                                                           File No. 2-67464
                                                           File No. 811-3015

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /


         Post-Effective Amendment No. 38                           / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /
         Amendment No.



                                 ---------------
                            OHIO NATIONAL FUND, INC.
                           (Exact Name of Registrant)
                                One Financial Way
                             Cincinnati, Ohio 45242
                     (Address of Principal Executive Office)
                            Area Code (513) 794-6316
                         (Registrant's Telephone Number)

                          Ronald L. Benedict, Secretary
                            Ohio National Fund, Inc.
                                One Financial Way
                             Cincinnati, Ohio 45242
                     (Name and Address of Agent for Service)


                                   Notice to:
                           W. Randolph Thompson, Esq.
                                   Of Counsel
                              Jones & Blouch L.L.P.
                                 Suite 405 West
                       1025 Thomas Jefferson Street, N.W.
                             Washington, D.C. 20007
                                 ---------------

Approximate Date of Proposed Public Offering: as soon after the effective date of this amendment as is practicable.

It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph (b)
        ___

         X      on May 1, 1999 pursuant to paragraph (b)
        ___


                60 days after filing pursuant to paragraph (a)(1)
        ___


                on (date) pursuant to paragraph (a)(1)
        ___


                75 days after filing pursuant to paragraph (a)(2)
        ___

                on (date), pursuant to paragraph (a)(3) of Rule 485.
        ___

If appropriate, check the following box:

        ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A.

                      INFORMATION REQUIRED IN A PROSPECTUS

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 587-8078

Ohio National Fund, Inc. is a mutual fund with 20 separate investment portfolios. The Fund's investment adviser is Ohio National Investments, Inc. (the "Adviser"). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC"). The separate accounts use Fund shares as the underlying investments for variable annuities issued by ONLI and variable life insurance contracts issued by ONLAC. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

THE FUND'S PORTFOLIOS ARE:

Equity Portfolio                                  Growth & Income Portfolio
Money Market Portfolio                            Small Cap Growth Portfolio
Bond Portfolio                                    S&P 500 Index Portfolio
Omni Portfolio                                    High Income Bond Portfolio
International Portfolio                           Equity Income Portfolio
International Small Company Portfolio             Blue Chip Portfolio
Capital Appreciation Portfolio                    Social Awareness Portfolio
Small Cap Portfolio                               Strategic Income Portfolio
Aggressive Growth Portfolio                       Firstar Growth & Income Portfolio
Core Growth Portfolio                             Relative Value Portfolio

--------------------------------------------------------------------------------

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an Ohio National variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Investment Policies.........................................       2
Risks of Certain Investments................................      24
Fund Management.............................................      34
Purchase and Redemption of Fund Shares......................      40
Dividends, Distributions and Taxes..........................      40
Financial Highlights........................................      41


                                  MAY 1, 1999

                              INVESTMENT POLICIES

Each portfolio has its own investment objective which it seeks through its separate investment policies. The differences in objectives and policies among the portfolios affect the risks and returns of each portfolio. We can never be sure that any portfolio will meet its investment objectives.

The investment objectives of each portfolio discussed below and in the Statement of Additional Information may only be changed if approved by a majority vote of that portfolio's shareholders. Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio's policies. The relatively high portfolio turnover rates for the Small Cap, Aggressive Growth, Core Growth, Growth & Income, Small Cap Growth and Strategic Income portfolios result in correspondingly higher brokerage costs for these portfolios. The Statement of Additional Information provides a fuller description of the types of financial instruments in which the Money Market portfolio may invest. It also defines the debt ratings of nationally recognized statistical rating organizations. It also gives information about portfolio turnover rates for each portfolio.


RISKS



The primary risks of investing in each portfolio are:



Market risk refers to how much a security's price is likely to change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price.



Financial risk refers to the ability of an issuer of a debt security, such as a bond, to pay principal and/or interest on that security when due. It also refers to the earnings stability and overall financial soundness of an issuer of an equity security.



Sector risk is the possibility that a certain group or category of securities may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.



All of the portfolios are subject to these risks. You could lose money, or have less return than the market in general, in any of the portfolios.



Below are the most significant investment policies of each of the portfolios. Following these are discussions of additional risks of investing in various kinds of securities in which several or all of the portfolios may invest.


EQUITY PORTFOLIO

The objective of the Equity portfolio is long-term growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. This portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks, debt securities and readily marketable mortgage notes. This portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.


The Adviser performs traditional fundamental analysis to select securities promising long-term value. The Adviser considers each issuer's business and product strength, its financial condition, its competitive position, its management expertise, its research and development spending, and the difficulty of other companies duplicating its products or services. The Adviser primarily seeks growing companies having a market stipulating over $1 billion. These companies are generally among the leaders in their industry or product lines. The Adviser also considers an issuer's recent stock price performance and earnings estimates.



Primary risks: This portfolio's primary risks are the market, financial and sector risks described above.


The following bar chart and table indicate the risks of investing in the Equity portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

1989                                                          23.21%
90                                                            -3.86%
91                                                            20.18%
92                                                             7.54%
93                                                            14.09%
94                                                             0.25%
95                                                            27.20%
96                                                            18.35%
97                                                            18.17%
98                                                             5.72%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 15.86%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -12.47%. That was the quarter ending on September 30, 1998

  AVERAGE ANNUAL TOTAL RETURNS      ONE     FIVE      TEN
     AS OF DECEMBER 31, 1998       YEAR     YEARS    YEARS
  ----------------------------     -----    -----    -----
Equity Portfolio                    5.72%   13.52%   12.66%
S&P 500 Index                      28.58%   24.05%   19.20%

MONEY MARKET PORTFOLIO

The objective of the Money Market portfolio is maximum current income consistent with preservation of principal and liquidity. This portfolio invests in high quality money market instruments, including:

- obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

- commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSRO's"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

- commercial paper, certificates of deposit, bankers' acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 5% limitation below;

- repurchase agreements with respect to any of these obligations;

- as to no more than 5% of the portfolio's assets, in commercial paper, certificates of deposit or bankers' acceptances receiving the second highest rating by any two NRSRO's (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than $1 million (or 1% of portfolio assets, if greater) may be invested in such securities of any one issuer; and

- up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. Generally, this portfolio holds its money market securities until maturity. They are then redeemed. The portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the portfolio's average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer's credit-worthiness.


Primary risks: The portfolio's rate of return varies as short-term interest rates vary. The rate of return will also be affected by other factors such as the portfolio's operating expenses and any sales of portfolio securities before they mature. Generally, investment in this portfolio involves less market and financial risk than an investment in any other portfolio of the Fund. However, it is possible to lose money in this portfolio.



An investment in the Money Market portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The following bar chart and table indicate the risks of investing in the Money Market portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

MONEY MARKET PORTFOLIO

1989                                                           8.89%
90                                                             7.89%
91                                                             5.54%
92                                                             3.17%
93                                                             2.74%
94                                                             4.00%
95                                                             5.62%
96                                                             5.17%
97                                                             5.37%
98                                                             5.39%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 2.31%. That was the quarter ending on June 30, 1989. The lowest return for a quarter was 0.64%. That was the quarter ending on June 30,1993. The Money Market Portfolio's seven day yield ending December 31, 1998 was 5.19%.

        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 1998             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Money Market Portfolio                        5.39%   5.11%    5.36%

BOND PORTFOLIO


The objective of the Bond portfolio is a high level of income and opportunity for capital appreciation consistent with preservation of capital. Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased.


At least 80% of the portfolio's assets (other than cash and U.S. government securities) will be invested in:

- publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned within the four highest bond ratings by Moody's or Standard and Poor's ("S&P"); and

- corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the portfolio's assets may be invested in:

- securities having high potential for capital appreciation;

- preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

- debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

This portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities.

This portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser's evaluation of current and anticipated market conditions.


Primary risks: The market values of debt instruments vary depending upon their respective yields. Therefore, the portfolio's net asset value per share changes from time to time as the general level of interest rates changes. Consequently, an investment in this portfolio involves substantial market risk, but should involve less financial risk than an investment in any of the portfolios that invest primarily in common stocks.



The following bar chart and table indicate the risks of investing in the Bond portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BOND PORTFOLIO

1989                                                            10.71%
90                                                               7.82%
91                                                              12.96%
92                                                               7.54%
93                                                              10.69%
94                                                              -3.84%
95                                                              18.90%
96                                                               3.71%
97                                                               9.28%
98                                                               5.22%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.68%. That was the quarter ending on June 30, 1995. The lowest return for a quarter was -3.46% That was the quarter ending on March 31, 1994.

        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 1998             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Bond Portfolio                                5.22%   6.40%    8.15%
Lehman Brothers Government/Corporate          8.42%   6.59%    8.51%
  Bond Index -- Intermediate


OMNI PORTFOLIO


The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation.

The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the portfolio may not be invested in all three of the market sectors.

The portfolio's principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. Within the stock sector, the Adviser seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.


Primary risks: Investment in this portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds.


The following bar chart and table indicate the risks of investing in the Omni portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past perform-ance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

OMNI PORTFOLIO

1989                                                         15.46%
90                                                            1.91%
91                                                           18.15%
92                                                            8.60%
93                                                           12.85%
94                                                           -0.53%
95                                                           22.75%
96                                                           15.54%
97                                                           18.15%
98                                                            4.53%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.78%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -16.16% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
         AS OF DECEMBER 31, 1998           YEAR     YEARS    YEARS
      ----------------------------         -----    -----    -----
Omni Portfolio                              4.53%   11.75%   11.50%
S&P 500 Index                              28.58%   24.05%   19.20%

INTERNATIONAL PORTFOLIO

The objective of the International portfolio is total return on assets by investing primarily in securities of foreign companies. A substantial part of the portfolio's assets are stocks of established companies in economically developed countries. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in depository receipts. It may invest in investment grade fixed-income securities and foreign government securities. It may enter into forward commitments and foreign currency transactions. It may maintain reserves in foreign or U.S. money market instruments. This portfolio is managed by Federated Global Investment Management Corp. ("FGIM") under a subadvisory agreement with the Adviser.


In selecting portfolio securities, FGIM uses its own quantitative process to rank the future performance potential of companies. FGIM evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.



This portfolio enables you to diversify your investment by participating in developed foreign economies and markets. If you also invest in domestic portfolios, the International portfolio may reduce the overall volatility of your investments because foreign countries often have business cycles, economic policies and securities markets that do not move in harmony with those in the United States.



Primary risks: In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the International portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998.

INTERNATIONAL PORTFOLIO

94                                                               8.07%
95                                                              12.10%
96                                                              14.48%
97                                                               2.11%
98                                                               3.88%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 9.02%. That was the quarter ending on March 31, 1998. The lowest return for a quarter was -11.05% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      SINCE
         AS OF DECEMBER 31, 1998           YEAR     YEARS    4/30/93
      ----------------------------         -----    -----    -------
International Portfolio                     3.88%   8.03%     11.36%
Morgan Stanley Capital International       20.00%   6.59%      9.57%
  Europe, Australia, Far East Index

INTERNATIONAL SMALL COMPANY PORTFOLIO


The objective of the International Small Company portfolio is long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less. Any income received from investments is incidental. The portfolio invests in companies located throughout the world, in both developed economies and emerging markets. Investments will also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common or preferred stock. This portfolio is managed by FGIM under a subadvisory agreement with the Adviser.


Investments in foreign small companies enable you to further diversify the investments you have in foreign markets. Price changes of small companies do not always follow those of larger companies.


Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of larger companies. This is especially true in the short term. In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments and Small Capitalization Companies described following these brief summaries of each portfolio's investment policies.



In selecting portfolio securities, FGIM uses its own quantitative process to rank the future performance potential of companies. FGIM evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.


The following bar chart and table indicate the risks of investing in the International Small Company portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that the subadviser for this portfolio was Societe Generale Asset Management Corp. until the end of 1998. In 1999, the portfolio's investment policies were substantially changed and its name was changed from the "Global Contrarian" portfolio.

INTERNATIONAL SMALL COMPANY PORTFOLIO

96                                                               10.52%
97                                                               11.67%
98                                                                3.53%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.37%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -11.62% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
         AS OF DECEMBER 31, 1998           YEAR     3/31/95
      ----------------------------         -----    -------
International Small Company Portfolio       3.53%     9.64%
Morgan Stanley Capital International
  World Index                              24.34%    18.40%

CAPITAL APPRECIATION PORTFOLIO


The objective of the Capital Appreciation portfolio is to seek maximum long-term capital appreciation through investment primarily in common stocks. This portfolio is managed by T. Rowe Price Associates, Inc. ("TRPA") under a subadvisory agreement with the Adviser.



This portfolio invests primarily in:



- common stocks of established companies that TRPA believes have above-average potential for capital growth;



- long-term core holdings in companies whose prices, at the time purchased by the portfolio, were considered low in terms of company assets, earnings or other factors;

- opportunistic investments whose prices are expected to rise in the short term but not necessarily over the long term; and



- stocks that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but appear to have good prospects for capital appreciation.



Since TRPA attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. It may establish relatively large positions in companies it finds attractive.


A substantial part of this portfolio is also invested in fixed income securities. These include corporate bonds, U.S. government securities, preferred stock, warrants, securities convertible into common stock, and money market instruments. The portfolio's total return consists principally of capital appreciation (or depreciation) and, to a lesser extent, current income.


Primary risks: A sizable cash or fixed income position may keep the portfolio from participating in a strong, rapidly rising bull market. Significant exposure to bonds increases the risk that the portfolio's performance could be hurt by rising interest rates or credit downgrades or defaults. A particular risk of this portfolio's value or "contrarian" approach is that some holdings may not recover and provide the capital growth anticipated.



The following bar chart and table indicate the risks of investing in the Capital Appreciation portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.


CAPITAL APPRECIATION PORTFOLIO

95                                                                  20.90%
96                                                                  14.13%
97                                                                  15.19%
98                                                                   5.91%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.95%. That was the quarter ending on March 31, 1995. The lowest return for a quarter was -2.64% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1998           YEAR     5/1/94
      ----------------------------         -----    ------
Capital Appreciation Portfolio              5.91%   13.55%
S&P 500 Index                              28.58%   26.67%

SMALL CAP PORTFOLIO



The objective of the Small Cap portfolio is maximum capital growth. The portfolio invests primarily in the common stocks of small and medium sized companies. Ordinarily, these companies are not listed on a national securities exchange but will be traded over the counter. Under normal market conditions, at least 65% of the portfolio's assets invested in common stocks of companies with market capitalizations of less than $1.5 billion. However it may also invest in larger companies if they appear to present better prospects for capital growth. This portfolio may invest up to 30% of its assets in foreign securities. This portfolio is managed by Founders Asset Management LLC ("FAM") under a subadvisory agreement with the Adviser.


Investments in both this portfolio and one or more portfolios investing primarily in larger companies enable you to diversify your investments. Price changes of small companies do not always follow those of larger companies.


Primary risks: Generally, the prices of small company securities tend to be more volatile and present more risk than those of large companies. This is especially true in the short term. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.


The following bar chart and table indicate the risks of investing in the Small Cap portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

SMALL CAP PORTFOLIO

95                                                                    31.15%
96                                                                    16.06%
97                                                                     8.47%
98                                                                    10.57%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 38.33%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -27.98% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1998           YEAR     5/1/94
      ----------------------------         -----    ------
Small Cap Portfolio                        10.57%   19.28%
Russell 2000 Index                         -2.57%   13.28%

AGGRESSIVE GROWTH PORTFOLIO

The objective of the Aggressive Growth portfolio is capital growth. The portfolio invests in a variety of securities that the subadviser believes have attractive growth opportunities. The portfolio normally emphasizes equity securities.

However, it may invest in any type of security that the subadviser believes has the potential for capital appreciation. The portfolio may invest most or all of its assets in common stocks, preferred stocks, securities that are convertible into common or preferred stocks, and warrants. At other times, the portfolio may invest most or all of its assets in intermediate -- to long-term corporate or U.S. government debt securities.

Although the debt securities in which the portfolio invests are primarily investment-grade debt securities, it may invest up to 5% of its assets in non-investment-grade debt securities ("junk" bonds"). The portfolio may invest up to 15% of its assets in foreign securities. These involve certain additional risks as described following these brief summaries of each portfolio's investment policies. This portfolio is managed by Strong Capital Management, Inc. ("SCM") under a subsidiary agreement with the Adviser.

SCM seeks emerging investment trends and growth opportunities. SCM tries to identify companies poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations.

Primary risks: The portfolio engages in substantial short-term trading. This involves significant risk and may be deemed speculative. Frequent trading also results in a higher portfolio turnover rate and correspondingly higher brokerage costs. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.


The following bar chart and table indicate the risks of investing in the Aggressive Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

AGGRESSIVE GROWTH PORTFOLIO

96                                                              -0.65%
97                                                              12.53%
98                                                               7.84%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 20.32%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -17.01% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
         AS OF DECEMBER 31, 1998           YEAR     3/31/95
      ----------------------------         -----    -------
Aggressive Growth Portfolio                 7.84%    12.47%
Russell 2000 Index                         -2.57%    15.31%

CORE GROWTH PORTFOLIO

The objective of the Core Growth portfolio is long-term capital appreciation. The portfolio invests primarily in stocks of large, medium and small companies that the subadviser believes have strong prospects for earnings growth and long-term capital appreciation. The subadviser seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services. This portfolio is managed by Pilgrim Baxter & Associates, Ltd. ("PBA") under a subadvisory agreement with the Adviser.

In managing this portfolio, PBA uses both quantitative and fundamental processes. They focus on quality earnings growth. PBA begins by making a list of rapidly growing companies having desired quality characteristics. PBA derives this list of companies by using its proprietary software and research models. These models incorporate attributes of successful growth (such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth). Then, using fundamental research, PBA evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, PBA tries to find investments with strong growth characteristics.


Primary risks: This portfolio's investments in small and medium capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. If you consider investing in this portfolio, you need to maintain a long-term investment perspective because the companies in which this portfolio invests will experience stock price volatility.

The following bar chart and table indicate the risks of investing in the Core Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

CORE GROWTH PORTFOLIO

97                                                               -3.08%
98                                                                8.82%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 21.32%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -21.47% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1998           YEAR     1/3/97
      ----------------------------         -----    ------
Core Growth Portfolio                       8.82%    2.74%
Russell 3000 Index                         24.13%   27.89%

GROWTH & INCOME PORTFOLIO

The objective of the Growth & Income portfolio is long-term total return. The portfolio invests primarily in equity and debt securities, focusing on small-and mid-cap companies that offer the potential for capital appreciation, current income, or both. This portfolio is managed by Robertson Stephens Investment Management, L.P. ("RSIM") under a subadvisory agreement with the Adviser.

The portfolio normally invests the majority of its assets in common stocks, convertible securities, bonds, and notes. Although the portfolio focuses on companies with market capitalizations of up to $3 billion, it may invest in larger companies. The portfolio may engage in short sales of securities expected to decline in price.


Primary risks: Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. To a large extent the same risk factors apply to investments in mid-cap companies.

The following bar chart and table indicate the risks of investing in the Growth & Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

GROWTH & INCOME PORTFOLIO

97                                                                  36.58%
98                                                                   7.09%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 21.52%. That was the quarter ending on September 30, 1997. The lowest return for a quarter was -13.33% That was the quarter ending on September 30, 1998.

       AVERAGE ANNUAL TOTAL RETURNS           ONE     SINCE
          AS OF DECEMBER 31, 1998            YEAR     1/3/97
       ----------------------------          -----    ------
Growth & Income Portfolio                     7.09%   21.05%
Russell 2000 Index                           -2.57%    9.19%

SMALL CAP GROWTH PORTFOLIO

The objective of the Small Cap Growth portfolio is capital appreciation. It is managed by RSIM under a subadvisory agreement with the Adviser. It invests in an actively managed portfolio of equity securities (principally common stocks) of small cap growth companies. These are companies that, in RSIM's opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. In evaluating potential investments, RSIM may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity and/or the financial condition of the company.


Primary risks: Small companies may present greater opportunities for investment return than do larger companies. However, they also involve greater risks. Up to 30% of this portfolio's assets may be invested in foreign securities. The special risks of Foreign Investments and Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.


This portfolio began its operations in May 1998.

S&P 500 INDEX PORTFOLIO

The objective of the S&P 500 Index portfolio is total return approximating that of the Standard & Poor's 500 Index ("S&P 500"(R)) including reinvestment of dividends, at a risk level consistent with that of the S&P 500. It seeks this objective by investing primarily in:

- common stocks and other securities that need not be included among the 500 stocks in the S&P 500, and/or

- S&P 500 stock index futures contracts hedged by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and money market instruments.

This strategy is intended to replicate the performance of the S&P 500. However, portfolio expenses reduce the portfolio's ability to exactly track the S&P 500. There can be no assurance that the portfolio's investments will have the desired effect.

The value of S&P 500 stock index futures contracts is tied directly to the fluctuations of the S&P 500. The portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500 obligates the portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500 at the time the contract was made and the closing of the contract. The futures contracts can result in a high degree of leverage so that a relatively small decline in the S&P 500 could result in a substantial loss to the portfolio, including part or all of the margin deposits required on the contracts. The portfolio seeks to offset that risk by maintaining its investments in U.S. government obligations, investment-grade corporate bonds and money market instruments. The income from these investments tends to offset the costs of the futures contracts.


Primary risks: The risks involved with Hedging Techniques are described following these brief summaries of each portfolio's investment policies. This portfolio is subject to significant sector risk.



"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the S&P 500 Index portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio. The Statement of Additional Information contains more information about the S&P 500 Index.

The following bar chart and table indicate the risks of investing in the S&P 500 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

97                                                                 31.75%
98                                                                 30.00%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 22.27%. That was the quarter ending on December 31,1998 The lowest return for a quarter was -9.78% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE      SINCE
         AS OF DECEMBER 31, 1998           YEAR     1/3/97
      ----------------------------         -----    -------
S&P 500 Index Portfolio                    30.00%    31.03%
S&P 500 Index                              28.58%    30.94%

HIGH INCOME BOND PORTFOLIO

The objective of the High Income Bond portfolio is high current income. The portfolio invests primarily in lower rated corporate debt obligations commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of high current income. Normally, the portfolio will not invest more than 10% of its assets in equity securities. Lower rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. You should carefully assess the risks associated with this portfolio before investing.

This portfolio is managed by Federated Investment Counseling ("FIC") under a subadvisory agreement with the Adviser.


Low-rated debt securities have higher yields because of their greater uncertainty of default. FIC seeks to reduce this financial risk through careful security selection and diversification by both company and industry. FIC looks for bonds offering superior potential returns for the financial risk assumed. FIC's analysis focuses on the issuer's financial condition, competitive position and management expertise. FIC also considers current economic, market and industry factors affecting the issuer. FIC typically does not consider interest rate risks because the prices of high yield bonds are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.


Fixed income securities in which the portfolio invests include preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The portfolio's investments are generally rated Baa or lower by

Moody's, or BBB or lower by S&P or Fitch, or are not rated but are determined by FIC to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the portfolio may invest. These lower rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing highly rated bonds.

The portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference on the issuer's balance sheet. The portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The portfolio may also invest in real estate investment trusts.


Primary risks: The special risks of investing in Lower Rated Debt Securities, Convertible Securities and Real Estate Securities are described following these brief summaries of each portfolio's investment policies. There is a relatively higher risk that an issuer of low rated bonds will default by failing to pay interest or principal when due. If that happens, the portfolio loses money. Low-grade bonds are usually uncollateralized and they are subordinate to the issuer's other outstanding debt.


This portfolio began its operations in May 1998

EQUITY INCOME PORTFOLIO

The objective of the Equity Income portfolio is above-average income and capital appreciation. The portfolio invests primarily in income-producing equity securities including common stocks, preferred stocks, real estate investment trusts and securities (including debt securities) convertible into common stocks. The portfolio emphasizes those common stocks in each sector that have good value, attractive yield and dividend growth potential. The portfolio is managed by FIC under a subadvisory agreement with the Adviser.


FIC performs a technical review of potential issuers. It examines mostly companies with market capitalization over $1 billion which it believes are trading at low valuation in relation to their historic market prices and projected earnings. The portfolio's equity securities generally have a history and expectation of paying increasing dividends.



FIC performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. FIC also considers current economic, market and industry factors affecting the issuer. FIC uses the "value" style of investing. It selects securities with a comparatively low volatility in share price relative to the overall market and which may provide relatively high dividend income. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth characteristics because FIC's investment approach is sector-neutral.


The portfolio invests in convertible securities without regard to their rating. Convertible securities are used because they typically offer high yields and good potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings below investment grade or not rated.


Primary risks: Convertible securities may be subject to some of the same risks as those inherent in junk bonds as described for the High Income Bond portfolio. This portfolio may invest in foreign securities, and it may also engage in short sales from time to time. The special risks of investing in Convertible Securities and Foreign Investments, and engaging in Short Sales, are described following these brief summaries of each portfolio's investment policies.


This portfolio began its operations in May 1998.

BLUE CHIP PORTFOLIO

The objective of the Blue Chip portfolio is growth of capital and income by investing primarily in securities of high quality companies. The portfolio is managed by FIC under a subadvisory agreement with the Adviser.

FIC selects investments for this portfolio principally on the basis of fundamental research techniques and standards with emphasis on earning power, financial condition and valuation. The companies are among the leaders in their industries in sales, earnings, and/or market capitalization.


FIC performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. FIC also considers current economic, market and industry factors affecting the issuer. FIC uses the "value" style of investing. It selects securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.


The portfolio invests in common stocks, preferred stocks, corporate debt obligations, convertible securities, warrants, American depository receipts and foreign securities. Corporate debt obligations will be rated Baa or better by Moody's, or BBB or better by S&P or Fitch, or if not rated, will be determined by FIC to be of comparable quality. If a security loses its rating or has its rating reduced after the portfolio has purchased it, FIC does not need to drop the security from the portfolio, but that will be considered. Bonds rated Baa, BBB or better are considered investment grade. Those rated below that have some speculative characteristics.


Primary risks: This portfolio's primary risks are market risk and sector risk, described on page 2.


This portfolio began its operations in May 1998.

SOCIAL AWARENESS PORTFOLIO

The objective of the Social Awareness portfolio is long-term growth of capital. It invests primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

In choosing investments, the Adviser considers a company's record in:

- quality and safety of its products and services,

- environmental protection and enhancement,

- employee relations, opportunities and safety,

- consumer relations and protection,

- community involvement, and

- expectations for the creation of new jobs and economic development due to anticipated company growth.

Each potential investment is also subject to the Adviser's standards of investment analysis. As a matter of operating policy, the portfolio will not invest in any company substantially engaged in the manufacture of or distribution of tobacco products, alcoholic beverages or weapons, or the operation of gambling casinos, or the support of repressive regimes. This policy may be modified by the Board of Directors.

The Adviser monitors and responds to changes in business practices of the companies selected for investment. In case of any adverse development, the Adviser considers whether or not the portfolio's policies require it to sell its position in that company. Any sale under those circumstances is, however, subject to prudent market considerations.

Primary risks: This portfolio is susceptible to sector risk, described on page
2.


The following bar chart and table indicate the risks of investing in the Social Awareness portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

97                                                                25.63%
98                                                               -22.41%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.74%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -27.95% That was the quarter ending on September 30, 1998.

     AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE
        AS OF DECEMBER 31, 1998           YEAR     1/3/97
     ----------------------------        ------    -------
Social Awareness Portfolio               -22.41%    -1.24%
Russell 2000 Index                        -2.57%     9.19%

STRATEGIC INCOME PORTFOLIO

The objective of the Strategic Income portfolio is high current income by investing at least 80% of its assets in income producing securities. At least 40% of its assets are invested in a core asset group of U.S. government and corporate fixed income securities, and 5% to 20% of its assets are invested in each of the following sectors:

- foreign bonds,

- real estate investment trusts (REITs),

- domestic equity securities,

- money market instruments, and

- the following structured fixed income securities:

     - mortgage backed securities

     - collateralized mortgage obligations (CMOs),

     - adjustable rate mortgage securities (ARMS), and

     - asset-backed securities.

This portfolio is managed by Firstar Bank, N.A. ("Firstar") under a subadvisory agreement with the Adviser. Firstar selects the core assets based on the outlook for interest rates and their yield in relation to other fixed income securities of similar quality and maturity. They only include investment grade bonds. These are bonds rated Baa or higher by Moody's, or BBB or higher by S&P or Fitch or which, if unrated, are deemed by Firstar to be of comparable quality.

The foreign bonds are issued by non-U.S. companies and governments. They are investment grade, are denominated in currencies other than U.S. dollars and may include American Depository Receipts and International Depository Receipts. The portfolio may also invest in shares of investment companies that invest primarily in foreign bonds.

REITs include equity or mortgage REITs integrated to capture income diversified by sector (e.g., shopping malls, apartment buildings and health care facilities) and by geographic location.

The domestic equity category consists of high-dividend common and preferred stocks of U.S. companies with a history of stable earnings and/or growing dividends. The domestic equity category may also include warrants and securities convertible into the common stocks of these U.S. companies.

The money market category includes:

- commercial paper and Europaper (dollar-denominated commercial paper issued outside the U.S.) having at least one rating in one of the two highest categories of any NRSRO;

- instruments of domestic and foreign banks and savings and loans (such as certificates of deposit, demand and time deposits, savings shares and bankers acceptances) if they have capital, surplus and individual profits of over $100 million, or if the principal amount of the instrument is insured by a fund administered by the Federal Deposit Insurance Corporation ("FDIC insured"), including Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs");


- obligations of the U.S. government or its agencies or instrumentalities;


- repurchase agreements, and

- other unrated short-term instruments deemed by Firstar to be of comparable quality to the other obligations in which the portfolio may invest.

This portfolio may also engage in short sales from time to time.


Primary risks: The special risks of investing in Foreign Investments and Real Estate Securities, and engaging in Short Sales, are described following these brief summaries of each portfolio's investment policies. This portfolio is particularly susceptible to sector risks, described on page 2.



The following bar chart and table indicate the risks of investing in the Strategic Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

97                                                             9.02%
98                                                            -1.42%


During the period shown in the bar chart, the portfolio's highest return for a quarter was 4.68%. That was the quarter ending on June 30, 1997. The lowest return for a quarter was -1.08% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE
        AS OF DECEMBER 31, 1998            YEAR     1/3/97
      ----------------------------        ------    -------
Strategic Income Portfolio                 -1.42%     3.55%
Lehman Brothers Government/Corporate        5.22%     8.14%
  Bond Index -- Intermediate


FIRSTAR GROWTH & INCOME PORTFOLIO



The objective of the Firstar Growth & Income portfolio is both reasonable income and long-term capital appreciation. The portfolio invests in income producing securities including dividend-paying common and preferred stocks as well as fixed-income securities in order to generate reasonable income. Capital appreciation is sought through investments in common stocks, particularly those of medium to large sized domestic companies whose stock is paying dividends. No more than 25% of the portfolio will be invested in foreign securities. The portfolio is managed by Firstar Investment Research Management Company, LLC ("FIRMCO") under a subadvisory agreement with the Adviser.



Primary risks: The primary risks of this portfolio are market risk, financial risk and sector risk.

The following bar chart and table indicate the risks of investing in the Firstar Growth & Income portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown. Note that, until May 1999, the subadviser for this portfolio was Firstar, an affiliate of FIRMCO. The portfolio was called the Stellar portfolio when managed by Firstar and its investment policies were substantially different at that time.


FIRSTAR GROWTH & INCOME PORTFOLIO

97                                                                9.70%
98                                                                2.92%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 7.56%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -6.73% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1998           YEAR     1/3/97
      ----------------------------         -----    ------
Firstar Growth & Income Portfolio           2.92%    6.28%
S&P 500 Index                              28.58%   30.94%

RELATIVE VALUE PORTFOLIO

The objective of the Relative Value portfolio is to obtain the highest total return that is consistent with reasonable risk. The portfolio invests primarily in stocks which Firstar believes will have low volatility, above-average yields, and are undervalued relative to the stocks comprising the S&P 500. Unless it is in a defensive position, at least 70% of the portfolio's assets will be invested in common stocks of companies whose revenues are in the top 25% of their industries. However, other factors, such as product position or market share, will also be considered and may outweigh revenues.

The portfolio also invests in fixed income securities. These include:

- convertible securities;

- investment grade domestic corporate debt obligations that are rated or A or higher by Moody's, S&P or Fitch; and

- obligations of the U.S. government or its agencies or instrumentalities.

This portfolio is managed by Firstar under a subadvisory agreement with the Adviser.


Primary risks: The primary risks of this portfolio are market risk, financial risk and sector risk.

The following bar chart and table indicate the risks of investing in the Relative Value portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

RELATIVE VALUE PORTFOLIO

97                                                                28.28%
98                                                                20.72%

During the period shown in the bar chart, the portfolio's highest return for a quarter was 21.27%. That was the quarter ending on December 31, 1998. The lowest return for a quarter was -10.16% That was the quarter ending on September 30, 1998.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     SINCE
         AS OF DECEMBER 31, 1998           YEAR     1/3/97
      ----------------------------         -----    ------
Relative Value Portfolio                   20.72%   24.53%
S&P 500 Index                              28.58%   30.94%


                          RISKS OF CERTAIN INVESTMENTS


The kinds of investments described on the following pages can be made by most of the portfolios. These risk considerations and others are further explained in the Statement of Additional Information.

MIXED AND SHARED FUNDING

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ONLI, ONLAC and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any portfolio; or

- differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ONLI's and ONLAC's separate accounts are the sole Fund shareholders. ONLI and ONLAC will vote the Fund shares attributable to your contracts as you direct.

SMALL CAPITALIZATION COMPANIES

Small capitalization companies generally have a market capitalization of less than $1.5 billion. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. Small companies are often selected for investment in a portfolio because the Adviser or subadivser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Small companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have limited product lines, markets and financial resources. Their management often depends on one or a few key people. Their securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Small company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a small company's shares, or those transactions might impact the shares' market prices unfavorably.

All of the portfolios except Money Market and Blue Chip can invest in small companies. The International Small Company, Small Cap, Aggressive Growth, Core Growth, Growth & Income, and Small Cap Growth portfolios may concentrate their investments in these securities

FOREIGN INVESTMENTS

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

- changes in currency rates

- currency exchange control regulations

- seizure or nationalization of companies

- political or economic instability

- unforeseen taxes

- difficulty of obtaining or interpreting financial information under foreign accounting standards

- trading in markets that are less efficient than in the U.S.

- lack of information regarding securities issuers

- imposition of legal restraints affecting investments

- reversion to closed markets or controlled economies

- national economies based on a few industries or dependent on revenue from certain commodities

- local economies and/or markets vulnerable to global conditions

- volatile inflation rates and debt burdens

- less regulatory protection.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed counties.


In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market portfolio must be denominated in U.S. dollars and held in custody in the United States. The International and International Small Company portfolios may be invested entirely in foreign securities.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund's Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board's general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.

All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash. The Strategic Income portfolio may invest more than 10% of its assets in agreements maturing in more than seven days.

CONVERTIBLE SECURITIES

Convertible securities can be exchanged for or converted into common stock. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock
(DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer's common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of the yield-to-maturity basis of straight nonconvertible debt of similar quality. This is often called "investment value." The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

All of the portfolios other than the Money Market portfolio can purchase convertible securities.

WARRANTS

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less that a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

All of the portfolios other than the Money Market portfolio can purchase warrants.

RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are subject to restrictions on resale under federal securities law. Each of the Equity, Money Market, Bond and Omni portfolios may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

- the frequency of trades and quotes for the security;

- the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

- dealer undertakings to make a market in the security; and

- the nature of the security and the nature of the marketplace trades.

HEDGING TECHNIQUES

Each portfolio (other than the Money Market portfolio) may, for hedging purposes, buy and sell various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign currency contracts, foreign currency options and foreign currency futures contracts. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks. These include:

- whether the Adviser or subadviser can predict correctly the direction of changes in stock prices, interest rates, currency prices and other economic factors,

- whether there is enough market liquidity to permit a portfolio to close out positions taken, and

- whether price changes in portfolio securities subject to a hedge follow price changes in securities or currencies underlying options and futures contracts.

None of these can be assured. A more complete discussion of the risks involved with hedging techniques is contained in the Statement of Additional Information.

OPTIONS


The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, a portfolio may write call options when the Adviser or subadviser believes that the option premium will yield a greater return to the portfolio than might occur on the underlying security during the life of the option.



In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for that option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price, less the premium paid for the option, the portfolio will exercise the option. This will reduce the loss the portfolio would have otherwise suffered. Therefore, a portfolio may purchase put options when the Adviser or subadviser believes that the market price of the underlying security is more likely to decrease than increase or as a hedge against a decrease in the price of a security held by the portfolio.


Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. Then, besides continuing to be subject to the margin requirements, the portfolio would have a gain or loss to the extent that the price change in the securities subject to the hedge differed from the position. To limit this risk, a portfolio will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the portfolio's assets would not be offset by a change in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when a portfolio enters into a futures contract. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index is not more than the premium paid for the option.

The success of a hedge depends upon the Adviser's or subadviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the portfolio could suffer a loss and it would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate big gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders have big losses.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract's delivery date arrives, the portfolio may either deliver of the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.


All of the portfolios other than the Money Market portfolio can invest in these securities. The Capital Appreciation and High Income Bond portfolios may invest more than 10% of their assets in these.


LOWER-RATED DEBT SECURITIES


Certain portfolios may purchase lower-rated debt securities, sometimes referred to as "junk bonds." These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody's). As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information. Only the High Income Bond portfolio now invests more than 35% of its assets in junk bonds. The Capital Appreciation and Equity Income portfolios may invest more than 10% of their assets in these securities.


When bonds have lower ratings it is more likely that adverse changes in the issuer's financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer's ability to pay the bond's interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond's values more volatile and it could limit the portfolio's ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody's, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security's market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio's net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio's investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a "leveraged buy-out" transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.


Under adverse market or economic conditions or adverse changes in the issuer's financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio's net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer's obligations on such securities. This might increase the portfolio's operating expenses and adversely affect the portfolio's net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for low rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.


A portfolio may hold securities that give the issuer the option to "call," or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P LOWER BOND RATINGS

Debt rated "BB," "B," "CC," and "C," is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "BB" to "CCC" may be modified by adding a plus (+) or minus (-) to show relative standing within the major rating categories.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios other than the Money Market portfolio may invest in reverse repurchase agreements. Only the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income, Blue Chip and Strategic Income portfolios may invest more than 10% of their assets in reverse repurchase agreements.

LEVERAGING (BORROWING FOR INVESTMENT PURPOSES)

The Capital Appreciation, Aggressive Growth, Growth & Income, Strategic Income, Small Cap Growth, High Income Bond, Equity Income and Blue Chip portfolios may borrow for investment purposes. This is generally unsecured, except to the extent the portfolios enter into reverse repurchase agreements. The Investment Company Act of 1940 requires these portfolios to maintain continuous asset coverage three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio's net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio's net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING

A portfolio (other than the Money Market portfolio) may increase its total return by lending its securities. It may do this if:

- the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

- the portfolio may at any time call the loan and regain the securities loaned;

- the portfolio will receive any interest or dividend paid on the loaned securities; and

- the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

SHORT SALES

The Aggressive Growth, Strategic Income, High Income Bond, Equity Income and Blue Chip portfolios may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.

The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of a portfolio's net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval. Portfolios may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the portfolio's net assets. Portfolios may not sell short more than 2% of the outstanding securities of any class of an issuer.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

REAL ESTATE SECURITIES

Real estate investments generally represent a substantial portion of the Strategic Income portfolio. The High Income Bond portfolio may also have significant amounts of real estate investments. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.

Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT's often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

- possible declines in the value of real estate;

- possible lack of availability of mortgage funds;

- extended vacancies of properties;

- risks related to general and local economic conditions;

- overbuilding;

- increases in competition, property taxes and operating expenses;

- changes in zoning laws;

- costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

- casualty or condemnation losses;

- uninsured damages from floods, earthquakes or other natural disasters;

- limitations on and variations in rents; and

- changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

                                FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of ONLI. The Adviser uses ONLI's investments personnel and administrative systems. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund's investment adviser since May 1996. Before that, the Fund's investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

INVESTMENT ADVISORY FEES

As compensation for the Adviser's services, the Fund pays the Adviser annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The fees are based on the following schedule:

- for each of the Equity, Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;


- for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion; (The Adviser is presently waiving any of its fees for the Money Market portfolio in excess of 0.25%)



- for each of the International, Relative Value, Small Cap Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's average daily net assets; (The Adviser is presently waiving any of its fees for the International portfolio in excess of 0.85%)


- For each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;

- for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;


- for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;


- for the S&P 500 Index portfolio 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

- for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets, and

- for each of the High Income Bond and Equity Income portfolios, 0.75% of each portfolio's average daily net assets.


- In 1998, the Fund paid the Adviser at the following effective rates:



Equity Portfolio.......................    0.53%   Growth & Income Portfolio..............    0.85%


*Money Market Portfolio.................   0.25%   Small Cap Growth Portfolio.............    0.90%
Bond Portfolio.........................    0.58%   S&P 500 Index Portfolio................    0.40%
Omni Portfolio.........................    0.54%   High Income Bond Portfolio.............    0.75%
International Portfolio................    0.90%   Equity Income Portfolio................    0.75%
International Small Company                0.90%   Blue Chip Portfolio....................    0.90%
  Portfolio............................
Capital Appreciation Portfolio.........    0.80%   Social Awareness Portfolio.............    0.60%
Small Cap Portfolio....................    0.80%   Strategic Income Portfolio.............    0.80%
Aggressive Growth Portfolio............    0.80%   Firstar Growth & Income Portfolio......    0.90%
Core Growth Portfolio..................    0.95%   Relative Value Portfolio...............    0.90%



* Without the voluntary fee waiver, the rate would have been 0.30%.


MANAGEMENT OF PORTFOLIOS

The Adviser's president is Joseph Brom. He is senior vice president and chief investment officer of ONLI. He oversees the management of the Equity, Money Market, Bond, Omni, S&P 500 Index and Social Awareness portfolios. Mr. Brom is a chartered financial analyst. He has a bachelor's degree in economics and finance and a law degree both from the University of Wisconsin. Mr. Brom has been an investment officer of ONLI since 1975. He has been in securities management since 1960.

Michael Boedeker is a vice president of the Adviser. He has managed the Bond portfolio since 1989. He is a chartered financial analyst with a bachelor's degree in business and a master of business administration degree in finance, both from Indiana University. Mr. Boedeker has been vice president of fixed income securities for ONLI since 1989. Before that, he had over 20 years of experience in fixed income securities and mutual fund management, most recently as senior vice president and chief investment officer of Mutual Security Life Insurance Co. for more than 5 years.

Stephen Williams is a vice president of the Adviser. He has managed the Equity and Omni portfolios since 1987. He has a bachelor's degree in finance from the University of Cincinnati. He has been vice president of equity securities for ONLI since 1997. He was an investment analyst and director of securities for ONLI for 20 years before that.

Douglas Hundley is a vice president of the Adviser. He has been the portfolio manager of the S&P 500 Index portfolio since 1997. He has managed the Money Market portfolio since 1996. He has a bachelor's degree in accounting and economics from Northern Kentucky University, a master of business administration degree in finance from the University of Texas, and is a certified public accountant in Ohio. Mr. Hundley has been an investment officer of ONLI since 1995. For more than seven years before to that he was an assistant portfolio manager for the Metropolitan Life Insurance Co. and was a financial analyst for Firstar for a year.

Keith Hanson is a vice president of the Adviser. He has been the portfolio manager of the Social Awareness portfolio since 1997. He is a chartered financial analyst. He has a bachelor's degree in business administration from Marquette University. Mr. Hanson has been an investment officer of ONLI since 1994. For a year before that he was a research analyst in the valuation of small businesses for Blum & Colombe, SC, and for seven years before that he was a securities analyst for Johnson Asset Management.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. (FGIM) has managed the INTERNATIONAL AND INTERNATIONAL SMALL COMPANY portfolios since January 1999. FGIM is located at 175 Water Street, New York, New York 10038. It is affiliated with Federated Investors, Inc. FGIM was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. Before 1999, Societe Generale Asset Management Corp. managed the International and International Small Company portfolios. The International Small Company portfolio then had different investment objectives and its name was the Global Contrarian portfolio.

The portfolio managers of the International portfolio are Drew Collins and Henry Frantzen. Drew Collins is a senior vice president of FGIM. He has directed portfolio management and investment research for FGIM since its establishment in 1995. For one year before that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst. He has a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

Henry Frantzen is the chef investment officer, international , of FGIM. He joined FGIM as its executive vice president when it was established in 1995. For four years prior to that, he served as chief investment officer of international securities at Brown Brothers Harriman & Co., and for three years before that he was the executive vice president and director of equities at Oppenheimer Management Corporation. He is a financial analyst fellow.

The portfolio managers of the International Small Company portfolio are Tracy Stouffer and Drew Collins. Tracy Stouffer is a vice president of FGIM. She has been a portfolio manager of international mutual funds for FGIM since 1995. For seven years before that she was vice president and portfolio manager of international equity funds at Clariden Asset Management. Ms. Stouffer is a chartered financial analyst. She has a bachelor's degree from Cornell University and a master of business administration degree in marketing from the University of Western Ontario.

T. ROWE PRICE ASSOCIATES, INC. (TRPA) has managed the CAPITAL APPRECIATION portfolio since 1994. TRPA is located at 100 East Pratt Street, Baltimore, Maryland 21201. It manages assets for various individual and institutional investors, particularly the T. Rowe Price group of mutual funds. TRPA is the successor to an investment firm founded in 1937. The portfolio manager of the Capital Appreciation portfolio is Richard Howard.


Richard Howard has been the portfolio manager of the Capital Appreciation portfolio since 1994. He is a chartered financial analyst. He has a bachelor's degree in engineering from Millikin University and a master of business administration degree from Harvard University. He joined TRPA in 1982 and is president of the T. Rowe Price Capital Appreciation Fund and a vice president of TRPA. Before that he worked as a senior industry specialist for Fidelity Management and Research and as a portfolio manager for CG Investment Management Company.


FOUNDERS ASSET MANAGEMENT LLC (FAM) has managed the SMALL CAP portfolio since 1994. FAM is located at 2930 East Third Avenue, Denver, Colorado 80206. It manages the Founders group of mutual funds and private investment accounts. FAM was established in 1938. In 1998 it became a subsidiary of Mellon Bank.


The portfolio manager of the Small Cap portfolio is Robert Ammann. Robert Ammann is vice president of investments of FAM. He has managed the Small Cap portfolio since 1999. He has been a portfolio manager for FAM since 1997 and for four year before that he was a securities research analyst for FAM. Before that he was a financial statistician for S&P Compustat Services, Inc. Mr. Ammann is a chartered financial analyst. He has a bachelor's degree in finance from Colorado State University.


STRONG CAPITAL MANAGEMENT, INC. (SCM) has managed the AGGRESSIVE GROWTH portfolio since 1995. SCM is located at 100 Heritage Reserve, Milwaukee, Wisconsin 53051. It manages the Strong group of mutual funds plus pension plans and private accounts. SGM was established in 1974.

The portfolio managers of the Aggressive Growth portfolio are Richard Strong and Charles Pacquelet. Richard Strong is chairman of the board of SCM. He has been the lead portfolio manager of the Aggressive Growth portfolio since 1995. He has a bachelor's degree from Baldwin Wallace College and a master's degree in finance from the University of Wisconsin. He founded SCM in 1974 after 8 years of investment experience with several other firms.

Charles Pacquelet joined SCM in 1989 and has managed investment accounts for individual and institutional investors. In addition to co-managing the Aggressive Growth portfolio, he is also the portfolio co-manager of the Strong Discovery Fund. Before joining SCM, he was a financial analyst for B.F. Goodrich Company. Mr. Paquelet is a chartered financial analyst. He has a bachelor's degree in finance from Case Western Reserve University and a master of business administration degree from Indiana University.

PILGRIM BAXTER & ASSOCIATES, LTD. (PBA) has managed the Core Growth portfolio since 1997. PBA is located at 825 Duportail Road, Wayne, Pennsylvania 19087. It is controlled by United Asset Management Corp. located in Boston, Massachusetts. With its predecessors, PBA has been an investment adviser since 1982. It manages the PBHG mutual funds.

The portfolio managers of the Core Growth portfolio are James McCall and Michael Hahn. James McCall has been a portfolio manager with PBA since 1994. He is responsible for managing the Core Growth portfolio's large and mid-cap investments. He has a bachelor's degree from the Philadelphia College of Pharmacy and Science and masters degrees in pharmacy and business administration from the University of Utah. Before joining PBA, he spent nine years as a vice president and portfolio manager with First National Bank of Maryland and as mutual fund portfolio manager for Provident Mutual Management Co. He spent ten years as a pharmacist before entering the investment field.

Michael Hahn is responsible for the Core Growth portfolio's small and micro cap investments. He has been a portfolio manager for PBA since 1996. For two years before that he was an assistant portfolio manager for First National Bank of Maryland and he also spent a year as a financial accountant for International Business Machines.

Mr. Hahn is a chartered financial analyst. He has a bachelor's degree in finance from Pennsylvania State University and a master of business administration degree from the University of Maryland.

ROBERTSON STEPHENS INVESTMENT MANAGEMENT, L.P. (RSIM) has managed the GROWTH & INCOME portfolio since 1997 and the SMALL CAP GROWTH portfolio since 1998. RSIM is located at 555 California Street, San Francisco, California 94104. It has been an investment adviser since 1978. RSIM specializes in growth companies. It manages the Robertson Stephens mutual funds plus private and institutional investment pools.

The portfolio manager of the Growth & Income portfolio is John Wallace. He is a managing director of RISM. He has managed the Growth & Income portfolio since 1997. He has a bachelor's degree in Spanish and anthropology from the University of Idaho and a master of business administration degree from Pace University. He joined RSIM in 1995. For nine years before that he was a mutual fund portfolio manager for Oppenheimer Management Corp. Prior to that, he had been the co-founder, owner and operator of an Ecuadorian export firm.

The portfolio manager of the Small Cap Growth portfolio is James Callinan. He joined RSIM as the portfolio manager of its Small Cap Growth Fund in 1996. For ten years before that he was employed by Putnam Investments, the last two years of which he served as portfolio manager of the OTC Putnam Emerging Growth Fund. Mr. Callinan is a chartered financial analyst. He has a bachelor's degree in economics from Harvard College, a master of science in accounting from New York University and a master of business administration degree from Harvard Business School.

FEDERATED INVESTMENT COUNSELING (FIC) has managed the HIGH INCOME BOND, EQUITY INCOME and BLUE CHIP portfolios since 1998. FIC is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. FIC has been an investment adviser since 1989. It is a subsidiary of Federated Investors, Inc. Together with other Federated affiliates, FIC manages the Federated group of mutual funds.

The portfolio managers of the High Income Bond portfolio are Mark Durbiano and Constantine Kartsonas. Mark Durbiano has been a senior vice president of FIC since 1996 and he was a vice president for 8 years before that. He has been with FIC and its affiliates since 1982 and has managed the Federated High Income Bond Fund II since 1994. He is a chartered financial analyst. He has a bachelor's degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

Constantine Kartsonas joined FIC in 1994 as an investment analyst. He has been an assistant vice president of FIC since 1997. From 1990 to 1993, Mr. Kartsonas served as an operations analyst at Lehman Brothers. He received his master's degree in business administration with a concentration in economics from the University of Pittsburgh.

The portfolio managers of the Equity Income portfolio are Linda Duessel and Steven Lehman. Linda Duessel has been a vice president of FIC since 1995. She was an assistant vice president for four years before that. Ms. Duessel is a chartered financial analyst. She has a bachelor's degree in economics from the University of Pittsburgh and a master of science in industrial administration from Carnegie Mellon University. She is also a certified public accountant.

Steven Lehman has been a vice president of FIC since 1997. For twelve years before that he served as a portfolio manager, then vice president and senior portfolio manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a chartered financial analyst. He has a bachelor's degree in economics from Ripon College and a master's degree from the University of Chicago.

The portfolio managers of the Blue Chip portfolio are Michael Donnelly and Arthur Barry. Michael Donnelly has been a vice president of FIC since 1994. He was an investment analyst and assistant vice president of FIC for five years prior to that. He is a chartered financial analyst. He has a bachelor's degree in economics from Georgetown University and a master of business administration from the University of Virginia.

Arthur Barry joined an affiliate of FIC in 1994 as an investment analyst. He has been a vice president of FIC since July 1998. He is a chartered financial analyst. He has a master of science degree in finance and accounting from Carnegie Mellon University.

FIRSTAR BANK, N.A. (Firstar) has managed the STRATEGIC INCOME AND RELATIVE VALUE portfolios since 1997. Firstar is located at 425 Walnut Street, Cincinnati, Ohio 45202. It is a national bank founded in 1863. It has managed commingled funds since 1957.


The portfolio manager of the Strategic Income portfolio is Kirk Mentzer. Kirk Mentzer is senior trust officer and director of fixed income research for the capital management division of Firstar. He manages the REIT, structured fixed income and money market components of the Strategic Income portfolio. He is responsible for fixed income investment policy and strategy for Firstar's capital management division. He has a bachelor's degree in finance and insurance from the University of Cincinnati and a master's degree in finance from Xavier University. He has been a trust officer for Firstar since 1989.



The portfolio manager of the Relative Value portfolio is Joseph Belew. He is a vice president and trust officer of Firstar. He has been a trust officer and investment manager of Firstar since 1979. He has a bachelor's degree in business management from Belmont College.



FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC (FIRMCO) has managed the FIRSTAR GROWTH & INCOME portfolio since 1999. FIRMCO is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO is an affiliate of Firstar. It is the investment adviser to the Firstar Funds family of mutual funds. Before 1999 Firstar managed this portfolio. The portfolio then had different investment objectives and its name was the Stellar portfolio.



The portfolio managers of the Firstar Growth & Income portfolio are Marian Zentmyer and Walter Dewey. Marian Zentmyer has been chief equity investment officer of FIRMCO since 1998. She became an equity fund manager of FIRMCO in 1989 after having joined Firstar as a financial planning and research analyst seven years earlier. She was a financial planner with a brokerage firm for four years before that. Ms. Zentmyer is a chartered financial analyst. She has a bachelor's degree from Stanford University.



Walter Dewey is senior vice president and senior portfolio manager of FIRMCO. He has been in various investment management positions with Firstar since 1986. For three years before that he was the senior financial analyst for a utility company. Mr. Dewey is a chartered financial analyst. He has a bachelor's degree from the University of Wisconsin.


SUBADVISORY FEES

As compensation for their subadvisory services the Adviser (and not the Fund) pays:

- FGIM fees at the annual rate of

     - 0.45% of the first $200 million, and 0.40% of average daily net assets in excess of $200 million of the International portfolio, and

     - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

- TRPA a fee at the annual rate of 0.50% of the average daily net assets of the Capital Appreciation portfolio;

- TRFA a fee at the annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap portfolio;

- SCM a fee at the annual rate of 0.55% of the first $50 million, and 0.45% of average daily net assets in excess of $50 million of the Aggressive Growth portfolio;

- PBA a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

- RSIM fees at the annual rate of

     - 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

     - 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Small Cap Growth portfolio;

- FIC fees at the annual rate of

     - 0.50% of the first $20 million, 0.40% of the next $20 million. 0.30% of the next $25 million, 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

     - 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of average daily net assets in excess of $100 million of the assets of each of the Equity Income and Blue Chip portfolios.

- Firstar fees at the annual rate of

     - 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio, and 0.65% of the first $50 million, and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio, and


- FIRMCO a fee at the annual rate of 0.65% of the first $50 million, and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio.


                     PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of ONLI and ONLAC in connection with ONLI's variable annuities and ONLAC's variable life insurance. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is enough trading in portfolio securities that the current net asset value of its shares might be materially affected. The values are determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax on amounts distributed. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio's net asset value. For the other portfolios, dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are distributed annually. However, the Board of Directors may declare dividends at other times. Dividends and distributions are automatically reinvested in additional portfolio shares (at net asset value without a sales charge).

                FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

                   FOR THE TEN YEARS ENDED DECEMBER 31, 1998


The following information has been audited by KPMG LLP, independent certified public accountants. It is an integral part of the Fund's audited financial statements contained in the Statement of Additional Information (which you may obtain), incorporated by reference herein. This should be read in conjunction with those financial statements.


                                                                     EQUITY PORTFOLIO
                                  ---------------------------------------------------------------------------------------
                                   1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of
  period                          $35.44   $32.30   $28.58   $23.20   $23.90   $21.63   $20.61   $18.02   $20.09   $17.99
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment
  operations:
    Net investment income           0.45     0.51     0.47     0.50     0.45     0.41     0.50     0.60     0.86     0.71
    Net realized and unrealized
      gain (loss) on investments    1.56     5.24     4.58     5.65    (0.39)    2.57     1.02     2.97    (1.62)    3.42
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income from
    investment operations           2.01     5.75     5.05     6.15      .06     2.98     1.52     3.57    (0.76)    4.13
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions:
  Dividends from net investment
    income                         (0.45)   (0.63)   (0.46)   (0.39)   (0.44)   (0.42)   (0.50)   (0.63)   (0.87)   (0.66)
  Distributions from net
    realized capital gains         (0.69)   (1.98)   (0.87)   (0.38)   (0.32)   (0.29)    0.00    (0.35)   (0.44)   (1.37)
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions                (1.14)   (2.61)   (1.33)   (0.77)   (0.76)   (0.71)   (0.50)   (0.98)   (1.31)   (2.03)
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period    $36.31   $35.44   $32.30   $28.58   $23.20   $23.90   $21.63   $20.61   $18.02   $20.09
                                  ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return(a)                     5.72%   18.17%   18.35%   27.20%    0.25%   14.09%    7.55%   20.18%   (3.85%)  23.21%
Ratios/supplemental data:
  Ratio of expenses to average
    net assets                      0.64%    0.67%    0.73%    0.73%    0.62%    0.63%    0.65%    0.66%    0.69%    0.70%
  Ratio of net investment income
    to average net assets           1.25%    1.43%    1.60%    1.90%    1.90%    1.91%    2.44%    3.12%    4.75%    3.55%
Portfolio turnover rate               25%      19%      11%      14%       8%      18%      12%      23%       5%      16%
Net assets, end of period
  (millions)                      $296.9   $288.1   $232.8   $175.7   $123.3   $109.9   $ 87.4   $ 68.2   $ 49.2   $ 42.8

                                                                  MONEY MARKET PORTFOLIO
                                  ---------------------------------------------------------------------------------------
                                   1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of
  period                          $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment
  operations:
    Net investment income           0.52     0.52     0.50     0.54     0.39     0.27     0.31     0.54     0.76     0.86
Less distributions:
  Dividends from net investment
    income                         (0.52)   (0.52)   (0.50)   (0.54)   (0.39)   (0.27)   (0.31)   (0.54)   (0.76)   (0.86)
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period    $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00   $10.00
                                  ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return(a)                     5.39%    5.37%    5.17%    5.62%    4.00%    2.71%    3.12%    5.39%    7.60%    8.56%
Ratios net of fees waived by
  advisor:(c)
Ratio of expenses to average net
  assets(c)                         0.36%    0.38%    0.44%    0.44%    0.39%    0.53%    0.66%    0.67%    0.68%    0.70%
    Ratio of net investment
      income to average net
      assets(c)                     5.26%    5.11%    4.98%    5.39%    3.69%    2.71%    3.16%    5.41%    7.57%    8.51%
Ratios assuming no fees waived
  by advisor:(c)
    Ratio of expenses to average
      net assets(c)                 0.41%    0.43%    0.49%    0.55%    0.59%    0.63%     N/A      N/A      N/A      N/A
    Ratio of net investment
      income to average net
      assets(c)                     5.21%    5.06%    4.93%    5.27%    3.51%    2.60%     N/A      N/A      N/A      N/A
Net assets, end of period
  (millions)                      $ 44.4   $ 29.1   $ 25.6   $ 15.7   $ 13.1   $ 19.1   $ 20.6   $ 24.2   $ 26.1   $ 23.6

                                                                      BOND PORTFOLIO
                                  ---------------------------------------------------------------------------------------
                                   1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of
  period                          $10.68   $10.62   $10.93   $ 9.70   $10.87   $10.45   $10.37   $ 9.89   $ 9.93   $ 9.72
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment
  operations:
    Net investment income           0.68     0.71     0.69     0.70     0.67     0.69     0.67     0.74     0.79     0.81
    Net realized and unrealized
      gain (loss) on investments   (0.13)    0.23    (0.32)    1.08    (1.07)    0.41     0.10     0.49    (0.05)    0.20
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Income (loss) from
    investment operations           0.55     0.94     0.37     1.78    (0.40)    1.10     0.77     1.23     0.74     1.01
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions:
  Dividends from net investment
    income                         (0.67)   (0.88)   (0.68)   (0.55)   (0.69)   (0.68)   (0.69)   (0.75)   (0.78)   (0.80)
  Distributions from net
    realized capital gains          0.00     0.00     0.00     0.00    (0.08)    0.00     0.00     0.00     0.00     0.00
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions                (0.67)   (0.88)   (0.68)   (0.55)   (0.77)   (0.68)   (0.69)   (0.75)   (0.78)   (0.80)
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period    $10.56   $10.68   $10.62   $10.93   $ 9.70   $10.87   $10.45   $10.37   $ 9.89   $ 9.93
                                  ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return(a)                     5.22%    9.28%    3.71%   18.90%   (3.84%)  10.69%    7.55%   12.96%    7.82%   10.71%
Ratios/supplemental data:
  Ratio of expenses to average
    net assets                      0.72%    0.78%    0.79%    0.75%    0.63%    0.62%    0.65%    0.65%    0.70%    0.70%
  Ratio of net investment income
    to average net assets           6.21%    6.67%    6.54%    6.76%    6.71%    6.33%    6.73%    7.42%    8.02%    8.21%
Portfolio turnover rate               12%      10%       3%       4%       5%      13%      20%      18%       4%       0%
Net assets, end of period
  (millions)                      $ 28.4   $ 21.8   $ 20.8   $ 18.1   $ 13.1   $ 12.0   $  8.9   $  5.9   $  4.7   $  4.0

                                                                      OMNI PORTFOLIO
                                  ---------------------------------------------------------------------------------------
                                   1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, beginning of
  period                          $21.06   $19.40   $17.60   $14.76   $15.38   $14.14   $13.63   $12.16   $12.76   $11.89
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income (loss) from investment
  operations:
    Net investment income           0.58     0.56     0.53     0.58     0.55     0.58     0.63     0.65     0.78     0.75
    Net realized and unrealized
      gain (loss) on investments    0.38     2.87     2.10     2.72    (0.63)    1.21     0.51     1.49    (0.54)    1.07
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Income (loss) from
  investment operations             0.96     3.43     2.63     3.30    (0.08)    1.79     1.14     2.14     0.24     1.82
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions:
  Dividends from net investment
    income                         (0.56)   (0.69)   (0.52)   (0.46)   (0.54)   (0.55)   (0.63)   (0.67)   (0.78)   (0.73)
  Distributions from net
    realized capital gains          0.00    (1.08)   (0.31)    0.00     0.00     0.00     0.00     0.00    (0.06)   (0.22)
Total distributions                (0.58)   (1.77)   (0.83)   (0.46)   (0.54)   (0.55)   (0.63)   (0.67)   (0.84)   (0.95)
                                  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period    $21.44   $21.06   $19.40   $17.60   $14.76   $15.38   $14.14   $13.63   $12.16   $12.76
                                  ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return(a)                     4.53    18.15%   15.54%   22.75%   (0.53%)  12.85%    8.61%   18.14%    1.92%   15.45%
Ratios/supplemental data:
  Ratio of expenses to average
    net assets                      0.65%    0.71%    0.76%    0.75%    0.62%    0.62%    0.65%    0.67%    0.69%    0.70%
  Ratio of net investment income
    to average net assets           2.71%    2.69%    2.89%    3.56%    3.67%    3.74%    4.66%    5.04%    6.32%    5.99%
Portfolio turnover rate               18%      18%      12%      10%       7%      17%      16%      15%       7%      24%
Net assets, end of period
  (millions)                      $214.4   $ 29.1   $ 25.6   $ 15.7   $ 13.1   $ 19.1   $ 20.6   $ 24.2   $ 26.1   $ 23.6

                                                           INTERNATIONAL PORTFOLIO
                                             ----------------------------------------------------
                                              1998     1997     1996     1995     1994    1993(e)
                                             ------   ------   ------   ------   ------   -------
Net asset value, beginning of period         $13.39   $15.49   $14.38   $13.30   $12.48   $10.00
                                             ------   ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income                        0.32     0.28     0.25     0.31     0.16     0.02
  Net realized and unrealized gain on
     investments and foreign currency
     transactions                              0.24     0.08     1.76     1.28     0.84     2.47
Total income from investment operations        0.55     0.36     2.01     1.59     1.00     2.49
Less distributions:
  Dividends from net investment income        (0.32)   (0.37)   (0.25)   (0.28)   (0.12)   (0.01)
Distributions from net realized capital
  gains and foreign currency related
  transactions                                (0.76)   (2.09)   (0.65)   (0.23)   (0.06)    0.00
Total distributions                           (1.08)   (2.46)   (0.90)   (0.51)   (0.18)   (0.01)
Net asset value, end of period               $12.86   $13.39   $15.49   $14.38   $13.30   $12.48
Total return(a)                                3.88%    2.11%   14.48%   12.10%    8.07%   24.96%
Ratios/supplemental data:
  Ratio of expenses to average net
     assets(d)                                 1.17%    1.22%    1.15%    1.12%    1.05%    1.13%(b)
  Ratio of net investment income to average
     net assets(d)                             2.31%    1.82%    1.64%    2.29%    1.23%    0.41%(b)
Portfolio turnover rate                          22%      24%      14%       7%      16%       8%
Net assets, end of period (millions)         $140.3   $156.0   $137.3   $ 90.6   $ 62.9   $ 17.5

                                                           CAPITAL APPRECIATION PORTFOLIO
                                                     -------------------------------------------
                                                      1998     1997     1996     1995    1994(e)
                                                     ------   ------   ------   ------   -------
Net asset value, beginning of period                 $13.53   $12.93   $11.99   $10.25   $10.00
                                                     ------   ------   ------   ------   ------
Income from investment operations:
  Net investment income                                0.35     0.39     0.48     0.39     0.22
  Net realized and unrealized gain on investments
     and foreign currency transactions                 0.45     1.48     1.31     1.85     0.23
Total income from investment operations                0.80     1.87     1.79     2.24     0.45
Less distributions:
  Dividends from net investment income                (0.34)   (0.46)   (0.44)   (0.29)   (0.20)
Distributions from net realized capital gains and
  foreign currency related transactions               (1.07)   (0.81)   (0.41)   (0.21)   (0.00)
Total distributions                                   (1.41)   (1.27)   (0.85)   (0.50)   (0.20)
Net asset value, end of period                       $12.92   $13.53   $12.93   $11.99   $10.25
Total return(a)                                        5.91%   15.19%   15.75%    22.6     4.53%
  Ratio of expenses to average net assets(d)           0.93%    0.95%    0.97%    0.96%    0.98%(b)
  Ratio of net investment income to average net
     assets(d)                                         2.52%    2.88%    3.90%    3.47%    3.24%(b)
Portfolio turnover rate                                  45%      41%      37%      32%      20%
Net assets, end of period (millions)                 $ 76.5   $ 59.8   $ 38.3   $ 19.3   $  6.8

                                                               SMALL CAP PORTFOLIO
                                                 -----------------------------------------------
                                                  1998      1997      1996      1995     1994(e)
                                                 ------    ------    ------    ------    -------
Net asset value, beginning of period             $18.72    $18.03    $15.85    $11.99    $10.00
                                                 ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income                           (0.06)    (0.02)    (0.08)    (0.02)     0.18
  Net realized and unrealized gain on
     investments and foreign currency
     transactions                                  2.04      1.54      2.80      3.95      1.94
Total income from investment operations            1.98      1.52      2.72      3.93      2.12
Less distributions:
  Dividends from net investment income             0.00      0.00      0.00     (0.07)    (0.13)
Distributions from net realized capital gains
  and foreign currency related transactions        0.00     (0.83)    (0.54)     0.00      0.00
Total distributions                                0.00     (0.83)    (0.54)(0.07)  (0.13)
Net asset value, end of period                   $20.70    $18.72    $18.03    $15.85    $11.99
Total return(a)                                   10.57%     8.47%    17.71%    33.01     21.26%
  Ratio of expenses to average net assets(d)       0.91%     0.94%     0.96%     0.96%     0.91%(b)
  Ratio of net investment income to average net
     assets(d)                                    (0.30%)   (0.11%)   (0.48%)   (0.11%)    3.27%(b)
Portfolio turnover rate                              99%       80%       70%       75%      222%(b)
Net assets, end of period (millions)             $ 75.6    $ 58.3    $ 38.5    $ 16.0    $  3.3

                                                      GLOBAL CONTRARIAN                        AGGRESSIVE GROWTH
                                            -------------------------------------    -------------------------------------
                                             1998      1997      1996     1995(e)     1998      1997      1996     1995(e)
                                            ------    ------    ------    -------    ------    ------    ------    -------
Net asset value, beginning of period        $11.73    $11.66    $10.80    $10.00     $11.09    $10.03    $11.84    $10.00
                                            ------    ------    ------    ------     ------    ------    ------    ------
Income (loss) from investment operations:
  Net investment income (loss)                0.29      0.29      0.28      0.13      (0.01)    (0.05)     1.64      1.56
  Net realized and unrealized gain (loss)
    on investments                            0.12      1.03      1.00      0.75       0.88      1.29     (1.59)     1.08
                                            ------    ------    ------    ------     ------    ------    ------    ------
Total income from investment operations       0.42      1.32      1.28      0.88       0.87      1.24      0.05      2.64
                                            ------    ------    ------    ------     ------    ------    ------    ------
Less distributions:
  Dividends from net investment income       (0.29)    (0.38)    (0.24)    (0.08)      0.00     (0.14)    (1.86)    (0.80)
Distributions from net realized capital
  gains                                      (1.10)    (0.87)    (0.18)     0.00      (0.81)    (0.04)     0.00      0.00
                                            ------    ------    ------    ------     ------    ------    ------    ------
Total distributions                          (1.39)    (1.25)    (0.42)    (0.08)     (0.81)    (0.18)    (1.86)    (0.80)
                                            ------    ------    ------    ------     ------    ------    ------    ------
Net asset value, end of period              $10.76    $11.73    $11.66    $10.80     $11.15    $11.09    $10.03    $11.84
                                            ======    ======    ======    ======     ======    ======    ======    ======
Total return(a)                               3.53%    11.67%    12.09%     8.89%      7.84%    12.53%     0.76%    26.95%
Ratios/supplemental data:
  Ratio of expenses to average net
    assets(d)                                 1.30%     1.32%     1.29%     1.58%(b)   0.94%     0.97%     1.01%     1.02%(b)
  Ratio of net investment income to
    average net assets(d)                     2.48%     2.33%     2.44%     1.64%(b)  (0.09%)   (0.40%)   15.81%    18.18%(b)
Portfolio turnover rate                         55%       29%       18%        6%(b)    203%      193%    1,987%    1,488%(b)
Net assets, end of period (millions)        $ 19.8    $ 18.0    $ 11.3    $  4.4     $ 26.4    $ 19.9    $ 12.0    $  4.0

                                           CORE GROWTH      GROWTH & INCOME     S&P 500 INDEX     SOCIAL AWARENESS
                                            PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                         ----------------   ----------------   ----------------   ----------------
                                          1998    1997(e)    1998    1997(e)    1998    1997(e)    1998    1997(e)
                                         ------   -------   ------   -------   ------   -------   ------   -------
Net asset value, beginning of period     $ 9.68   $10.00    $12.85   $10.00    $11.73   $10.00    $11.40   $10.00
Loss from investment operations:
  Net investment income (loss)            (0.06)   (0.02)     0.14     0.11      0.38    (0.45)     0.06     0.09
  Net realized and unrealized gain
    (loss) on investments                  0.92    (0.30)     0.77     3.52      3.09    (2.70)    (2.61)    2.47
Total gain (loss) from investment
  operations                               0.86    (0.32)     0.91     3.63      3.47    (3.15)     2.55     2.56
Less distributions:
Dividends from net investment income                0.00     (0.13)   (0.11)    (0.33)   (0.45)     0.05    (0.07)
Distributions from net realized capital
  gains                                             0.00      0.00    (0.67)    (0.64)   (0.91)     0.00    (1.09)
Distributions from excess realized
  capital gains                                     0.00              (0.00)     0.00    (0.06)    (0.05)    0.00
Total Distributions                                 0.00     (0.13)   (0.78)    (0.97)   (1.42)    (0.05)   (0.16)
Net asset value, end of period           $10.58   $ 9.68    $13.63   $12.85    $14.23   $11.73    $ 8.80   $11.40
Total return(a)                            8.82%   (3.08%)    7.09%   36.58%    30.00%   31.75%   (22.41%)  25.63%
Ratios/supplemental data:
  Ratio of expenses to average net
    assets(d)                              1.13%    1.11%     0.97%    0.95%     0.49%    0.52%     0.81%%   0.95%
Ratio of net investment loss to average
  net assets(d)                           (0.62%)  (0.18%)    1.09%    1.04%     2.89%    5.29%     0.55%%   0.75%
Portfolio turnover rate                     134%      65%      286%     185%      115%     445%       71%      40%
Net assets, end of period (millions)     $ 11.8   $  9.5    $ 51.4   $ 18.7    $ 94.2   $ 22.1    $  6.6   $  4.8

                                                    STRATEGIC INCOME          STELLAR          RELATIVE VALUE
                                                        PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                    -----------------    -----------------    -----------------
                                                     1998     1997(e)     1998     1997(e)     1998     1997(e)
                                                    ------    -------    ------    -------    ------    -------
Net asset value, beginning of period                $10.16    $10.00     $10.65    $10.00     $12.68    $10.00
Loss from investment operations:
  Net investment income (loss)                        0.46      0.71       0.37      0.32       0.16      0.16
  Net realized and unrealized gain (loss) on
    investments                                      (0.61)     0.13      (0.07)     0.64       2.47      2.66
Total gain (loss) from investment operations         (0.14)     0.84       0.30      0.96       2.63      2.82
Less distributions:
Dividends from net investment income                 (0.68)    (0.67)     (0.35)    (0.31)     (0.15)    (0.14)
Distributions from net realized capital gains         0.00     (0.01)     (0.04)     0.00      (0.14)     0.00
Distributions from excess realized capital gains      0.00      0.00       0.00      0.00       0.00      0.00
Total Distributions                                  (0.68)    (0.68)     (0.39)    (0.31)     (0.29)    (0.14)
Net asset value, end of period                      $ 9.34    $10.16     $10.56    $10.65     $15.02    $12.68
Total return(a)                                       0.00      8.74%      0.00      9.70%      0.00     28.28%
Ratios/supplemental data:
  Ratio of expenses to average net assets(d)          1.18%     1.30%      1.43%     1.54%      1.08%     1.18%
Ratio of net investment loss to average net
  assets(d)                                           7.12      7.04%      3.53%     3.07%      1.19%      135%
Portfolio turnover rate                                104%      102%        42%       17%        54%        7%
Net assets, end of period (millions)                $  4.0    $  3.2     $  3.6    $  2.8     $ 10.0    $  5.7

                                         SMALL CAP GROWTH    HIGH INCOME BOND    EQUITY INCOME    BLUE CHIP
                                            PORTFOLIO           PORTFOLIO          PORTFOLIO      PORTFOLIO
                                             1998(e)             1998(e)            1998(e)        1998(e)
                                         ----------------    ----------------    -------------    ---------
Net asset value,
  beginning of period                         $10.00              $10.00            $10.00         $10.00
Loss from investment operations:
  Net investment income (loss)                 (0.09)               0.38              0.07           0.23
  Net realized and unrealized gain
     (loss) on
  investments                                   0.56               (0.40)             0.53          10.23
Total gain (loss) from investment
  operations                                    0.47               (0.02)            (0.60)         (0.01)
Less distributions:
Dividends from net investment income            0.00               (0.37)             0.00           0.00
Distributions from net realized capital
  gains                                         0.00               (0.02)             0.00           0.00
Distributions from excess realized
  capital gains                                 0.00               (0.39)             0.00           0.00
Total Distributions                             0.00                0.00              0.00           0.00
Net asset value, end of period                $10.47              $ 9.59            $10.53         $20.22
Total return(a)                                 0.00                0.00              0.00           0.00
Ratios/supplemental data:
  Ratio of expenses to average net
     assets(d)                                  1.30%               0.80%             1.18%          1.22%
  Ratio of net investment loss to
     average net assets(d)                     (0.98%)              3.86              0.69%          0.17%
Portfolio turnover rate                          121%                 11%               38%            32%
Net assets, end of period (millions)          $  2.3              $ 10.4            $  2.2         $  2.9

FINANCIAL HIGHLIGHTS FOOTNOTES

(a) This total return information does not reflect expenses that apply to any separate account or the related variable annuity or variable life insurance contracts. Including of those charges would reduce the total return figures for all periods shown.

(b) Annualized.

(c) On and after June 17, 1993, the investment adviser has waived part of the management fee with respect to the Money Market portfolio, to the extent such fee exceeds an annual rate of 0.25% of the Money Market portfolio's daily net asset value.

(d) The investment adviser reimbursed certain operating expenses of the International portfolio in 1993, the Capital Appreciation and Small Cap portfolios in 1994, and the Global Contrarian portfolio in 1995. Had the investment adviser not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.39% and the annualized ratio of net investment income to average net assets would have been 0.15% for the International portfolio in 1993. Had the investment adviser not reimbursed such expenses of the Capital Appreciation and Small Cap portfolios, the annualized ratio of expenses to average net assets would have been 1.05% and 0.95%, respectively in 1994. The annualized ratio of net investment income to average net assets would have been 3.18% and 3.24%, respectively, for the Capital Appreciation and Small Cap portfolios. Had the investment adviser not reimbursed such expenses of the Global Contrarian portfolio, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32% for the Global Contrarian portfolio in 1995.

(e) Total return was calculated on an aggregate basis (not annualized) for the International portfolio from the commencement of its operations on April 30, 1993, through December 31, 1993; for the Capital Appreciation and Small Cap portfolios, from their commencement of operations, May 1, 1994, through December 31, 1994; for the Global Contrarian and Aggressive Growth portfolios from their commencement of operations, March 31, 1995, through December 31, 1995; for the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value portfolios, from the commencement of their operations, January 3, 1997, through December 31, 1997, and for the Small Cap Growth, High Income Bond, Equity Income and Blue Chip portfolios, from the commencement of their operations, May 1, 1998, through December 31, 1998.

Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information
(SAI), dated May 1, 1999, which is incorporated herein by reference.

In addition, information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling or writing to the Fund at 1-800-578-8078, One Financial Way, Montgomery, Ohio 45242.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-800-SEC-0330. Reports and other information are also available in the Securities Exchange Commission's Internet Site at http://www.sec.gov. and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Ohio National Fund Investment Company Act file number: 811-3015

                                     PART B.

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                            OHIO NATIONAL FUND, INC.

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (5l3) 794-6316

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 1999.

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

The Fund .....................................................................3

Fund Performance .............................................................4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies ...........................................9
      Money Market Instruments

Investment Restrictions .....................................................10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions

      Hybrid Instruments
      Swaps

      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund ......................................................23
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation ........................................................28

Purchase and Redemption of Shares ...........................................30

Tax Status ..................................................................31

Experts .....................................................................31

Legal Counsel ...............................................................32

The S&P 500 .................................................................32

The Year 2000 Issue .........................................................32

                                                                            Page
                                                                            ----

Appendix ....................................................................34
      Debt Security Ratings

Financial Statements ........................................................39

                                    THE FUND


The Fund is an open-end diversified management investment company which currently consists of 20 separate portfolios - the Equity Portfolio, the Money Market Portfolio, the Bond Portfolio, the Omni Portfolio, the International Portfolio, the Capital Appreciation Portfolio, the Small Cap Portfolio, the International Small Company Portfolio, the Aggressive Growth Portfolio, the Core Growth Portfolio, the Growth & Income Portfolio, the S&P 500 Index Portfolio, the Social Awareness Portfolio, the Strategic Income Portfolio, the Firstar Growth & Income Portfolio, the Relative Value Portfolio, the Emerging Growth Portfolio, the High Income Bond Portfolio, the Equity Income Portfolio and the Blue Chip Portfolio. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") to support certain benefits under variable contracts issued by ONLI and ONLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity Portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market Portfolio, and a Bond Portfolio was created. The Omni Portfolio was added in 1984, the International Portfolio in 1993, the Capital Appreciation and Small Cap Portfolios in 1994, the International Small Company and Aggressive Growth Portfolios in 1995, the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value Portfolios in 1997, and the Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios in 1998. The investments held by each portfolio are maintained separately from those held by the other portfolios.

The investment and reinvestment of the assets of the Equity, Money Market, Bond, Omni, S&P 500 Index and Social Awareness Portfolios is directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. The investment and reinvestment of International and International Small Company Portfolio assets is managed by Federated Global Investment Management Corp. ("FGIM") as sub-adviser. The principal business address of FGIM is 175 Water Street, New York, New York 10038. The investment and reinvestment of Capital Appreciation Portfolio assets is managed by T. Rowe Price Associates, Inc. ("TRPA") as sub-adviser. The principal business address of TRPA is 100 East Pratt Street, Baltimore, Maryland 21202. The investment and reinvestment of Small Cap Portfolio assets is managed by Founders Asset Management LLC ("FAM") as sub-adviser. The principal business address of FAM is 2930 East Third Avenue, Denver, Colorado 80206. The investment and reinvestment of Aggressive Growth Portfolio assets is managed by Strong Capital Management, Inc. ("SCM") as sub-adviser. The principal business address of SCM is 100 Heritage Reserve, Milwaukee, Wisconsin 53051. The investment and reinvestment of Core Growth Portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("PBA") as sub-adviser. The principal business address of PBA is 825 Duportail Road, Wayne, Pennsylvania 19087. The investment and reinvestment of Growth & Income and Small Cap Growth Portfolio assets is managed by Robertson Stephens Investment Management, L.P. ("RSIM") as sub-adviser. The principal business address of RSIM is 555 California Street, San Francisco, California 94104. The investment and reinvestment of Strategic Income and Relative Value Portfolio assets is managed by Firstar Bank, N.A. ("Firstar") as sub-adviser. The principal business address of Firstar is 425 Walnut Street, Cincinnati, Ohio 45202. The investment and reinvestment of Firstar Growth & Income Portfolio assets is managed by Firstar Investment Research & Management Company, LLC ("Firmco") as sub-adviser. The principal business address of Firmco is 615 East Michigan Street, Milwaukee, Wisconsin 53201. The investment and reinvestment of High Income Bond, Equity Income and Blue Chip Portfolio assets is managed by Federated Investment Counseling ("FIC") as sub-adviser. The principal business address of FIC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI and ONLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI or ONLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

American Data Services, Inc. is the Fund's transfer agent and fund accounting agent. It is located at 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. Firstar is custodian for those portfolios other than the International and International Small Company portfolios. The custodian for the International and International Small Company portfolios is Investors Fiduciary Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.


                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market Portfolio. The Money Market Portfolio's yield refers to the income generated by an investment in the Portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the Portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the National Association of Securities Dealers Automated Quotations Composite Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market Portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market Portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market Portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

                                 P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                        ERV= the ending redeemable value of a hypothetical
                             $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 1998, are as stated below:


                                                    One          Five                Ten        From          Inception
                                                    Year         Years              Years      Inception         Date
                                                    ----         -----              -----      ---------         ----

      Equity                                        5.72%        13.52%             12.66%      10.87%         10-06-69
      Money Market                                  5.39%         5.11%              5.36%       7.20%         03-20-80
      Bond                                          5.22%         6.40%              8.15%       8.48%         11-02-82
      Omni                                          4.53%        11.75%             11.50%      11.50%         09-10-84
      International                                 3.88%         8.03%              N/A        11.36%         04-30-93
      Capital Appreciation                          5.91%         N/A                N/A        13.55%         05-01-94
      Small Cap                                    10.57%         N/A                N/A        19.28%         05-01-94
      International Small Company*                  3.53%         N/A                N/A         9.64%         03-31-95
      Aggressive Growth                             7.84%         N/A                N/A        12.47%         03-31-95
      Core Growth                                   8.82%         N/A                N/A         2.74%         01-03-97
      Growth & Income                               7.09%         N/A                N/A        21.05%         01-03-97
      S&P 500 Index                                30.00%         N/A                N/A        31.03%         01-03-97
      Social Awareness                            (22.41%)        N/A                N/A        (1.24%)        01-03-97
      Strategic Income                            ( 1.42%)        N/A                N/A         3.55%         01-03-97
      Firstar Growth & Income*                      2.92%         N/A                N/A         6.28%         01-03-97
      Relative Value                               20.72%         N/A                N/A        24.53%         01-03-97
      Small Cap Growth                               N/A          N/A                N/A         4.62%         05-01-98
      High Income Bond                               N/A          N/A                N/A        (0.20%)        05-01-98
      Equity Income                                  N/A          N/A                N/A         5.92%         05-01-98
      Blue Chip                                      N/A          N/A                N/A         2.34%         05-01-98

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 1998 (assuming a hypothetical initial investment of $1,000) were as follows:

                                                  Five Years                         Ten Years            From Inception
                                                  ----------                         ---------            --------------

Equity                                            $1,885                            $3,293                $ 17,926
Money Market                                      $1,283                            $1,686                $  3,601
Bond                                              $1,363                            $2,188                $  3,543
Omni                                              $1,742                            $2,969                $  4,748
International                                     $1,471                            N/A                   $  1,839
Capital Appreciation                              N/A                               N/A                   $  1,810
Small Cap                                         N/A                               N/A                   $  2,277
International Small Company*                      N/A                               N/A                   $  1,412
Aggressive Growth                                 N/A                               N/A                   $  1,553
Core Growth                                       N/A                               N/A                   $  1,055
Growth & Income                                   N/A                               N/A                   $  1,437
S&P 500 Index                                     N/A                               N/A                   $  1,714
Social Awareness                                  N/A                               N/A                   $    975

                                                  Five Years                         Ten Years            From Inception
                                                  ----------                         ---------            --------------

Strategic Income                                  N/A                               N/A                   $  1,072
Firstar Growth & Income*                          N/A                               N/A                   $  1,129
Relative Value                                    N/A                               N/A                   $  1,549
Small Cap Growth                                  N/A                               N/A                   $  1,046
High Income Bond                                  N/A                               N/A                   $    998
Equity Income                                     N/A                               N/A                   $  1,059
Blue Chip                                         N/A                               N/A                   $  1,023

*Prior to January 1, 1999, the sub-adviser of the International and International Small Company Portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company Portfolio were substantially different. Prior to May 1, 1999, the Firstar Growth & Income Portfolio's investment policies were substantially different and its sub-adviser was Firstar Bank, N.A.


PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income Portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the Portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      Equity Portfolio - Although this Portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the Portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the Portfolio will be moderate. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 1998, the turnover rate for this portfolio was 25%.

      Money Market Portfolio - Since the assets of this Portfolio consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since purchases are generally effected with dealers or issuers on a net basis, it is not expected that the Portfolio will incur significant brokerage commissions.

      Bond Portfolio - This Portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the Portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 12% in 1998.

      Omni Portfolio - The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 18% in 1998.

      International Portfolio - Although this Portfolio will not normally engage in short-term trading, purchases and sales of securities will be made whenever deemed appropriate to achieve the Portfolio's objective of a total return on its assets. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate to achieve this Portfolio's stated objective. Under normal circumstances, the portfolio turnover rate for this portfolio is not expected to exceed 200% annually. The turnover rate for this portfolio was 22% in 1998.

      Capital Appreciation Portfolio - Although TRPA generally seeks less volatile securities for this Portfolio, the Portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 45% in 1998.

      Small Cap Portfolio - While this Portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever FAM believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 99% in 1998.

      International Small Company Portfolio - FGIM will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the Portfolio's investment objective. Securities will be sold whenever FGIM believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 55% in 1998.

      Aggressive Growth Portfolio - The securities of this Portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in the range of 100% to 300% annually. The turnover rate for this portfolio was 203% in 1998.

      Core Growth Portfolio - Although the securities held in this Portfolio are generally held for appreciation, PBA's disciplined response to its analytic process will occasionally result in sales without regard to the length of time a security has been held. The annual turnover rate is normally expected to be in the range of 50% to 250%. The turnover rate for this portfolio was 134 % in 1998.

      Growth & Income Portfolio - RSIM exercises "sell" disciplines. A stock held in this Portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this Portfolio invests may be more volatile than those of larger companies. As a result, the Portfolio's annual turnover rate is normally expected to be in the 100% to 300% range. The turnover rate for this portfolio was 286% in 1998.

      S&P 500 Index Portfolio - Securities held in this Portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 115% in 1998.

      Social Awareness Portfolio - This Portfolio will not normally purchase securities with the intention of obtaining short-term returns. Under normal market conditions, the annual turnover rate is not expected to exceed 100%. The turnover rate for this portfolio was 71% in 1998.

      Strategic Income Portfolio - The securities of this Portfolio will generally be traded more frequently than those of the other income oriented portfolios. Its portfolio turnover rate can normally be expected to be in the range of 50% to 250% annually. The turnover rate for this portfolio was 104% in 1998.

      Firstar Growth & Income Portfolio - Although this Portfolio does not seek short-term profits, its securities will be sold whenever Firmco believes it is appropriate to do so in light of the Portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is normally expected to be 50% to 150%. The turnover rate for this portfolio was 81% in 1998.

      Relative Value Portfolio - Although this Portfolio does not seek short-term profits, its securities will be sold whenever Star believes it is appropriate to do so in light of the Portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is not expected to exceed 75% during normal economic and market conditions. The turnover rate for this portfolio was 54% in 1998.

      Small Cap Growth Portfolio - Securities held in this Portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 121% in 1998.

      High Income Bond Portfolio - The rate of portfolio turnover will vary from time to time, but it is not normally expected to exceed 100% for this Portfolio. The turnover rate was 11% in 1998.

      Equity Income Portfolio - The portfolio turnover rate for this Portfolio is normally expected to be in the range of 50% to 150% annually. The turnover rate was 38% in 1998.

      Blue Chip Portfolio - The Portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the Portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 32% in 1998.


                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market Portfolio and the Omni and Strategic Income Portfolios, to the extent they invest in the money market sector, will invest extensively in these instruments. The other Portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      Bankers' Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      Corporate Obligations - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      Repurchase Agreements - Agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the Portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Equity, Money Market, Bond and Omni Portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip Portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip Portfolios) will not:

      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market Portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal;

      4. invest more than 15% of the value of its assets (10% in the case of the Equity, Money Market, Bond and Omni Portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Growth & Income, Strategic Income and Small Cap Growth Portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Growth & Income, Strategic Income and Small Cap Growth Portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

      6.      purchase or sell commodities or commodity contracts except that
              (a) each portfolio other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below, and (b) the S&P 500 Index Portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives;

      7. other than the S&P 500 Index Portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market Portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

      8. invest in securities of foreign issuers except that (a) each of the Equity, Bond, Omni, Core Growth, Growth & Income, S&P 500 Index, Social Awareness and Relative Value Portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Small Cap and Small Cap Growth Portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market Portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (d) the Strategic Income Portfolio may invest up to 20% of its assets in foreign bonds and (e) the Firstar Growth & Income Portfolio may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. Other than the Strategic Income Portfolio, no more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Growth & Income Portfolio may sell securities short and the Strategic Income Portfolio may sell securities short if (i) it owns, or has a right to acquire, an equal amount of those securities or (ii) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire those securities (while in a short position, the Portfolio will retain the securities, rights or segregated assets);

      13. as to the Equity, Money Market, Bond and Omni Portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market or Bond Portfolios of the securities of closed-end investment companies if after the purchase: (i) a portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip Portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market Portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.

Under normal market conditions, at least 65% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. As of the date of this Statement of Additional Information, the Board of Directors has approved investment by those portfolios other than the Money Market Portfolio in 60 countries with developed securities markets, including the following countries with developed economies: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom; and the following countries with developing economies: Argentina, Bahamas, Bangla Desh, Botswana, Brazil, Chile, China (Hong Kong, Shanghai and Shenzhen Exchanges), Colombia, Czech Republic, Ecuador, Egypt, Estonia Ghana, Greece, Hungary, India, Indonesia, Jordan, Latvia, Malaysia, Mauritius, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Romania, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Zimbabwe.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the Portfolio may not:

      C.A.1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other portfolios managed by TRPA or other persons to the extent permitted by applicable law;

      C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

      C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

      C.A.4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by TRPA provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

      C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

      C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

      C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

      C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

      C.A.9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

      With respect to investment restrictions C.A.1. and C.A.4,, the Portfolio will not borrow from or lend to any other portfolios managed by TRPA unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

      With respect to investment restriction C.A.2., the Portfolio does not consider currency contracts or hybrid investments to be commodities.

      For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

      For purposes of investment restriction C.A.4., the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the Portfolio may not:

      C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

      C.A.11. Invest in companies for the purpose of exercising management or control;

      C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

      C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;


      C.A.14. Purchase securities of open-end or closed-end investment companies, except for shares of the Reserve Investment Fund, an internally managed money market fund of T. Rowe Price, or otherwise in compliance with the Investment Company Act of 1940;


      C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

      C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the Portfolio's total assets at the time of borrowing or investment;

      C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the Portfolio would be invested in such programs;

      C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

      C.A.19.        Effect short sales of securities;

      C.A.20. Purchase any warrants if as a result the Portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

      C.A.21. Invest more than 25% of the Portfolio's total assets (excluding reserves) in foreign securities.

AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the Portfolio:

      A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

      A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Portfolio may also borrow money from the other mutual funds managed by SCM or other persons to the extent permitted by applicable law.

      A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

      A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      A.G.6. May not make loans if, as a result, more than 33-1/3% of the Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

      A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the Portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

      A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the Portfolio may not:

      A.G.9. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      A.G.10. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

      A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

      A.G.13. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

      A.G.14. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

      A.G.15. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Portfolio's net assets.

                     In addition, (i) the aggregate value of securities underlying call options on securities written by the Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets;
                     (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

      A.G.16. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Portfolio's total assets at the time of the borrowing or investment.

      A.G.17. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

      A.G.18. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

      A.G.19. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will only be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero. The Capital Appreciation portfolio may invest up to 10% of its total assets in hybrid instruments.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.


SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for the Fund's management. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:

                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
----------------                            --------                         ----------------------

Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel and
One Financial Way                           Director                         Secretary, ONLI; Secretary of the Adviser
Cincinnati, Ohio


George E. Castrucci                         Director                         Retired; formerly President and
8355 Old Stable Rd.                                                          Chief Operating Officer of Great American
Cincinnati, Ohio                                                             Communications Co. and Chairman and Chief
                                                                             Executive Officer of Great American
                                                                             Broadcasting Co.; Director of Benchmark
                                                                             Savings Bank; Director of Baldwin Piano &
                                                                             Organ Co.

Ross Love                                   Director                         President & CEO, Blue Chip Broadcasting Ltd.;
615 Windings Way                                                             Trustee, Health Alliance of Greater
Cincinnati, Ohio                                                             Cincinnati; Director, Partnership for a
                                                                             Drug Free America (Chairman of
                                                                             African-American Task Force); Advisory
                                                                             Board, Syracuse University School of
                                                                             Management; Director, Association of
                                                                             National Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter & Gamble
                                                                             Co.


John J. Palmer*                             President and                    Senior Vice President, Strategic Initiatives,
One Financial Way                           Director                         ONLI; Prior to March, 1997, was Senior Vice
Cincinnati, Ohio                                                             President of Life Insurance Company of Virginia

                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
----------------                            --------                         ----------------------

George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     of Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private Consultant;
Cincinnati, Ohio                                                             Director of Benchmark Savings Bank

Thomas A. Barefield                         Vice President                   Senior Vice President, Institutional Sales,
One Financial Way                                                            ONLI; Prior to November, 1997, was Senior
Cincinnati, Ohio                                                             Vice President of Life Insurance Company
                                                                             of Virginia

Michael A. Boedeker                         Vice President                   Vice President, Fixed Income
One Financial Way                                                            Securities, ONLI; Vice President
Cincinnati, Ohio                                                             and Director of the Adviser

Joseph P. Brom                              Vice President                   Vice President, Investments,
One Financial Way                                                            ONLI; President and Director
Cincinnati, Ohio                                                             of the Adviser

Stephen T. Williams                         Vice President                   Vice President, Equity Securities, ONLI;
One Financial Way                                                            Vice President and Director of
Cincinnati, Ohio                                                             the Adviser

Dennis R. Taney                             Treasurer                        Assistant Vice President, Mutual Fund
One Financial Way                                                            Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                             Adviser

*Indicates Directors who are "Interested Persons" as defined by the Investment
 Company Act of 1940, as amended.

All directors and officers of the Fund hold similar positions with ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"), other investment companies sponsored by ONLI and managed by the Adviser.


COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 1998:

                                    Aggregate Compensation    Total Compensation
Director                               From the Fund           From Fund Complex*
--------                               -------------           ------------------
George E. Castrucci                       $11,200                   $16,950
Ross Love                                  11,200                    16,950
George M. Vredeveld                        11,200                    16,950

* The "Fund Complex" consists of the Fund, ONE Fund and Dow Target.

Directors and officers of the Fund who are affiliated with the Adviser, ONLI or ONLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.


SHAREHOLDERS' MEETINGS

The Fund's by-laws provide that shareholders meetings need only be held every three years unless matters requiring shareholder approval should occur more frequently. It is anticipated that shareholder meetings will generally occur every three years.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios, by delegating that implementation to FGIM, TRPA, FAM, SCM, PBA, RSIM, FIC, Firstar or Firmco as the case may be.

The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar and Investors Fiduciary Trust Company and an agency agreement with American Data Services, Inc.), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market Portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Relative Value, Small Cap Growth and Blue Chip Portfolios, 0.90% of each Portfolio's average daily net assets;

(d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's average daily net assets,

(e) for the Core Growth Portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;

(f) for the Growth & Income Portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

(h) for the Firstar Growth & Income Portfolio, 0.90% of that Portfolio's average daily net assets;

(i) for the High Income Bond and Equity Income Portfolios, 0.75% of each Portfolio's average daily net assets, and

(j) for the International Small Company Portfolio, 1.00% of the first $100 million of average daily net assets, and 0.90% of average daily net assets over $100 million.

However, as to the Money Market Portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%, and as to the International Portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with FGIM, TRPA, FAM, SCM, PBA, RSIM, Firstar, Firmco and FIC, as the case may be, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a) FGIM fees at the annual rate of

      (i) 0.45% of the first $200 million and 0.40% of average daily net assets in excess of $200 million of the International Portfolio, and

      (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio;

(b) TRPA a fee at an annual rate of 0.50% of the average daily net asset value of the Capital Appreciation Portfolio;

(c) FAM a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio;

(d) SCM a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio;

(e) PBA a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio;

(f) RSIM fees at an annual rate of

      (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and

      (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.50% of average daily net assets in excess of $200 million of the Small Cap Growth Portfolio;

(g) Firstar fees at an annual rate of

      (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, and

      (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio;

(h) FIC fees at an annual rate of

      (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond Portfolio, and

      (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip Portfolios; and

(i) Firmco a fee at an annual rate of 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income Portfolio.

The following investment advisory fees from each of the Fund's portfolios were paid to ONIMCO and the Adviser for each of the indicated years, ending December 31*:

                                                  1998                  1997                  1996
                                                  ----                  ----                  ----

      Equity                                  $1,550,392            $1,431,415            $1,124,431
      Money Market**                              94,306                71,176                48,721
      Bond                                       150,300               121,188               117,359
      Omni                                     1,116,792               948,021               735,210
      International**                          1,346,274             1,416,777             1,045,160
      Capital Appreciation                       559,341               386,595               229,794
      Small Cap                                  490,439               378,436               212,875
      International Small Company                175,546               130,704                70,122
      Aggressive Growth                          182,408               125,073                63,707
      Core Growth                                 96,330                62,237                   N/A
      Growth & Income                            323,909                61,464                   N/A
      S&P 500 Index                              212,478                43,376                   N/A
      Social Awareness                            40,259                16,529                   N/A
      Strategic Income                            30,384                18,318                   N/A
      Firstar Growth & Income                     32,977                23,440                   N/A
      Relative Value                              80,506                30,639                   N/A
      Small Cap Growth                            10,726                   N/A                   N/A
      High Income Bond                            50,117                   N/A                   N/A
      Equity Income                                9,909                   N/A                   N/A
      Blue Chip                                   13,619                   N/A                   N/A
                                              ----------            ----------            ----------
                                              $6,567,012            $5,265,388            $3,647,379

   * The International Portfolio commenced operations on April 30, 1993. The Capital Appreciation and Small Cap Portfolios commenced operations on May 1, 1994. The International Small Company and Aggressive Growth Portfolios commenced operations on March 31, 1995. The Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value Portfolios commenced operations on January 3, 1997. The Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios commenced operations on May 1, 1998.

  ** For the Money Market Portfolio, an additional $15,718, $14,235 and $9,697 was earned but waived in 1998, 1997 and 1996 respectively, as described above. (The waiver of International Portfolio fees in excess of 0.85% did not commence until January 1999.)

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. No such amounts were paid to any portfolio during the three years ended December 31, 1998.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                                        Board of
                                                                                        Directors           Shareholders
                                                                                        ---------           ------------

Equity                                                                                  1-24-96             3-28-96
Money Market                                                                            1-24-96             3-28-96
Bond                                                                                    1-24-96             3-28-96
Omni                                                                                    1-24-96             3-28-96
International (Investment Advisory and Service)                                         1-24-96             3-28-96
International (Sub-Advisory)                                                            12-9-98             4-05-99
Capital Appreciation                                                                    1-24-96             3-28-96
Small Cap (Investment Advisory and Service)                                             1-24-96             3-28-96
Small Cap (Sub-Advisory)                                                                11-19-97            2-17-98
International Small Company (Investment Advisory and Service)                           1-24-96             3-28-96
International Small Company (Sub-Advisory)                                              12-9-98             4-05-99
Aggressive Growth                                                                       1-24-96             3-28-96
Core Growth                                                                             8-22-96             1-02-97
Growth & Income (Investment Advisory and Service)                                       8-22-96             1-02-97
Growth & Income (Sub-Advisory)                                                          2-24-99             4-05-99
S&P 500 Index                                                                           8-22-96             1-02-97
Social Awareness                                                                        8-22-96             1-02-97
Strategic Income                                                                        8-22-96             1-02-97
Firstar Growth & Income (Investment Advisory and Service)                               8-22-96             1-02-97
Firstar Growth & Income (Sub-Advisory)                                                  2-24-99             4-05-99
Relative Value                                                                          8-22-96             1-02-97
Small Cap Growth (Investment Advisory and Service)                                      2-11-98             4-30-98
Small Cap Growth (Sub-Advisory)                                                         2-24-99             4-05-99
High Income Bond                                                                        2-11-98             4-30-98
Equity Income                                                                           2-11-98             4-30-98
Blue Chip                                                                               2-11-98             4-30-98

These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Equity, Money Market, Bond, Omni, S&P 500 Index and Social Awareness Portfolios and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:


                                                                     1998                  1997                 1996
                                                                     ----                  ----                 ----

      Equity                                                     $  249,512              $167,877            $ 76,647
      Money Market                                                     None                  None                None
      Bond                                                             None                  None                None
      Omni                                                          130,934                96,409              41,879
      International                                                 253,718               286,011             187,147
      Capital Appreciation                                           63,490                40,887              33,327
      Small Cap                                                      78,359                55,034              48,973
      International Small Company                                   101,032                45,153              17,514
      Aggressive Growth                                             118,001               104,590             173,952
      Core Growth                                                    17,204                12,359                 N/A
      Growth & Income                                               270,046                51,188                 N/A
      S&P 500 Index                                                  48,797                74,063                 N/A
      Social Awareness                                               39,951                16,522                 N/A
      Strategic Income                                                6,613                 5,127                 N/A
      Firstar Growth & Income                                        16,648                 4,353                 N/A
      Relative Value                                                 28,388                11,110                 N/A
      Small Cap Growth                                                3,000                  N/A                  N/A
      High Income Bond                                                 None                  N/A                  N/A
      Equity Income                                                   2,017                  N/A                  N/A
      Blue Chip                                                       4,014                  N/A                  N/A
                                                                 ----------              --------            --------
                                                                 $1,431,724              $970,683            $579,439

In l998, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.

                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market Portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net assets value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: Interactive Data Corporation (and related "Fundrun" services), Reuters, Bloomberg and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni Portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni Portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market Portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market Portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni Portfolio and of those portfolios other than the Money Market Portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni Portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market Portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the Portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market Portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of

Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market Portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such Portfolio, to stabilize the Portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the Portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The Portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market Portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market Portfolio will be bound by such agreement.


                                   TAX STATUS

At December 3l, 1998 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under
Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.


                                     EXPERTS


The financial statements of Ohio National Fund, Inc. as of December 31, 1998 and for the earlier periods indicated herein included in this Statement of Additional Information and the Financial Highlights included in the prospectus have been included herein and in the prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, appearing in this Statement of Additional Information, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's business address is 201 East Fifth Street, Cincinnati, Ohio 45202.

                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                                   THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the Portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                              THE YEAR 2000 ISSUE

The Fund, the Adviser and related entities believe they have succeeded in remedying the "Year 2000" problem for all mission critical internal computer systems and applications. Conversion testing and implementation for those systems were completed by December 31, 1998. During the remainder of 1999, peripheral personal computer systems will continue to be up-graded and tested for Year 2000 implementation. While the Fund and the Adviser have been assured by suppliers of financial services (including the custodians, the transfer agent and the accounting agent) that their systems either are already compliant or will be so in sufficient time, the Fund's internal auditors intend to independently test those systems to verify their compliance. The Fund, the Adviser and related entities are also developing contingency plans to be prepared for the possibility that one or more service providers might not be compliant. The failure of the Fund, the Adviser or one of their service suppliers to achieve timely and complete compliance could materially impair the ability to conduct their business, including the ability to accurately and timely value portfolio securities and could have an adverse effect on the portfolios.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
-----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
------

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
-----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
------

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

DUFF & PHELPS, INC. ("D & P")

Commercial Paper:
-----------------

D&P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interst and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

EQUITY PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     5.72%
Three-year                                  13.92%
Five-year                                   13.52%
Ten-year                                    12.66%
Since inception (1/14/71)                   10.87%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Equity Portfolio return was 5.72% for 1998. Although the large capitalization stock portion of the portfolio provided returns consistent with the major indices, the portfolio's exposure to small and mid-capitalization stocks pulled the overall return down considerably. We were invested in these areas because the valuations relative to the large capitalization stocks were very attractive. Unfortunately, these areas corrected far more than the large capitalization stocks and the major indices during the stock market downturn. Even though the portfolio's returns were consistent with the major indices from the October 8th market bottom through the end of the year, the performance during the mid year market correction caused the portfolio to lag for the 1998 year.

We expect the stock market to continue in a volatile manner. We expect the U.S. economy and economic activity around the world to slow somewhat during 1999. We feel that growth will be rewarded and thus we will attempt to increase the growth aspects of the portfolio.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Cisco Systems Inc                        4.2
 2.  General Electric Corp                    2.7
 3.  Texas Instruments Inc.                   2.3
 4.  Sun Microsystems                         2.3
 5.  Intel Corp                               2.1
 6.  American International Group             2.0
 7.  Microsoft Corp                           1.8
 8.  Xerox Corp                               1.5
 9.  Symbol Technologies Inc                  1.4
10.  Manpower Inc                             1.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Computer and Related                       20.6
Medical and Related                         6.3
Oil, Energy, and Natural Gas                6.4
Electrical Equipment                        5.9
Banking                                     5.6
Insurance Services                          4.3

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             AEROSPACE (3.0%)
    94,000   Allied Signal Inc.................  $  4,165,375
    64,000   Raytheon Co.......................     3,408,000
    31,350   Rockwell International Corp.......     1,522,434
                                                 ------------
                                                    9,095,809
                                                 ------------
             AUTOMOTIVE & RELATED (2.8%)
    22,500   Arvin Industries Inc..............       937,969
    19,328  *Daimlerchrysler...................     1,856,696
    29,400   Eaton Corp........................     2,078,212
    39,184   Ford Motor Co.....................     2,299,611
         1   Meritor Automotive................            21
    20,000   Magna International Inc...........     1,240,000
                                                 ------------
                                                    8,412,509
                                                 ------------
             BANKING (6.4%)
    19,574   Bankamerica Corp..................     1,176,887
   142,066   Charter One Financial Inc.........     3,942,331
    23,880   First Star Bancorp................       495,510
    35,320   Firstar Corp......................     3,293,590
    47,921   First Union Corp..................     2,914,196
    40,000   Flagstar Bancorp..................     1,045,000
    45,000   Mallon Bank Corp..................     3,093,750
                                                 ------------
                                                   15,961,264
                                                 ------------
             BUSINESS SERVICES (4.1%)
   132,500  *Alternative Resources Inc.........     1,407,813
   110,000   First Data Corp...................     3,485,625
    61,000  *Lo Jack...........................       724,375
   170,000   Manpower Inc......................     4,281,875
   101,000   Reynolds & Reynolds CL A..........     2,316,687
                                                 ------------
                                                   12,216,375
                                                 ------------
             CHEMICALS (4.3%)
    98,000   Engelhard Corp....................     1,872,000
    50,000   Hercules Inc......................     1,368,750
    38,750   Hanson Trust PLC..................     1,511,250
    35,300   Mineral Technologies Inc..........     1,445,094
    85,000   Monsanto Co.......................     4,037,500
    66,000   OM Group, Inc.....................     2,409,000
                                                 ------------
                                                   12,643,594
                                                 ------------
             COMMUNICATIONS (1.1%)
    17,000  *Infinity Broadcasting Corp........       465,375
    20,625  *Mastec Inc........................       433,125
    40,000   Motorola Inc......................     2,442,500
                                                 ------------
                                                    3,341,000
                                                 ------------
             COMPUTER & RELATED (20.6%)
    56,500  *3Comm Corp........................     2,531,906
   135,000  *Cisca Systems, Inc................    12,529,688
    63,000   Computer Associates...............     2,685,375
    28,000  *Computer Sciences Corp............     1,804,250
    60,000   Hewlett-Packard Co................     4,098,750
    53,000   Intel Corp........................     6,283,813
    52,000  *Mapics Inc........................       858,000
    40,000  *Microsoft Corp....................     5,547,500

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             COMPUTER & RELATED, CONTINUED
    47,058  *Seagate Technology................  $  1,423,504
    45,742  *Solectron Corp....................     4,251,147
    80,000  *Sun Microsystems, Inc.............     6,850,000
    67,500   Symbol Technologies...............     4,315,781
    80,000   Texas Instruments Inc.............     6,845,000
    40,400  *Zebra Tech Corp., CL A............     1,161,500
                                                 ------------
                                                   61,186,214
                                                 ------------
             CONTAINERS (1.3%)
   125,000   *Owens-Illinois Inc...............     3,828,125
                                                 ------------
             DRUGS (2.5%)
    86,000  *Applied Analytical Industries.....     1,494,250
    64,000   Abbott Laboratories...............     3,136,000
    85,000   Mylan Laboratories................     2,677,500
                                                 ------------
                                                    7,307,750
                                                 ------------
             ELECTRICAL EQUIPMENT (5.9%)
    60,000  *Analog Devices Inc................     1,882,500
   100,000  *Anixter Intl. Inc.................     2,031,250
    31,500   Federal Signal Corp...............       862,313
    80,000   General Electric Co...............     8,165,000
    40,000   Xerox Corp........................     4,720,000
                                                 ------------
                                                   17,661,063
                                                 ------------
             ENTERTAINMENT & LEISURE (1.7%)
    75,000   Cedar Fair........................     1,950,000
                                                 ------------
             FINANCIAL SERVICES (1.4%)
   100,538   Associates 1st Capital Corp.......     4,260,298
                                                 ------------
             FOOD & RELATED (1.5%)
    80,000   Food Lion Inc. CL A...............       850,000
   128,700   Food Lion Inc.....................     1,295,044
    25,500   H.J. Heinz Co.....................     1,443,938
    45,000   Panamerican Beverages Inc.........       981,562
                                                 ------------
                                                    4,570,544
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.7%)
    66,000   Boise Cascade Corp................     2,046,000
                                                 ------------
             HOTEL/LODGING (0.5%)
    50,000  *Guest Supply Inc..................       596,875
    60,000  *Mirage Resorts Inc................       896,250
                                                 ------------
                                                    1,493,125
                                                 ------------
             HOUSING, FURNITURE & RELATED (2.7%)
   297,500   Clayton Homes Inc.................     4,109,219
    64,000   Newell Co.........................     2,640,000
   100,000   Shelby Williams...................     1,200,000
                                                 ------------
                                                    7,949,219
                                                 ------------
             INDUSTRIAL SERVICES (0.4%)
    20,500  *Medar Inc.........................        23,063
    50,000   Regal Beloit......................     1,150,000
                                                 ------------
                                                    1,123,063
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (4.3%)
    63,280   American International Group......  $  6,114,430
    40,000   Equitable Cos. Inc................     2,315,000
    81,000   MGIC Investment Corp..............     3,224,813
    89,000   State Auto Financial Corp.........     1,101,375
                                                 ------------
                                                   12,755,618
                                                 ------------
             MACHINERY (1.6%)
    60,000   Hardinge Inc......................     1,106,250
    43,000   Modine Manufacturing Inc..........     1,558,750
    64,000   Pall Corp.........................     1,620,000
    54,000   Steward & Stevenson...............       526,500
                                                 ------------
                                                    4,811,500
                                                 ------------
             MEDIA & PUBLISHING (1.0%)
    95,000   CBS Corp..........................     3,111,250
                                                 ------------
             MEDICAL & RELATED (6.3%)
    70,000   Allegiance Corp...................     3,263,750
    37,500   Baxter International..............     2,411,719
   114,200  *Capital Senior Living Corp........     1,591,663
    69,200  *Foundation Health Sys. Inc........       826,075
    46,900  *HCR Manor Care....................     1,377,687
   140,000  *Healthsouth Corp..................     2,161,250
    30,000  *Humana Inc........................       534,375
    77,000  *Kendle International Inc..........     1,799,875
    23,800  *National Healthcare Corp..........       368,900
    97,813  *Quorum Health Group Inc...........     1,265,449
    31,200  *Sola Industries...................       538,200
    58,000   United Healthcare Corp............     2,497,625
                                                 ------------
                                                   18,636,568
                                                 ------------
             METALS & MINING (1.5%)
    47,000   Amcast Industrial Corp............       898,875
    89,000   Worthington Industries............     1,112,500
    92,000  *Wyman-Gordon Co...................       943,000
    73,500  *Wolverine Tube Inc................     1,543,500
                                                 ------------
                                                    4,497,875
                                                 ------------
             OIL, ENERGY & NATURAL GAS (8.4%)
    27,000   Chevron Corp......................     2,239,313
   155,000  *Louis Dreyfus Natural Gas.........     2,208,750
   100,000  *Matrix Services Co................       475,000
   104,000  *Offshore Logistics Inc............     1,235,000
    35,000   Pacific Gulf Properties...........       702,188
    77,170   Schlumberger Ltd..................     3,559,466
   170,000  *Tesoro Petroleum..................     2,061,250
    95,000   Transocean Petroleum Corp.........     2,547,187
    28,000   UGI Corp..........................       665,000
   102,000   Williams Cos. Inc.................     3,181,125
                                                 ------------
                                                   18,874,279
                                                 ------------
             REAL ESTATE & LEASING (2.7%)
    28,000   Camden Property Trust REIT........       728,000
    60,000   Corporate Office Properties.......       427,500
    76,000   Commercial Net Lease Realty.......     1,007,000
    37,500   First Industrial Realty Trust.....     1,005,499
    55,000   Healthcare Realty Trust...........     1,227,188

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING, CONTINUED
    44,000   JDN Realty Corp...................  $    948,750
    67,250   Liberty Property Trust............     1,656,031
    29,500   National Health Investors Inc.....       728,281
    18,500   Regency Realty Corp...............       411,625
                                                 ------------
                                                    8,139,844
                                                 ------------
             RESTAURANTS (1.0%)
    84,000  *Buffets Inc.......................     1,002,750
    90,250   Consolidated Products Inc.........     1,861,406
                                                 ------------
                                                    2,864,156
                                                 ------------
             TEXTILES & RELATED (1.3%)
    45,500   Oxford Industries Inc.............     1,285,375
    98,000   Warnaco Group CL A................     2,474,500
                                                 ------------
                                                    3,759,875
                                                 ------------
             TRANSPORTATION & EQUIPMENT (4.3%)
    44,000  *Atlas Air Inc.....................     2,153,250
    73,000  *Avondale Industries Inc...........     2,117,000
   100,000   Burlington Northern Santa Fe......     3,375,000
    45,000   CNF Transportation Inc............     1,690,312
    56,800   Trinity Industries................     2,186,800
    70,000  *Wisconsin Central Transportation..     1,203,125
                                                 ------------
                                                   12,725,487
                                                 ------------
             UTILITIES (0.6%)
    27,500   FPL Group Inc.....................     1,694,686
                                                 ------------
             TOTAL COMMON STOCK (89.9%)
              (COST $152,224,511)..............  $266,967,090
                                                 ------------

                                                    MARKET
  SHARES     PREFERRED STOCK                        VALUE
-------------------------------------------------------------
             BANKING (0.3%)
    30,000   National Australia Bank LTD
              Conv.............................  $    836,250
                                                 ------------
             COMPUTER & RELATED (0.1%)
    24,000   General Datacommunications 9% C...       252,000
                                                 ------------
             METALS & MINING (0.2%)
    50,000   Freeport McMoran Copper & Gold,
              Series B.........................       743,750
                                                 ------------
             OIL, ENGERGY & NATURAL GAS (0.1%)
    15,000   Howell Corp. $3.50 Series A
              Conv.............................       225,000
                                                 ------------
             REAL ESTATE (0.2%)
    20,000   Camden Property Tr. 9% Series A...       473,750
                                                 ------------
             TOTAL PREFERRED STOCK (0.9%)
              (COST $4,446,337)................  $  2,530,750
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             INDUSTRIAL SERVICES (0.2%)
$  475,000   Medar Inc. 12.95% due 06/30/05....  $    475,000
                                                 ------------
             METAL FABRICATING (0.3%)
   900,000   INCO, Ltd. 7.75% due 03/15/16.....       810,000
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             OIL, ENGERGY & NATURAL GAS (0.2%)
$  800,000   Offshore Logistics 6.00% due
              12/15/06.........................  $    692,000
                                                 ------------
             TOTAL CONVERTIBLE (0.7%)
              (COST $2,165,025)................  $  1,977,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                       VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (3.7%)
$5,132,000   General Motors 5.660% 01/05/99....  $  5,128,773
 6,000,000   Ford Motors 5.670% 01/06/99.......     5,995,275
                                                 ------------
                                                   11,124,048
                                                 ------------
             ELECTRICAL EQUIPMENT (1.4%)
 4,173,000   G.E. Capital 5.600% 01/07/99......     4,169,105
                                                 ------------
             FINANCIAL SERVICES (3.1%)
 2,000,000   American Express 5.250%
              01/11/98.........................     1,997,083
 2,352,000   American General 4.750%
              01/12/99.........................     2,348,586
 4,873,000   Household Finance 5.790%
              01/04/99.........................     4,870,649
                                                 ------------
                                                    9,216,318
                                                 ------------

   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                       VALUE
-------------------------------------------------------------
             RETAIL (1.5%)
$4,340,000   Sears Roebuck 6.000% 01/08/99.....  $  4,334,937
                                                 ------------
             TOTAL SHORT-TERM NOTES (9.7%)
              (COST $28,844,408)...............  $ 28,844,408
                                                 ------------
             TOTAL HOLDINGS (101.2%)
              (COST $187,680,281)(a)...........  $300,319,248
                                                 ------------
             CASH & RECEIVABLE, NET OF
              LIABILITIES (-1.2%)..............    (3,416,317)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $296,902,931
                                                 ============

---------------

 *  Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $187,680,281)...........  $300,319,248
  Cash in bank.............................         4,380
  Receivable for securities sold...........       737,857
  Receivable for fund shares sold..........         8,797
  Dividends and accrued interest
    receivable.............................       413,521
  Other....................................        18,285
                                             ------------
    Total assets...........................   301,502,088
                                             ------------
Liabilities:
  Payable for securities purchased.........     3,715,836
  Payable for shares redeemed..............       684,548
  Payable for investment management
    services (note 3)......................       128,870
  Other accrued expenses...................        69,903
                                             ------------
    Total liabilities......................     4,599,157
                                             ------------
Net assets at market value.................  $296,902,931
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,175,981
  Paid-in capital in excess of par value...   176,087,660
  Net unrealized appreciation on
    investments (note 1)...................   112,638,967
  Undistributed net investment income......           323
                                             ------------
Net assets at market value.................  $296,902,931
                                             ============
Shares Outstanding (note 4)................     8,175,981
Net asset value per share..................  $      36.31
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $ 1,673,184
  Dividends.................................    3,893,653
                                              -----------
    Total investment income.................    5,566,837
                                              -----------
Expenses:
  Management fees (note 3)..................    1,550,392
  Custodian fees (note 3)...................       58,400
  Directors' fees (note 3)..................       10,170
  Professional fees.........................       42,157
  Accounting and transfer agent fee.........      171,039
  Other.....................................       58,199
                                              -----------
    Total expenses..........................    1,890,357
                                              -----------
    Net investment income...................  $ 3,676,480
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 5,493,034
  Net increase in unrealized appreciation on
    investments.............................    6,996,269
                                              -----------
    Net gain on investments.................   12,489,303
                                              -----------
    Net increase in net assets from
      operations............................  $16,165,783
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $ 3,676,480    $  3,800,104
  Realized gain on investments..............................    5,493,034      13,144,695
  Unrealized gain on investments............................    6,996,269      26,148,841
                                                              ------------   ------------
      Net increase in net assets from operations............   16,165,783      43,093,640
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (3,678,591)     (4,788,921)
  Capital gains distributions...............................   (5,566,857)    (15,187,264)
                                                              ------------   ------------
      Total dividends and distributions.....................   (9,245,448)    (19,976,185)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................   24,773,079      38,790,184
  Received from dividends reinvested........................    9,245,448      19,976,185
  Paid for shares redeemed..................................  (32,108,106)    (26,588,013)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    1,910,421      32,178,366
                                                              ------------   ------------
         Increase in net assets.............................    8,830,756      55,295,821
                                                              ------------   ------------
Net Assets:
  Beginning of period.......................................  288,072,175     232,776,354
                                                              ------------   ------------
  End of period (a).........................................  $296,902,931   $288,072,175
                                                              ============   ============
(a) Includes undistributed net investment income of.........  $        323   $      2,434
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               1998         1997       1996       1995       1994
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $35.44       $32.30     $28.58     $23.20     $23.90
Income from investment operations:
  Net investment income.....................................    0.45         0.51       0.47       0.50       0.45
  Net realized and unrealized gain (loss) on investments....    1.56         5.24       4.58       5.65      (0.39)
                                                              ------       ------     ------     ------     ------
    Total income from investment operations.................    2.01         5.75       5.05       6.15       0.06
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.45)       (0.63)     (0.46)     (0.39)     (0.44)
  Distributions from net realized capital gains.............   (0.69)       (1.98)     (0.87)     (0.38)     (0.32)
                                                              ------       ------     ------     ------     ------
    Total distributions.....................................   (1.14)       (2.61)     (1.33)     (0.77)     (0.76)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period..............................  $36.31       $35.44     $32.30     $28.58     $23.20
                                                              ======       ======     ======     ======     ======
Total return................................................    5.72%       18.17%     18.35%     27.20%      0.25%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.64%        0.67%      0.73%      0.73%      0.62%
  Ratio of net investment income to average net assets......    1.25%        1.43%      1.60%      1.90%      1.90%
Portfolio turnover rate.....................................      25%          19%        11%        14%         8%
Net assets at end of period (millions)......................  $296.9       $288.1     $232.8     $175.7     $123.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                        VALUE
-------------------------------------------------------------
             AEROSPACE (3.3%)
$1,461,000   Allied Signal 5.750% 01/13/99......  $ 1,458,200
                                                  -----------
             AUTOMOTIVE & RELATED (19.1%)
 1,698,000   American Honda 5.550% 01/28/99.....    1,690,932
 1,678,000   Ford Motor Credit Corp. 5.300%
              01/08/99..........................    1,676,271
   229,000   General Motors 5.190% 01/11/99.....      228,670
 1,600,000   General Motors 5.350% 01/21/99.....    1,595,244
 1,611,000   Hertz Corp. 5.500% 01/07/99........    1,609,523
 1,700,000   TRW Inc. 5.220% 01/06/99...........    1,698,767
                                                  -----------
                                                    8,499,407
                                                  -----------
             CABLE TV (2.3%)
 1,000,000   Cox Communications 5.620
              01/11/99..........................      998,439
                                                  -----------
             ELECTRICAL EQUIPMENT (2.9%)
 1,284,000   Avent Inc. 5.300% 01/22/98.........    1,280,030
                                                  -----------
             FINANCE (16.0%)
 1,965,000   CIT Group 5.750% 01/21/99..........    1,958,723
 2,010,000   Heller Financial 5.500% 01/26/99...    2,002,323
 1,650,000   Household Finance 5.360%
              01/12/99..........................    1,647,298
 1,500,000   USAA Capital 5.350% 01/27/99.......    1,494,204
                                                  -----------
                                                    7,102,548
                                                  -----------
             FOOD & RELATED (3.8%)
 1,700,000   Winn-Dixie 5.100% 01/05/99.........    1,699,037
                                                  -----------
             INDUSTRIAL (4.2%)
   295,000   BAT Capital 5.800% 01/06/99........      294,762
 1,585,000   BAT Capital 5.600% 01/13/99........    1,582,041
                                                  -----------
                                                    1,876,803
                                                  -----------
             MACHINERY & EQUIPMENT (0.7%)
   312,000   John Deere Capital 6.000%
              01/05/99..........................      311,792
                                                  -----------
             INSURANCE (7.5%)
 1,743,000   Aetna Services 5.200% 01/04/99.....    1,742,245
 1,427,000   Prudential Funding 5.170%
              01/08/99..........................    1,425,565
   143,000   Prudential Funding 5.300%
              01/14/99..........................      142,726
                                                  -----------
                                                    3,310,536
                                                  -----------

   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                        VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (6.6%)
$1,081,000   Allergan Inc. 5.600% 01/06/99......  $ 1,080,159
 1,119,000   Amgen Inc. 5.200% 01/12/99.........    1,117,222
   755,000   Amgen Inc. 5.410% 01/19/99.........      752,958
                                                  -----------
                                                    2,950,339
                                                  -----------
             OIL, ENERGY & NATURAL GAS (10.1%)
 1,500,000   Dixie Pipeline 5.280% 01/29/99.....    1,493,840
 1,561,000   (El) De Nemours Dupont 5.200%
              01/20/99..........................    1,556,716
 1,428,000   Questar Corp. 5.380% 01/15/99......    1,425,012
                                                  -----------
                                                    4,475,588
                                                  -----------
             RETAIL (4.0%)
   770,000   Sears Roebuck 5.310% 01/11/99......      768,864
 1,030,000   Sears Roebuck 5.330% 01/14/99......    1,028,018
                                                  -----------
                                                    1,796,882
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.7%)
   740,000   CSX Corp. 6.120% 01/19/99..........      737,736
                                                  -----------
             UTILITIES (14.5%)
 1,500,000   Carolina Power & Light 5.370%
              01/25/99..........................    1,494,630
 2,001,000   Cincinnati Bell 5.200% 01/04/99....    2,000,133
 1,188,000   GTE Funding 5.000% 01/20/99........    1,184,865
 1,784,000   Michigan Consolidated Gas 5.500%
              01/15/99..........................    1,780,185
                                                  -----------
                                                    6,459,813
                                                  -----------
             TOTAL HOLDINGS (96.7%)
              (COST $42,957,130)(a).............  $42,957,130
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (3.3%)................    1,444,522
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $44,401,552
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $42,957,130).............  $42,957,130
  Cash in bank..............................    1,457,900
  Other.....................................        1,863
                                              -----------
    Total assets............................   44,416,893
                                              -----------
Liabilities:
  Payable for investment management services
    (note 3)................................        8,419
  Other accrued expenses....................        6,822
                                              -----------
    Total liabilities.......................       15,241
                                              -----------
Net assets at market value..................  $44,401,652
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,440,165
  Paid-in capital in excess of par..........   39,961,487
                                              -----------
Net assets at market value..................  $44,401,652
                                              ===========
Shares outstanding (note 4).................    4,440,165
Net asset value per share...................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $ 1,757,475
                                              -----------
Expenses:
  Management fees (note 3)..................       94,306
  Custodian fees (note 3)...................        6,050
  Directors' fees (note 3)..................          908
  Professional fees.........................        3,935
  Accounting and transfer agent fee.........       16,587
  Other.....................................        6,273
                                              -----------
    Total expenses..........................      128,059
    Less fees waived (note 3)...............      (15,718)
                                              -----------
      Net expenses..........................      112,341
                                              -----------
  Net investment income.....................  $ 1,645,134
                                              -----------
    Net increase in net assets from
      operations............................  $ 1,645,134
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net increase in net assets from operations................  $ 1,645,134    $ 1,241,762
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,645,134)    (1,241,762)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................   61,020,166     40,064,944
  Received from dividends reinvested........................    1,645,134      1,241,762
  Paid for shares redeemed..................................  (47,405,261)   (37,676,423)
                                                              -----------    -----------
    Increase in net assets derived from capital share
     transactions...........................................   15,260,039      3,630,283
                                                              -----------    -----------
      Increase in net assets................................   15,260,039      3,630,283
Net Assets:
  Beginning of period.......................................   29,141,613     25,511,330
                                                              -----------    -----------
  End of period.............................................  $44,401,652    $29,141,613
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               1998         1997       1996       1995       1994
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.00       $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................    0.52         0.52       0.50       0.54       0.39
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.52)       (0.52)     (0.50)     (0.54)     (0.39)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period..............................  $10.00       $10.00     $10.00     $10.00     $10.00
                                                              ======       ======     ======     ======     ======
    Total return............................................    5.39%        5.37%      5.17%      5.62%      4.00%
Ratios net of fees waived by advisor (a):
  Ratio of expenses to average net assets...................    0.36%        0.38%      0.44%      0.44%      0.39%
  Ratio of net investment income to average net assets......    5.26%        5.11%      4.98%      5.39%      3.69%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................    0.41%        0.43%      0.49%      0.55%      0.59%
  Ratio of net investment income to average net assets......    5.21%        5.06%      4.93%      5.27%      3.51%
Net assets at end of period (millions)......................  $ 44.4       $ 29.1     $ 25.6     $ 15.7     $ 13.1

---------------

(a) On and after June 17, 1993, the advisor has waived part of the management fee to the extent such fee exceeds an annual rate of 0.25% of the Money Market Portfolios daily net asset value.

    The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

BOND PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    5.22%
Three-year                                  6.04%
Five-year                                   6.40%
Ten-year                                    8.15%
Since inception (11/2/82)                   8.48%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The bond portfolio returned 5.22% in 1998 versus 8.44% for the Lehman Brothers Government/Corporate Intermediate Bond Index. With a lesser percentage of U.S. Treasury bonds in the portfolio versus the index, the performance of our fund suffered during a year in which corporate spreads of all types widened significantly. In particular, our fund has a large number of "Baa-rated" corporates which experienced poor performance because of liquidity and credit concerns which overtook the bond market in the last half of the year.

So far in 1999 through January, corporate bonds in the "Baa" category are performing better than U.S. Treasury bonds because credit spreads are tightening and we are more optimistic on the relative performance of the fund this year.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Anixter 8.00% 09/15/03                  3.8
 2.  Franchise Finance Corp of Amer.
     8.25% 10/30/03                          3.6
 3.  Dial Corp 6.5% 09/15/08                 3.5
 4.  U.S. Industries Inc. 144A
     7.125% 10/15/03                         3.5
 5.  Dole Foods Co 6.375% 10/01/05           3.3
 6.  Abitibi Consolidated Inc 7.40%
     04/01/18                                3.2
 7.  Colonial 8.05% 07/15/06                 3.1
 8.  Thermo Electron Conv. 4.25%
     01/01/03                                3.1
 9.  Texas Utilities 7.48% 01/01/17          2.8
10.  Watson Pharmeceuticals 7.125%
     05/15/08                                2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Utilities                                   9.8
Oil, Energy, and Natural Gas                8.7
Electrical Equipment                        7.0
Forestry & Paper Products                   6.3
Financial Services                          5.4

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.8%)
$  500,000   U.S. Treasury Note 7.875%
              11/15/99..........................  $   513,594
                                                  -----------
             AIR COURIER (1.9%)
   500,000   Federal Express Inc. 7.020%
              01/15/16..........................      529,863
                                                  -----------
             AUTOMOTIVE & RELATED (2.2%)
   100,000   Arvin Industries 10.000%
              08/01/00..........................      105,773
   500,000   General Motors Automobile Corp.
              8.400% 10/15/99...................      511,241
                                                  -----------
                                                      617,014
                                                  -----------
             BUSINESS SERVICES (1.8%)
   500,000   Cendent Corp. 7.750% 12/01/03......      511,508
                                                  -----------
             BUILDING & CONSTRUCTION (1.8%)
   500,000   Owens Corning 7.500% 05/01/05......      514,717
                                                  -----------
             CHEMICALS (2.4%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      688,283
                                                  -----------
             COMMUNICATIONS (1.8%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      231,841
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      274,638
                                                  -----------
                                                      506,479
                                                  -----------
             COMPUTER & RELATED (1.7%)
   300,000   Apple Computer Inc. 6.500%
              02/15/04..........................      277,500
   200,000   Comdisco, Inc. 7.750% 09/01/99.....      201,988
                                                  -----------
                                                      479,488
                                                  -----------
             CONSUMER GOODS (5.3%)
 1,000,000   Dial Corp. 6.500% 09/15/08.........    1,004,166
   200,000   RJR Nabisco Inc. 8.750% 04/15/04...      203,505
   300,000   RJR Nabisco Inc. 8.625% 12/01/02...      305,648
                                                  -----------
                                                    1,513,319
                                                  -----------
             ELECTRICAL EQUIPMENT (7.0%)
 1,000,000   Anixter Intl. 8.000% 09/15/03......    1,079,316
   500,000   Pioneer 8.500% 08/01/06............      489,957
   400,000   Tektronix Inc. 7.500% 08/01/03.....      428,167
                                                  -----------
                                                    1,997,440
                                                  -----------
             ENTERTAINMENT & LEISURE (2.4%)
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      682,451
                                                  -----------
             FINANCIAL SERVICES (5.4%)
 1,000,000   Franchise Finance Corp of America
              8.250% 10/30/03...................    1,017,076
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      522,979
                                                  -----------
                                                    1,540,055
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FOOD & RELATED (5.0%)
$1,000,000   Dole Foods Co. 6.375% 10/01/05.....  $   988,106
   500,000   Gruma, SA de C.V. 7.625%
              10/15/07..........................      440,000
                                                  -----------
                                                    1,428,106
                                                  -----------
             FORESTRY & PAPER PRODUCTS (6.3%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      941,898
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      323,493
   250,000   Champion International 7.700%
              12/15/99..........................      254,274
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      266,372
                                                  -----------
                                                    1,786,037
                                                  -----------
             FOREIGN (1.8%)
   200,000   British Columbia 7.000% 01/15/03...      212,216
   250,000   Province of Quebec 8.625%
              01/19/05..........................      287,853
                                                  -----------
                                                      500,069
                                                  -----------
             HOTEL/LODGING (2.3%)
   700,000   ITT Destinations 6.750% 11/15/05...      646,516
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.6%)
   140,000   Armstrong World 9.750% 04/15/08....      175,958
                                                  -----------
             INDUSTRIAL SERVICES (4.8%)
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      365,054
 1,000,000   US Industries Inc. 144A 7.125%
              10/15/03..........................    1,001,222
                                                  -----------
                                                    1,366,276
                                                  -----------
             INSURANCE (2.4%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      256,203
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      422,088
                                                  -----------
                                                      678,291
                                                  -----------
             MACHINERY (3.1%)
 1,000,000   Thermo Electron 4.250% 01/01/03....      876,046
                                                  -----------
             MEDICAL & RELATED (4.6%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      265,986
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      312,180
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      726,650
                                                  -----------
                                                    1,304,816
                                                  -----------
             METALS AND MINING (1.8%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      513,209
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.0%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      244,971
   100,000   DeKalb Energy 9.875% 07/15/00......      106,517
   400,000   Dresser Industries, Inc. 6.250%
              06/01/00..........................      405,038
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      478,125
   125,000   Marathon Oil 7.000% 06/01/02.......      129,522
   400,000   PDV America, Inc. 7.875%
              08/01/03..........................      404,145
   500,000   System Energy 7.800% 08/01/00......      511,755
                                                  -----------
                                                    2,280,073
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (5.2%)
$  300,000   Avalon Properties Inc. 7.375%
              09/15/02..........................  $   305,206
   900,000   Colonial Realty 8.050% 07/15/06....      916,664
   250,000   Sun Communities 7.625% 05/01/03....      251,959
                                                  -----------
                                                    1,473,829
                                                  -----------
             TRANSPORTATION (3.9%)
   250,000   American President Cos., Ltd.
              7.125% 11/15/03...................      203,896
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      366,405
   490,233   Northwest Airlines 8.070%
              01/02/15..........................      525,091
                                                  -----------
                                                    1,095,392
                                                  -----------
             RESTAURANTS (1.8%)
   500,000   Wendy's Inc. 6.350% 12/15/05.......      514,192
                                                  -----------
             UTILITIES (8.7%)
   200,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      208,677
   500,000   Great Lakes Power Inc. 8.900%
              12/01/99..........................      514,498
   250,000   Kansas Gas & Electric 8.290%
              03/29/16..........................      270,805
   200,000   Old Dominion Electric Co-op 8.760%
              12/01/22..........................      244,667
   200,000   Sprint Corp. 8.125% 07/15/02.......      218,083
   700,000   Texas Utilities Electric Co. 7.480%
              01/01/17..........................      785,694
   200,000   Toledo Edison Co. 7.875% 08/01/04        215,347
                                                  -----------
                                                    2,457,771
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (95.8%) (COST $26,589,684)........  $27,190,792
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             UTILITIES (1.1%)
    12,000   GTE Delaware, 8.750%, Series B       $   312,750
                                                  -----------
             TOTAL PREFERRED STOCKS (1.1%) (COST
              $300,000).........................  $   312,750
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (1.6%)
$  447,000   American General Corp. 4.700%
              01/04/99..........................  $   446,825
                                                  -----------
             TOTAL SHORT-TERM NOTES (1.6%)
              (COST $446,825)...................  $   446,825
                                                  -----------
             TOTAL HOLDINGS (98.5%)
              (COST $27,336,509)(a).............  $27,950,367
                                                  -----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (1.5%).........      430,819
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $28,381,186
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $27,336,509).............  $27,950,367
  Cash in bank..............................          566
  Receivable for fund shares sold...........        1,041
  Dividends and accrued interest
    receivable..............................      543,206
  Other.....................................        1,459
                                              -----------
    Total assets............................   28,496,639
                                              -----------
Liabilities:
  Payable for shares redeemed...............       93,626
  Payable for investment management services
    (note 3)................................       14,701
  Other accrued expenses....................        7,126
                                              -----------
    Total liabilities.......................      115,453
                                              -----------
Net assets at market value..................  $28,381,186
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,688,614
  Paid-in capital in excess of par value....   25,350,555
  Accumulated net realized loss on
    investments (note 1)....................     (274,501)
  Net unrealized appreciation on investments
    (note 1)................................      613,858
  Undistributed net investment income.......        2,660
                                              -----------
Net assets at market value..................  $28,381,186
                                              ===========
Shares outstanding (note 4).................    2,688,614
Net asset value per share...................  $     10.56
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest...................................  $1,762,368
  Dividends..................................      26,250
                                               ----------
    Total investment income..................   1,788,618
                                               ----------
Expenses:
  Management fees (note 3)...................     150,300
  Custodian fees (note 3)....................       5,050
  Directors' fees (note 3)...................         653
  Professional fees..........................       2,828
  Accounting and transfer agent fees.........      22,210
  Other......................................       4,217
                                               ----------
    Total expenses...........................     185,258
                                               ----------
    Net investment income....................  $1,603,360
                                               ----------
Realized and unrealized gain on investments:
  Net realized loss from investments.........  $ (230,373)
  Net decrease in unrealized appreciation on
    investments..............................    (124,666)
                                               ----------
    Net loss on investments..................    (355,039)
                                               ----------
    Net increase in net assets from
      operations.............................  $1,248,321
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
From operations:
  Net investment income.....................................     $ 1,603,360         $ 1,355,098
  Realized gain (loss) on investments.......................        (230,373)             38,573
  Unrealized gain (loss) on investments.....................        (124,666)            399,815
                                                                 -----------         -----------
      Net increase in net assets from operations............       1,248,321           1,793,486
                                                                 -----------         -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (1,604,016)         (1,690,155)
                                                                 -----------         -----------
From capital share transactions (note 4):
  Received from shares sold.................................      10,579,517           6,831,247
  Received from dividends reinvested........................       1,604,016           1,690,155
  Paid for shares redeemed..................................      (5,213,682)         (7,636,590)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
       transactions.........................................       6,969,851             884,812
                                                                 -----------         -----------
         Increase in net assets.............................       6,614,156             988,143
Net Assets:
  Beginning of period.......................................      21,767,030          20,778,887
                                                                 -----------         -----------
  End of period (a).........................................     $28,381,186         $21,767,030
                                                                 ===========         ===========
(a) Includes undistributed net investment income of.........     $     2,660         $     3,316
                                                                 ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $10.68     $10.62     $10.93     $ 9.70     $10.87
Income (loss) from investment operations:
  Net investment income.....................................    0.67       0.71       0.69       0.70       0.67
  Net realized and unrealized gain (loss) on investments....   (0.12)      0.23      (0.32)      1.08      (1.07)
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    0.55       0.94       0.37       1.78      (0.40)
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.67)     (0.88)     (0.68)     (0.55)     (0.69)
  Distributions from net realized capital gains.............    0.00       0.00       0.00       0.00      (0.08)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.67)     (0.88)     (0.68)     (0.55)     (0.77)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $10.56     $10.68     $10.62     $10.93     $ 9.70
                                                              ======     ======     ======     ======     ======
Total return................................................    5.22%      9.28%      3.71%     18.90%     (3.84%)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.72%      0.78%      0.79%      0.75%      0.63%
  Ratio of net investment income to average net assets......    6.21%      6.67%      6.54%      6.76%      6.71%
Portfolio turnover rate.....................................      12%        10%         3%         4%         5%
Net assets at end of period (millions)......................  $ 28.4     $ 21.8     $ 20.8     $ 18.1     $ 13.1

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

OMNI PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    4.53%
Three-year                                 12.58%
Five-year                                  11.75%
Ten-year                                   11.50%
Since inception (9/10/84)                  11.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Omni portfolio return was 4.53% for 1998. Although the large capitalization stock portion of the portfolio provided returns consistent with the major indices, the portfolio's exposure to small and mid-capitalization stocks pulled the overall return down. We were invested in these areas because the valuations relative to the large capitalization stocks were very attractive. Unfortunately, these areas corrected far more than the large capitalization stocks and the major indices during the stock market downturn. The fixed income portion of the portfolio consists primarily of investment grade corporate bonds. This portion of the fixed income market did not perform as well as the Government Security portion of the market. This was caused by investors' concern with worldwide economic issues and political uncertainties; the result was a flight to safety.

We expect the stock market to continue in a volatile manner. We expect the U.S. economy and economic activity around the world to slow somewhat during 1999. We will focus our efforts on investing more in growth issues and companies growing their dividends at least two to three times GDP. We expect the corporate bond sector of the fixed income market to perform more favorably. Asset allocations will remain near current levels.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Cisco Systems Inc                       2.9
 2.  American International Group            1.6
 3.  Ford Motor Corp                         1.6
 4.  Sun Microsystems                        1.6
 5.  Texas Instruments                       1.4
 6.  General Electric Corp                   1.3
 7.  Owens-Illinois Inc                      1.3
 8.  Microsoft Corp                          1.3
 9.  Abbott Laboratories                     1.3
10.  Xerox                                   1.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Computer and Related                       11.9
Oil, Energy, and Natural Gas                9.7
Medical & Related                           6.3
Banking                                     5.6
Business Services                           4.0

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
          AEROSPACE (1.9%)
 49,000   Allied Signal Inc. ..................  $  2,171,313
 21,600   Raytheon Co. ........................     1,150,200
 17,350   Rockwell International Corp. ........       842,559
                                                 ------------
                                                    4,164,072
                                                 ------------
          AUTOMOTIVE & RELATED (2.6%)
  7,500   Arvin Industries Inc. ...............       312,656
  7,294  *DaimlerChrysler AG...................       700,680
  8,000   Eaton Corp. .........................       565,500
 58,777   Ford Motor Co. ......................     3,449,475
 10,000   Magna Intl. Inc. CL A................       620,000
                                                 ------------
                                                    5,648,311
                                                 ------------
          BANKING (4.2%)
 13,050   Bank America Corp. ..................       784,631
 67,597   Charter One Financial Inc. ..........     1,875,817
 23,880   First State Bancorp..................       495,510
 25,921   First Union Corp. ...................     1,576,321
 21,440   Firstar Corp. .......................     1,999,280
 25,000   Flagstar Bancorp.....................       653,125
 22,500   Mellon Bank Corp. ...................     1,546,875
                                                 ------------
                                                    8,931,559
                                                 ------------
          BUSINESS SERVICES (4.0%)
 70,000  *Alternative Resources Co. ...........       743,750
 55,000   First Data Corp. ....................     1,742,813
 30,000   Hewlett-Packard Co. .................     2,049,375
 30,000  *Lo Jack Corp. .......................       356,250
 81,500   Manpower Inc. .......................     2,052,781
 67,000   Reynolds & Reynolds..................     1,536,813
                                                 ------------
                                                    8,481,782
                                                 ------------
          CHEMICALS (2.4%)
 18,000   Engelhard Corp. .....................       351,000
 25,625   Hanson Trust PLC.....................       999,375
  7,500   Hawkins Chemical Inc. ...............        75,000
 25,000   Hercules Inc. .......................       684,375
 20,000   Minerals Technologies Inc. ..........       818,750
 15,000   Monsanto Co. ........................       712,500
 39,000   OM Group Inc. .......................     1,423,500
                                                 ------------
                                                    5,064,500
                                                 ------------
          COMMUNICATIONS (0.1%)
 11,250  *Mastec Inc. .........................       236,250
                                                 ------------
          COMPUTER & RELATED (11.1%)
 28,000  *3Comm Corp. .........................     1,254,750
 67,500  *Cisco Systems Inc. ..................     6,264,844
 34,500   Computer Associates..................     1,470,563
  5,200  *Computer Sciences Corp. .............       335,075
 22,000   Intel Corp. .........................     2,608,375
 30,000  *Mapics Inc. .........................       495,000
 20,000  *Microsoft Corp. .....................     2,773,750
 47,058  *Seagate Technology Inc. .............     1,423,504
 40,000  *Sun Microsystems Inc. ...............     3,425,000

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
          COMPUTER & RELATED, CONTINUED
 36,000   Texas Instruments Inc. ..............  $  3,080,250
 21,000  *Zebra Tech Corp. CL. A...............       603,750
                                                 ------------
                                                   23,734,861
                                                 ------------
          CONSUMER PRODUCTS (0.1%)
  7,000  *Sola International...................       120,750
                                                 ------------
          CONTAINERS (1.3%)
 90,000  *Owens-Illinois Inc. .................     2,756,250
                                                 ------------
          DRUGS (2.4%)
 56,000   Abbott Laboratories..................     2,744,000
 57,000  *Applied Analytical Ind. .............       990,375
 45,000   Mylan Laboratories...................     1,417,500
                                                 ------------
                                                    5,151,875
                                                 ------------
          ELECTRICAL EQUIPMENT (3.9%)
 33,333  *Analog Devices Inc. .................     1,045,823
 52,500  *Anixter International Inc. ..........     1,066,406
 26,116   Federal Signal Corp. ................       714,926
 28,000   General Electric Co. ................     2,857,750
 22,500   Xerox Corp. .........................     2,655,000
                                                 ------------
                                                    8,339,905
                                                 ------------
          ENTERTAINMENT & LEISURE (1.0%)
 66,000   Cedar Fair...........................     1,716,000
 36,000  *Mirage Resorts Inc. .................       537,750
                                                 ------------
                                                    2,253,750
                                                 ------------
          FINANCIAL SERVICES (2.2%)
 60,810   Associates First Capital.............     2,576,824
 55,000   MGIC Investment Corp. ...............     2,189,687
                                                 ------------
                                                    4,766,511
                                                 ------------
          FOOD & RELATED (1.2%)
 50,000   Food Lion Inc. CL A..................       531,250
 54,600   Food Lion Inc. CL B..................       549,413
 16,500   H.J.Heinz Co. .......................       934,312
 23,000   Pan American Beverages Inc...........       501,687
                                                 ------------
                                                    2,516,662
                                                 ------------
          FORESTRY & PAPER PRODUCTS (0.5%)
 34,000   Boise Cascade........................     1,054,000
                                                 ------------
          HOTEL/LODGING (0.1%)
 25,000  *Guest Supply.........................       298,437
                                                 ------------
          HOUSING, FURNITURE & RELATED (2.1%)
139,781   Clayton Homes Inc. ..................     1,930,725
 55,000   Haverty Furniture Co. ...............     1,155,000
 24,000   Newell Co. ..........................       990,000
 35,000   Shelby Williams......................       420,000
                                                 ------------
                                                    4,495,725
                                                 ------------
          INDUSTRIAL SERVICES (0.8%)
 45,000   Clarcor Inc. ........................       900,000
 31,000   Pall Corp. ..........................       784,687
  1,600   Regal Beloit.........................        36,800
                                                 ------------
                                                    1,721,487
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
          MACHINERY (0.5%)
 37,000   Hardinge Inc. .......................  $    682,188
 41,000   Stewart & Stevenson..................       399,750
                                                 ------------
                                                    1,081,938
                                                 ------------
          INSURANCE (2.5%)
 36,280   American International Group.........     3,505,555
     18   Cincinnati Financial Corp. ..........           659
 20,000   Equitable Cos. Inc. .................     1,157,500
 47,000   State Auto Financial Corp. ..........       581,625
                                                 ------------
                                                    5,245,339
                                                 ------------
          MEDIA & PUBLISHING (0.9%)
 60,000   CBS Corp. ...........................     1,965,000
                                                 ------------
          MEDICAL & RELATED (5.1%)
 40,600   Allegiance Corp. ....................     1,892,975
 26,500   Baxter International.................     1,704,281
 57,000   Capital Senior Living Corp. .........       794,438
 40,000  *Foundation Health Corp. .............       477,500
 30,000  *HCR Manor Care.......................       881,250
100,000  *Healthsouth Corp. ...................     1,543,750
 18,000  *Humana Inc. .........................       320,625
 54,500  *Kendle International.................     1,273,937
 47,000  *Quorum Health Group Inc. ............       608,063
 34,000   United Healthcare Corp. .............     1,464,125
                                                 ------------
                                                   10,960,944
                                                 ------------
          METALS & MINING (0.9%)
 32,000   Amcast Industrial Corp. .............       612,000
 36,700  *Wolverine Tube Inc. .................       770,700
 49,000   Worthington Industries...............       612,500
                                                 ------------
                                                    1,995,200
                                                 ------------
          OIL, ENERGY & NATURAL GAS (6.0%)
 23,000   Chevron Corp. .......................     1,907,562
 74,500  *Louis Dreyfus Natural Gas............     1,061,625
100,000  *Matrix Services Co. .................       475,000
 30,000  *Offshore Logistics Inc. .............       356,250
 30,000   Pacific Gulf Properties..............       601,875
 53,630   Schlumberger Ltd. ...................     2,473,684
 86,000  *Tesoro Petroleum.....................     1,042,750
 50,000   Transocean Offshore Inc. ............     1,340,625
 90,000   USEC Inc. ...........................     1,248,750
 23,200   WD-4 Co. ............................       664,100
 57,000   Williams Companies Inc. .............     1,777,688
                                                 ------------
                                                   12,949,909
                                                 ------------
          REAL ESTATE & LEASING (3.6%)
 19,000   Camden Property Trust................       494,000
 76,300   Commercial Net Lease Realty..........     1,010,975
 60,000   Corporate Office Properties..........       427,500
 30,500   First Industrial Realty Trust........       817,781
 33,000   HRPT Properties Trust................       464,063
 50,000   Healthcare Realty Trust..............     1,115,625
 50,000   JDN Realty Corp. ....................     1,078,125
 56,250   Liberty Property Trust...............     1,385,156

                                                    MARKET
SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
          REAL ESTATE & LEASING, CONTINUED
 24,000   National Health Investors Inc. ......  $    592,500
 11,500   Regency Hotel Corp. .................       255,875
                                                 ------------
                                                    7,641,600
                                                 ------------
          RESTAURANTS (1.0%)
 50,000  *Buffets, Inc. .......................       596,875
 71,625   Consolidated Product.................     1,477,266
                                                 ------------
                                                    2,074,141
                                                 ------------
          TEXTILES (0.7%)
 58,000   Warnaco Group CL A...................     1,464,500
                                                 ------------
          TRANSPORTATION & EQUIPMENT (3.3%)
 21,500  *Atlas Air Inc. ......................     1,052,156
 39,500  *Avondale Industries..................     1,145,500
 65,000   Burlington Northern Santa Fe.........     2,193,750
 24,000   CNF Transportation Inc. .............       901,500
 21,000   Trinity Industries...................       808,500
 50,000  *Wisconsin Central Transportations....       859,375
                                                 ------------
                                                    6,960,781
                                                 ------------
          UTILITIES (0.7%)
 15,000   FPL Group Inc. ......................       924,375
 23,500   UGI Corp. ...........................       558,125
                                                 ------------
                                                    1,482,500
                                                 ------------
          TOTAL COMMON STOCKS (67.0%)
           (COST $89,496,896)..................  $143,558,539
                                                 ------------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             AUTOMOTIVE AND RELATED (0.1%)
     8,000   Walbro Capital Trust Conv. ........  $   106,000
                                                  -----------
             BANKING (0.9%)
    46,000   Flagstar Bancorp Inc. .............    1,104,000
    30,000   National Australia Bank Conv.......      836,250
                                                  -----------
                                                    1,940,250
                                                  -----------
             COMPUTERS & RELATED (0.5%)
    16,000   General Datacommunications 9.000%
              (144A)............................      168,000
    15,500   Unisys Corp. Conv. $3.75 Series
              A.................................      910,625
                                                  -----------
                                                    1,078,625
                                                  -----------
             FOOD & RELATED (0.2%)
    20,000   Conagra Capital 9.35% Series C.....      516,250
                                                  -----------
             METALS & MINING (0.2%)
    30,000   Freeport McMoran Copper & Gold
              Series C..........................      446,250
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.6%)
    41,000   Consumer Energy II Conv. ..........    1,050,625
    10,000   Howell Corp. $3.50 Series A
              Conv. ............................      150,000
                                                  -----------
                                                    1,200,625
                                                  -----------
             REAL ESTATE & LEASING (0.2%)
    15,000   Camden Property Tr. Conv. .........      355,313
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             RETAIL (0.4%)
    14,000   Kmart Conv. 7.75%..................  $   811,125
                                                  -----------
             UTILITIES (0.2%)
    20,000   GTE Delaware 8.75% Series B........      521,250
                                                  -----------
             TOTAL PREFERRED STOCKS (3.3%)
              (COST $8,136,934).................  $ 6,975,688
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.6%)
$  775,000   U.S. Treasury Note 6.375%
              07/15/99..........................  $   782,508
   500,000   U.S. Treasury Note 7.875%
              11/15/99..........................      513,594
 2,005,000   U.S. Treasury Note 7.750%
              02/15/01..........................    2,129,059
                                                  -----------
                                                    3,425,161
                                                  -----------
             AEROSPACE (0.2%)
   500,000   AAR Corp. 7.250% 10/15/03..........      521,168
                                                  -----------
             BANKING (0.5%)
 1,000,000   Green Tree Financial CL A 8.700%
              06/15/25..........................    1,095,179
                                                  -----------
             CHEMICALS (0.8%)
 1,750,000   GEON Company 7.500% 12/15/98.......    1,679,673
                                                  -----------
             COMMUNICATIONS (1.0%)
 1,600,000   Comcast Cable Communications 8.375%
              05/01/07..........................    1,854,725
   300,000   Sprint 8.125% 07/15/02.............      327,125
                                                  -----------
                                                    2,181,850
                                                  -----------
             COMPUTERS & RELATED (0.3%)
   700,000   Apple Computer, Inc. 6.500%
              02/15/04..........................      647,500
                                                  -----------
             CONSUMER GOODS (0.9%)
 1,400,000   Owens Corning 7.500% 05/01/05......    1,441,208
   400,000   RJR Nabisco, Inc. 8.750%
              04/15/04..........................      407,009
                                                  -----------
                                                    1,848,217
                                                  -----------
             FINANCIAL SERVICES (0.4%)
 1,000,000   Fertinitro Finance Inc. 8.290%
              04/01/20..........................      876,525
                                                  -----------
             FOOD & RELATED (0.4%)
   740,000   Marsh Supermarkets Inc. 8.875%
              04/01/07..........................      777,000
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.7%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02..........................      754,817
   500,000   Champion International 9.875%
              06/01/00..........................      526,801
   250,000   ITT Rayonier, Inc. 7.500%
              10/15/02..........................      266,371
                                                  -----------
                                                    1,547,989
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.2%)
   250,000   Armstrong World 9.750% 04/15/08....      314,211
                                                  -----------
             INDUSTRIAL SERVICES (0.2%)
   400,000   Medar Sr. Sub. notes 12.950%
              06/30/05..........................      400,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             INSURANCE (0.5%)
$  500,000   Continental Corp. 7.250%
              03/01/03..........................  $   512,405
   600,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      633,132
                                                  -----------
                                                    1,145,537
                                                  -----------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 9.125%
              01/15/04..........................      477,500
                                                  -----------
             MEDICAL & RELATED (1.2%)
   500,000   Bergen Brunswig 7.375% 01/15/03....      531,972
 1,000,000   Centocor Inc. 4.750% 02-15-05......    1,058,750
 1,000,000   Tenet Healthcare Corp. 8.625%
              01/15/07..........................    1,050,000
                                                  -----------
                                                    2,640,722
                                                  -----------
             METALS & MINING (0.2%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      513,210
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.8%)
   400,000   Dekalb Energy 9.875% 07/15/00......      426,066
   350,000   Dresser Industries, Inc. 6.250%
              06/01/00..........................      354,408
   375,000   Marathon Oil 7.00% 06/01/02........      388,569
   600,000   PVD America, Inc. 7.875%
              08/01/03..........................      606,218
   500,000   Petroleos Mexicanos Global 8.850%
              09/15/04..........................      441,250
 1,500,000   R & B Falcon Corp. Series B 6.750%
              04/15/05..........................    1,368,951
   500,000   Union Texas Petroleum 8.250%
              11/15/99..........................      511,794
   500,000   United Refining Company 10.750%
              06/15/07..........................      337,500
 2,000,000   Windsor Petroleum Transport Corp.
              7.840% 01/15/21...................    1,500,000
                                                  -----------
                                                    5,934,756
                                                  -----------
             TRANSPORTATION (0.4%)
   500,000   American President Cos., Ltd.
              7.125% 11/15/03...................      407,793
   400,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      418,748
                                                  -----------
                                                      826,541
                                                  -----------
             RESTAURANTS (0.9%)
 1,900,000   Tricon Global Restaurants 7.450%
              05/15/05..........................    1,960,808
                                                  -----------
             UTILITIES (1.9%)
   400,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      417,355
   700,000   ESI Tractebel 7.990% 12/30/11......      691,118
 1,000,000   Great Lakes Power 9.000%
              08/01/04..........................    1,138,072
   700,000   Niagara Mohawk Power Corp. 7.750%
              10/01/08..........................      769,187
   400,000   Old Dominion Elec. Co. 8.760%
              12/01/22..........................      489,335
   500,000   Texas New Mexico Power Co. 9.250%
              09/15/00..........................      528,166
                                                  -----------
                                                    4,033,233
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (15.3%) (COST $32,562,295)........  $32,846,780
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
--------------------------------------------------------------
              METALS & MINING (0.3%)
$   600,000   INCO, Ltd. 7.750% due 03/15/16....  $    540,000
                                                  ------------
              OIL, ENERGY & NATURAL GAS (0.3%)
    750,000   Offshore Logistics, Inc. 6.000%
               due 12/15/06.....................       648,750
                                                  ------------
              TOTAL CONVERTIBLE DEBENTURES
               (0.6%) (COST $1,383,000).........  $  1,188,750
                                                  ------------
              AUTOMOTIVE & RELATED (4.5%)
$ 5,125,000   General Motors Acceptance Corp.
               5.660% 01/05/99..................  $  5,121,777
  4,468,000   Ford Motor 5.110% 01/11/99........     4,461,658
                                                  ------------
                                                     9,583,435
                                                  ------------
              FINANCE (7.2%)
  4,000,000   American Express Credit Corp.
               5.400% 01/07/99..................     3,996,400
  3,425,000   American General Finance 4.770%
               01/13/99.........................     3,419,554
  3,567,000   G.E. Capital 5.950% 01/04/99......     3,565,231
  4,685,000   Household Finance 6.100%
               01/08/99.........................     4,679,443
                                                  ------------
                                                    15,660,628
                                                  ------------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
--------------------------------------------------------------
              RETAIL (2.4%)
$ 5,090,000   Sears Roebuck Acceptance Corp.
               5.800% 01/06/99..................  $  5,085,900
                                                  ------------
              TOTAL SHORT-TERM NOTES (14.1%)
               (COST $30,329,963)...............  $ 30,329,963
                                                  ------------
              TOTAL HOLDINGS (100.3%)
               (COST $161,909,088)(a)...........  $214,899,720
                                                  ------------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (-0.3%)..............      (479,703)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $214,420,017
                                                  ============

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $168,000 or 0.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $161,909,088)...........  $214,899,720
  Cash in bank.............................         6,739
  Receivable for securities sold...........       525,619
  Receivable for fund shares sold..........        53,516
  Dividends and accrued interest...........       915,313
  Other....................................        12,491
                                             ------------
    Total assets...........................   216,413,398
                                             ------------
Liabilities:
  Payable for securities purchase..........     1,744,590
  Payable for shares redeemed..............       107,459
  Payable for investment management
    services (note 3)......................        94,833
  Other accrued expenses...................        46,499
                                             ------------
    Total liabilities......................     1,993,381
                                             ------------
Net assets at market value.................  $214,420,017
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 10,002,822
  Paid-in capital in excess of par value...   152,102,721
  Accumulated net realized loss on
    investments (note 1)...................      (681,856)
  Net unrealized appreciation on
    investments
    (note 1)...............................    52,990,632
  Undistributed net investment income......         5,698
                                             ------------
Net assets at market value.................  $214,420,017
                                             ============
Shares outstanding (note 4)................    10,002,822
Net asset value per share..................  $      21.44
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $ 4,196,276
  Dividends.................................    2,806,568
                                              -----------
    Total investment income.................    7,002,844
                                              -----------
Expenses:
  Management fees (note 3)..................    1,116,792
  Custodian fees (note 3)...................       41,300
  Directors' fees (note 3)..................        6,952
  Professional fees.........................       30,124
  Accounting and transfer agent fees........      127,077
  Other.....................................       40,188
                                              -----------
    Total expenses..........................    1,362,433
                                              -----------
    Net investment income...................  $ 5,640,411
                                              -----------
Realized and unrealized gain (loss)on
  investments:
  Net realized loss from investments........  $  (681,856)
  Net increase in unrealized appreciation on
    investments.............................    3,546,023
                                              -----------
    Net gain on investments.................    2,864,167
                                              -----------
    Net increase in net assets from
      operations............................  $ 8,504,578
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,
                                                                    1998            1997
                                                                ------------    ------------
From operations:
  Net investment income.....................................    $  5,640,411    $  4,595,611
  Realized gain (loss) on investments.......................        (681,856)      7,723,290
  Unrealized gain on investments............................       3,546,023      15,465,006
                                                                ------------    ------------
      Net increase in net assets from operations............       8,504,578      27,783,907
                                                                ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (5,642,402)     (5,602,347)
  Capital gains distributions...............................         (33,599)     (9,150,428)
                                                                ------------    ------------
         Total dividends and distributions..................      (5,676,001)    (14,752,775)
                                                                ------------    ------------
From capital share transactions (note 4):
  Received from shares sold.................................      30,642,850      35,259,039
  Received from dividends reinvested........................       5,676,001      14,752,775
  Paid for shares redeemed..................................     (18,442,457)    (14,795,590)
                                                                ------------    ------------
         Increase in net assets derived from capital share
         transactions.......................................      17,876,394      35,216,224
                                                                ------------    ------------
         Increase in net assets.............................      20,704,971      48,247,356
Net Assets:
  Beginning of period.......................................     193,715,046     145,467,690
                                                                ------------    ------------
  End of period (a).........................................    $214,420,017    $193,715,046
                                                                ============    ============
(a) Includes undistributed net investment income of.........    $      5,698    $      7,689
                                                                ============    ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $21.06     $19.40     $17.60     $14.76     $15.38
Income (loss) from investment operations:
  Net investment income.....................................    0.58       0.56       0.53       0.58       0.55
  Net realized and unrealized gain (loss) on investments....    0.38       2.87       2.10       2.72      (0.63)
                                                              ------     ------     ------     ------     ------
         Total income (loss) from investment operations.....    0.96       3.43       2.63       3.30      (0.08)
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................   (0.58)     (0.69)     (0.52)     (0.46)     (0.54)
  Distributions from net realized capital gains.............    0.00      (1.08)     (0.31)      0.00       0.00
                                                              ------     ------     ------     ------     ------
         Total distributions................................   (0.58)     (1.77)     (0.83)     (0.46)     (0.54)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $21.44     $21.06     $19.40     $17.60     $14.76
                                                              ======     ======     ======     ======     ======
Total return................................................    4.53%     18.15%     15.54%     22.75%      0.53%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.65%      0.71%      0.76%      0.75%      0.62%
  Ratio of net investment income to average net assets......    2.71%      2.69%      2.89%      3.56%      3.67%
Portfolio turnover rate.....................................      18%        18%        12%        10%         7%
Net assets at end of period (millions)......................  $214.4     $193.7     $145.5     $109.6     $ 85.0

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

INTERNATIONAL PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign Companies.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                      3.88%
Three-year                                    6.69%
Five-year                                     8.03%
Since inception (5/3/93)                     11.36%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Despite continued concerns over the impact of the Asian crisis on global economies, European indices surged ahead until mid-July. At that time, Russia devalued its currency and defaulted on its Ruble denominated obligations, the outlook in Latin American markets worsened as Brazil became an area of increased worries, and a large U.S. hedge fund collapsed in September. Within a few weeks, mature markets lost 20 to 30% while emerging markets were once again decimated.

In Asia, Japanese equities weakened farther as additional evidence of deteriorating economic conditions and slow progress made toward the implementation of long-awaited banking reforms. Global market developments placed other Asian markets under pressure. Meanwhile, in Latin America, the possibility of additional currency devaluations continued to weigh on local stock markets.

In such an environment, small capitalization stocks fared even worse than large capitalization stocks and suffered steep losses. Smaller stocks account for the large majority of the Fund's holdings: while world markets stabilized later in the year. Blue chips gained and reversed most of their losses, many of the small issues did not recover. The performance of the Funds was therefore negatively impacted by those developments.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 INTERNATIONAL HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Secom Co., LTD                           2.6
 2.  Bank for International
     Settlements                              2.2
 3.  Queensland Treasury 8.00%
     09/14/07                                 2.2
 4.  Sagem ADP                                2.0
 5.  Fuji Photo Film-ORD                      1.9
 6.  Buderus AGLegrand ADP                    1.9
 7.  Shimano Inc                              1.8
 8.  Kuehne & Nagel Intl AG                   1.8
 9.  Ito Yakado Co                            1.7
10.  Toho Co                                  1.6

 TOP 5 COUNTRIES/REGIONS AS OF DECEMBER 31, 1998

                                     % of Net Assets
Japan                                      21.4
France                                     11.5
Switzerland                                 9.4
Germany                                     6.5
New Zealand                                 4.7

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             JAPAN (21.4%)
   325,000   Aida Engineering Ltd (19).........  $  1,162,811
    25,000   Benesse Corp (29).................     1,346,111
    85,000   Chofu Seisakusho (9)..............       943,820
   500,000   Dai-Tokyo Fire Marine Ins Co Ltd
              (18).............................     1,762,503
   350,000   Dowa Fire & Marine Ins Co Ltd
              (18).............................     1,295,439
    75,000   Fuji Photo Film Co Ltd (9)........     2,775,942
    15,000   Hitachi Ltd ADR (11)..............       906,562
   425,000   Iino Kaiun Kaisha (32)............       711,610
    35,000   Ito-Yokado Co Ltd (28)............     2,436,660
   300,000   Koa Fire & Marine Ins Co Ltd
              (18).............................       927,958
   375,000   Nichido Fire & Marine Ins Co Ltd
              (18).............................     1,834,104
   425,000   Nisshinbo Industries Inc (31).....     1,475,655
   150,000   Nittetsu Mining Co Ltd (22).......       387,310
    50,000   Nitto Kohki Co Ltd (5)............       409,782
    45,000   Secom Co Ltd (29).................     3,711,831
   100,000   Shimano Inc (9)...................     2,568,848
    35,000   Shiseido Company (9)..............       447,852
   175,000   Shoei Co (31).....................       852,831
   175,570   Sotoh Co (31).....................       928,328
   166,000   Tachi-S Co Ltd (2)................       626,111
    16,500   Toho Co. (20).....................     2,250,892
    35,000   Yomeishu Seizo Co Ltd (13)........       222,383
                                                 ------------
                                                   29,985,343
                                                 ------------
             FRANCE (11.5%)
    12,000   CGDE Michelin 'B' (34)............       479,807
     3,000   Carbone Lorraine (10).............       142,225
     8,130   Crometal (5)......................       510,511
     4,450   Didot-Bottin (25).................       644,841
     8,500   Elf Aquitaine (12)................       982,334
    20,000   Emin Leydier (24).................       865,870
     2,500   Eurafrance (35)...................     1,737,556
    10,000   Gaumont SA (20)...................       679,816
    10,000   Legrand ADP (10)..................     1,592,200
     6,500   NSC Groupe (19)...................       802,361
     2,000   Promodes C.I. (28)................       894,494
     7,000   Sagem (11)........................     2,880,272
     2,000   Sucriere de Pithiviers-le-Vieil
              (1)..............................       966,054
     3,500  *Taittinger (13)...................     2,078,805
     3,500   Vivendi (33)......................       907,912
                                                 ------------
                                                   16,165,058
                                                 ------------
             SWITZERLAND (9.4%)
       485   Bank of Intl. Settlements (3).....     3,088,610
     6,500   Edipresse SA Bearer (25)..........     1,868,632
     3,000   Kuehne & Nagel Intl AG (32).......     2,510,917
       250   Lindt & Sprungli AG PC (13).......       655,022
       500  *Nestle SA (9).....................     1,088,064
     6,500   Sika Finanz AG Bearer (7).........     1,949,054
     5,500   Societe Generale d'Affichage
              (20).............................     2,025,473
                                                 ------------
                                                   13,185,772
                                                 ------------

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             GERMANY (6.5%)
     2,000   Axel Springer Verlag AG (25)......  $  1,681,732
    18,000   Bayer AG (7)......................       756,239
    12,000  *Bertelsmann AG D.R.C. (25)........     1,618,067
     7,500   Buderus AG (5)....................     2,770,353
    65,000   Gerresheimer Glas AG (9)..........       956,485
     3,000   Suedzucker AG (13)................     1,360,401
                                                 ------------
                                                    9,143,277
                                                 ------------
             NEW ZEALAND (4.7%)
 2,000,549   Carter Holt Harvey Ltd (14).......     1,789,571
 1,000,000   Evergreen Forests Ltd (14)........       236,790
   150,000   Independent Newpaper Ltd (25).....       592,764
   500,000  *Independent Press Comm. (25)......     1,973,250
 2,750,000   Shortland Properties Ltd (27).....       969,523
 2,550,000   Tasman Agriculture Ltd (1)........     1,073,448
                                                 ------------
                                                    6,635,346
                                                 ------------
             SINGAPORE (2.9%)
 1,000,000   Clipsal Industries Ltd. (10)......     1,000,000
 1,000,000   Del Gro Corp. (34)................     1,296,184
   500,000   Intraco Ltd. (34).................       172,623
 1,000,000   Thakral Corp (34).................       511,811
   700,000   Times Publishing Ltd. (25)........     1,093,882
                                                 ------------
                                                    4,074,500
                                                 ------------
             HONG KONG (2.6%)
 7,666,107   CDL Hotels Intl Ltd (16)..........     1,969,094
 2,650,000   Shaw Brothers Ltd (20)............     1,145,853
 1,000,000   South China Morning Post Hdgs
              Corp. (25).......................       513,069
                                                 ------------
                                                    3,628,016
                                                 ------------
             LATIN AMERICA (2.3%)
   500,000  *Antofagasta Holdings plc (34).....     1,471,697
    70,000   Banco Latinoamericano 'Bladex'
              (3)..............................     1,163,750
   681,944   Ledesma SA (1)....................       430,027
    99,999   Siderca SAIC (12).................       114,104
                                                 ------------
                                                    3,179,578
                                                 ------------
             UNITED KINGDOM (2.2%)
   650,000   Lonrho Africa plc (34)............       598,214
   225,000   Lonrho plc (34)...................     1,193,940
   367,500   McBride plc (9)...................       609,407
   525,000   Royal Doulton plc (9).............       687,759
                                                 ------------
                                                    3,089,320
                                                 ------------
             CANADA (2.0%)
    10,000   Canadian Hunter Explr. (12).......        65,317
    50,000   Canadian Pacific Ltd (32).........       943,750
    40,000   Franco-Nevada Mining Corp (21)....       766,819
   125,000   Legacy Hotels Real Estate (27)....       522,534
    17,440   Nexfor Inc (24)...................        68,917
    40,000   Noranda Inc (21)..................       398,432
                                                 ------------
                                                    2,765,769
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             SOUTH KOREA (1.8%)
    10,000   Dong AH Tires (34)................  $    399,834
     7,000   Daeduck (11)......................       407,315
    55,000  *Fursys Inc (9)....................     1,316,708
     5,000   Nam Yang Dairy Product (13).......       332,502
                                                 ------------
                                                    2,456,359
                                                 ------------
             NETHERLANDS (1.7%)
    37,500   Apothekers Cooperatie OPG (17)....     1,075,247
    55,000   European City Estates NV (27).....       684,647
     8,500   Philips Electronics NV ADR (11)...       575,344
                                                 ------------
                                                    2,335,238
                                                 ------------
             MEXICO (1.1%)
 1,000,000   Grupo Fernandez Editores de (25)..        79,253
   500,000   Industrias Penoles de (21)........     1,514,387
                                                 ------------
                                                    1,593,640
                                                 ------------
             SWEDEN (1.1%)
    45,000   Bylock & Nordsjofrakt AB 'B'
              (32).............................        90,833
    55,000   Gorthon Lines 'B' (32)............       230,161
    10,000   Investor AB Class B (35)..........       450,475
    81,300   IRO AB (34).......................       820,530
                                                 ------------
                                                    1,591,999
                                                 ------------
             DENMARK (1.1%)
    20,000   Carlsberg Intl A/S CL B (13)......     1,156,460
     3,000   Kobenhavns Lufthavne (32).........       372,393
                                                 ------------
                                                    1,528,853
                                                 ------------
             BELGIUM (1.0%)
     4,500   Deceuninck Plastics Ind. SA (4)...     1,461,400
                                                 ------------
             NORWAY (0.8%)
    75,000   Schibsted AS (25).................       947,562
    25,000   Smedvig ASA-A (12)................       210,569
                                                 ------------
                                                    1,158,131
                                                 ------------
             SPAIN (0.8%)
     2,500   Corporacion Financiera Alba SA
              (34).............................       417,445
   100,000   Energia e Ind. Aragonesas SA
              (34).............................       679,889
                                                 ------------
                                                    1,097,334
                                                 ------------
             THAILAND (0.5%)
   100,000   Oriental Hotel (16)...............       510,316
   350,000   *United Broadcasting Corp (20)....       166,093
                                                 ------------
                                                      676,409
                                                 ------------
             PORTUGAL (0.4%)
    15,000   Espirito Santo Finance (3)........       293,437
    20,000   Companhia de Celulose do Cairna
              (1)..............................       242,779
                                                 ------------
                                                      536,216
                                                 ------------
             ITALY (0.3%)
   500,000   Montedison Savings Spa (34).......       499,490
                                                 ------------
             FINLAND (0.3%)
     6,000   Vaisala Oy A (11).................       494,219
                                                 ------------

                                                    MARKET
  SHARES     COMMON STOCK                           VALUE
-------------------------------------------------------------
             TURKEY (0.2%)
    20,000   USAS UCAK Servisi (29)............  $    285,352
                                                 ------------
             AUSTRALIA (0.1%)
   200,000   Spotless Services Ltd (29)........       136,976
                                                 ------------
             MISCELLANEOUS (1.1%)
    55,000   North European Oil Royalty Tr.
              (12).............................       752,813
    50,000   Minorco ADR (34)..................       759,375
                                                 ------------
                                                    1,512,188
                                                 ------------
             TOTAL COMMON STOCK (77.8%)
              (COST $115,864,140)..............  $109,215,783
                                                 ------------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             INDONESIA (1.1%)
    30,500   Freeport McMoRan Pfd. 'B' (22).....  $   453,687
    40,000   Freeport McMoRan Pfd. 'C' (22).....      490,000
    50,000   Freeport McMoRan Pfd. 'D' (22).....      587,500
                                                  -----------
                                                    1,531,187
                                                  -----------
             GERMANY (0.9%)
    20,500   Hornbach Holdings AG (28)..........    1,225,112
                                                  -----------
             TOTAL PREFERRED STOCK (2.0%)
              (COST $4,443,618).................  $ 2,756,299
                                                  -----------

                                                    MARKET
  AMOUNT     CONVERTIBLE DEBENTURES                  VALUE
-------------------------------------------------------------
             U.S. DOLLAR (1.7%)
$1,000,000   PT Inti Indorayon Utama 7.00% due
              05/02/06 (24).....................  $   190,000
   500,000   Danka Business 6.75% due 04/01/02
              (5)...............................      170,000
   350,000   Medya International Ltd. 10.00% due
              06/28/01 (20).....................      236,250
 1,750,000   Scandinavian Broadcasting 7.25% due
              08/01/05 (20).....................    1,835,313
                                                  -----------
                                                    2,431,563
                                                  -----------
             NON U.S. DOLLAR (2.1%)
     1,527   FF Gaumont SA 3.750% due 01/01/03
              (20)..............................      142,053
    25,000   FF Immobiliere Hoteliere 5.000% due
              01/01/01 (16).....................      827,184
   450,000   GBP Berisford plc 5.000% due
              01/31/15 (9)......................      598,835
   250,000   GBP BAA plc 5.750% due 03/29/06
              (32)..............................      542,047
   500,000   GBP Lonmin Finance Public Co. 6.00%
              due 02/27/04 (3)..................      715,120
   320,000   NZ Shortland Properties Inc. 7.50%
              due 12/31/98 (27).................      112,817
                                                  -----------
                                                    2,938,056
                                                  -----------
             TOTAL CONVERTIBLE SUBORDINATED
              DEBENTURES (3.8%)
              (COST $5,770,436).................  $ 5,369,619
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT     NON-CONVERTIBLE BONDS                   VALUE
-------------------------------------------------------------
             U.S. DOLLAR (1.9%)
$1,500,000   Bangkok Public Co. 8.375% due
              01/15/27 (1)......................  $   915,000
 1,250,000   Federal Republic Of Brazil 6.125%
              due 04/15/24 (15).................      746,875
   500,000   United Mexican States 'A' 6.115%
              due 12/31/19 (15).................      408,125
   500,000   United Mexican States 'B' 6.038%
              12/31/19 (15).....................      408,125
   250,000   United Mexican States 'C' 6.200%
              12/31/19 (15).....................      204,063
                                                  -----------
                                                  $ 2,682,188
                                                  -----------
             NON-U.S. DOLLAR (4.1%)
 4,250,000   AU Queensland Treasury 8.00% due
              09/14/07 (11).....................  $ 3,075,015
   350,000   DE Carlberg Finance 7.00% due
              02/26/13 (15).....................      619,564
 1,000,000   NZ Republic of New Zealand 10.00%
              due 03/15/02 (15).................      597,930
 2,500,000   NZ Trans Power Finance Ltd. 8.00%
              due 03/15/02 (15).................    1,390,696
                                                  -----------
                                                    5,683,205
                                                  -----------
             TOTAL NON-CONVERTIBLE BONDS (6.0%)
              (COST $8,424,991).................  $ 8,365,393
                                                  -----------

   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                       VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT (3.2%)
$4,507,000   Emerson Electric Inc. 5.320%
              01/13/99.........................  $  4,499,007
                                                 ------------
             FINANCE (8.5%)
 6,073,000   American Express 5.700%
              01/04/99.........................     6,070,115
 5,876,000   Prudential Fundind Corp 4.000%
              01/06/99.........................     5,872,736
                                                 ------------
                                                   11,942,851
                                                 ------------
             TOTAL SHORT-TERM NOTES (11.7%)
              (COST $16,411,858)...............  $ 16,441,858
                                                 ------------
             TOTAL HOLDINGS (101.3%)
              (COST $150,945,043) (a)..........  $142,148,952
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (-1.3%)..............    (1,834,320)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $140,314,632
                                                 ============

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

FOREIGN CURRENCIES
NZ -- New Zealand Dollar
FF -- French Franc
GBP -- British Pound
AU -- Australian Dollar
DE -- Denmark Dollar

INDUSTRY CLASSIFICATIONS

(1)  Agriculture
(2)  Automotive
(3)  Banking
(4)  Building Products
(5)  Capital Goods
(6)  Cement
(7)  Chemicals
(8)  Computer Products
(9)  Consumer Products
(10) Electrical Products
(11) Electronics
(12) Energy and Oil
(13) Food & Beverage
(14) Forest Products
(15) Governmental
(16) Hotels
(17) Health Care
(18) Insurance
(19) Machinery
(20) Media
(21) Metal (non-ferrous)
(22) Mining
(23) Packaging
(24) Paper
(25) Publishing
(26) Rail Equipment
(27) Real Estate
(28) Retailing
(29) Services
(30) Steel
(31) Textile
(32) Transportation
(33) Utilities
(34) Miscellaneous
(35) Investment Companies

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $150,945,043)...........  $142,148,952
  Unrealized gain on forward currency
    contracts (note 5).....................       121,710
  Receivable for fund shares sold..........        27,033
  Dividends and accrued interest
    receivable.............................       662,350
  Other....................................         1,300
                                             ------------
    Total assets...........................   142,961,345
                                             ------------
Liabilities:
  Payable for securities purchased.........       461,966
  Unrealized loss on forward currency
    contracts (note 5).....................     1,787,428
  Payable for shares redeemed..............       235,113
  Payable for investment management
    services (note 3)......................       106,322
  Other accrued expenses...................        55,884
                                             ------------
    Total liabilities......................     2,646,713
                                             ------------
Net assets at market value.................  $140,314,632
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 10,908,860
  Paid-in capital in excess of par value...   140,053,122
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................    (8,796,091)
    Foreign currency related
      transactions.........................        14,770
    Forward currency contracts (note 5)....    (1,665,718)
  Accumulated net realized loss on
    investments and foreign currency
    related transactions (note 1)..........      (200,311)
                                             ------------
Net assets at market value.................  $140,314,632
                                             ============
Shares outstanding (note 4)................    10,908,860
Net asset value per share..................  $      12.86
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest (net of $22,667 foreign taxes
    withheld)...............................  $ 2,423,603
  Dividends (net of $262,576 foreign taxes
    withheld)...............................    2,773,386
                                              -----------
    Total investment income.................    5,196,989
                                              -----------
Expenses:
  Management fees (note 3)..................    1,346,274
  Accounting, custody, and transfer agent
    fees (note 3)...........................      338,677
  Directors' fees (note 3)..................        5,561
  Professional fees.........................       21,518
  Printing, proxy, and postage fees.........       24,408
  Other.....................................       10,808
                                              -----------
    Total expenses..........................    1,747,246
                                              -----------
    Net investment income...................  $ 3,449,743
                                              -----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain from:
    Investments.............................  $ 5,767,926
    Forward currency related transactions...    2,045,021
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments...........................     (794,535)
      Foreign currency related
         transactions.......................   (4,223,969)
                                              -----------
      Net gain on investments...............    2,794,443
                                              -----------
      Net increase in net assets from
         operations.........................  $ 6,244,186
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $  3,449,743   $  2,843,376
  Realized gain on investments and foreign currency
    transactions............................................     7,812,947     17,258,280
  Unrealized loss on investments and foreign currency
    transactions............................................    (5,018,504)   (17,805,953)
                                                              ------------   ------------
      Net increase in net assets from operations............     6,244,186      2,295,703
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................    (3,450,422)    (3,725,344)
  Capital gains and foreign currency related transaction
    distributions...........................................    (8,013,258)   (21,388,818)
  Distributions in excess of capital gains and foreign
    currency related transactions...........................       (74,797)             0
                                                              ------------   ------------
      Total dividends and distributions.....................   (11,538,477)   (25,114,162)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    11,643,429     37,696,255
  Received from dividends reinvested........................    11,538,477     25,114,162
  Paid for shares redeemed..................................   (33,603,085)   (21,251,055)
                                                              ------------   ------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................   (10,421,179)    41,559,362
                                                              ------------   ------------
      Increase (decrease) in net assets.....................   (15,715,470)    18,740,903
Net Assets:
  Beginning of period.......................................   156,030,102    137,289,199
                                                              ------------   ------------
  End of period (a).........................................  $140,314,632   $156,030,102
                                                              ============   ============
(a) Includes undistributed net investment income of.........  $          0   $        679
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               1998         1997       1996       1995       1994
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning..................................  $13.39       $15.49     $14.38     $13.30     $12.48
Income from investment operations:
  Net investment income.....................................    0.32         0.28       0.25       0.31       0.16
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................    0.24         0.08       1.76       1.28       0.84
                                                              ------       ------     ------     ------     ------
    Total income from investment operations.................    0.55         0.36       2.01       1.59       1.00
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment.............................   (0.32)       (0.37)     (0.25)     (0.28)     (0.12)
  Distributions from net realized capital gains and foreign
    currency related transaction............................   (0.75)       (2.09)     (0.65)     (0.23)     (0.06)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................   (0.01)        0.00       0.00       0.00       0.00
                                                              ------       ------     ------     ------     ------
    Total distributions.....................................   (1.08)       (2.46)     (0.90)     (0.51)     (0.18)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period..............................  $12.86       $13.39     $15.49     $14.38     $13.30
                                                              ======       ======     ======     ======     ======
Total return................................................    3.88%        2.11%     14.48%     12.10%      8.07%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.17%        1.22%      1.15%      1.12%      1.05%
  Ratio of net investment income to average net assets......    2.31%        1.82%      1.64%      2.29%      1.23%
Portfolio turnover rate.....................................      22%          24%        14%         7%        16%
Net assets at end of period (millions)......................  $140.3       $156.0     $137.3     $ 90.6     $ 62.9

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                      5.91%
Three-year                                   12.19%
Since inception (4/30/94)                    13.55%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The first six months of 1998 was a period of surging stock market gains -- not the kind of environment in which this conservative portfolio outperforms. While the portfolio participated in the market's advance, its asset allocation and value approach to security selection meant that it had much less exposure than many large-cap stock funds to the classic types of stocks that were leading the market, primarily blue chip growth companies. When the bull market turned bearish in the summer of 1998, the portfolio's defensive stance served shareholders well. During the quarter ended September 30, for example, the portfolio held up significantly better than the broad market. When the S&P 500 fell almost 15% in August, the portfolio was down less than 5%.

As of this writing the stock market has roared back, recovering lost ground in record time. As a result, stock valuations seem high to us, just as they appeared last summer before the steep sell-off. The difference is that all signs now seem to point to a definite slowing in the economy next year; demand for US production is dropping, and corporate pricing power is under pressure around the world, hurting profits. On the positive side, low interest rates could provide some cushion for consumer spending. Nevertheless, the stock market has traditionally followed profit trends, which suggest another correction could be in the offing. If this occurs, the Capital Appreciation portfolio should weather the storm better than the overall market. Our investment approach will remain the same regardless of what unfolds. We seek to provide attractive total returns over time for investors who prefer not to be exposed to the full blast of stock market volatility.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 LONG TERM HOLDINGS AS OF DECEMBER 31, 1998

                                       % OF NET ASSETS
                                       ---------------
 1.  Loews Corp                              4.4
 2.  Amerada Hess Corp                       4.0
 3.  Tennessee Valley Authority
     5.88% 04/01/36                          3.0
 4.  Washington Post CL B                    2.9
 5.  Niagra Mohawk Power Co                  2.6
 6.  FirstEnergy Corp                        2.3
 7.  Times Mirror CV LYON Zero
     Coupon 04/14/17                         2.2
 8.  Rouse Co Ser B Pfd CV                   2.2
 9.  Tennessee Valley Authority
     6.235% 07/15/45                         2.0
10.  US Treasury Notes 5.875%
     02/15/00                                1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Media and Publishing                       10.5
Oil, Energy, and Natural Gas                9.4
Utilities                                   8.4
Municipal                                   6.2
Insurance                                   5.4

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             CHEMICALS (2.4%)
    26,200   Great Lakes Chemical Corp. ........  $ 1,048,000
    56,500  *Octel Corp. .......................      783,937
                                                  -----------
                                                    1,831,937
                                                  -----------
             CONSUMER PRODUCTS (2.7%)
     1,100  *Nine West Group Inc. ..............       17,119
    25,500   Philip Morris Cos., Inc. ..........    1,364,250
    16,000   Polaroid Corp. ....................      299,000
    24,000  *Reebok International...............      357,000
                                                  -----------
                                                    2,037,369
                                                  -----------
             DRUGS (0.2%)
     2,400   Schering-Plough Corp. .............      132,600
                                                  -----------
             DURABLE GOODS (0.0%)
     3,000   A T Cross Co. .....................       16,125
                                                  -----------
             ELECTRICAL EQUIPMENT (2.4%)
     5,000   Exide Corp. .......................       81,250
    55,000   Firstenergy Corp. .................    1,790,937
                                                  -----------
                                                    1,872,187
                                                  -----------
             ENTERTAINMENT & LEISURE (0.6%)
    38,500  *Circus Circus Enterprise...........      440,343
                                                  -----------
             FINANCE (1.9%)
     4,800   Fund American Enterprise...........      672,300
    24,000   Leucadia National Corp. ...........      756,000
                                                  -----------
                                                    1,428,300
                                                  -----------
             FOOD & RELATED (0.6%)
    13,000   McCormick & Co. Inc. ..............      439,563
                                                  -----------
             FORESTRY & PAPER PRODUCTS (3.5%)
    91,000   Domtar Inc. .......................      534,625
     6,500   Georgia-Pacific Timber.............      154,781
    21,000   Johns-Manville Corp. ..............      345,188
   120,500   MacMillan Bloedel..................    1,205,000
     9,000   Weyerhaeuser Co. ..................      457,312
                                                  -----------
                                                    2,696,906
                                                  -----------
             INDUSTRIAL SERVICES (0.9%)
    16,000   Corning Inc. ......................      720,000
                                                  -----------
             INSURANCE (5.4%)
     4,000   Aetna Inc. ........................      314,500
    34,000   Loews Corp. .......................    3,340,500
     6,500   Unitrin, Inc. .....................      466,375
                                                  -----------
                                                    4,121,375
                                                  -----------
             MEDIA & PUBLISHING (7.7%)
    29,000   Chris-Craft Ind., Inc. ............    1,397,437
    11,000   Meredith Corp. ....................      416,625
    40,500   New York Times Co. CL A............    1,404,844
     6,500   Readers Digest CL A................      163,719
     9,300   Readers Digest CL B................      224,362
     3,900   Washington Post CL B...............    2,253,956
                                                  -----------
                                                    5,860,943
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             METALS & MINING (2.2%)
    64,800   Homestake Mining Co. ..............  $   595,350
    59,000   Newmont Mining Corp. ..............    1,065,688
                                                  -----------
                                                    1,661,038
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.5%)
    62,000   Amerada Hess Corp. ................    3,084,500
     8,000   Atlantic Richfield Co. ............      522,000
     4,800   Kerr McGee.........................      183,600
    61,000   Mitchell Energy/Development CL B...      709,125
     1,500   Mitchell Energy/Development CL A...       17,156
    27,500   Murphy Oil Corp. ..................    1,134,375
    19,600  *Oryx Energy Co. ...................      263,375
    20,250   Texaco, Inc. ......................    1,070,719
    10,500   Unocal Corp. ......................      306,469
                                                  -----------
                                                    7,291,319
                                                  -----------
             RETAIL (1.6%)
     7,500   JC Penney Co. .....................      351,563
   188,000  *Petrie Stores -- Liq. Trust
              Unit..............................      387,750
    27,000  *Toys R' Us.........................      455,625
                                                  -----------
                                                    1,194,938
                                                  -----------
             TRANSPORTATION (0.5%)
    25,500   Overseas Shipholding Inc. .........      409,594
                                                  -----------
             UTILITIES (4.8%)
    32,000   Kansas City Power & Light Co. .....      948,000
     4,000   Nevada Power Co. ..................      104,000
   123,000   *Niagara Mohawk Power..............    1,983,375
    17,400   Unicom Corp. ......................      670,988
                                                  -----------
                                                    3,706,363
                                                  -----------
             TOTAL U.S. COMMON STOCK (46.9%)
              (COST $33,276,101)................  $35,860,900
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (0.6%)
             TRANSPORTATION & EQUIPMENT
    25,000   Canadian Pacific Ltd. .............  $   471,875
                                                  -----------
             UNITED KINGDOM (2.7%)
             BUSINESS SERVICES (0.1%)
    42,000   Lonrho Africa plc..................       39,014
                                                  -----------
             CHEMICALS (1.3%)
    15,500   English China Clays Plc............       41,907
     9,500   Hanson Trust plc ADR...............      370,500
    17,000   Imperial Chemical Industries.......      593,938
                                                  -----------
                                                    1,006,345
                                                  -----------
             INDUSTRIAL SERVICES (0.1%)
    15,438   BTR plc Ord. 30.769 Par............       31,752
                                                  -----------
             MEDICAL & RELATED (0.8%)
   214,000   Smith & Nephew.....................      663,785
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             METALS & MINING (0.4%)
    60,000   Lonrho plc.........................  $   327,426
                                                  -----------
             TOTAL UNITED KINGDOM...............    2,068,322
                                                  -----------
             SWITZERLAND (0.2%)
             BANKING
        20   Bank for International
              Settlements.......................  $   126,942
                                                  -----------
             TOTAL FOREIGN STOCK (3.5%)
              (COST $2,661,994).................  $ 2,667,139
                                                  -----------
             TOTAL COMMON STOCK (50.4%)
              (COST $35,938,094)................  $38,528,039
                                                  ===========

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             BUSINESS SERVICES (0.4%)
     5,600   Sealed Air $2 Conv. Series A         $   290,500
                                                  -----------
             FINANCE (0.5%)
     7,000   Kemper Co. 5.75% Series E (144A)...      366,625
     2,800   Reckson Assoc. 7.625% Conv.........       59,150
                                                  -----------
                                                      425,775
                                                  -----------
             INDUSTRIAL SERVICES (0.1%)
     1,000   Unocal Corp. 6.25% Conv............       48,625
                                                  -----------
             REAL ESTATE (2.2%)
    39,000   Rouse Co. $3 Series B Conv.........    1,691,625
                                                  -----------
             TRANSPORTATION (1.3%)
    21,500   Union Pacific Capital Trust 6.25%
              Conv. (144A)......................      997,625
                                                  -----------
             UTILITIES (1.3%)
     4,940   Cleveland Electric adj. rate Ser.
              L.................................      495,235
       265   Cleveland Electric 9.% Ser. S......      282,225
     2,632   Entergy Gulf Series B..............      132,258
       971   Niagara Mohawk Power Ser. B........       24,457
     3,200   Niagara Mohawk Power Ser. C........       80,200
                                                  -----------
                                                    1,014,375
                                                  -----------
             TOTAL PREFERRED STOCK (5.8%)
              (COST $4,338,970).................  $ 4,468,525
                                                  -----------

   FACE                                             MARKET
  AMOUNT          US CONVERTIBLE DEBENTURES          VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (0.7%)
$  375,000   The Pep Boys MM&J Lyons, zero
              coupon contracts due 09/20/11.....  $   196,406
   375,000   The Pep Boys MM & J 4.000% due
              09/01/99..........................      369,375
                                                  -----------
                                                      565,781
                                                  -----------
             CONSUMER PRODUCTS (0.4%)
   420,000   Nine West Group Inc. 5.50% due
              07/15/03..........................      331,275
                                                  -----------

   FACE                                             MARKET
  AMOUNT          US CONVERTIBLE DEBENTURES          VALUE
-------------------------------------------------------------
             DRUGS (0.2%)
$  200,000   McKesson Corp. 4.500% due
              03/01/04..........................  $   187,145
                                                  -----------
             ELECTRICAL EQUIPMENT (1.1%)
   180,000   Exide Corp. (144A) 2.900% due
              12/15/05..........................      106,425
   300,000   Motorola Inc. zero coupon contract
              due 09/27/13......................      225,000
   565,000   National Semiconductor 6.500% due
              10/01/02..........................      498,613
                                                  -----------
                                                      830,038
                                                  -----------
             ENTERTAINMENT & LEISURE (0.1%)
    50,000   Ogden Corp. Euro 5.750% due
              10/20/02..........................       48,981
                                                  -----------
             HOTEL/LODGING (1.4%)
   610,000   Hilton Hotels 5.000% due
              05/15/06..........................      552,812
   740,000   Marriott Intl., zero coupon
              contracts due 03/25/11............      481,000
                                                  -----------
                                                    1,033,812
                                                  -----------
             INDUSTRIAL SERVICES (0.6%)
   890,000   Roche Holdings (144A) zero coupon
              contracts due 05/06/12............      475,598
                                                  -----------
             INSURANCE SERVICES (1.2%)
 1,100,000   Loews Corp. 3.125% 09/15/07........      880,000
                                                  -----------
             MEDIA & PUBLISHING (2.9%)
   125,000   Clear Channel Communications 2.625%
              due 04/01/03......................      133,906
   355,000   News America Hldgs, zero coupons
              contracts due 03/11/13............      205,456
   150,000   Thomas Nelson CL B (144A) 5.750%
              due 11/30/99......................      151,500
 3,775,000   Times Mirror, zero coupon contracts
              due 04/15/17......................    1,722,344
                                                  -----------
                                                    2,213,206
                                                  -----------
             MEDICAL & RELATED (2.0%)
   165,000   Centocor Inc. 4.750% due
              02/15/05..........................      174,694
 1,075,000   Chiron Corp. 1.900% due 11/17/00...    1,097,844
   475,000   Phycor Inc. 4.500% due 02/15/03....      287,375
                                                  -----------
                                                    1,559,913
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.1%)
    50,000   Oryx Energy Co. 7.500% due
              05/15/14..........................       49,250
                                                  -----------
             REAL ESTATE & LEASING (0.8%)
   620,000   Rouse Co. 5.750% due 07/23/02......      631,682
                                                  -----------
             METALS & MINING (3.5%)
 1,260,000   Homestake Mining (144A) 5.500% due
              06/23/00..........................    1,209,750
   300,000   Inco Ltd. 7.750% due 03/15/16......      270,000
 1,350,000   Inco Ltd. 5.750% due 07/01/04......    1,171,125
                                                  -----------
                                                    2,650,875
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT          US CONVERTIBLE DEBENTURES          VALUE
-------------------------------------------------------------
             UTILITIES (2.3%)
$  500,000   Potomac Electricity & Power Co.
              5.000% due 09/01/02...............  $   485,625
 3,160,000   US Cellular Lyons, zero coupon
              contracts due 06/15/15............    1,299,550
                                                  -----------
                                                    1,785,175
                                                  -----------
             TOTAL US CONVERTIBLE DEBENTURES
              (17.3%) (COST $12,982,917)........  $13,242,731
                                                  -----------

   FACE                                             MARKET
  AMOUNT       FOREIGN CONVERTIBLE DEBENTURES        VALUE
-------------------------------------------------------------
             CANADA (0.7%)
             FORESTRY & PAPER PRODUCTS
$  200,000   Weston Ltd. George 3.000% due
              06/30/23..........................  $   122,566
                                                  -----------
             METALS & MINING
   700,000   Teck Corp. 3.750% due 07/15/06.....      456,750
                                                  -----------
             TOTAL CANADA.......................      579,316
                                                  -----------
             FRANCE (1.2%)
             COMMUNICATIONS
   820,000   France Telecommunications 2.000%
              due 01/01/04......................      887,650
                                                  -----------
             NETHERLANDS (0.1%)
             INDUSTRIAL SERVICES
    68,000   Nedlloyd 4.250% due 03/15/01.......       39,082
                                                  -----------
             UNITED KINGDOM (1.3%)
             FINANCIAL SERVICES
   590,000   Lonmin Finance Public Ltd. 6.000%
              due 02/27/04......................      845,294
                                                  -----------
             MISCELLANEOUS
    80,000   Peninsula & Orient 7.250% due
              05/19/03..........................      146,629
                                                  -----------
             TOTAL UNITED KINGDOM...............      991,923
                                                  -----------
             TOTAL FOREIGN CONVERTIBLE
              DEBENTURES (3.3%) (COST
              $2,414,860).......................  $ 2,497,971
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES
              (20.6%)
              (COST $2,414,860).................  $15,740,702
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (5.3%)
$  400,000   FNMA 6.375% 01/16/02...............  $   414,516
   100,000   FNMA 5.370% 02/07/01...............      100,797
   200,000   U.S. Treasury Note 6.250%
              04/30/01..........................      207,125

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
$1,400,000   U.S. Treasury Note 5.875%
              02/15/00..........................  $ 1,418,375
   400,000   U.S. Treasury Note 6.250%
              10/31/01..........................      416,750
   250,000   U.S. Treasury Note 6.125%
              07/31/00..........................      255,547
 1,000,000   U.S. Treasury Note 5.500%
              02/28/99..........................    1,001,563
   250,000   U.S. Treasury Note 6.750%
              05/31/99..........................      252,109
                                                  -----------
                                                    4,066,782
                                                  -----------
             MUNICIPAL (6.2%)
   400,000   California State 5.250% 10/01/11...      434,428
   450,000   Tennessee Valley Authority PR
              5.980% 04/01/36...................      472,561
 2,200,000   Tennessee Valley Authority Ser. C
              5.880% 04/01/36...................    2,309,338
 1,450,000   Tennessee Valley Authority Ser. B
              6.235% 07/15/45...................    1,521,460
                                                  -----------
                                                    4,737,787
                                                  -----------
             COMMUNICATIONS (0.7%)
   500,000   Bellsouth Telecomm 5.850%
              11-15-45..........................      510,232
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (12.2%)
              (COST $9,154,762).................  $ 9,314,801
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             CHEMICALS (3.9%)
$3,025,000   Dupont (EI) De Nemours Co. 5.140%
              02/05/99..........................  $ 3,009,883
                                                  -----------
             COMMUNICATIONS (3.3%)
 2,500,000   Motorola Inc. 5.120% 01/26/99......    2,491,111
                                                  -----------
             ELECTRICAL EQUIPMENT (2.8%)
 2,140,000   GE Capital Inc. 5.200% 01/21/99....    2,133,818
                                                  -----------
             METALS & MINING (0.4%)
   330,000   Aluminum Co. of America 5.250%
              02/04/99..........................      328,364
                                                  -----------
             TOTAL SHORT TERM NOTES (10.4%)
              (COST $7,963,176).................  $ 7,963,176
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                   PUT OPTION PURCHASES             MARKET
 SHARES       STOCK/EXPIRATION/EXERCISE PRICE       VALUE
-------------------------------------------------------------
1,400....   Clear Channel/Jan/$55..............  $      3,587
600......   Clear Channel/Jan/$60..............         3,675
1,500....   IBM/Jan/$130.......................            94
1,600....   MCI Worlcom Inc./Jan/$55...........           100
1,500....   Pharmacia & Upjohn/Jan/$50.........           187
2,000....   Reebok Intl/Jan/$35................        39,750
1,500....   Schering PloughCorp./Feb/$105......         2,438
13,000...   Timer Warner Inc./Mar/$50..........         7,313
            TOTAL PUT OPTION PURCHASE (0.1%)
             (COST $170,470)...................  $     57,144
                                                 ------------
            TOTAL HOLDINGS (99.5%).
             (COST $72,963,249) (a)............  $ 76,072,387
                                                 ------------
            CASH & RECEIVABLES, NET OF
             LIABILITIES (0.5%)................       445,435
                                                 ------------
            TOTAL NET ASSETS (100.0%)..........  $ 76,517,822
                                                 ============

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $3,307,523 or 4.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors

     The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $72,963,249).............  $76,072,387
  Cash in bank..............................      135,399
  Receivable for securities sold............      255,843
  Receivable for fund shares sold...........       27,845
  Dividends and accrued interest
    receivable..............................      421,152
  Other.....................................        3,026
                                              -----------
    Total assets............................   76,915,652
                                              -----------
Liabilities:
  Payable for securities purchased..........      312,720
  Payable for shares redeemed...............       14,659
  Payable for investment management services
    (note 3)................................       51,379
  Other accrued expenses....................       19,072
                                              -----------
    Total liabilities.......................      397,830
                                              -----------
Net assets at market value..................  $76,517,822
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,924,074
  Paid-in capital in excess of par value....   67,498,215
  Accumulated net realized loss on
    investments (note 1)....................      (14,210)
  Net unrealized appreciation on investments
    (note 1)................................    3,109,138
  Undistributed net investment income.......          605
                                              -----------
Net assets at market value..................  $76,517,822
                                              ===========
Shares outstanding (note 4).................    5,924,074
Net asset value per share...................  $     12.92
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $ 1,590,305
  Dividends.................................      813,657
                                              -----------
    Total investment income.................    2,403,962
                                              -----------
Expenses:
  Management fees (note 3)..................      559,341
  Custodian fees (note 3)...................       16,510
  Directors' fees (note 3)..................        2,320
  Professional fees.........................        9,836
  Accounting and transfer agent fees........       47,000
  Other.....................................       13,246
                                              -----------
    Total expenses..........................      648,253
                                              -----------
    Net investment income...................  $ 1,755,709
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 5,789,990
  Net decrease in unrealized appreciation on
    investments.............................   (3,695,595)
                                              -----------
    Net gain on investments.................    2,094,395
                                              -----------
    Net increase in net assets from
      operations............................  $ 3,850,104
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1998   DECEMBER 31, 1997
                                                              -----------------   -----------------
From operations:
  Net investment income.....................................     $ 1,755,709         $ 1,390,500
  Realized gain on investments..............................       5,789,990           2,209,729
  Unrealized gain (loss) on investments.....................      (3,695,595)          3,325,188
                                                                 -----------         -----------
    Net increase in net assets from operations..............       3,850,104           6,925,417
                                                                 -----------         -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (1,758,879)         (1,682,334)
  Capital gains distributions...............................      (5,804,200)         (3,070,931)
  Distributions in excess of capital gains..................         (30,044)                  0
                                                                 -----------         -----------
    Total dividends and distributions.......................      (7,593,123)         (4,753,265)
                                                                 -----------         -----------
From capital share transactions (note 4):
  Received from shares sold.................................      18,944,729          17,953,371
  Received from dividends reinvested........................       7,593,123           4,753,265
  Paid for shares redeemed..................................      (6,108,105)         (3,328,937)
                                                                 -----------         -----------
    Increase in net assets derived from capital share
     transactions...........................................      20,429,747          19,377,699
                                                                 -----------         -----------
      Increase in net assets................................      16,686,728          21,549,851
Net Assets:
  Beginning of period.......................................      59,831,094          38,281,243
                                                                 -----------         -----------
  End of period (a).........................................     $76,517,822         $59,831,094
                                                                 ===========         ===========
(a) Includes undistributed net investment income of.........     $       605         $     3,775
                                                                 ===========         ===========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------      MAY 1, 1994 TO
                                                               1998         1997       1996       1995      DECEMBER 31, 1994
                                                              ------       ------     ------     ------     -----------------
Per share data:
Net asset value, beginning of period........................  $13.53       $12.93     $11.99     $10.25          $10.00
Income from investment operations:
  Net investment income.....................................    0.34         0.39       0.48       0.39            0.22
  Net realized and unrealized gain on investments...........    0.46         1.48       1.31       1.85            0.23
                                                              ------       ------     ------     ------          ------
    Total income from investment operations.................    0.80         1.87       1.79       2.24            0.45
                                                              ------       ------     ------     ------          ------
Less distributions:
  Dividends from net investment income......................   (0.34)       (0.46)     (0.44)     (0.29)          (0.20)
  Distributions from net realized capital gains.............   (1.06)       (0.81)     (0.41)     (0.21)           0.00
  Distributions in excess of capital gains..................   (0.01)        0.00       0.00       0.00            0.00
                                                              ------       ------     ------     ------          ------
    Total distributions.....................................   (1.41)       (1.27)     (0.85)     (0.50)          (0.20)
                                                              ------       ------     ------     ------          ------
Net asset value, end of period..............................  $12.92       $13.53     $12.93     $11.99          $10.25
                                                              ======       ======     ======     ======          ======
Total return................................................    5.91%       15.19%     15.75%     22.62%           4.53%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.93%        0.95%      0.97%      0.96%           0.98%(a,c)
  Ratio of net investment income to average net assets......    2.52%        2.88%      3.90%      3.47%           3.24%(a,c)
Portfolio turnover rate.....................................      45%          41%        37%        32%             20%
Net assets at end of period (millions)......................  $ 76.5       $ 59.8     $ 38.3     $ 19.3          $  6.8

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses of the Capital Appreciation Portfolio for the period ending December 31, 1994. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.05% and the annualized ratio of net investment income to average net assets would have been 3.18%.

                       THIS PAGE INTENTIONALLY LEFT BLANK

SMALL CAP PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    10.57%
Three-year                                  12.18%
Since inception (4/30/94)                   19.28%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

While 1998 has been a volatile year with many cross-currents, there remains a generally positive environment for most investors: low inflation, low unemployment, and steady but moderate economic growth.

International financial crises, particularly in Asia, stalled many economies around the world and affected corporate growth globally. This backdrop favored large companies for most of the year, but from the bottom of the October correction, small-cap performance has improved significantly. From October 8 through December 4, the benchmark Russell 2000 outperformed both the S&P 500 and the DJIA by more than 6% and 9%, respectively.

The Ohio National Small-Cap Fund has benefited from this upswing in small-company stocks. It has dramatically outperformed the Russell 2000, gaining more than 46.0% from its low, versus 30% for the index since October. Using our disciplined, bottom-up process, we continue to find companies with strong fundamentals and innovative products. The valuation differential, which favors small companies, is encouraging, and we are optimistic that as the economic environment remains subdued, the superior growth characteristics of small-caps stocks will be realized.

We enter 1999 with a generally positive economic setting. It is expected that interest rates around the world will continue to fall, with expectations that inflation will remain low. Economic growth in the United States continues at a slow, but positive pace, and Europe should benefit from the cross-border business brought by the new euro. Although the worst of the crisis in Asia may be behind us, we believe the weakness in Asia will be measured in years, not months.

These factors should provide a favorable environment overall for financial assets, particularly stocks of smaller companies. We believe the growth in communications and global commerce should continue to provide opportunities for many companies. We are excited about the opportunities being created in the small-cap market, and we are confident that on a long-term basis, small companies will provide superior returns.

 CHANGE IN VALUE OF $10,000 INVESTMENT

LOGO

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                      % of Net Assets
 1.  King Pharmaceuticals                   2.5
 2.  Medics Pharmaceutical CI A             2.3
 3.  Gemstar International                  1.9
 4.  Insight Enterprises                    1.9
 5.  USWeb Corp                             1.9
 6.  HNC Software                           1.9
 7.  Global Imaging Systems Inc             1.7
 8.  Concord EFS Inc                        1.7
 9.  Viatel Inc                             1.7
10.  Watson Pharmaceutical                  1.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                    % of Net Assets
Computer and Related                     15.7
Medical and Related                      12.3
Electronics                               8.8
Retail                                    7.7
Drugs                                     7.6

The prices of small company stocks are generally more volatile than the price of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          BUSINESS SERVICES (7.0%)
 30,175   *Concord EFS Inc......................  $ 1,278,666
 21,900   *IT Group Inc.........................      243,638
  6,825   *Lason Inc............................      397,130
 12,825   *Metzler Group........................      624,417
 28,200   *Personal Group of America Inc........      493,500
  6,650   *Probusiness Services Inc.............      302,575
 14,000   *Pre Paid Legal Services Inc..........      462,000
 55,088   *US Web Corp..........................    1,452,933
                                                  -----------
                                                    5,254,859
                                                  -----------
          COMMUNICATIONS (6.6%)
 40,000   *Allegiance Telecom Inc...............      485,000
 31,525   *Com21 Inc............................      662,025
 97,175   *Digital Microwave Corp...............      665,041
  9,875   *Pegasus Communications Corp..........      247,492
 12,000   *RF Micro Devices Inc.................      556,500
          *Terayon Communications Systems
 13,550    Inc..................................      501,350
  8,175   *Uniphase Corp........................      567,141
 55,600   *Viatel Inc...........................    1,271,850
                                                  -----------
                                                    4,956,399
                                                  -----------
          COMPUTER & RELATED (15.7%)
 13,100   *Avant! Corp..........................      209,600
 12,675   *Bindview Development.................      348,562
 51,225   *Brio Technology Inc..................      906,042
 19,200   *Brooktrout Technology Inc............      328,800
 11,850   *Check Point Software Tech Ltd........      542,878
 13,050   *Documentum Inc.......................      697,359
  5,750   *Electronic Arts......................      322,719
 30,425   *Exchange Application Inc.............      597,091
 35,525   *HNC Software.........................    1,436,542
 36,050   *IMRglobal Corp.......................    1,061,222
 19,800   *MMC Networks Inc.....................      262,350
 26,950   *Macromedia Inc.......................      907,878
  9,800   *Microchip Technology Inc.............      362,600
 21,025   *Pinnacle Systems Inc.................      751,644
 11,175   *Sapient Systems Inc..................      625,800
 45,650   *Software AG Systems Inc..............      827,406
 10,900   *Transaction System Architects........      545,000
 12,675   *Veritas Software.....................      759,708
  8,600   *Wind River Systems...................      404,200
                                                  -----------
                                                   11,897,401
                                                  -----------
          COMPUTER SERVICES (5.2%)
 39,300   *Checkfree Holdings Corp..............      918,637
 11,250   *Complete Business Solutions..........      381,094
 30,000   *Computer Horizons Corp...............      798,750
 28,025   *Mastech Corporation..................      802,216
 34,250   *Sykes Enterprises Inc................    1,044,625
                                                  -----------
                                                    3,945,322
                                                  -----------
          CONSUMER PRODUCTS (4.3%)
 34,750   *Action Performance Co. Inc...........    1,229,281
 69,200   *American Bank Note Holographics......    1,211,000
 52,550   *Helen of Troy........................      771,828
                                                  -----------
                                                    3,212,109
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          DRUGS (7.6%)
 23,575   Jones Pharmaceuticals Inc.............  $   860,487
 73,700   *King Pharmaceuticals Inc.............    1,925,413
 29,125   *Medicis Pharmaceutical CL A..........    1,736,578
 19,675   *Watson Pharmaceuticals Inc...........    1,237,066
                                                  -----------
                                                    5,759,544
                                                  -----------
          EDUCATIONAL SERVICES (0.3%)
  7,025   *Sylvan Learning Systems Inc..........      214,263
                                                  -----------
          ELECTRONICS (8.8%)
 17,000   *Applied Micro Circuits Corp..........      577,469
 39,400   *Brooks Automation Inc................      576,225
  9,625   *Dycom Industries.....................      549,828
 55,387   *Remec Inc............................      996,966
 22,800   *SDL Inc..............................      903,450
 12,350   *Sanmina Corp.........................      771,875
 40,850   *Sawtek Inc...........................      714,875
 22,075   *Sipex Corporation....................      775,384
  6,500   *Veeco Instruments Inc................      345,313
  9,900   *Vitesse Semiconductor Corp...........      451,687
                                                  -----------
                                                    6,663,072
                                                  -----------
          ENTERTAINMENT & LEISURE (1.5%)
 23,625   *Family Golf Centers Inc..............      466,594
 66,000   *Loews Cineplex Entertainment.........      668,250
                                                  -----------
                                                    1,134,844
                                                  -----------
          FINANCIAL SERVICES (0.4%)
 21,700   Cash America Investments Inc..........      329,569
                                                  -----------
          FOOD & RELATED (0.9%)
 13,600   *U.S. Foodservice Inc.................      666,400
                                                  -----------
          HOTEL/LODGING (0.4%)
 29,025   *Silverleaf Resorts Inc...............      270,295
                                                  -----------
          INDUSTRIAL SERVICES (2.1%)
      0   *Allied Waste Industries Inc..........            6
  8,050   *Eastern Environmental Services.......      238,481
 35,106   *Safety-Kleen Corp....................      495,872
 43,825   *Superior Services Inc................      879,239
                                                  -----------
                                                    1,613,598
                                                  -----------
          INSURANCE (2.6%)
 31,450   *Annuity & Life.......................      849,150
 19,350   HCC Insurance Holdings Inc............      341,044
 55,400   Scottish Annuity & Life Hldgs. Ltd....      761,750
                                                  -----------
                                                    1,951,944
                                                  -----------
          MACHINERY (0.6%)
 19,525   *Advanced Energy Industries...........      488,125
                                                  -----------
          MEDIA & PUBLISHING (3.6%)
 26,200   *Gemstar Intl. Group Ltd..............    1,499,950
 74,175   *Zomax Optical Media Inc..............    1,205,344
                                                  -----------
                                                    2,705,294
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          MEDICAL & RELATED (12.3%)
 22,100   *Andrx Corp. .........................  $ 1,132,625
 78,625   *Capital Senior Living................    1,095,836
  3,454   Cardinal Health Inc. .................      262,072
 21,300   *Cerner Corp. ........................      569,775
 43,000   *Concentra Managed Care Inc. .........      459,563
  4,650   *Envoy Corp. .........................      270,863
 30,978   HBO & Company.........................      888,667
  8,075   *Idexx Laboratories Inc. .............      217,268
 25,000   *Kendle Intl. Inc. ...................      584,375
 37,800   *Laser Vision Centers Inc. ...........      837,506
 16,175   *Medical Manager Corp. ...............      507,491
  9,800   *NCS Healthcare Inc. .................      232,750
 45,050   *Orthodontic Centers of America.......      875,659
 15,350   *Parexel Intl. Corp. .................      383,750
  8,450   *Perclose Inc. .......................      279,906
 13,925   *Sunrise Assisted Living Inc. ........      722,359
                                                  -----------
                                                    9,320,465
                                                  -----------
          OIL, ENERGY & NATURAL GAS (0.7%)
 23,225   *KTI Inc..............................      502,241
                                                  -----------
          REAL ESTATE & LEASING (0.7%)
 46,175   *Fairfield Communities Inc............      510,811
                                                  -----------
          RENTAL AUTO/EQUIPMENT (1.4%)
 41,200   *National Equipment Services..........      473,800
 17,800   *Rental Service Corp..................      279,237
  9,750   *United Rentals Inc...................      322,969
                                                  -----------
                                                    1,076,006
                                                  -----------
          RESTAURANTS (1.6%)
 41,745   CKE Restaurants.......................    1,228,868
                                                  -----------
          RETAIL (7.7%)
 15,600   *American Eagle Outfitters............    1,039,350
 23,725   Burlington Coat Factory Warehouse.....      387,014
 17,250   *Elder-Beerman Stores.................      199,453
 54,200   *Global Imaging Systems Inc...........    1,314,350
 14,300   *Linens N Things......................      566,638
  7,650   *Saks Inc.............................      241,453
  9,925   *Select Comfort Corp..................      262,392
 10,625   *The Men's Wearhouse Inc..............      337,344
 21,975   *The Wet Seal, Inc....................      663,370
 42,725   *Transworld Entertainment Corp........      814,445
                                                  -----------
                                                    5,825,809
                                                  -----------
          TRAVEL & VACATION SERVICES (1.1%)
 11,625   *Pegasus Systems......................      418,500
 14,200   *Travel Services Itnl. ...............      433,100
                                                  -----------
                                                      851,600
                                                  -----------

                                                    MARKET
SHARES              U.S. COMMON STOCK                VALUE
-------------------------------------------------------------
          WHOLESALE (3.5%)
 12,250   *CDW Computer Centers Inc.............  $ 1,175,234
 28,480   *Insight Enterprises Inc..............    1,448,920
                                                  -----------
                                                    2,624,154
                                                  -----------
          TOTAL U.S. COMMON STOCK (96.6%)
           (COST $53,021,698)...................  $73,002,992
                                                  -----------

                                                    MARKET
SHARES             FOREIGN COMMON STOCK              VALUE
-------------------------------------------------------------
          BRITAIN (0.7%)
          MEDIA
33,600    *Flextech Plc.........................  $   339,968
                                                  -----------
          MISCELLANEOUS
49,670    Wetherspoon (J.D.)....................      147,475
                                                  -----------
          TOTAL BRITAIN.........................      487,443
                                                  -----------
          NETHERLANDS (0.5%)
          MISCELLANEOUS
3,085     *Hunter Douglas NV....................      101,644
          TRANSPORTATION
7,100     *IHC Caland...........................      293,353
                                                  -----------
          TOTAL NETHERLANDS.....................      394,997
                                                  -----------
          TOTAL FOREIGN COMMON STOCK (1.2%)
          (COST $733,441).......................  $   882,440
                                                  -----------
          TOTAL COMMON STOCK (97.8%)
          (COST $53,755,139)....................  $73,885,432
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (3.3%)
$2,523,000   Star Bank 3.500% 01/04/99
              repurchase price $2,523,968
              collateralized by GNMA
              certificates pool #8375 due
              02/20/24 (Cost $2,523,000)........  $ 2,523,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (3.3%)
              (COST $2,523,000).................  $ 2,523,000
                                                  -----------
             TOTAL HOLDINGS (101.1%)
              (COST $56,278,139) (a)............  $76,408,432
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES
              (-1.1%)...........................     (832,452)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $75,575,980
                                                  ===========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $56,278,139).............  $ 76,408,432
  Cash in bank..............................           275
  Receivable for fund shares sold...........         3,903
  Dividends and accrued interest
    receivable..............................         4,207
  Other.....................................         2,962
                                              ------------
    Total assets............................    76,419,779
                                              ------------
Liabilities:
  Payable for securities purchased..........       696,825
  Payable for shares redeemed...............        83,846
  Payable for investment management services
    (note 3)................................        45,389
  Other accrued expenses....................        17,739
                                              ------------
    Total liabilities.......................       843,799
                                              ------------
Net assets at market value..................  $ 75,575,980
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  3,651,357
  Paid-in capital in excess of par value....    55,992,752
  Accumulated net realized loss on
    investments (note 1)....................    (4,198,422)
  Net unrealized appreciation on investments
    (note 1)................................    20,130,293
                                              ------------
Net assets at market value..................  $ 75,575,980
                                              ------------
Shares outstanding (note 4).................     3,651,357
Net asset value per share...................  $      20.70
                                              ============

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest...................................  $   334,356
  Dividends..................................       46,390
                                               -----------
    Total investment income..................      380,746
                                               -----------
Expenses:
  Management fees (note 3)...................      490,439
  Custodian fees (note 3)....................       14,100
  Directors' fees (note 3)...................        2,270
  Professional fees..........................        9,836
  Fund accounting fees.......................       37,286
  Other......................................       13,886
                                               -----------
    Total expenses...........................      567,817
                                               -----------
    Net investment loss......................  $  (187,071)
                                               -----------
Realized and unrealized gain on investments:
  Net realized loss from investments.........  $(4,198,422)
  Net increase in unrealized appreciation on
    investments..............................   11,754,403
                                               -----------
      Net gain on investments................    7,555,981
                                               -----------
      Net increase in net assets from
         operations..........................  $ 7,368,910
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 1998    DECEMBER 31, 1997
                                                                -----------------    -----------------
From operations:
  Net investment loss.......................................       $  (187,071)         $   (47,515)
  Realized gain (loss) on investments.......................        (4,198,422)           2,695,780
  Unrealized gain on investments............................        11,754,403            1,661,151
                                                                   -----------          -----------
      Net increase in net assets from operations............         7,368,910            4,309,416
                                                                   -----------          -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................              (961)          (2,462,490)
                                                                   -----------          -----------
From capital share transactions (note 4):
  Received from shares sold.................................        16,824,812           21,480,666
  Received from dividends reinvested........................               961            2,462,490
  Paid for shares redeemed..................................        (6,922,311)          (5,950,001)
                                                                   -----------          -----------
      Increase in net assets derived from capital share
       transactions.........................................         9,903,462           17,993,155
                                                                   -----------          -----------
         Increase in net assets.............................        17,271,411           19,840,081
Net Assets:
  Beginning of period.......................................        58,304,569           38,463,709
                                                                   -----------          -----------
  End of period.............................................       $75,575,980          $58,303,790
                                                                   ===========          ===========

 FINANCIAL HIGHLIGHTS

                                                                     YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------     MAY 1, 1994 TO
                                                               1998       1997       1996       1995     DECEMBER 31, 1994
                                                              ------     ------     ------     ------    -----------------
Per share data:
Net asset value, beginning of period........................  $18.72     $18.03     $15.85     $11.99         $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.06)     (0.02)     (0.08)     (0.02)          0.18
  Net realized & unrealized gain on investments.............    2.04       1.54       2.80       3.95           1.94
                                                              ------     ------     ------     ------         ------
    Total income from investment operations.................    1.98       1.52       2.72       3.93           2.12
                                                              ------     ------     ------     ------         ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00       0.00      (0.07)         (0.13)
  Distributions from net realized capital gains.............    0.00      (0.83)     (0.54)      0.00           0.00
                                                              ------     ------     ------     ------         ------
    Total distributions.....................................    0.00      (0.83)     (0.54)     (0.07)         (0.13)
                                                              ------     ------     ------     ------         ------
Net asset value, end of period..............................  $20.70     $18.72     $18.03     $15.85         $11.99
                                                              ======     ======     ======     ======         ======
Total return................................................   10.57%      8.47%     17.71%     33.01%         21.26%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.91%      0.94%      0.96%      0.96%          0.91%(a,c)
  Ratio of net investment income to average net assets......   (0.30%)    (0.11%)    (0.48%)    (0.11%)         3.27%(a,c)
Portfolio turnover rate.....................................      99%        80%        70%        75%            22%
Net assets at end of period (millions)......................  $ 75.6     $ 58.3     $ 38.5     $ 16.0         $  3.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses of the Small Cap Portfolio for the period ending December 31, 1994. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 0.95% and the annualized ratio of net investment income to average net assets would have been 3.24%.

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

GLOBAL CONTRARIAN PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Global Contrarian Portfolio seeks to provide long-term growth of capital by investing in foreign and domestic securities that are undervalued or presently out of favor with other investors but have positive prospects for eventual appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1998

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     3.53%
Three-year                                   9.02%
Since inception (3/31/95)                    9.64%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Global Contrarian Portfolio contains mostly small and obscure stocks which we believe are neglected. They also have exposure to commodity and/or "hard asset" related stocks in U.S. as well as foreign markets. Finally, they hold emerging market debt instruments, both corporate and sovereign. Stock markets fell sharply around the world during the third quarter and then rebounded sharply during the fourth quarter. Small stocks and commodity related stocks continued to fare poorly, especially compared to the big growth stocks.

The portfolio has been reducing its exposure to commodities-related securities over the last eighteen months as weaker global economic growth is anticipated in the medium-term following the Asian crisis. Exposure to certain Latin American debt instruments has also been reduced. Simultaneously, the portfolio recently started buying selected stocks and bonds that appear depresses significantly in a few Asian countries, as well as in Australia, the U.S., and Europe.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                      % of Net Assets
 1.  Edipresse Sa Br New                    2.9
 2.  Manpower Inc                           2.5
 3.  Shaw Brothers (Hong Kong)
     Limited                                2.2
 4.  Kuhne & Nagel International AG         2.1
 5.  Sagem ADP                              2.1
 6.  Chemed Corp                            2.0
 7.  Independent Press Comm                 2.0
 8.  CDL Hotels                             2.0
 9.  San Juan Basin Royalty                 1.9
10.  Kaneb Services, Inc                    1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
United States                             32.6
Switzerland                                8.5
France                                     7.6
New Zealand                                4.8
Hong Kong                                  4.2

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           CAPITAL GOODS (1.7%)
   4,000   Bandag Inc. CL A.....................  $   139,500
   3,000   Franklin Electric Co. Inc. ..........      202,500
                                                  -----------
                                                      342,000
                                                  -----------
           CHEMICALS (1.2%)
  20,000   Lawter International Inc. ...........      232,500
                                                  -----------
           CONSUMER PRODUCTS (0.9%)
   1,000   Allen Organ Co. CL B.................       38,000
   5,000   Jostens Inc. ........................      130,938
                                                  -----------
                                                      168,938
                                                  -----------
           ELECTRICAL EQUIPMENT (0.5%)
   5,000   *UCAR International Inc. ............       89,062
                                                  -----------
           ENERGY, OIL & NATURAL GAS (4.8%)
  75,000   *Kaneb Services Inc. ................      304,688
  30,000   Matrix Service Co. ..................      142,500
  70,000   *San Juan Basin Royalty Trust........      380,625
   6,000   *Weatherford Intl. ..................      116,250
                                                  -----------
                                                      944,063
                                                  -----------
           FINANCE (1.4%)
   7,500   East Texas Financial Services........       60,938
   8,000   *First Federal Financial Services....      100,000
   8,500   *Redwood Financial Inc. .............      121,125
                                                  -----------
                                                      282,063
                                                  -----------
           FOOD & RELATED (1.2%)
  20,000   *Seneca Food Corp. CL A..............      245,000
                                                  -----------
           FORESTRY PRODUCTS (1.2%)
   1,000   Georgia Pacific Corp. ...............       58,563
   1,000   Georgia Pacific Corp. Timber Group...       23,812
   3,000   *Greif Brothers CL A.................       87,562
   1,500   Rayonier Inc. .......................       68,906
                                                  -----------
                                                      238,843
                                                  -----------
           METALS & MINING (1.1%)
     150   Case Pomeroy Inc. Class A............      168,750
   1,000   Reynolds Metals Co. .................       52,688
                                                  -----------
                                                      221,438
                                                  -----------
           REAL ESTATE (0.2%)
   2,000   Alico Inc. ..........................       36,000
                                                  -----------
           RETAIL (0.4%)
  10,000   Hancock Fabrics......................       83,750
                                                  -----------
           SERVICES (5.0%)
  12,000   Chemed Corp. ........................      402,000
  20,000   Manpower Inc. .......................      503,750
   4,000   UniFirst Corp. ......................       91,250
                                                  -----------
                                                      997,000
                                                  -----------

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           TECHNOLOGY (1.8%)
  20,000   *BEI Medical Systems Inc. ...........  $    38,750
  10,000   BEI Technologies Inc. ...............       93,750
   8,000   *Evans & Sutherland Corp. ...........      141,000
   4,575   *Teltrend Inc. ......................       87,497
                                                  -----------
                                                      360,997
                                                  -----------
           TOTAL U.S. COMMON STOCK (21.4%) (COST
            $4,422,331).........................  $ 4,241,654
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             SWITZERLAND (8.5%)
        40   *Bank of Intl. Settlements (3).....  $   254,731
     2,000   Edipresse SA Bearer (25)...........      574,964
       500   Kuehne & Nagel Intl. AG (32).......      418,486
       500   Sika Finanz AG Bearer (7)..........      149,927
       700   *Socit Generale d'Affichage (2)....      257,787
                                                  -----------
                                                    1,655,895
                                                  -----------
             FRANCE (7.6%)
     1,000   Didot-Bottin (25)..................      144,908
     5,000   Emin-Leydier (24)..................      216,468
       300   Eurafrance (35)....................      208,507
       800   *Groupe NSC (19)...................       98,752
       900   Rougier SA (14)....................       44,632
     1,490   Sabeton (35).......................      202,585
     1,000   Sagem (8)..........................      411,467
       400   Sucriere Pithiviers (1)............      193,211
                                                  -----------
                                                    1,520,530
                                                  -----------
             HONG KONG (4.2%)
 1,524,287   CDL Hotels Intl. Ltd (16)..........      391,524
 1,000,000   Shaw Brothers Ltd (20).............      432,397
                                                  -----------
                                                      823,921
                                                  -----------
             JAPAN (3.7%)
    30,000   *Dai Tokyo Fire & Marine Ins Co
              (18)..............................      105,750
    25,000   Dowa Fire & Marine Ins Co (18).....       92,531
     2,500   Fuji Photo Film Co. Ltd (9)........       92,531
     2,500   Fuji Photo Film Co. Ltd ADR (9)....       91,562
    20,000   Nittetsu Mining Co. Ltd (22).......       51,641
     1,000   Toho Co. (20)......................      136,418
    25,000   Yomeishu Seizo Co. Ltd (13)........      158,846
                                                  -----------
                                                      729,279
                                                  -----------
             SINGAPORE (3.5%)
   200,000   Clipsal Ind. Inc. (10).............      200,000
   200,000   DelGro Corp. Ltd (34)..............      259,237
    85,000   Intraco Ltd (34)...................       29,346
   400,000   Thakral Corp. Ltd (34).............      204,724
                                                  -----------
                                                      693,307
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             NEW ZEALAND (2.8%)
   200,000   Carter Holt Harvey Ltd (14)........  $   178,908
   200,000   Mainfreight Ltd (29)...............      162,070
   600,000   Shortland Properties (27)..........      211,532
                                                  -----------
                                                      552,510
                                                  -----------
             SOUTH AFRICA (1.8%)
     7,000   Anglogold Ltd ADR (22).............      136,938
    22,500   *Driefontein ADR (22)..............       90,000
    25,000   *Gold Fields Ltd (22)..............      137,940
                                                  -----------
                                                      364,878
                                                  -----------
             GERMANY (1.7%)
       100   *Axel Springer Verlag AG (20)......       84,087
       700   Buderus AG (5).....................      258,566
                                                  -----------
                                                      342,653
                                                  -----------
             AUSTRALIA (1.2%)
   100,000   Amalgamated Holdings (35)..........      246,435
                                                  -----------
             NETHERLANDS (1.2%)
     3,000   Bosch & Keuning NV (20)............       90,967
    12,080   European City Estates NV (27)......      150,373
                                                  -----------
                                                      241,340
                                                  -----------
             MEXICO (1.2%)
   515,000   Grupo Fernandez Editors (25).......       40,815
    62,500   *Industrias Penoles SA de CV
              (21)..............................      189,298
                                                  -----------
                                                      230,113
                                                  -----------
             THAILAND (0.5%)
    20,000   Oriental Hotel (16)................      102,063
                                                  -----------
             BELGIUM (0.4%)
       700   Engrais Rosier SA (34).............       79,336
                                                  -----------
             LATIN AMERICA (0.4%)
    10,000   *Antofagasta Holdings plc (35).....       29,434
    75,000   *Ledesma SA (1)....................       47,294
                                                  -----------
                                                       76,728
                                                  -----------
             CANADA (0.3%)
     1,250   *Canadian Hunter Exploration
              (12)..............................        8,164
     2,180   Nexfor Inc. (24)...................        8,615
     5,000   Noranda Inc. (21)..................       49,804
                                                  -----------
                                                       66,583
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (39.0%)
              (COST $8,237,812).................  $ 7,725,571
                                                  -----------
             TOTAL COMMON STOCKS (60.4%) (COST
              $12,660,143)......................  $11,967,225
                                                  -----------

                                                    MARKET
  SHARES           FOREIGN PREFERRED STOCK           VALUE
-------------------------------------------------------------
             INDONESIA (1.5%)
    10,000   Freeport McMoRan Pfd. 'C' (22).....  $   122,500
    15,000   Freeport McMoRan Pfd. 'D' (22).....      176,250
                                                  -----------
                                                      298,750
                                                  -----------

                                                    MARKET
  SHARES           FOREIGN PREFERRED STOCK           VALUE
-------------------------------------------------------------
             NEW ZEALAND (2.0%)
   100,000   Independent Press Comm. (25).......  $   394,650
                                                  -----------
             TOTAL FOREIGN PREFERRED STOCK
              (3.5%) (COST $986,422)............  $   693,400
                                                  -----------

                                                     MARKE
  SHARES            U.S. PREFERRED STOCK             VALUE
-------------------------------------------------------------
             CONTAINERS (1.0%)
     4,000   Sealed Air Corp. Conv. ............  $   207,500
                                                  -----------
             REAL ESTATE (0.5%)
     7,000   Price Enterprises Inc. ............  $    96,688
                                                  -----------
             TOTAL US PREFERRED STOCK (1.5%)
              (COST $231,527)...................  $   304,188
                                                  -----------
             TOTAL PREFERRED STOCK (5.0%) (COST
              $1,217,949).......................  $   997,588
                                                  -----------

   FACE                                             MARKET
  AMOUNT            NON-CONVERTIBLE BONDS            VALUE
-------------------------------------------------------------
             U.S. DOLLAR (2.1%)
$  300,000   *Bangkok Public Co. 8.375% due
              01/15/27..........................  $   183,000
    50,000   Cemex SA 9.500% due 09/20/01 (6)...       50,250
   200,000   *Grupo Televisa 13.250% due
              05/15/08 (20).....................      149,500
    50,000   PT Pabrik Kertas Tjiwi Kimia
              13.250% due 08/01/01 (14).........       33,250
                                                  -----------
                                                      416,000
                                                  -----------
             TOTAL NON-CONVERTIBLE BONDS (2.1%)
              (COST $339,584)...................  $   416,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             U.S. DOLLAR (4.1%)
$  124,000   Air & Water Technology Corp. 8.000%
              due 05/15/15 (29).................  $    81,840
   200,000   Lukinter Finance 1.000% due
              11/03/03 (12).....................       56,000
   155,000   IRSA 4.500% due 08/02/03 (4).......      157,713
   250,000   Tipco Asphalt Co. 2.750% due
              09/19/06 (6)......................      201,250
   100,000   Samsung Electronics Co. Ltd due
              12/31/07 (11).....................       90,000
   300,000   ICTSI 1.750% due 03/13/04 (6)......      229,500
                                                  -----------
                                                      816,303
                                                  -----------
             NON U.S. DOLLAR (0.3%)
     2,000   FF Immobilier Hotelier 5.000%
              01/01/01 (25).....................       66,175
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES (4.4%)
              (COST $1,036,413).................  $   882,478
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (4.3%)
$  849,000   Ford Motor Credit Co. 5.970%
              01/06/99..........................  $   848,296
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT (9.6%)
   970,000   Emerson Electric Inc. 5.320%
              01/13/99..........................  $   968,280
   937,000   Hitachi America Ltd 4.850%
              01/19/99..........................      934,728
                                                  -----------
                                                    1,903,008
                                                  -----------
             FINANCIAL (4.9%)
   975,000   American Express 5.250% 01/08/99...      974,004
                                                  -----------
             INSURANCE SERVICES (4.8%)
   960,000   Prudential Funding Corp. 5.950
              01/07/99..........................      959,048
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             RESTAURANTS (4.2%)
   825,000   McDonalds Corp. 5.880% 01/04/99....  $   824,596
                                                  -----------
             TOTAL SHORT-TERM NOTES (27.8%)
              (COST $5,508,952).................  $ 5,508,952
                                                  -----------
             TOTAL HOLDINGS (97.7%)
              (COST $20,763,041) (a)............  $19,772,243
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.3%)................       45,971
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $19,818,214
                                                  ===========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal Income tax purposes.

FOREIGN CURRENCIES
FF -- French Franc

Industry Classifications

 (1)  Agriculture
 (2)  Automotive
 (3)  Banking
 (4)  Building Products
 (5)  Capital Goods
 (6)  Cement
 (7)  Chemicals
 (8)  Computer Products
 (9)  Consumer Products
(10)  Electrical Products
(11)  Electronics
(12)  Energy and Oil
(13)  Food & Beverage
(14)  Forest Products
(15)  Governmental
(16)  Hotels
(17)  Health Care
(18)  Insurance
(19)  Machinery
(20)  Media
(21)  Metal (non-ferrous)
(22)  Mining
(23)  Packaging
(24)  Paper
(25)  Publishing
(26)  Rail Equipment
(27)  Real Estate
(28)  Retailing
(29)  Services
(30)  Steel
(31)  Textile
(32)  Transportation
(33)  Utilities
(34)  Miscellaneous
(35)  Holding Companies

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $20,763,041).............  $19,772,243
  Cash in bank..............................       49,433
  Unrealized gain on forward currency
    contracts (note 5)......................          556
  Receivable for fund shares sold...........        2,269
  Dividends and accrued interest
    receivable..............................       56,441
  Other.....................................           81
                                              -----------
    Total assets............................   19,881,023
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................       20,532
  Payable for shares redeemed...............        7,737
  Payable for investment management services
    (note 3)................................       15,122
  Other accrued expenses....................       19,418
                                              -----------
    Total liabilities.......................       62,809
                                              -----------
Net assets at market value..................  $19,818,214
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,842,278
  Paid-in capital in excess of par value....   19,017,026
  Accumulated net realized gain on
    investments and foreign currency
    transactions (note 1)...................      (31,657)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................     (990,798)
    Foreign currency related transactions...        1,341
    Forward currency contracts (note 5).....      (19,976)
                                              -----------
Net assets at market value..................  $19,818,214
                                              ===========
Shares outstanding (note 4).................    1,842,278
Net asset value per share...................  $     10.76
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest...................................  $  340,309
  Dividends (net of $22,495 foreign taxes
    withheld)................................     390,389
                                               ----------
    Total investment income..................     730,698
                                               ----------
Expenses:
  Management fees (note 3)...................     175,546
  Accounting, custody, and transfer agent
    fees (note 3)............................      66,350
  Directors' fees (note 3)...................         766
  Professional fees..........................       3,320
  Printing, postage, and proxy fees..........       3,686
  Other......................................       1,377
                                               ----------
    Total expenses...........................     251,045
                                               ----------
    Net investment income....................  $  479,653
                                               ----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain from:
    Investments..............................  $1,750,418
    Forward currency related transactions....      49,555
  Net increase in unrealized depreciation on:
      Investments............................  (1,627,039)
      Foreign currency related
         transactions........................     (84,425)
                                               ----------
      Net gain on investments................      88,509
                                               ----------
      Net increase in net assets from
         operations..........................  $  568,162
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $   479,653    $   338,300
  Realized gain on investments and foreign currency
    transactions............................................    1,799,973        923,298
  Unrealized gain (loss) on investments and foreign currency
    transactions............................................   (1,711,464)       212,957
                                                              -----------    -----------
      Net increase in net assets from operations............      568,162      1,474,555
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (479,631)      (430,394)
  Capital gains and foreign currency related transaction
    distributions...........................................   (1,831,630)    (1,126,860)
                                                              -----------    -----------
      Total dividends and distributions.....................   (2,311,261)    (1,557,254)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................    4,215,794      7,002,064
  Received from dividends reinvested........................    2,311,261      1,557,254
  Paid for shares redeemed..................................   (2,989,242)    (1,742,872)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    3,537,813      6,816,446
                                                              -----------    -----------
         Increase in net assets.............................    1,794,714      6,733,747
Net Assets:
  Beginning of period.......................................   18,023,500     11,289,753
                                                              -----------    -----------
  End of period (a).........................................  $19,818,214    $18,023,500
                                                              ===========    ===========
(a) Includes overdistributed net investment income of.......  $         0    $       (22)
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,                  APRIL 1,
                                                         ----------------------------------------------       1995 TO
                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                             1998             1997             1996             1995
                                                         ------------     ------------     ------------     ------------
Per share data:
Net asset value, beginning of period...................     $11.73           $11.66           $10.80           $10.00
Income from investment operations:
  Net investment income................................       0.29             0.29             0.28             0.13
  Net realized and unrealized gain on investments and
    foreign currency transactions......................       0.12             1.03             1.00             0.75
                                                            ------           ------           ------           ------
      Total income from investment operations..........       0.42             1.32             1.28             0.88
                                                            ------           ------           ------           ------
Less distributions:
  Dividends from net investment income.................      (0.29)           (0.38)           (0.24)           (0.08)
  Distributions from net realized capital gains and
    foreign currency related transactions..............      (1.10)           (0.87)           (0.18)            0.00
                                                            ------           ------           ------           ------
      Total distributions..............................      (1.39)           (1.25)           (0.42)           (0.08)
                                                            ------           ------           ------           ------
Net asset value, end of period.........................     $10.76           $11.73           $11.66           $10.80
                                                            ======           ======           ======           ======
Total return...........................................       3.53%           11.67%           12.09%            8.89%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..............       1.30%            1.32%            1.29%            1.58%(a,c)
  Ratio of net investment income to average net
    assets.............................................       2.48%            2.33%            2.44%            1.64%(a)
Portfolio turnover rate................................         55%              29%              18%               6%
Net assets at end of period (millions).................     $ 19.8           $ 18.0           $ 11.3           $  4.4

---------------
(a) Annualized
(b) Calculated on an aggregate basis (not annualized)
(c) The advisor has reimbursed certain operating expenses of the Global Contrarian Portfolio for the period ended December 31, 1995. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32%.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURNS:
One-year                                      7.84%
Three-year                                    6.93%
Since inception (3/31/95)                    12.47%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The portfolio has outperformed the small-cap Russell 2000 for the year, but lagged the Russell Mid-Cap Growth and S&P 500 Indexes in spite of appropriate strategic moves. Performance was especially hurt by our heavy positions in small-cap stocks, which were devastated by the flight to quality, even though the majority of our investments have hit their profit targets. Stock selection emphasized dependable growth companies, whose profits should hold up even in the face of an economic downturn.

We began positioning the portfolio's investments for a deteriorating economic climate and difficult stock market during the third quarter. We decreased exposure to cyclicals and retail stocks, and increased cash to reinforce the portfolio's defensive posture. Heavy cash positions hurt relative performance after the market began to rebound in October. Financial Stocks were also trimmed due to their lower earnings trend.

Most macroeconomic indicators point to a decline in U.S. economic activity and corporate profits in the next few quarters. The Fed appears willing to counter the slowdown with the use of monetary stimulus. Although we remain cautious, valuations for all but the few largest stocks have become extremely attractive. We will continue to exploit the best growth opportunities in companies with capable management and dependable earnings.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Central Garden and Pet                   4.8
 2.  Sybron International Corp-Wis            2.7
 3.  Equity Corporation
     International                            2.3
 4.  Corrections Corp of America              2.1
 5.  Coinmatch Laundry Corp                   2.0
 6.  Henry Schein Inc                         2.0
 7.  Chancellor Media Corp Class A            2.0
 8.  United Stationers Inc                    1.9
 9.  Household International Inc              1.9
10.  Rayovac Corporation                      1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Retail                                     11.5
Business Services                           8.9
Medical and Related                         8.7
Computer and Related                        7.0
Industrial Services                         6.1

The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES          COMMON STOCK                       VALUE
-------------------------------------------------------------
             ADVERTISING (1.7%)
     2,375  *Lamar Advertising Co. CL A.........  $    88,469
    12,253  *Outdoor Systems Inc. ..............      367,590
                                                  -----------
                                                      456,059
                                                  -----------
             AUTOMOTIVE & RELATED (0.5%)
     3,050   Harley-Davidson Inc. ..............      144,494
                                                  -----------
             BANKING (2.7%)
    12,660   Household Intl. Inc. ..............      501,653
     8,925   TCF Financial Corp. ...............      215,873
                                                  -----------
                                                      717,526
                                                  -----------
             BROADCAST RADIO & TV (0.5%)
     4,500  *Infinity Broadcasting Corp. .......      123,188
                                                  -----------
             BUSINESS SERVICES (8.9%)
     5,525  *Consolidated Graphics Inc. ........      373,283
    24,873  *Modis Professional Services........      360,659
    15,125  *Pierce Leahy Corp. ................      385,687
     6,400   Pittston Brink's Group.............      204,000
     8,625   Service Master Corp. ..............      190,289
    19,800  *United Stationers Inc. ............      514,800
     2,675   Xerox Corp. .......................      315,650
                                                  -----------
                                                    2,344,368
                                                  -----------
             COMPUTER & RELATED (7.0%)
     7,625  *Black Box Corp. ...................      288,797
    13,775  *Global Imaging Systems Inc. .......      334,044
     5,200   HBO & Co. .........................      149,175
     2,100   IBM................................      387,975
     3,625  *Lexmark Intl. Group CL A...........      364,312
     3,100  *Security Dynamics Tech Inc. .......       71,300
     4,400  *Storage Technology Corp. ..........      156,475
     3,200  *Sykes Enterprises..................       97,600
                                                  -----------
                                                    1,849,678
                                                  -----------
             COMMUNICATIONS (4.4%)
     7,800  *American Tower Corp. CL A..........      230,587
     2,400  *Aware Inc. ........................       65,250
    20,054  *Davel Communications Group
              Inc. .............................      365,986
     2,700  *MCI Worldcom Inc. .................      193,725
     5,500  *Tele-Communications TCI Group......      304,219
                                                  -----------
                                                    1,159,767
                                                  -----------
             CONSUMER PRODUCTS & SERVICES (5.4%)
     8,550  *Action Performance Co. ............      302,456
    22,550  *Equity Corporation
              International.....................      598,984
     5,400   Newell Co. ........................      222,750
     5,500   Philip Morris Cos. Inc. ...........      294,250
                                                  -----------
                                                    1,418,440
                                                  -----------
             DRUGS (0.7%)
    26,900  *Halsey Drug Co. Inc. ..............       36,987
     4,200   Jones Pharma Inc. .................      153,300
                                                  -----------
                                                      190,287
                                                  -----------

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             DURABLE GOODS (1.1%)
     7,675   Applied Power Inc. CL. A...........  $   289,731
                                                  -----------
             EDUCATIONAL PRODUCTS & SERVICES (1.5%)
    11,575  *ITT Educational Services Inc. .....      393,550
                                                  -----------
             ELECTRICAL EQUIPMENT (2.7%)
     5,000  *Micron Technology Inc. ............      252,813
    17,550   Rayovac Corp. .....................      468,366
                                                  -----------
                                                      721,179
                                                  -----------
             ENTERTAINMENT & LEISURE (4.5%)
    11,975  *Bally Total Fitness Holding
              Corp. ............................      297,878
     9,500   International Game Technology......      230,969
    17,593  *SCP Pool Corp. ....................      266,094
     5,425  *Viacom Inc. CL B...................      401,450
                                                  -----------
                                                    1,196,391
                                                  -----------
             FINANCE (3.8%)
     6,050   Associates First Capital Corp. ....      256,369
     3,275   Block, H&R Inc. ...................      147,375
     6,450   Citigroup..........................      319,275
     2,400   Dime Bancorp Inc. .................       63,450
     9,200   Waddell & Reed Financial...........      217,925
                                                  -----------
                                                    1,004,394
                                                  -----------
             FOOD & RELATED (1.1%)
     2,600   Lancaster Colony Corp. ............       83,525
     8,100  *Merkert American Corp. ............      122,513
     1,900  *US Foodservice.....................       93,100
                                                  -----------
                                                      299,138
                                                  -----------
             INDUSTRIAL SERVICES (6.1%)
    41,425  *Coinmatch Laundry Corp. ..........      538,525
     8,950  *Republic Services Inc. CL A........      165,016
    20,950  *Superior Services Inc. ............      420,309
     1,500  *Valassis Communications Inc. ......       77,438
     8,801   Waste Management Inc. .............      410,323
                                                  -----------
                                                    1,611,611
                                                  -----------
             INSURANCE (2.8%)
     9,500   American Bankers Ins. Group........      459,563
    15,950  *Compdent Corp. ....................      165,481
     2,000   *Mony Group Inc. ..................       62,625
     1,345   Protective Life....................       53,556
                                                  -----------
                                                      741,225
                                                  -----------
             MEDIA & PUBLISHING (3.3%)
    11,075  *Chancellor Media Corp. CL A........      530,216
     6,200  *Clear Channel Communications.......      337,900
                                                  -----------
                                                      868,116
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO(CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES          COMMON STOCK                       VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (8.7%)
     7,350  *Cytyc Corp. .......................  $   189,263
     4,200  *Datascope..........................       96,600
     3,150   McKesson Corp. ....................      249,047
    11,833  *Henry Schein Inc. .................      529,527
     2,200  *Medtronic Inc. ....................      163,350
     6,650  *PSS World Medical Inc. ............      152,950
     5,850  *Steris Corp. ......................      166,359
    23,800  *Sybron Intl. Corp.-Wis. ...........      647,063
     1,250   Warner-Lambert Co. ................       93,984
                                                  -----------
                                                    2,288,143
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.5%)
     9,225  *Noble Drilling Corp. ..............      119,348
                                                  -----------
             PRIVATE CORRECTIONS (2.1%)
    32,250  *Corrections Corp. of America.......      568,406
                                                  -----------
             REAL ESTATE INVESTMENT TRUSTS (1.6%)
     4,250   CCA Prison Realty Trust............       87,125
    34,800   Sunstone Hotel Inves tors Inc. ....      328,425
                                                  -----------
                                                      415,550
                                                  -----------
             RESTAURANTS (2.2%)
     8,900  *PJ America Inc. ...................      161,312
     5,300  *Papa Johns Intl. Inc. .............      233,863
    30,300  *Rainforest Cafe Inc. ..............      183,694
                                                  -----------
                                                      578,869
                                                  -----------
             RETAIL (11.5%)
    89,000  *Central Garden and Pet Co. ........    1,279,375
     2,150   Loews Companies Inc. ..............      110,053
     9,575  *MSC Industrial Direct Co. CL A.....      216,634
    37,500  *Movie Gallery Inc. ................      267,188
    11,600  *Office Depot Inc. .................      428,475
    11,925   Pier 1 Imports Inc. ...............      115,523
     5,400   Regis Corp. Minn RJQ...............      216,000
     1,400   Rite Aid Corp. ....................       69,388
     7,200  *School Specialty Inc. .............      153,900
     9,425  *Wilmar Industries Inc. ............      191,445
                                                  -----------
                                                    3,047,981
                                                  -----------
             RENTAL AUTO/EQUIPMENT (1.3%)
    11,100  *Renters Choice Inc. ...............      352,425
                                                  -----------
             TRANSPORTATION & EQUIPMENT (2.9%)
     8,450   Burlington Northern Sante Fe.......      285,188
     8,250  *Hub Group Inc. CL A................      159,844
     6,275   Kansas City Southern Ind. Inc. ....      308,651
                                                  -----------
                                                      753,683
                                                  -----------

                                                    MARKET
  SHARES          COMMON STOCK                       VALUE
-------------------------------------------------------------
             UTILITIES (0.2%)
     1,000   Montana Power Co. .................  $    56,560
                                                  -----------
             TOTAL COMMON STOCKS (89.7%)
              (COST $22,504,624)................   23,710,107
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             MEDIA & PUBLISHING (0.6%)
     6,600   News Corp. Ltd.....................  $   162,938
                                                  -----------
             TOTAL PREFERRED STOCK (0.6%)
              (COST $162,199)...................  $   162,938
                                                  -----------

   FACE                                             MARKET
  AMOUNT          SHORT-TERM OBLIGATIONS             VALUE
-------------------------------------------------------------
             GOVERNMENT (0.4%)
$   75,000   US Treasury Bills 4.370%
              04/01/99..........................  $    74,217
    25,000   US Treasury Bills 4.450%
              03/25/99..........................       24,761
                                                  -----------
             TOTAL SHORT-TERM OBLIGATIONS (0.4%)
              (COST $98,924)....................  $    98,978
                                                  -----------

   FACE                                             MARKET
  AMOUNT          REPURCHASE AGREEMENTS              VALUE
-------------------------------------------------------------
             FINANCIAL (2.7%)
$  707,000   Star Bank 3.50% due 01/04/99
              repurchase price $707,275
              collateralized by GNMA
              certificates pool# 8375 due
              02/20/24 (Cost $707,000)..........  $   707,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (2.7%)
              (COST $707,000)...................  $   707,000
                                                  -----------
             TOTAL HOLDINGS (93.4%)
              (COST $23,472,747) (a)............  $24,679,023
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (6.6%)................    1,768,126
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $26,447,149
                                                  ===========

---------------

 *  Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

    The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $23,472,747)............  $ 24,679,023
  Cash in bank.............................           993
  Receivable for securities sold...........     1,888,483
  Receivable for fund shares sold..........        22,575
  Dividends and accrued interest
    receivable.............................         8,282
  Other....................................        12,150
                                             ------------
    Total assets...........................    26,611,506
                                             ------------
Liabilities:
  Payable for securities purchased.........       137,120
  Payable for securities redeemed..........         1,707
  Payable for investment management
    services (note 3)......................        16,811
  Other accrued expenses...................         8,719
                                             ------------
    Total liabilities......................       164,357
                                             ------------
Net assets at market value.................  $ 26,447,149
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  2,372,412
  Paid-in capital in excess of par value...    23,142,547
  Accumulated net realized gain on
    investments (note 1)...................      (307,236)
  Net unrealized appreciation on:
    Investments (note 1)...................     1,206,276
    Futures contracts (note 1).............        33,150
                                             ------------
Net assets at market value.................  $ 26,447,149
                                             ============
Shares outstanding (note 4)................     2,372,412
Net asset value per share..................  $      11.15
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest...................................  $   91,865
  Dividends..................................     101,471
                                               ----------
    Total investment income..................     193,336
                                               ----------
Expenses:
  Management fees (note 3)...................     182,408
  Custodian fees (note 3)....................       4,850
  Directors' fees (note 3)...................         851
  Professional fees..........................       3,770
  Accounting and transfer agent fees.........      17,760
  Other......................................       5,337
                                               ----------
    Total expenses...........................     214,976
                                               ----------
    Net investment loss......................  $  (21,640)
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments..............................  $1,799,308
    Futures contracts........................    (357,846)
  Net increase in unrealized appreciation on:
    Investments..............................     341,658
    Futures contracts........................      33,150
                                               ----------
      Net gain on investments................   1,816,270
                                               ----------
      Net increase in net assets from
         operations..........................  $1,794,630
                                               ==========

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                                DECEMBER       DECEMBER
                                                                  31,            31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment (loss).....................................  $    (21,640)  $    (61,720)
  Realized gain on investments and futures contracts........     1,441,462      1,523,817
  Unrealized gain on investments and futures contracts......       374,808        318,599
                                                              ------------   ------------
      Net increase in net assets from operations............     1,794,630      1,780,696
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................             0       (172,523)
  Capital gains distributions...............................    (1,782,997)       (65,296)
                                                              ------------   ------------
      Total dividends and distributions.....................    (1,782,997)      (237,819)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................     7,546,285      8,136,995
  Received from dividends reinvested........................     1,782,997        237,819
  Paid for shares redeemed..................................    (2,786,473)    (2,034,563)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................     6,542,809      6,340,251
                                                              ------------   ------------
         Increase in net assets.............................     6,554,442      7,883,128
Net Assets:
  Beginning of period.......................................    19,892,707     12,009,579
                                                              ------------   ------------
  End of period.............................................  $ 26,447,149   $ 19,892,707
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                                                   APRIL 1,
                                                                 YEARS ENDED DECEMBER 31,          1995 TO
                                                              ------------------------------     DECEMBER 31,
                                                               1998         1997       1996          1995
                                                              ------       ------     ------     ------------
Per share data:
Net asset value, beginning of period........................  $11.09       $10.03     $11.84        $10.00
Income from investment operations:
  Net investment income (loss)..............................   (0.01)       (0.05)      1.64          1.56
  Net realized and unrealized gain (loss) on investments....    0.88         1.29      (1.59)         1.08
                                                              ------       ------     ------        ------
    Total income from investment operations.................    0.87         1.24       0.05          2.64
                                                              ------       ------     ------        ------
Less distributions:
  Dividends from net investment income (loss)...............    0.00        (0.14)     (1.86)        (0.80)
  Distributions from net realized capital gains.............   (0.81)       (0.04)      0.00          0.00
                                                              ------       ------     ------        ------
    Total distributions.....................................   (0.81)       (0.18)     (1.86)        (0.80)
                                                              ------       ------     ------        ------
Net asset value, end of period..............................  $11.15       $11.09     $10.03        $11.84
                                                              ======       ======     ======        ======
Total return................................................    7.84%       12.53%      0.76%        26.95%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.94%        0.97%      1.01%         1.02%(a)
  Ratio of net investment income to average net assets......   (0.09%)      (0.40%)    15.81%        18.18%(a)
Portfolio turnover rate.....................................     203%         193%      1987%         1488%
Net assets at end of period (millions)......................  $ 26.4       $ 19.9     $ 12.0        $  4.0

---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized)

                       THIS PAGE INTENTIONALLY LEFT BLANK

CORE GROWTH PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:

One-year                                    8.82%
Since inception (1/3/97)                    2.74%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We can sum up the second half of 1998 in one word -- volatile. The large-cap indexes hit their summer peak in mid-July, then lost ground through the rest of July and hit a low for the third quarter on the last day of August. In September, stocks staged a healthy rebound, but did not recover to their levels at the end of the second quarter. The market declined significantly in early October, only to rebound even more dramatically through the end of the year.

Throughout the year, small-cap and mid-cap stocks did not participate fully when the market was going up, but they certainly participated when the market went down. We entered the fourth quarter with the S&P 500 Index up 6% and the Russell 2000 Index down 16% for the year -- a remarkable divergence of returns.

We think that smaller stocks will participate more fully in any market increases this year for several reasons. Earnings growth has slowed drastically for the larger companies that make up the S&P 500 Index. At the same time earnings growth in the small and mid-cap universe remains strong and valuations are at or near all time lows. Finally, while emerging market economies continue to be a concern, we believe any improvement in these countries should make investors more willing to hold less liquid stocks.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Citrix Systems Inc.                     3.0
 2.  Guidant Corp.                           2.5
 3.  EMC Corp.                               2.4
 4.  Cisco Systems                           2.2
 5.  Premier Parks                           2.1
 6.  MCI Worldcom                            2.1
 7.  Macromedia                              1.8
 8.  Compuware Corp.                         1.8
 9.  United Rentals Inc.                     1.8
10.  Carnival Corp.                          1.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Computer and Related                      13.9
Medical & Related                         12.7
Electrical Equipment                      10.0
Communications                             8.5
Network Products & Services                7.9

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                   MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         ADVERTISING (1.7%)
800...   *Getty Images Inc. ...................  $    13,750
6,200..  *Outdoor Systems Inc. ................      186,000
                                                 -----------
                                                     199,750
                                                 -----------
         AEROSPACE (0.6%)
2,300..  *Kellstrom Industries.................       66,125
                                                 -----------
         AUTOMOTIVE & RELATED (1.6%)
4,000..  *Harley Davidson, Inc. ...............      189,500
                                                 -----------
         BROADCAST RADIO & TV (3.5%)
1,800..  *Citadel Communications...............       46,575
6,700..  *Fox Entertainment Group..............      168,756
3,100..  *Jacor Communications.................      199,563
                                                 -----------
                                                     414,894
                                                 -----------
         BUSINESS SERVICES (3.9%)
2,800..  *Abacus Direct Corp. .................      127,400
2,900..  *Acxiom Corp. ........................       89,900
2,600..  *Documentum Inc. .....................      138,938
4,700..  *RWD Technologies, Inc. ..............      101,637
                                                 -----------
                                                     457,875
                                                 -----------
         COMMUNICATIONS (8.5%)
10,600.. *Amdocs Ltd. .........................      181,525
3,800..  *American Tower Corp. ................      112,338
2,200..  *Aware Inc. ..........................       59,813
1,700..  *DSET Corp. ..........................       17,637
4,000..  *Geotel Communication Corp. ..........      149,000
2,500..  *Global Crossing......................      112,812
3,400..  *MCI Worldcom Inc. ...................      243,950
3,600..  *Univision Communications.............      130,275
                                                 -----------
                                                   1,007,350
                                                 -----------
         COMPUTER & RELATED (13.9%)
3,700..  *BMC Software Inc. ...................      164,881
3,600..  *Citrix Systems.......................      349,425
2,700..  *Compuware Corp. .....................      210,938
2,800..  *Dell Computer Corp. .................      204,925
3,300..  *EMC Corp. ...........................      280,500
6,400..  *Macromedia Inc. .....................      215,600
1,900..  *Mercury Interactive Corp. ...........      120,175
700...   *Microsoft Corp. .....................       97,081
                                                 -----------
                                                   1,643,525
                                                 -----------
         DRUGS (1.9%)
600...   *Medimmune Inc. ......................       59,662
2,600..  *Watson Pharmaceuticals...............      163,475
                                                 -----------
                                                     223,137
                                                 -----------

                                                   MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
         ELECTRICAL EQUIPMENT (10.0%)
5,000..  *Advanced Micro Devices Inc. .........  $   144,688
2,300..  *Altera Corp. ........................      140,012
4,400..  *Applied Micro Circuits Corp. ........      149,463
6,400..  *Celestica Inc. ......................      158,000
1,800..  Linear Technology.....................      161,213
2,200..  *Transwitch Corp. ....................       85,662
2,900..  *Uniphase Corp. ......................      201,187
3,000..  *Vitesse Semiconductor Corp. .........      136,875
                                                 -----------
                                                   1,177,100
                                                 -----------
         ENTERTAINMENT & LEISURE (4.8%)
 2,400   *Cinar Films Inc......................       60,900
 4,300   Carnival Corp.........................      206,400
8,200..  *Premier Parks........................      248,050
 3,600   *Sunterra Corp........................       54,000
                                                 -----------
                                                     569,350
                                                 -----------
         FINANCIAL SERVICES (1.1%)
 3,600   Newcourt Credit Group Inc.............      125,775
                                                 -----------
         FOOD & RELATED (1.9%)
 3,500   *Suiza Foods Corp.....................      178,281
 1,000   *Whole Food Market Inc................       48,375
                                                 -----------
                                                     226,656
                                                 -----------
         HOUSING, FURNITURE & RELATED (1.2%)
5,100..  *Restoration Hardware                       137,063
                                                 -----------
         INDUSTRIAL SERVICES (1.2%)
 3,000   Waste Management Inc..................      139,875
                                                 -----------
         INTERNET SERVICE PROVIDER (3.9%)
 2,300   America On Line Inc...................      332,925
400...   *Mindspring Enterprises                      24,425
 4,700   *PSINet Inc...........................       98,113
                                                 -----------
                                                     455,463
                                                 -----------
         MACHINERY (2.3%)
 1,200   Danaher Corp..........................       65,175
 6,300   *United Rentals Inc...................      208,687
                                                 -----------
                                                     273,862
                                                 -----------
         MEDICAL & RELATED (12.7%)
 2,400   Cardinal Health Inc...................      182,100
 2,700   Guidant Corp..........................      297,675
 7,950   *Health Management Assoc. Inc.........      171,919
3,400..  *Healthcare Financial Partners........      135,575
 1,200   *Immunex Corp.........................      150,975
 3,000   *Medical Manager Corp.................       94,125
 4,900   *Medquist Inc.........................      193,550
 1,200   Pfizer Inc............................      150,525
 1,400   *Province Healthcare Co...............       50,225
 4,400   *Theragenics Corp.....................       73,975
                                                 -----------
                                                   1,500,644
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                   MARKET
SHARES                COMMON STOCK                  VALUE
------------------------------------------------------------
           NETWORK PRODUCTS & SERVICES (7.9%)
   3,100  *Ascend Communications Inc.............  $   203,825
     900  *Axent Technologies Inc................       27,506
   1,900  *Check Point Software..................       87,044
   2,750  *Cisco Systems.........................      255,234
   2,250  *Network Assoc. Inc....................      149,063
   4,600  *New Era of Networks Inc...............      202,400
                                                   -----------
                                                       925,072
                                                   -----------
           TRANSPORTATION (1.3%)
   4,700  *Motivepower Industries Inc............      151,281
                                                   -----------
           OIL, ENERGY & NATURAL GAS (1.7%)
   5,900  *BJ Services Co. ......................       92,188
   1,700  *Friede Goldman Intl. Inc. ............       19,338
   1,300  *Hanover Compress......................       33,394
   2,300  *Tuboscope Inc. .......................       18,687
   5,200  *Varco International Inc. .............       40,300
                                                   -----------
                                                       203,907
                                                   -----------
           RETAIL (6.0%)
     600  *CDW Computer Centers Inc..............       57,562
   3,000  *Duane Reade Inc.......................      115,500
   3,200   Home Depot Inc........................      195,800
   3,900  *Linens N Things Inc...................      154,537
   4,100  *Staples Inc...........................      179,119
                                                   -----------
                                                       702,518
                                                   -----------
           TOTAL COMMON STOCK
            (91.6%) (COST $8,162,680)............  $10,790,722
                                                   -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (7.3%)
$865,000   Star Bank 3.5% due 01/04/99
           repurchase price $865,336
            collateralized by GNMA certificates
            pool # 837 due 02-20-24
            (cost $865,000).....................  $   865,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (7.3%)
            (COST $865,000).....................  $   865,000
                                                  -----------
           TOTAL HOLDINGS (98.9%)
            (COST $9,017,680) (a)...............  $11,655,722
                                                  -----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (1.1%)...........      125,865
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $11,781,587
                                                  ===========

---------------

 *  Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $9,017,680)..............  $11,655,722
  Cash in bank..............................          441
  Receivable for securities sold............      264,936
  Receivable for fund shares sold...........        2,554
  Dividends and accrued interest
    receivable..............................          192
  Other.....................................           43
                                              -----------
    Total assets............................   11,923,888
                                              -----------
Liabilities:
  Payable for securities purchased..........       51,006
  Payable for shares redeemed...............       77,477
  Payable for investment management services
    (note 3)................................        8,569
  Other accrued expenses....................        5,249
                                              -----------
    Total liabilities.......................      142,301
                                              -----------
Net assets at market value..................  $11,781,587
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,118,017
  Paid-in capital in excess of par value....    9,658,337
  Accumulated net realized loss on
    investments (note 1)....................   (1,632,809)
  Net unrealized appreciation on investments
    (note 1)................................    2,638,042
                                              -----------
Net assets at market value..................  $11,781,587
                                              ===========
Shares outstanding (note 4).................    1,118,017
Net asset value per share...................  $     10.54
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $    47,437
  Dividends.................................        4,679
                                              -----------
    Total investment income.................       52,116
                                              -----------
Expenses:
  Management fees (note 3)..................       96,330
  Custodian fees (note 3)...................        4,825
  Directors' fees (note 3)..................          432
  Professional fees.........................        1,844
  Accounting and transfer agent fees........        8,440
  Other.....................................        2,883
                                              -----------
    Total expenses..........................      114,754
                                              -----------
    Net investment loss.....................  $   (62,638)
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........  $(1,185,242)
  Net increase in unrealized appreciation on
    investments.............................    2,239,047
                                              -----------
      Net gain on investments...............    1,053,805
                                              -----------
      Net increase in net assets from
         operations.........................  $   991,167
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                              ------------    ------------
From operations:
  Net investment loss.......................................  $   (62,638)     $  (11,892)
  Realized loss on investments..............................   (1,185,242)       (447,567)
  Unrealized gain on investments............................    2,239,047         398,995
                                                              -----------      ----------
       Net increase (decrease) in net assets from
        operations..........................................      991,167         (60,464)
                                                              -----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            0          (3,539)
                                                              -----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................    4,380,111      12,368,097
  Received from dividends reinvested........................            0           3,539
  Paid for shares redeemed..................................   (3,133,724)     (2,763,600)
                                                              -----------      ----------
       Increase in net assets derived from capital share
        transactions........................................    1,246,387       9,608,036
                                                              -----------      ----------
          Increase in net assets............................    2,237,554       9,544,033
Net Assets:
  Beginning of period.......................................    9,544,033               0
                                                              -----------      ----------
  End of period.............................................  $11,781,587      $9,544,033
                                                              ===========      ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                1998       1997
                                                              --------    ------
Per share data:
Net asset value, beginning of period........................  $   9.68    $10.00
Loss from investment operations:
  Net investment loss.......................................     (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments....      0.92     (0.30)
     Total income (loss) from investment operations.........      0.86     (0.32)
                                                              --------    ------
Net asset value, end of period..............................  $  10.54    $ 9.68
                                                              ========    ======
Total return................................................      8.82%    (3.08%)
Ratios and supplemental data:
Ratio of expenses to average net assets.....................      1.13%     1.11%
  Ratio of net investment loss to average net assets........     (0.62)%   (0.18)%
Portfolio turnover rate.....................................       134%       65%
Net assets at end of period (millions)......................  $   11.8    $  9.5

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

GROWTH & INCOME PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:

One-year                                      7.09%
Since inception (1/3/97)                     21.05%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Fueled by a strong, snap back rally in the market, the Ohio National Growth & Income Portfolio rose 16.5% in the fourth quarter. The strong rebound helped to mitigate the severe underperformance investors in small and mid-cap stocks endured throughout most of the second and third quarter in 1998.

Having endured a strong market decline in the spring and summer, we positioned the portfolio in a defensive posture entering the fourth quarter. We expanded our weighting to convertible, preferred, and utility shares. That conservative strategy hindered our fourth quarter results, as many stocks rallied strongly from their summer lows.

Looking forward, we maintain some optimism that the small and mid-cap stocks may catch up to the large cap stocks in 1999 after four years of general underperformance. The deflationary forces of excess global capacity coupled with slowing demand from most energy markets have already had a negative effect on the profits of some large-cap multinational companies.
 CHANGE IN VALUE OF $10,000 INVESTMENT

LOGO

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  American Bank Note Holographics
     Inc                                      2.5
 2.  Mediaone Group Inc                       2.1
 3.  Bergen Brunswig Corp                     1.8
 4.  Novell Inc                               1.8
 5.  Millennium Pharmaceuticals               1.7
 6.  System Software Assoc CV                 1.7
 7.  Discreet Logic Inc                       1.7
 8.  Fore Systems Inc                         1.6
 9.  Adelphia Communications-CL A             1.6
10.  Dset Corp                                1.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Communications                             15.1
Computer and Related                       11.4
Medical and Related                         8.7
Networking Products                         8.2
Cable TV                                    7.9

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO

  SCHEDULE OF INVESTMENTS                                      DECEMBER 31, 1998

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             AEROSPACE (1.1%)
     6,500   *Alliant Techsystems Inc...........  $   535,844
                                                  -----------
             BANKING (0.9%)
    15,000   Keycorp............................      480,000
                                                  -----------
             BUSINESS SERVICES (5.5%)
    15,500   *Acnielsen Corp....................      437,875
     5,000   *CSG Systems Intl. Inc.............      395,000
    50,000   *Condor Technology Solutions.......      500,000
    15,000   National Data Corp.................      730,313
    10,000   *Tele-Comm Liberty Media GR-A......      440,133
    12,500   *Usweb Corp........................      329,688
                                                  -----------
                                                    2,833,009
                                                  -----------
             CABLE TV (7.9%)
    18,000   *Adelphia Communications CL A......      823,500
    25,000   *Century Communications CL A.......      792,969
    12,000   Comcast Corp. Special CL A.........      704,250
    22,500   *Mediaone Group Inc................    1,057,500
    12,500   Tele Communications TCI Group
              Ser...............................      691,406
                                                  -----------
                                                    4,069,625
                                                  -----------
             COMMUNICATIONS (12.5%)
    45,500   *Caprock Communications Corp.......      304,281
    16,000   Comsat Corp. Series 1..............      576,000
    40,000   *DIGI International Inc............      445,000
    79,000   *DSET Corp.........................      819,625
   130,000   *Metrocall Inc.....................      568,750
     9,000   *Netscape Communications Corp......      546,750
    20,500   *Pagemart Wireless Inc.............      114,031
    85,000   *Paging Network Inc................      398,438
    10,500   SBC Communications Inc.............      563,062
    17,500   *Skytel Communications Corp........      387,187
     6,000   Sprint Corp........................      504,750
    30,000   Sprint Corp. (PCS GRP).............      693,750
    50,000   *Startec Global Communications
              Corp..............................      481,250
                                                  -----------
                                                    6,402,874
                                                  -----------
             COMPUTER & RELATED (8.3%)
    45,000   *Discreet Logic Inc................      849,375
    15,000   *Electronics For Imaging...........      602,813
     4,500   *EMC Corp. Mass....................      382,500
    20,000   *Hyperion Solutions Corp...........      360,000
    15,000   *Imrglobal Corp....................      441,562
    20,000   *Micron Electronics Inc............      346,250
    14,000   *Seagate Technology Inc............      423,500
    40,000   *Splash Technology Hdgs. Inc.......      297,500
     6,500   *Sun Microsystems Inc..............      556,562
                                                  -----------
                                                    4,260,062
                                                  -----------

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (6.0%)
    75,000   *American Bank Note Holographics
              Inc...............................  $ 1,312,500
    11,500   Philip Morris Cos. Inc.............      615,250
     7,000   Rite Aid Corp......................      346,938
    10,000   Sotheby's Holdings Inc.............      320,000
    20,000   The Warnaco Group Inc..............      505,000
                                                  -----------
                                                    3,099,688
                                                  -----------
             DRUGS (2.5%)
    15,000   *King pharmaceuticals Inc..........      391,875
    35,000   *Millennium Pharmaceuticals........      905,625
                                                  -----------
                                                    1,297,500
                                                  -----------
             ELECTRICAL EQUIPMENT (0.4%)
    10,000   *Conexant Systems Inc..............      177,914
                                                  -----------
             ENTERTAINMENT & LEISURE (1.4%)
    40,000   *Acclaim Entertainment Inc.........      490,000
     7,500   Walt Disney Co.....................      225,000
                                                  -----------
                                                      715,000
                                                  -----------
             FINANCIAL SERVICES (4.7%)
    75,000   *Amresco Inc.......................      656,250
    11,500   Countrywide Credit Ind. Inc........      577,156
     7,500   Fannie Mae.........................      555,000
    25,000   *Golden State Bancorp..............      114,062
    22,500   *Hambrecht & Quist Group...........      510,469
                                                  -----------
                                                    2,412,937
                                                  -----------
             INSURANCE SERVICES (2.1%)
    12,000   Berkley (W.R.) Corp................      408,750
    50,000   *Scottish Life Holdings Ltd........      687,500
                                                  -----------
                                                    1,096,250
                                                  -----------
             MEDIA & PUBLISHING (0.6%)
    20,000   *Ziff-Davis Inc....................      316,250
                                                  -----------
             MEDICAL & RELATED (7.5%)
    20,000   *Alkermes Inc......................      443,750
    17,500   *Alternative Living Services.......      599,375
     3,000   *Amgen Inc.........................      313,688
    27,000   Bergen Brunswig Corp...............      941,625
    40,000   *Brookdale Living Communities......      780,000
    40,000   *Endocardial Solutions Inc.........      400,000
     7,500   *Sunrise Assisted Living Inc.......      389,062
                                                  -----------
                                                    3,867,500
                                                  -----------
             NETWORKING PRODUCTS (8.2%)
    13,000   *3Com Corp.........................      582,563
    46,000   *Adaptec Inc.......................      807,875
    12,000   *Checkpoint Software Tech..........      549,750
    45,000   *Fore Systems Inc..................      824,062
    17,500   *Newbridge Networks Corp...........      531,563
    50,000   *Novell Inc........................      906,250
                                                  -----------
                                                    4,202,063
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (2.6%)
    25,000   AGL Resources Inc..................  $   576,563
   400,000   *Bonus Resource Service............      384,000
    15,750   *Southern Union Co.................      383,906
                                                  -----------
                                                    1,344,469
                                                  -----------
             TRANSPORTATION (0.7%)
    18,000   Knightsbridge Tanker Ltd...........      374,625
                                                  -----------
             UTILITIES (1.1%)
    10,000   Montana Power Co...................      565,625

             RETAIL (6.3%)
    12,500   *BJ's Wholesale Club Inc...........      578,906
    20,000   Claires Stores Inc.................      410,000
    19,000   *Creative Computers Inc............      603,250
    25,000   *Hollywood Entertainment Corp......      681,250
     8,000   *Kroger Co. Inc....................      484,000
    50,000   Pier 1 Imports Inc.................      484,375
                                                  -----------
                                                    3,241,781
                                                  -----------
             TOTAL COMMON STOCK (80.4%)
              (COST $34,175,108)................  $41,293,016

                                                    MARKET
  SHARES     CLOSED-END INVESTMENTS                  VALUE
-------------------------------------------------------------
             FOREIGN (1.2%)
    25,500   Webs-Hong Kong Index Series........  $   239,063
    35,000   Webs-Japan Index Series............      358,750
                                                  -----------
             TOTAL CLOSED-END INVESTMENTS (1.2%)
              (COST $611,042)...................  $   597,813

                                                    MARKET
  SHARES     REAL ESTATE INVESTMENT TRUSTS           VALUE
-------------------------------------------------------------
    50,000   Equity One Inc.....................  $   453,125
    80,000   Canadian Hotel Inc.................      409,600
                                                  -----------
             TOTAL REAL ESTATE INV. TRUSTS
              (1.7%)
              (COST $1,160,929).................  $   862,725
                                                  -----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             COMMUNICATIONS (1.8%)
    24,400   Cellnet Data Systems 7% Conv.......  $   317,200
    15,000   Nextlink Communications Conv.......      592,500
                                                  -----------
                                                      909,700
                                                  -----------
             ELECTRICAL EQUIPMENT (0.8%)
    10,000   Pioneer Standard Electric Conv.....      425,000
                                                  -----------
             HOTEL/LODGING (0.3%)
7,500.....   Servico Inc. 7% Conv. (144A).......      168,750
                                                  -----------

                                                    MARKET
  SHARES     PREFERRED STOCK                         VALUE
-------------------------------------------------------------
             INDUSTRIAL SERVICES (1.0%)
    16,000   Cendant Corp. 7.5% Conv............  $   534,000
                                                  -----------
             METALS & MINING (0.5%)
    15,000   Freeport McMoran Cooper Gold.......      223,125
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.1%)
     1,500   Trans World Airlines 8% Conv.
              (144A)............................       33,750
    11,000   Trans World Airlines $4.625 Conv...      451,000
     3,500   TWA Series A 8.000% Conv...........       78,750
                                                  -----------
                                                      563,500
                                                  -----------
             TOTAL PREFERRED STOCK (5.5%)
              (COST $3,380,844).................  $ 2,824,075
                                                  -----------

   FACE                                             MARKET
  AMOUNT     CONVERTIBLE DEBENTURE                   VALUE
-------------------------------------------------------------
             INDUSTRIAL SERVICES (0.5%)
$  200,000   Alternative Living Services 5.250%
              12/15/02..........................  $   247,250
                                                  -----------
             COMMUNICATIONS (0.8%)
   400,000   Premiere Technology Inc. 5.750%
              07/01/04..........................      208,000
   200,000   Tele-Communications Intl. 4.500%
              02/15/06..........................      213,000
                                                  -----------
                                                      421,000
                                                  -----------
             COMPUTER & RELATED (3.1%)
   250,000   Adaptec Inc. 4.750% 02/01/04.......      194,375
   400,000   Hutchinson Tech 6.000% 03/15/05....      557,000
 1,200,000   System Software Associates 7.000%
              09/15/02..........................      864,000
                                                  -----------
                                                    1,615,375
                                                  -----------
             MEDICAL & RELATED (1.2%)
   100,000   American Retirement Corp. 5.750%
              10/01/02..........................       86,125
   125,000   Assisted Living Concepts 6.000%
              11/01/02..........................      103,125
   600,000   Sabratek Corp. 6.000% 04/15/05.....      405,000
                                                  -----------
                                                      594,250
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.4%)
   250,000   Offshore Logistics Inc. 6.000%
              12/15/03..........................      216,250
                                                  -----------
             RETAIL (0.4%)
   250,000   Nine West Group 5.500% 07/15/03....      197,187
             TRANSPORTATION & EQUIPMENT (0.6%)
   500,000   Halter Marine Inc. 4.500%
              09/15/04..........................      282,500
             TOTAL CONVERTIBLE DEBENTURES (7.0%)
              (COST $3,575,658).................  $ 3,573,812
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

   FACE                                             MARKET
  AMOUNT     REPURCHASE AGREEMENTS                   VALUE
-------------------------------------------------------------
             FINANCIAL (7.6%)
$3,909,000   Star Bank 3.5%, Due 01/04/99
              repurchase price $3,910,520
              collateralized by GNMA
              certificates pool # 8375 due
              02/20/24 (cost $3,909,000)........  $ 3,909,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.6%)
              (COST $3,909,000).................  $ 3,909,000
                                                  -----------
             TOTAL HOLDINGS (103.4%)
              (COST $46,812,581) (a)............  $53,060,441
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (-3.4%)...............   (1,686,935)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $51,373,506
                                                  ===========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $202,500 or 0.4% net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market
     value (note 1) (cost
     $46,812,581)......................  $53,060,441
  Cash in bank.........................          966
  Receivable for securities sold.......    1,144,260
  Receivable for fund shares sold......       10,055
  Dividends and accrued interest
     receivable........................       95,030
  Other................................          144
                                         -----------
     Total assets......................   54,310,896
                                         -----------
Liabilities:
  Payable for securities purchased.....    2,170,331
  Payable for shares redeemed..........      725,090
  Payable for investment management
     services (note 3).................       35,560
  Other accrued expenses...............        6,409
     Total liabilities.................    2,937,390
                                         -----------
Net assets at market value.............  $51,373,506
                                         ===========
Net assets consist of:
  Par value, $1 per share..............  $ 3,768,803
  Paid-in capital in excess of par
     value.............................   44,361,937
  Accumulated net realized loss on
     investments (note 1)..............   (3,005,094)
  Net unrealized appreciation on
     investments (note 1)..............    6,247,860
                                         -----------
Net assets at market value.............  $51,373,506
                                         ===========
Shares outstanding (note 4)............    3,768,803
Net asset value per share..............  $     13.63
                                         ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest...........................    $    308,157
  Dividends..........................         468,381
                                         ------------
     Total investment income.........         776,538
                                         ------------
Expenses:
  Management fees (note 3)...........         323,909
  Custodian fees (note 3)............           7,550
  Directors' fees (note 3)...........           1,059
  Professional fees..................           4,005
  Accounting and transfer agent
     fees............................          23,604
  Other..............................           5,758
                                         ------------
     Total expenses..................         365,885
                                         ------------
     Net investment income...........    $    410,653
Realized and unrealized gain on
  investments:
  Net realized loss from
     investments.....................    ($ 3,005,094)
  Net increase in unrealized
     appreciation on investments.....       5,132,366
                                         ------------
     Net gain on investments.........       2,127,272
                                         ------------
     Net increase in net assets from
       operations....................    $  2,537,925
                                         ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $   410,653    $    83,786
  Realized gain (loss) on investments.......................   (3,005,094)       879,953
  Unrealized gain on investments............................    5,132,366      1,115,494
                                                              -----------    -----------
      Net increase in net assets from operations............    2,537,925      2,079,233
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (411,458)       (83,966)
  Capital gains distributions...............................            0       (881,389)
                                                              -----------    -----------
      Total dividends and distributions.....................     (411,458)      (965,355)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................   35,505,173     17,263,935
  Received from dividends reinvested........................      411,458        965,355
  Paid for shares redeemed..................................   (5,375,872)      (636,888)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................   30,540,759     17,592,402
                                                              -----------    -----------
         Increase in net assets.............................   32,667,226     18,706,280
                                                              -----------    -----------
Net Assets:
  Beginning of period.......................................   18,706,280              0
                                                              -----------    -----------
  End of period.............................................  $51,373,506    $18,706,280
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                  1998           1997
                                                              ------------   ------------
Per share data:
Net asset value, beginning of period........................  $     12.85    $     10.00
Income from investment operations:
  Net investment income.....................................         0.14           0.11
  Net realized and unrealized gain on investments...........         0.77           3.52
                                                              -----------    -----------
    Total income from investment operations.................         0.91           3.63
                                                              -----------    -----------
Less distributions:
  Dividends from net investment income......................        (0.13)         (0.11)
  Distributions from net realized capital gains.............         0.00          (0.67)
                                                              -----------    -----------
    Total distributions.....................................        (0.13)         (0.78)
                                                              -----------    -----------
Net asset value, end of period..............................  $     13.63    $     12.85
                                                              ===========    ===========
Total return................................................         7.09%         36.58%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.97%          0.95%
  Ratio of net investment income to average net assets......         1.09%          1.04%
Portfolio turnover rate.....................................          286%           185%
Net assets at end of period (millions)......................  $      51.4    $      18.7

   The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:
One-year                                    30.00%
Since inception (1/3/97)                    31.03%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

1998 turned out to be a very volatile, but yet another good year for the S&P 500 Index and for your S&P 500 Index Fund. After the 1st seven months of 1998, we had seen two months of negative returns, but good overall gains of nearly 16.50% for the S&P Index. In August, however, with negative sentiment leading the way, the market dropped 14.6%, wiping out most of the gains for the year. Next we had strong months in September through December, bringing the index all the way back for a total return of 28.58% for all of 1998, including dividends reinvested back into the index.

Your Ohio National Index Fund mirrored these volatile ups and downs, leading all index funds in return most of the year. It finished the year as the number one index fund in the country, with a total return after expenses of 30.00%, or 1.42% higher than the actual index. The next highest return for "Insurance Products Underlying Funds -- S&P 500 Index Funds," was 28.72% for the year. The highest return for S&P 500 Index Funds -- non-insurance product related -- was 29.34% for the year. Returns are reported by Lipper's analytical review services, ranking over 130 S&P 500 index funds.

1999 is a promising year. Economic growth fundamentals are good, with wage inflation pressures lessening, low interest rates and forecast low inflation. We expect GDP growth to remain strong, though lower than the 3.9% rate for 1998. Year 2000 hiccups will probably occur during 1999, plus some damage from weak Asian and South American economies. As the economy slows from its 3.9% growth rate, expect questions of stock market overvaluation to recur. Ultimately, it will be another volatile year in the stock market, but we expect to be discussing stock market gains with you 12 months from now.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  S&P 500 Depository Shares                3.3
 2.  Johnson & Johnson                        2.5
 3.  Cisco Systems Inc                        2.2
 4.  Merck & Co Inc                           2.1
 5.  Microsoft Corp                           1.8
 6.  AT&T Corp                                1.7
 7.  Chase Manhattan Corp                     1.6
 8.  SBC Communications                       1.5
 9.  Oracle Corp                              1.4
10.  Exxon Corp                               1.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Computer & Related                          9.6
Communications                              5.8
Banking                                     4.4
Consumer Products                           3.9
Drugs                                       3.5

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (1.0%)
     8,700   Allied Signal Inc. ................  $   385,519
    18,000   Boeing Co. ........................      587,250
                                                  -----------
                                                      972,769
                                                  -----------
             AUTOMOTIVE & RELATED (0.4%)
     6,200   Ford Motor Co. ....................      363,863
                                                  -----------
             BANKING (3.9%)
    12,900   Bank One Corp. ....................      658,706
    15,900   BankBoston Corp. ..................      619,106
    22,800   Chase Manhattan....................    1,551,825
    12,100   Fifth Third Bancorp................      862,881
                                                  -----------
                                                    3,692,518
                                                  -----------
             CABLE TV (0.7%)
    13,400   MediaOne Group Inc. ...............      629,800
                                                  -----------
             CHEMICALS (1.0%)
    20,000   Monsanto Corp. ....................      950,000
                                                  -----------
             COMMUNICATIONS (5.8%)
    21,500   AT&T Corp. ........................    1,617,875
    11,500   *Airtouch Communications...........      829,438
    19,200   Ameritech Corp. ...................    1,216,800
     6,900   Motorola Corp. ....................      421,331
    25,600   SBC Communications Inc. ...........    1,372,800
                                                  -----------
                                                    5,458,244
                                                  -----------
             COMPUTER & RELATED (9.6%)
    22,300   *Cisco Systems.....................    2,069,719
    18,000   Compaq Computer Corp. .............      754,875
    13,500   Hewlett-Packared Co. ..............      922,219
    10,400   Intel Corp. .......................    1,233,050
     6,000   Intl. Business Machines............    1,108,500
    12,000   *Microsoft Corp. ..................    1,664,250
    31,000   *Oracle Corp. .....................    1,336,875
                                                  -----------
                                                    9,089,488
                                                  -----------
             CONSUMER PRODUCTS (4.4%)
    28,000   Johnson & Johnson..................    2,348,500
    14,600   Philip Morris Co. Inc. ............      781,100
    11,000   Procter & Gamble Co. ..............    1,004,438
                                                  -----------
                                                    4,134,038
                                                  -----------
             DRUGS (3.5%)
     4,000   *Amgen Inc. .......................      418,250
    13,300   Merck & Co. Inc. ..................    1,964,244
    16,600   Schering-Plough....................      917,150
                                                  -----------
                                                    3,299,644
                                                  -----------
             DURABLE GOODS (0.2%)
     4,600   Gillette Co. ......................      222,237
                                                  -----------
             ELECTRICAL EQUIPMENT (2.9%)
    22,000   Edison International...............      613,250
    11,500   General Electric Co. ..............    1,173,719
    11,900   Honeywell Inc. ....................      896,219
                                                  -----------
                                                    2,683,188
                                                  -----------

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (0.9%)
    28,000   Disney Walt Co. ...................  $   840,000
                                                  -----------
             FINANCIAL SERVICES (2.8%)
    11,000   American Express Co. ..............    1,124,750
    29,000   Associates First Capital Corp. CL
              A.................................    1,228,875
     7,000   Lehman Brothers Hldg. Inc. ........      308,437
                                                  -----------
                                                    2,662,062
                                                  -----------
             FOOD & RELATED (2.5%)
     9,300   Campbell Soup Co. .................      511,500
    18,500   Coca-Cola Co. .....................    1,237,188
    22,000   Sara Lee Corp. ....................      620,125
                                                  -----------
                                                    2,368,813
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.3%)
     4,800   Weyerhaeuser Co. ..................      243,900
                                                  -----------
             INSURANCE SERVICES (0.9%)
     9,000   American Intl. Group Inc. .........      869,625
                                                  -----------
             MACHINERY (0.6%)
     5,400   Caterpillar Inc. ..................      248,400
     3,800   Tyco International Ltd. ...........      286,662
                                                  -----------
                                                      535,062
                                                  -----------
             MEDICAL & RELATED (0.6%)
    22,000   *Boston Scientific Corp. ..........      589,875
                                                  -----------
             OIL, ENERGY & NATURAL GAS (3.4%)
    17,700   Exxon Corp. .......................    1,294,313
    26,800   Royal Dutch Petroleum Co. .........    1,283,050
     5,200   Schlumberger Ltd. .................      239,850
    13,000   USX-Marathon Group.................      391,625
                                                  -----------
                                                    3,208,838
                                                  -----------
             RESTAURANTS (0.4%)
     4,500   McDonald's Corp. ..................      344,812
                                                  -----------
             RETAIL (2.4%)
    11,500   Dayton Hudson Corp. ...............      623,875
    17,000   Home Depot Inc. ...................    1,040,188
     7,500   Wal-Mart Stores Inc. ..............      610,781
                                                  -----------
                                                    2,274,844
                                                  -----------
             SERVICES (0.8%)
     7,900   *Kroger Co. .......................      477,950
     2,500   Xerox Corp. .......................      295,000
                                                  -----------
                                                      772,950
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.3%)
     7,000   Norfolk Southern Corp. ............      221,812
                                                  -----------
             UTILITIES (0.6%)
     8,500   Duke Energy Corp. .................      544,531
                                                  -----------
             TOTAL COMMON STOCKS (49.9%) (COST
              $39,221,561)......................  $46,972,913
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
             FINANCIAL (3.3%)
    25,400   S&P 500 Depository Shares..........  $ 3,124,200
                                                  -----------
             TOTAL DEPOSITORY SHARES (3.3%)
              (COST $3,057,904).................  $ 3,124,200
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             AEROSPACE (2.7%)
$2,514,000   Allied Signal 5.750% 01/06/99......  $ 2,511,992
                                                  -----------
             AUTOMOTIVE & RELATED (5.8%)
 1,954,000   Ford Motor 5.280% 01/14/99.........    1,950,274
 1,330,000   GM Acceptance Corp. 5.390%
              01/08/99..........................    1,328,606
 2,217,000   Hertz Corp. 5.400% 01/11/99........    2,213,675
                                                  -----------
                                                    5,492,555
                                                  -----------
             COMMUNICATIONS (0.8%)
   781,000   Cincinnati Bell 5.200% 01/04/99....      780,662
                                                  -----------
             FINANCIAL SERVICES (21.7%)
   908,000   American Express Credit Corp.
              5.180% 01/20/99...................      905,518
 1,900,000   American Express Credit Corp.
              5.250% 01/06/99...................    1,898,615
 2,131,000   American General Financial Corp.
              5.410% 01/25/99...................    2,123,314
 1,490,000   Associates Corp. of N. America
              5.020% 01/04/99...................    1,489,377
 2,477,000   BAT Capital Corp. 5.600%
              01/22/99..........................    2,468,908
   740,000   BAT Capital Corp. 5.700%
              01/05/99..........................      739,531
 1,833,000   CIT Group Holding 5.330%
              01/27/99..........................    1,825,944
 2,066,000   Deere & Co. 6.000% 01/04/99........    2,064,967

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES, CONTINUED
$3,162,000   Heller Financial 5.500% 01/19/99...  $ 3,153,304
 2,038,000   Household Finance Corp. 5.330%
              01/13/99..........................    2,034,379
 1,723,000   IBM Credit 5.320% 01/08/99.........    1,721,218
                                                  -----------
                                                   20,425,075
                                                  -----------
             INSURANCE (8.4%)
 2,757,000   AETNA Services 5.550% 01/07/99.....    2,754,450
 1,558,000   Cigna Corp. 5.020% 01/05/99........    1,557,131
 1,700,000   Cigna Corp. 5.250% 01/28/99........    1,693,306
 1,926,000   Prudential Funding 5.330%
              01/21/99..........................    1,920,297
                                                  -----------
                                                    7,925,184
                                                  -----------
             INDUSTRIAL SERVICES (1.6%)
 1,459,000   Fluor Corp. 5.330% 01/12/99........    1,456,624
                                                  -----------
             RETAIL (2.1%)
   535,000   Sears Roebuck 5.380% 01/20/99......      533,480
 1,460,000   Sears Roebuck 5.400% 01/21/99......    1,455,620
                                                  -----------
                                                    1,989,100
                                                  -----------
             UTILITIES (1.6%)
 1,542,000   Dixie Pipeline 5.320% 01/15/99.....    1,538,810
                                                  -----------
             TOTAL SHORT-TERM NOTES (44.7%)
              (COST $42,120,002)................  $42,120,002
                                                  -----------
             TOTAL HOLDINGS (97.9%)
              (COST $84,399,467) (a)............  $92,217,115
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.1%)................    1,940,296
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $94,157,411
                                                  -----------

---------------

 *  Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $84,399,467).............  $92,217,115
  Cash in bank..............................          960
  Receivable for fund shares sold...........    1,155,976
  Receivable for securities sold............      972,913
  Receivable from brokers (note 1)..........    1,989,869
  Dividends and accrued interest
    receivable..............................       56,048
  Other.....................................          662
                                              -----------
    Total assets............................   96,393,543
                                              -----------
Liabilities:
  Payable for securities purchased..........    2,199,061
  Payable for investment management services
    (note 3)................................       29,274
  Other accrued expenses....................        7,797
                                              -----------
    Total liabilities.......................    2,236,132
                                              -----------
Net assets at market value..................  $94,157,411
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,615,166
  Paid-in capital in excess of par value....   77,660,427
  Accumulated net realized loss on
    investments (note 1)....................      (47,118)
  Net unrealized appreciation on:
    Investments (note 1)....................    7,817,648
    Futures contracts (note 1)..............    2,090,500
  Undistributed net investment income.......       20,788
                                              -----------
Net assets at market value..................  $94,157,411
                                              ===========
Shares outstanding (note 4).................    6,615,166
Net asset value per share...................  $     14.23
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $ 1,411,926
  Dividends.................................      383,336
                                              -----------
    Total investment income.................    1,795,262
                                              -----------
Expenses:
  Management fees (note 3)..................      212,478
  Custodian fees (note 3)...................        9,550
  Directors' fees (note 3)..................          936
  Professional fees.........................        4,058
  Accounting and transfer agent fees........       26,500
  Other.....................................        6,401
                                              -----------
    Total expenses..........................      259,923
                                              -----------
    Net investment income...................  $ 1,535,339
                                              -----------
Realized and unrealized gain on investments
  and futures contracts:
  Net realized gain from:
    Investments.............................  $   292,938
    Futures contracts.......................    3,661,222
  Net increase in unrealized appreciation
    on:
    Investments.............................    7,587,930
    Futures contracts.......................    1,981,175
                                              -----------
      Net gain on investments...............   13,523,265
                                              -----------
      Net increase in net assets from
         operations.........................  $15,058,604
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $ 1,535,339    $    617,994
  Realized gain on investments and futures contracts........    3,954,160       1,486,912
  Unrealized gain on investments and futures contracts......    9,569,105         339,043
                                                              ------------   ------------
      Net increase in net assets from operations............   15,058,604       2,443,949
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................   (1,519,364)       (613,181)
  Capital gains distributions...............................   (4,001,278)     (1,486,912)
  Capital gains distributions in excess of realized gains...            0        (108,075)
                                                              ------------   ------------
      Total dividends and distributions.....................   (5,520,642)     (2,208,168)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................   61,751,546      20,644,767
  Received from dividends reinvested........................    5,520,642       2,208,168
  Paid for shares redeemed..................................   (4,725,079)     (1,016,376)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................   62,547,109      21,836,559
                                                              ------------   ------------
         Increase in net assets.............................   72,085,071      22,072,340
                                                              ------------   ------------
Net Assets:
  Beginning of period.......................................   22,072,340               0
                                                              ------------   ------------
  End of period (a).........................................  $94,157,411    $ 22,072,340
                                                              ============   ============
(a) Includes undistributed net investment income of.........  $    20,788    $      4,813
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                YEARS ENDED
                                                               DECEMBER 31,
                                                              ---------------
                                                               1998     1997
                                                              ------   ------
Per share data:
Net asset value, beginning of period........................  $11.73   $10.00
Income from investment operations:
  Net investment income (loss)..............................    0.38    (0.45)
  Net realized and unrealized gain (loss) on investments....    3.09    (2.70)
                                                              ------   ------
    Total income (loss) from investment operations..........    3.47    (3.15)
                                                              ------   ------
Less distributions:
  Dividends from net investment income......................   (0.33)   (0.45)
  Distributions from net realized capital gains.............   (0.64)   (0.91)
  Distributions in excess realized capital gains............    0.00    (0.06)
                                                              ------   ------
    Total distributions.....................................   (0.97)   (1.42)
                                                              ------   ------
Net asset value, end of period..............................  $14.23   $11.73
                                                              ======   ======
Total return................................................   30.00%   31.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    0.49%    0.52%
  Ratio of net investment income to average net assets......    2.89%    5.29%
Portfolio turnover rate.....................................     115%     445%
Net assets at end of period (millions)......................  $ 94.2   $ 22.1

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

SOCIAL AWARENESS PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:

One-year                                   (22.41%)
Since inception (1/3/97)                    (1.24%)

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

As expected, 1998 has turned out to be a volatile period for equity markets. The magnitude of the swings, however, has been surprising. The general market peaked in late April. In response to economic turmoil worldwide, investors sought out highly liquid, blue chip issues and Treasury securities in a flight to quality. As a result, small capitalization issues suffered the eighth 30%+ decline over the past 72 years. Although markets have rebounded since early October, many securities have yet to fully recover. As of year end, the average NASDAQ issue remains 38% off its 52 week high and the average S&P 500 issue remains 19% off its 52 week high.

The Social Awareness Portfolio has been hurt by the market turmoil. The fund normally invests in a range of large, medium and small capitalization issues. Cash positions were slightly over 10% at the end of April. The cash was invested gradually over the next several months, only to feel the brunt of the selloff in August and early October. Issues that normally sell between 15 to 17 times earnings, or in line with estimated future growth rates, sold for 10 times earnings at the end of the third quarter. For the year, positive results from technology and transportation issues were offset by weakness in other areas, most notably capital goods and energy holdings.

In conclusion, markets in 1999 will still experience volatility. Economic conditions world wide are uncertain, but look to be mending. Expectations for corporate profitability could also be too high. We are hopeful smaller and medium capitalization issues will recover to reasonable valuation levels. Clearly, short term results for the Social Awareness Portfolio have been unacceptable. However, prospects remain solid and we are taking some measures which would mitigate some of the fluctuations experienced during the past year.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  LoJack Corp                             5.2
 2.  Boise Cascade                           4.8
 3.  Louis Dreyfus Natural Gas               4.4
 4.  Weyerhaeuser                            3.7
 5.  Reynolds & Reynolds                     3.5
 6.  Alternative Resource                    3.4
 7.  Foundation Health                       3.0
 8.  Source Information Mgmt. Co             2.9
 9.  Manpower                                2.7
10.  Recycling Industries Inc                2.7

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Oil, Energy, and Natural Gas              17.9
Business Services                         17.7
Forestry and Paper Products                8.2
Medical & Related                          6.9
Industrial Services                        6.6

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           BANKING (1.6%)
  12,000   Investors Bancorp.....................  $  106,500
                                                   ----------
           BUSINESS SERVICES (17.7%)
  21,000   *Alternative Resource.................     223,125
  29,000   *LoJack Corp..........................     344,375
   7,000   Manpower..............................     176,312
  16,500   *Source Information Mgmt. Co..........     191,813
  10,000   Reynolds & Reynolds...................     229,375
                                                   ----------
                                                    1,165,000
                                                   ----------
           CHEMICALS (2.3%)
   5,600   Hercules Inc..........................     153,300
                                                   ----------
           COMPUTER & RELATED (5.9%)
  12,300   *Electronic Processing Inc............     123,000
   9,400   *Mapinfo..............................     145,700
   9,500   *Rand A Tech. Canada Mutual Fund......     120,694
                                                   ----------
                                                      389,394
                                                   ----------
           CONSUMER PRODUCTS (5.5%)
   6,900   Polaroid..............................     128,944
   6,800   *Sola International...................     117,300
   7,100   Tupperware............................     116,706
                                                   ----------
                                                      362,950
                                                   ----------
           ELECTRICAL EQUIPMENT (4.8%)
   7,400   *Anixter International................     150,313
   3,800   CTS Corporation.......................     165,300
                                                   ----------
                                                      315,613
                                                   ----------
           FINANCIAL SERVICES (2.3%)
  20,000   Thronburg Mortgage Asset..............     152,500
                                                   ----------
           FOOD & RELATED (1.8%)
   4,300   *Specialty Equipment..................     116,369
                                                   ----------
           FORESTRY & PAPER PRODUCTS (8.2%)
   9,500   Boise Cascade.........................     294,500
   4,800   Weyerhaeuser Co.......................     243,900
                                                   ----------
                                                      538,400
                                                   ----------
           HOTEL/LODGING (1.6%)
   8,700   *Guest Supply.........................     103,856
                                                   ----------
           HOUSING, FURNITURE & RELATED (2.6%)
  12,500   Clayton Homes Inc.....................     172,656
                                                   ----------
           INDUSTRIAL SERVICES (6.6%)
   6,300   IMCO Recycling........................      97,256
  34,700   *Medar Inc............................      39,038
   4,400   Millipore Corp........................     125,125
 175,000   *Recycling Industries Inc.............     175,000
                                                   ----------
                                                      436,419
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           METALS & MINING (4.1%)
   5,600   *Wolverine Tube Inc...................  $  117,600
  12,400   Worthington Industries................     155,000
                                                   ----------
                                                      272,600
                                                   ----------
           MEDICAL & RELATED (6.9%)
  10,000   *Capital Senior Living Corp. .........     139,375
  16,710   *Foundation Health....................     199,476
   5,000   *Quorum Health........................      64,687
   3,000   *Stericycle Inc.......................      48,375
                                                   ----------
                                                      451,913
                                                   ----------
           OIL, ENERGY & NATURAL GAS (17.9%)
   4,000   Kerr Mc Gee...........................     153,000
  20,500   *Louis Dreyfus Natural Gas............     292,125
  18,500   *Matrix Service Co....................      87,875
  25,000   *Meridian Resource Corp...............      79,688
 225,000   *Newstar Resources....................      77,344
   7,000   *Offshore Logistics...................      83,125
  21,900   *Santa Fe Energy Resources............     161,512
  13,500   *Seim Industries Inc. (Norex).........     106,669
   5,100   Transocean Offshore...................     136,743
                                                   ----------
                                                    1,178,081
                                                   ----------
           REAL ESTATE & LEASING (2.0%)
  14,000   Bando McGlocklin Capital Corp.........     134,750
                                                   ----------
           RESTAURANTS (2.1%)
  11,700   *Buffets..............................     139,669
                                                   ----------
           TRANSPORTATION & EQUIPMENT (2.2%)
   3,000   *Atlas Air Inc........................     146,812
                                                   ----------
           TOTAL COMMON STOCK (96.1%) (COST
            $7,633,764)..........................  $6,336,782
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           METALS & MINING (2.2%)
   9,800   Freeport McMoran Copper & Gold........  $  145,775
                                                   ----------
           TOTAL PREFERRED STOCK (2.2%) (COST
            $243,389)............................  $  145,775
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           INDUSTRIAL SERVICES (0.4%)
$ 25,000   Medar Inc. Sr. Sub. Notes 12.950%
            06/30/05.............................  $   25,000
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (0.4%)
            (COST $22,850).......................  $   25,000
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (1.6%)
$107,000   GE Capital 4.700% 01/04/99............  $  106,958
                                                   ----------
           TOTAL SHORT-TERM NOTES (1.6%) (COST
            $106,958)............................  $  106,958
                                                   ----------
           TOTAL HOLDINGS (100.3%) (COST
            $8,006,961) (A)......................  $6,614,515
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (-0.3%)..............................     (23,248)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $6,591,267
                                                   ----------

---------------

 *  Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                December 31,1998

Assets:
  Investments in securities at market value
    (note 1) (cost $8,006,961)...............  $ 6,614,515
  Cash in bank...............................          348
  Receivable for securities sold.............       23,749
  Receivable for fund shares sold............          681
  Dividends and accrued interest
    receivable...............................        7,530
                                               -----------
    Total assets.............................    6,646,823
                                               -----------
Liabilities:
  Payable for shares purchased...............       10,672
  Payable for shares redeemed................       37,049
  Payable for investment management services
    (note 3).................................        3,234
  Other accrued expenses.....................        4,601
                                               -----------
    Total liabilities........................       55,556
                                               -----------
Net assets at market value...................  $ 6,591,267
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   749,078
  Paid-in capital in excess of par value.....    7,856,655
  Accumulated net realized loss on
    investments (note 1).....................     (622,020)
  Net unrealized depreciation on investments
    (note 1).................................   (1,392,446)
                                               -----------
Net assets at market value...................  $ 6,591,267
                                               ===========
Shares outstanding (note 4)..................      749,078
Net asset value per share....................  $      8.80
                                               ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $    20,757
  Dividends.................................       69,258
                                              -----------
    Total investment income.................       90,015
                                              -----------
Expenses:
  Management fees (note 3)..................       40,259
  Custodian fees (note 3)...................        5,065
  Directors' fees (note 3)..................          199
  Professional fees.........................          861
  Accounting and transfer agent fees........        5,622
  Other.....................................        1,371
                                              -----------
    Total expenses..........................       53,377
                                              -----------
    Net investment income...................  $    36,638
                                              -----------
Realized and unrealized gain on investments:
  Net realized loss from investments........  $  (622,020)
  Net increase in unrealized depreciation on
    investments.............................   (1,498,903)
                                              -----------
    Net loss on investments.................   (2,120,923)
                                              -----------
    Net decrease in net assets from
      operations............................  $(2,084,285)
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $    36,638     $   21,619
  Realized gain (loss) on investments.......................     (622,020)       406,600
  Unrealized gain (loss) on investments.....................   (1,498,903)       106,457
                                                              -----------     ----------
      Net increase (decrease) in net assets from
       operations...........................................   (2,084,285)       534,676
                                                              -----------     ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (36,718)       (21,672)
  Capital gains distributions...............................            0       (406,600)
                                                              -----------     ----------
      Total dividends and distributions.....................      (36,718)      (428,272)
                                                              -----------     ----------
From capital share transactions (note 4):
  Received from shares sold.................................    5,521,237      4,461,187
  Received from dividends reinvested........................       36,718        428,272
  Paid for shares redeemed..................................   (1,687,515)      (154,033)
                                                              -----------     ----------
      Increase in net assets derived from capital share
       transactions.........................................    3,870,440      4,735,426
                                                              -----------     ----------
         Increase in net assets.............................    1,749,437      4,841,830
Net Assets:
  Beginning of period.......................................    4,841,830              0
                                                              -----------     ----------
  End of period.............................................  $ 6,591,267     $4,841,830
                                                              ===========     ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               1998        1997
                                                              -------     ------
Per share data:
Net asset value, beginning of period........................  $ 11.40     $10.00
Income from investment operations:
  Net investment income.....................................     0.05       0.09
  Net realized and unrealized gain (loss) on investments....    (2.60)      2.47
                                                              -------     ------
    Total income (loss) from investment operations..........    (2.55)      2.56
                                                              -------     ------
Less distributions:
  Dividends from net investment income......................    (0.05)     (0.07)
  Distributions from net realized capital gains.............     0.00      (1.09)
                                                              -------     ------
    Total distributions.....................................    (0.05)     (1.16)
                                                              -------     ------
Net asset value, end of period..............................  $  8.80     $11.40
                                                              =======     ======
Total return................................................   (22.41)%    25.63%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................     0.81%      0.95%
  Ratio of net investment income to average net assets......     0.55%      0.75%
Portfolio turnover rate.....................................       71%        40%
Net assets at end of period (millions)......................  $   6.6     $  4.8

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

STRATEGIC INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:

One-year                                    (1.42%)
Since inception (1/3/97)                     3.55%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Strategic Income Fund has always been an interesting product. Its concept is unique and our approach conservative in pursuing a high level of income. Last year was successful in terms of maintaining a high-income stream and low NAV volatility. Unfortunately, market dislocations resulted in a negative total return in a calendar year. What happened and how are we reacting? Simply stated, international turmoil resulted in a "crisis of confidence" that drove investors away from risky assets into the safety of U.S. Treasury securities. Yields declined dramatically for Treasury notes, but only slightly for corporates and mbs's. At the peak of despair, corporate bond valuations were priced as if a recession was raging and defaults imminent.

Our fixed income outlook for 1999 includes the following key points: Positive economic growth (2% to 3% for the year) and mild inflation pressures (2%); Bond yields remaining within a 4.5% to 5.5% range; Federal Reserve to lower key short-term rates 25-75 basis points; and improving market liquidity. We also believe REIT's offer tremendous value as evidenced by P/E's close to 10X and revenue growth for most operations are expected to top 8% in 1999.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[STRATEGIC INCOME PORTFOLIO CHART]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  GNMA 7.00% 02/15/28                     4.5
 2.  Occidental Petroleum 10.125%
     09/15/09                                3.1
 3.  NB Cap Trust 8.25% 04/15/27             2.8
 4.  Norfolk Southern Corp 7.70%
     05/15/17                                2.8
 5.  Zurich Cap Trust 8.376% 06/01/37        2.8
 6.  ABM-AMRO Bank N.V. 7.75%
     05/15/23                                2.7
 7.  Lockheed Corp 7.875% 03/15/23           2.7
 8.  Sears Roebuck Accep. Global
     7.00% 06/15/07                          2.7
 9.  Noble Affiliates 8.00% 04/01/27         2.6
10.  Phillip Morris 7.125% 08/15/02          2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                    % of Net Assets
US Government                            19.6
Financial Services                       14.0
REIT's                                   13.2
Oil, Energy, and Natural Gas             10.5
Banking                                   7.8

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (19.6%)
$ 89,864   FNMA 7.500% 09/01/28..................  $   92,364
 100,000   FNMA 6.500% 04/18/25..................     101,515
  88,887   FNMA 9.000% 04/01/16..................      94,053
  79,100   FNMA 7.000% 09/01/27..................      80,732
  55,066   FNMA 7.500% 07/15/21..................      55,744
 101,447   FNMA 7.500% 10/01/24..................     104,268
  75,052   GNMA 7.500% 06/15/27..................      77,468
 175,955   GNMA 7.000% 02/15/28..................     180,189
                                                   ----------
                                                      786,333
                                                   ----------
           BANKING (7.8%)
 100,000   ABM-AMRO Bank N.V. 7.750% 05/15/23....     110,544
  75,000   Banc One Corp. 8.000% 04/29/27........      90,067
 100,000   Nations Bank Capital Trust 8.250%
            04/15/27.............................     113,927
                                                   ----------
                                                      314,538
                                                   ----------
           COMPUTER & RELATED (2.1%)
  80,000   IBM Corp. 6.500% 01/15/28.............      84,694
                                                   ----------
           CONSUMER PRODUCTS (2.6%)
 100,000   Phillip Morris Co. 7.125% 08/15/02....     104,932
                                                   ----------
           FINANCIAL SERVICES (8.0%)
 100,000   Lehman Brothers Holdings 7.125%
            09/15/03.............................     102,611
 100,000   Merrill Lynch & Co. NT 7.000%
            04/27/08.............................     106,744
 100,000   Zurich Capital Trust (144A) 8.376%
            06/01/37.............................     111,391
                                                   ----------
                                                      320,746
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.8%)
  30,000   International Paper Co. 7.625%
            01/15/07.............................      32,657
                                                   ----------
           INDUSTRIAL SERVICES (3.3%)
  25,000   Fort James Corp. NT 6.625% 09/15/04...      25,673
 100,000   Lockheed Corp. NT 7.875% 03/15/23.....     107,256
                                                   ----------
                                                      132,929
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.1%)
 100,000   Noble Affiliates, Inc. 8.000%
            04/01/27.............................     105,723
 100,000   Occidental Petroleum 10.125%
            09/15/09.............................     125,103
  75,000   Transcanada Pipeline 9.875%
            01/01/21.............................      96,193
                                                   ----------
                                                      327,019
                                                   ----------
           REAL ESTATE & LEASING (4.8%)
  95,000   Meditrust NT 7.600% 07/15/01..........      91,130
 100,000   Spieker Properties Inc. 7.125
            12/01/06.............................     100,622
                                                   ----------
                                                      191,752
                                                   ----------
           RETAIL (4.6%)
  75,000   JC Penney Inc. 9.450% 07/15/02........      78,748
 100,000   Sears Roebuck Acceptance Global 7.000%
            06/15/07.............................     107,143
                                                   ----------
                                                      185,891
                                                   ----------
           TRANSPORTATION & EQUIPMENT (2.8%)
 100,000   Norfolk Southern Corp. 7.700%
            05/15/17.............................     113,825
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (4.0%)
$100,000   Duke Power Co. 7.875% 05/01/24........  $  104,276
  50,000   GTE Corp. 7.830% 05/01/23.............      54,732
                                                   ----------
                                                      159,008
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (68.5%)
            (COST $2,709,523)....................  $2,754,324
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   1,000   American Health Properties Inc........  $   20,625
   1,375   Glimcher Realty Trust SBI.............      21,570
     603   Healthcare Realty Trust Inc...........      13,454
   1,000   Highwoods Properties Inc..............      25,750
     190   Hospitality Properties Trust..........       4,584
   2,700   IMPAC Mortgage Holdings...............      12,319
     358   LTC Healthcare Inc....................         940
   3,581   LTC Properties Inc....................      59,534
   1,750   Meditrust.............................      26,469
   2,500   National Health Investors Inc.........      61,719
   3,300   Omega Healthcare Investments Inc......      99,619
     644   Pennsylvania Real Estate Invs.........      12,518
   3,400   Summit Properties Inc.................      58,650
   4,994   Thornburg Mtg. Asset Corp.............      38,079
   3,000   Town & Country Trust..................      48,187
   6,600   Winston Hotels Inc....................      54,037
                                                   ----------
                                                      558,054
                                                   ----------
           TOTAL REAL ESTATE INVEST. TRUSTS
            (13.9%) (COST $763,852)..............  $  558,054
                                                   ----------

                                                     MARKET
 SHARES       CLOSED-END INVESTMENT COMPANIES        VALUE
-------------------------------------------------------------
   6,900   First Commonwealth Fund Inc...........  $   73,744
  11,000   Kleinworth Benson Australian Fund.....      72,187
                                                   ----------
                                                      145,931
                                                   ----------
           TOTAL INVESTMENT COMPANIES (3.6%)
            (COST $184,077)......................  $  145,931
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           HOTEL/LODGING (1.2%)
   4,000   RFS Hotels Invs. Inc..................  $   49,000
                                                   ----------
           OIL, ENERGY & NATURAL GAS (0.4%)
   1,000   Occidental Pete. Corp.................      16,876
                                                   ----------
           TOTAL COMMON STOCK (1.6%) (COST
            $66,997).............................  $   65,876
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.6%)
   2,500   Citigroup Cap I......................  $    64,219
   3,000   PLC Capital Trust I 8.25%............       78,562
                                                  -----------
                                                      142,781
                                                  -----------
           OIL, ENERGY & NATURAL GAS (1.9%)
   3,000   Enron Capital Trust I 8.3%...........       76,688
                                                  -----------
           REAL ESTATE & LEASING (1.6%)
   2,500   Kimco Realty Corp. 8.5%..............       63,437
                                                  -----------
           UTILITIES (1.6%)
   2,500   Detroit Edison Co. 7.375%............       62,656
                                                  -----------
           TOTAL PREFERRED STOCK (8.6%)
            (COST $343,149).....................  $   345,562
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (2.7%)
$107,000   Star Bank 3.50% due 01/04/99
            repurchase price 107,042
            collateralized by GNMA certificates
            pool #8375 due 02/20/24 (Cost
            $107,000)...........................  $   107,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.7%)
            (COST $107,000).....................  $   107,000
                                                  -----------
           TOTAL HOLDINGS (98.9%)
            (COST $4,174,598) (a)...............  $ 3,976,747
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.1%)..................       42,766
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 4,019,513
                                                  ===========

---------------

   (a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $111,391 or 2.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $4,174,598)...............  $ 3,976,747
  Cash in bank...............................          303
  Dividends and accrued interest
    receivable...............................       52,700
                                               -----------
    Total assets.............................    4,029,750
                                               -----------
Liabilities:
  Payable for shares redeemed................           75
  Payable for investment management services
    (note 3).................................        2,736
  Other accrued expenses.....................        7,426
                                               -----------
    Total liabilities........................       10,237
                                               -----------
Net assets at market value...................  $ 4,019,513
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   430,177
  Paid-in capital in excess of par value.....    3,884,217
  Accumulated net realized loss on
    investments (note 1).....................      (97,030)
  Net unrealized depreciation on investments
    (note 1).................................     (197,851)
                                               -----------
Net assets at market value...................  $ 4,019,513
                                               ===========
Shares outstanding (note 4)..................      430,177
Net asset value per share....................  $      9.34
                                               ===========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest....................................  $ 179,398
  Dividends...................................    134,171
                                                ---------
    Total investment income...................    313,569
                                                ---------
Expenses:
  Management fees (note 3)....................     30,384
  Custodian fees (note 3).....................      4,825
  Directors' fees (note 3)....................        269
  Professional fees...........................        737
  Accounting and transfer agent fees..........      7,256
  Other.......................................      1,231
                                                ---------
    Total expenses............................     44,702
                                                ---------
    Net investment income.....................  $ 268,867
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $ (97,030)
  Net increase in unrealized depreciation on
    investments...............................   (230,070)
                                                ---------
    Net loss on investments...................   (327,100)
                                                ---------
    Net decrease in net assets from
      operations..............................  $ (58,233)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $   268,867      $  166,446
  Realized gain (loss) on investments.......................      (97,030)          3,690
  Unrealized gain (loss) on investments.....................     (230,070)         32,219
                                                              -----------      ----------
      Net increase in net assets from operations............      (58,233)        202,355
                                                              -----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (269,685)       (165,770)
  Capital gains distributions...............................       (1,157)         (2,533)
                                                              -----------      ----------
      Total dividends and distributions.....................     (270,842)       (168,303)
                                                              -----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................    1,160,301       3,110,382
  Received from dividends reinvested........................      270,842         168,303
  Paid for shares redeemed..................................     (333,046)        (62,246)
                                                              -----------      ----------
      Increase in net assets derived from capital share
       transactions.........................................    1,098,097       3,216,439
                                                              -----------      ----------
         Increase in net assets.............................      769,022       3,205,491
Net Assets:
  Beginning of period.......................................    3,250,491               0
                                                              -----------      ----------
  End of period (a).........................................  $ 4,019,513      $3,205,491
                                                              ===========      ==========
(a) Includes undistributed net investment income of.........  $         0      $      676
                                                              ===========      ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               1998        1997
                                                              ------      ------
Per share data:
Net asset value, beginning of period........................  $10.16      $10.00
Income from investment operations:
  Net investment income.....................................    0.68        0.71
  Net realized and unrealized gain (loss) on investments....   (0.82)       0.13
                                                              ------      ------
    Total income (loss) from investment operations..........   (0.14)       0.84
                                                              ------      ------
Less distributions:
  Dividends from net investment income......................   (0.68)      (0.67)
  Distributions from net realized capital gains.............    0.00       (0.01)
                                                              ------      ------
    Total distributions.....................................   (0.68)      (0.68)
                                                              ------      ------
Net asset value, end of period..............................  $ 9.34      $10.16
                                                              ======      ======
Total return................................................   (1.42)%      8.74%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.18%       1.30%
  Ratio of net investment income to average net assets......    7.12%       7.04%
Portfolio turnover rate.....................................     104%        102%
Net assets at end of period (millions)......................  $  4.0      $  3.2

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

STELLAR PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Stellar Portfolio seeks to maximize total return by investing approximately 15% to 25% of its assets in each of the following categories: domestic equities, domestic bonds, foreign securities, real estate securities, and precious metal and/or money market securities.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:

One-year                                     2.92%
Since inception (1/3/97)                     6.28%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The prevailing market conditions were ideal for investors in the Stellar portfolio. The Fund insulated shareholders from much of the volatility in equity prices, while benefiting in performance terms from the rally in bond prices. The REIT portfolio suffered the most severe damage during the second and third quarters, due principally to a change in the tax code and slowing growth for the group. The domestic equity portfolio was the most volatile and rewarding. The key to success in the U.S. was the decision to focus on large capitalization growth companies. This subset of the market moved to higher valuation levels throughout the year, as investors became more and more concerned about a decline in revenue growth.

Investor expectations for 1999 are still out of line with reality. As we have seen thus far in 1998, the market reacts violently to disappointments and tends to overreact in both the positive and negative. We believe that the market must adjust expectations for earnings growth in 1999 to reflect the slowing manufacturing activity and the rising costs in the services sector, but still positive year over year growth.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  FNMA Med Term NT 6.03% 05/07/01          4.7
 2.  Mack Cali Realty Corp                    3.8
 3.  Kimco Realty Corp                        3.7
 4.  FJLMC 7.92% 06/29/11                     3.7
 5.  FNMA 6.21% 11/07/07                      3.0
 6.  Catellus Development                     2.2
 7.  GNMA Pool 447728 7.50% 06/15/27          2.1
 8.  BRE Properties CL A                      2.1
 9.  Vornado Realty Trust                     2.1
10.  New Plan Excel Realty Trust              2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
REIT's                                     20.9
CMO's                                      13.5
Closed-End Investment Companies             9.3
Computer and Related                        3.5
Oil, Energy, and Natural Gas                3.5

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             AEROSPACE (0.3%)
       200   Comair Holdings Inc. ..............  $     6,750
       100   *Continental Airlines CL B.........        3,350
                                                  -----------
                                                       10,100
                                                  -----------
             AUTOMOTIVE & RELATED (0.2%)
       200   Paccar Inc. .......................        8,225
                                                  -----------
             BANKING (1.1%)
       127   Bank One Corp. ....................        6,485
       200   Bankboston Corp. ..................        7,787
       220   Charter One Financial Inc. ........        6,105
       200   Fleet Financial....................        8,938
        80   Texas Regl Bancshare Inc. CL A.....        2,005
       200   Wells Fargo Co. ...................        7,987
                                                  -----------
                                                       39,307
                                                  -----------
             BUSINESS SERVICES (0.6%)
       200   *American Mgmt. Systems Inc. ......        8,000
       150   Deluxe Corp. ......................        5,484
       200   *Fiserv Inc. ......................       10,288
                                                  -----------
                                                       23,772
                                                  -----------
             CHEMICALS (0.1%)
       125   Lyondell Petro Chemical Co. .......        2,250
                                                  -----------
             COMMUNICATIONS (0.4%)
       187   *MCI Worldcom Inc. ................       13,387
                                                  -----------
             COMPUTER & RELATED (3.5%)
       200   *Cisco Systems Inc. ...............       18,563
       200   Computer Sciences Corp. ...........       12,887
       200   *EMC Corp. ........................       17,000
       100   Honeywell Inc. ....................        7,531
       150   Intel Corp. .......................       17,784
       100   *Lexmark Intl. Group Inc. CL A.....       10,050
       100   *Microsoft Corp. ..................       13,869
       200   *Network Associates Inc. ..........       13,250
       200   *Sun Microsystems Inc. ............       17,125
                                                  -----------
                                                      128,059
                                                  -----------
             CONSUMER PRODUCTS (0.1%)
       100   Gillette Co. ......................        4,831
                                                  -----------
             DRUGS (0.8%)
       125   Warner Lambert Co. ................        9,398
       300   *Waston Pharmaceuticals Inc........       18,863
                                                  -----------
                                                       28,261
                                                  -----------
             ELECTRICAL EQUIPMENT (0.4%)
       225   *Benchmark Electronics Inc.........        8,241
       100   Johnson Controls Inc. .............        5,900
                                                  -----------
                                                       14,141
                                                  -----------
             ENTERTAINMENT & LEISURE (0.2%)
       200   The Walt Disney Co. ...............        6,000
                                                  -----------

                                                      MARKET
  SHARES               U.S. COMMON STOCK               VALUE
---------------------------------------------------------------
             FINANCIAL SERVICES (1.2 %)
       100   American Express Co. ................  $    10,225
       200   Associates First Capital CL A........        8,475
       200   Fannie Mae-Federal National Mgmt. ...       14,800
       150   Morgan Stanley Dean Witter & Co. ....       10,650
                                                    -----------
                                                         44,150
                                                    -----------
             FOOD & RELATED (0.4%)
       300   Flemming Cos.........................        3,112
       150   Pepsico Inc. ........................        6,141
       200   Sara Lee Corp. ......................        5,638
                                                    -----------
                                                         14,891
                                                    -----------
             HOUSING, FURNITURE & RELATED (0.7%)
       275   *American Homestar Corp. ............        4,125
       650   *International Comfort Products......        5,200
       300   Parker Hannifin Corp. ...............        9,825
       219   *Palm HBR Homes Inc..................        5,516
                                                    -----------
                                                         24,666
                                                    -----------
             INDUSTRIAL SERVICES (0.3%)
       260   Ecolab Inc...........................        9,409
                                                    -----------
             INSURANCE SERVICES (0.8%)
       100   Allmerica Financial Corp. ...........        5,788
       100   American Intl. Group.................        9,663
       112   AON Corp. ...........................        6,202
       150   ITT Hartford.........................        8,231
                                                    -----------
                                                         29,884
                                                    -----------
             MEDICAL & RELATED (1.0%)
       200   Allegiance Corp. ....................        9,325
       150   Guidant Corp. .......................       16,538
       300   *Quorum Health Group.................        3,881
       225   *Tenet Healthcare Corp. .............        5,906
                                                    -----------
                                                         35,650
                                                    -----------
             METAL & MINING (0.2%)
       100   Aluminum Co. America.................        7,456
                                                    -----------
             OIL, ENERGY & NATURAL GAS (1.6%)
       500   *BJ Services Co. ....................        7,813
       200   Coastal Corp. .......................        6,988
       100   Diamond Offshore Drilling............        2,369
       200   Ensco International Inc. ............        2,137
       300   *Global Marine Inc. .................        2,756
       100   Mobil Corp. .........................        8,712
       200   Schlumberger Ltd.....................        9,225
       250   Tosco Corp. .........................        6,469
       200   Texaco Inc. .........................       10,575
                                                    -----------
                                                         57,044
                                                    -----------
             REAL ESTATE & LEASING (2.4%)
     5,500   *Catellus Development Corp. .........       78,719
       275   D R Horton Inc. .....................        6,325
       110   *Vornado Operating Inc. .............          887
                                                    -----------
                                                         85,931
                                                    -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                      MARKET
  SHARES               U.S. COMMON STOCK               VALUE
---------------------------------------------------------------
             RETAIL (1.5%)
       200   American Stores Co. .................  $     7,388
       250   Dayton Hudson Corp. .................       13,563
       150   Gap Inc..............................        8,437
       200   *Kohls Corp. ........................       12,287
       250   Lowe's Cos...........................       12,797
                                                    -----------
                                                         54,472
                                                    -----------
             UTILITIES (0.2%)
        75   General Electric Co. ................        7,653
                                                    -----------
             TOTAL COMMON STOCK (18.0%)
              (COST $521,946).....................  $   649,539
                                                    -----------

                                                    MARKET
  SHARES       REAL ESTATE INVESTMENT TRUSTS        VALUE
-------------------------------------------------------------
     1,800   Apartment Inv.. & Mgmt. Co. CL
              A................................  $     66,938
     3,000   BRE Properties CL A...............        74,250
     3,250   Brandywine Realty Trust...........        58,094
     2,500   Glenborough Realty Trust Inc......        50,937
     3,400   Kimco Realty Corp. ...............       134,938
     3,400   Kroger Equity Inc. ...............        58,437
     4,425   Mack Cali Realty Corp. ...........       136,622
       400   Manufactured Home Communities.....        10,025
     3,200   New Plan Excel Realty Trust.......        71,000
       800   Reckson Assoc. Realty Corp. ......        17,750
     2,400   US Restaurants Properties.........        58,350
     2,200   Vornado Realty Trust..............        74,250
                                                 ------------
             TOTAL REAL ESTATE INVESTMENT
              TRUSTS (22.4%) (COST $878,705)...  $    811,591
                                                 ------------

                                                    MARKET
  SHARES      CLOSED-END INVESTMENT COMPANIES       VALUE
-------------------------------------------------------------
       500   Argentina Fund Inc................  $      4,500
       300   Brazil Fund Inc...................         3,262
     3,000   Central European Value Fund.......        31,125
       800   Chile Fund Inc....................         7,250
       875   First Commonwealth Fund Inc.......         9,352
     2,200   France Growth Fund................        29,975
     5,000   Hancock Patriot Prem. Div. Fund
              II...............................        59,688
     1,500   Irish Investment Fund Inc.........        30,563
     2,200   *Japan Webs Index Series..........        22,550
     5,000   Kleinworth Benson Austral. Inc.
              Fund.............................        32,812
       650   Mexico Fund Inc...................         7,272
     2,000   Swiss Helvetia Fund...............        32,000
       300   Templeton Emerging Mkts. Fund.....         2,887
     5,000   Templeton Global Govt. Fund.......        33,125
     2,000   United Kingdom Fund...............        28,875
                                                 ------------
             TOTAL CLOSED END INVESTMENT CO.
              (9.3%) (COST $391,526)...........  $    335,236
                                                 ------------

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
             FINANCIAL (1.9%)
       550   S&P 500 Depository Shares.........  $     67,650
                                                 ------------
             TOTAL DEPOSITORY SHARES (1.9%)
              (COST $61,326)...................  $     67,650
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             ARGENTINA (0.2%)
             OIL, ENERGY & NATURAL GAS
       200   YPF Sociedad Anonima Spon ADR.....  $      5,588
                                                 ------------
             AUSTRALIA (0.7%)
             BANKING
       350   Nat'l. Australia Bank LTD ADR.....        26,053
                                                 ------------
             CANADA (0.8%)
             METALS & MINING
       500   Alcan Aluminum Ltd................        13,531
             TRANSPORTATION
       775   Canadian Pacific Ltd..............        14,628
                                                 ------------
             TOTAL CANADA......................        28,159
                                                 ------------
             DENMARK (0.9%)
             CHEMICALS
       500   Novo-Nordisk AS ADR...............        33,250
                                                 ------------
             FINLAND (0.7%)
             COMMUNICATIONS
       200   *Nokia Corp. Sponsored ADR........        24,088
                                                 ------------
             GERMANY (0.7%)
             AUTOMOTIVE & RELATED
       251   *DaimlerChrysler AG Spon ADR......        24,112
                                                 ------------
             ITALY (0.3%)
             CONSUMER PRODUCTS
       875   Luxottica Group ADR...............        10,500
                                                 ------------
             JAPAN (0.4%)
             ELECTRICAL EQUIPMENT
       100   Hitachi Ltd. ADR..................         6,044
       125   Sony Corp. .......................         8,969
                                                 ------------
                                                       15,013
                                                 ------------
             NETHERLANDS (1.1%)
             ELECTRICAL EQUIPMENT
       350   Phillips NV.......................        23,691
                                                 ------------
             OIL, ENERGY & NATURAL GAS
       350   Royal Dutch Petroleum Co. ........        16,756
                                                 ------------
             TOTAL NETHERLANDS.................        40,447
                                                 ------------
             NORWAY (0.3%)
             CHEMICALS
       350   Norsk Hydro AS Spon ADR...........        11,966
                                                 ------------
             SWEDEN (0.5%)
             AUTOMOTIVE & RELATED
       737   Volvo Aktiebolaget Ser B ADR......        17,181
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             SPAIN (1.6%)
             BANKING
       510   Banco de Santander ADR............  $     10,073
             OIL, ENERGY & NATURAL GAS
       850   Repsol SA Spon. ADR...............        46,431
                                                 ------------
             TOTAL SPAIN.......................        56,504
                                                 ------------
             UNITED KINGDOM (1.6%)
             COMMUNICATIONS
       850   Cable & Wireless Pub. Ltd.........        31,236
       175   Vodafone Group Spon. ADR..........        28,197
                                                 ------------
                                                       59,433
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (9.8%)
              (COST $275,585)..................  $    352,294
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
-------------------------------------------------------------
             BANKING (1.4%)
     1,000   Banco Bilbao Vizcaya (Spain) 8%...  $     26,375
     1,000   BankUnited Cap II 9.6%............        25,250
                                                 ------------
                                                       51,625
                                                 ------------
             FINANCIAL SERVICES (1.0%)
     1,500   MSDW Capital Trust I 7.1%.........        37,969
                                                 ------------
             REAL ESTATE & LEASING (0.4%)
       540   Kimco Realty Corp. CL D Conv......        13,972
                                                 ------------
             UTILITIES (0.9%)
     1,200   HL&P Cap Trust I 8.125%...........        31,275
                                                 ------------
             TOTAL PREFERRED STOCK (3.7%)
              (COST $130,927)..................  $    134,841
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (15.1%)
$  100,000   FNMA 6.210% 11/07/07..............  $    106,568
   125,000   Federal Home Loan Mortgage 7.920%
              06/29/11.........................       132,316
   170,000   FNMA 6.030% 05/07/01..............       170,626
    75,052   GNMA 7.500% 06/15/27..............        77,468
    50,000   US Treasury Note 7.250%
              05/15/04.........................        56,047
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (15.1%) (COST $530,436)..........  $    543,025
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (19.3%)
$  696,000   Star Bank 3.5% 01/04/99 repurchase
              price $696,271 collateralized by
              GNMA certificates pool #8375 due
              02/20/24 (Cost $696,000).........  $    696,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS
              (19.3%) (COST $696,000)..........  $    696,000
                                                 ------------
             TOTAL HOLDINGS (99.5%)
              (COST $3,486,451)................  $  3,590,176
                                                 ------------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (0.5%)........        14,800
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $  3,604,976
                                                 ============

---------------

 *  Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $2,790,451)...............  $2,894,176
  Repurchase agreements (note 1) (cost
    $696,000)................................     696,000
  Cash in bank...............................         275
  Dividends and accrued interest
    receivable...............................      23,010
                                               ----------
    Total assets.............................   3,613,461
                                               ----------
Liabilities:
  Payable for shares redeemed................          51
  Payable for investment management services
    (note 3).................................       3,027
  Other accrued expenses.....................       5,407
                                               ----------
    Total liabilities........................       8,485
                                               ----------
Net assets at market value...................  $3,604,976
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  341,443
  Paid-in capital in excess of par value.....   3,164,357
  Accumulated net realized gain on
    investments (note 1).....................      (6,321)
  Net unrealized appreciation on investments
    (note 1).................................     103,725
  Undistributed net investment income........       1,772
                                               ----------
Net assets at market value...................  $3,604,976
                                               ==========
Shares outstanding (note 4)..................     341,443
Net asset value per share....................  $    10.56
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest...................................  $   64,711
  Dividends..................................      98,004
                                               ----------
    Total investment income..................     162,715
                                               ----------
Expenses:
  Management fees (note 3)...................      32,977
  Custodian fees (note 3)....................       4,825
  Directors' fees (note 3)...................         269
  Professional fees..........................         737
  Accounting and transfer agent fees.........       6,982
  Other......................................       1,244
                                               ----------
    Total expenses...........................      47,034
                                               ----------
    Net investment income....................  $  115,681
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........  $   20,231
  Net decrease in unrealized appreciation on
    investments..............................     (54,343)
                                               ----------
      Net loss on investments................     (34,112)
                                               ----------
      Net increase in net assets from
         operations..........................  $   81,569
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STELLAR PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................   $  115,681     $   73,156
  Realized gain (loss) on investments.......................       20,231        (11,917)
  Unrealized gain (loss) on investments.....................      (54,343)       158,068
                                                               ----------     ----------
      Net increase in net assets from operations............       81,569        219,307
                                                               ----------     ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (114,147)       (72,918)
  Capital gains distributions...............................      (14,635)             0
                                                               ----------     ----------
      Total Distributions...................................     (128,782)       (72,918)
                                                               ----------     ----------
From capital share transactions (note 4):
  Received from shares sold.................................    1,063,702      2,644,507
  Received from dividends reinvested........................      128,782         72,918
  Paid for shares redeemed..................................     (346,843)       (57,267)
                                                               ----------     ----------
      Increase in net assets derived from capital share
       transactions.........................................      845,641      2,660,158
                                                               ----------     ----------
         Increase in net assets.............................      798,428      2,806,548
Net Assets:
  Beginning of period.......................................    2,806,548              0
                                                               ----------     ----------
  End of period (a).........................................   $3,604,976     $2,806,548
                                                               ==========     ==========
(a) Includes undistributed net investment income of.........   $    1,772     $      238
                                                               ==========     ==========

 FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                              ----------------
                                                               1998      1997
                                                              ------    ------
Per share data:
Net asset value, beginning of period........................  $10.65    $10.00
Income from investment operations:
  Net investment income.....................................    0.37      0.32
  Net realized and unrealized gain (loss) on investments....   (0.07)     0.64
    Total income from investment operations.................    0.30      0.96
                                                              ------    ------
Less distributions:
  Dividends declared........................................   (0.35)    (0.31)
  Distributions from net realized capital gains.............   (0.04)     0.00
    Total distributions.....................................   (0.39)    (0.31)
                                                              ------    ------
Net asset value, end of period..............................  $10.56    $10.65
                                                              ======    ======
Total return................................................    2.92%     9.70%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.43%     1.54%
  Ratio of net investment income to average net assets......    3.53%     3.07%
Portfolio turnover rate.....................................      81%       17%
Net assets at end of period (millions)......................  $  3.6    $  2.8

   The accompanying notes are an integral part of these financial statements.

RELATIVE VALUE PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:
One-year                                    20.72%
Since inception (1/3/97)                    24.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the past twelve months, the equity market saw significant volatility due to concerns over Asia, corporate earnings, and the turmoil in the White House. How did the portfolio perform versus the average growth and income fund? By adhering to the tenets of the valuation process employed by the fund, the securities selected are typically those which exhibit a higher degree of operating and financial stability. During volatile periods in the market, stocks possessing these attributes command a premium in valuation as a "flight to quality" intensifies demand for these stocks. For the twelve months ending November 30, 1998 the Relative Value Fund generated a total rate in excess of 16% on a net asset value basis. This compares to an 11.61% return for the average growth and income fund as reported by Lipper Analytical Services, Inc.

As we look to 1999, we forecast a slow growth economic environment where inflation continues to remain benign and corporate earnings growth slows to single digit increases. Technology and healthcare will continue to provide market leadership in the fund and we will continue to pursue opportunities in the consumer cyclicals, communication, financial services, and energy companies.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Cincinnati Bell Inc                      6.4
 2.  IBM Corp                                 5.9
 3.  Intel Corp                               5.3
 4.  Proctor & Gamble Co                      5.0
 5.  Lucent Technologies                      3.8
 6.  Smithkline Beecham                       3.5
 7.  General Electric                         3.4
 8.  Bristol Myers Squibb                     3.4
 9.  Texaco Inc                               3.2
10.  Merck & Co. Inc                          2.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Communications                             13.3
Computer and Related                       12.4
Drugs                                      12.0
Consumer Products                          11.0
Banking                                    10.4

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES          U.S. COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (3.2%)
     2,000   Allied Signal Inc.................  $     88,625
     2,000   Lockheed Martin Corp..............       169,500
     1,100   Raytheon Co. Class B..............        58,575
                                                 ------------
                                                      316,700
                                                 ------------
             AUTOMOTIVE & RELATED (3.5%)
     2,500   Ford Motor Co.....................       146,719
     1,500   General Motors Corp...............       107,344
     1,900   Goodyear Tire & Rubber Co.........         95,83
                                                 ------------
                                                      349,894
                                                 ------------
             BANKING (10.4%)
     2,000   Bank America Corp.................       120,250
     6,000   Bank New York Inc.................       241,500
     5,000   Bank One Corp.....................       255,313
     4,400   First Financial Bancorp...........       127,325
     2,000   Mellon Bank Corp..................       137,500
     2,000   PNC Bank Corp.....................       108,250
     2,000   TCF Financial Corp................        48,375
                                                 ------------
                                                    1,038,513
                                                 ------------
             COMMUNICATIONS (11.8%)
     2,000   AT&T Corp.........................       150,500
    17,000   Cincinnati Bell Inc...............       642,813
     3,500   Lucent Technologies Inc...........       385,000
                                                 ------------
                                                    1,178,313
                                                 ------------
             COMPUTER & RELATED (12.4%)
     1,500   Honeywell Inc.....................       112,969
     4,500   Intel Corp........................       533,531
     3,200   IBM Corp..........................       591,200
                                                 ------------
                                                    1,237,700
                                                 ------------
             CONSUMER PRODUCTS (11.0%)
     4,000   Gillette Co.......................       193,250
     5,500   Philip Morris Cos. Inc............       294,250
     5,500   Procter & Gamble Co...............       502,219
     2,000   Whirlpool Corp....................       110,750
                                                 ------------
                                                    1,100,469
                                                 ------------
             DRUGS (8.5%)
     4,000   American Home Products Corp.......       225,250
     2,500   Bristol Myers Squibb Co...........       334,531
     2,000   Merck & Co. Inc...................       295,375
                                                 ------------
                                                      855,156
                                                 ------------
             ELECTRICAL EQUIPMENT (3.9%)
     3,300   General Electric Co...............       336,806
     1,000   Johnson Controls Inc..............        59,000
                                                 ------------
                                                      395,806
                                                 ------------
             FINANCIAL SERVICES (4.1%)
     1,500   American Express Co...............       153,375
     5,250   Citigroup Inc.....................       259,875
                                                 ------------
                                                      413,250
                                                 ------------

                                                    MARKET
  SHARES          U.S. COMMON STOCK                 VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (4.5%)
     5,000   Cincinnati Financial Corp.........  $    183,125
     6,500   Ohio Casualty Corp................       267,312
                                                 ------------
                                                      450,437
                                                 ------------
             OIL, ENERGY & NATURAL GAS (5.8%)
     3,000   Mobil Corp........................       261,375
     6,000   Texaco Inc........................       317,250
                                                 ------------
                                                      578,625
                                                 ------------
             RETAIL (4.1%)
     4,000   Federated Department Stores.......       174,250
     5,500   Sears Roebuck & Co. ..............       233,750
                                                 ------------
                                                      408,000
                                                 ------------
             UTILITIES (3.3%)
     3,000   GPU Inc...........................       132,562
     3,000   GTE Corp. ........................       202,312
                                                 ------------
                                                      334,874
                                                 ------------
             TOTAL U.S. COMMON STOCK (86.5%)
              (COST $7,071,037)................  $  8,657,737
                                                 ------------

                                                    MARKET
  SHARES        FOREIGN COMMON STOCK                VALUE
-------------------------------------------------------------
             UNITED KINGDOM (5.0%)
             COMMUNICATIONS (1.5%)
     1,000   Cable & Wireless Pub Co. Ltd
              ADR..............................  $     36,750
       700   Vodafone Group PLC ADR............       112,788
                                                 ------------
                                                      149,538
                                                 ------------
             DRUGS (3.5%)
     5,000   Smithkline Beecham PLC ADR CL A...       347,500
                                                 ------------
             TOTAL UNITED KINGDOM..............       497,038
                                                 ------------
             NETHERLANDS (1.4%)
             OIL, ENERGY AND NATURAL GAS
     3,000   Royal Dutch Pete Co NY Reg 1.25...       143,625
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (6.4%)
              (COST $483,594)..................  $    640,663
                                                 ------------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (7.1%)
$709,000   Star Bank 3.50% due 01/04/99
            repurchase price $709,276
            collateralized by GNMA certificates
            pool # 8375 due 02/20/24 (cost
            $709,000)...........................  $   709,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (7.1%)
            (COST $709,000).....................  $   709,000
                                                  -----------
           TOTAL HOLDINGS (100.%)
            (COST $8,263,631)(a)................  $10,007,400
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.0%)..................        1,573
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,008,973
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $8,263,631).............  $ 10,007,400
  Cash in bank.............................           639
  Dividends and accrued interest
    receivable.............................        13,385
                                             ------------
    Total assets...........................    10,021,424
                                             ============
Liabilities:
  Payable for shares redeemed..............           399
  Payable for investment management
    services (note 3)......................         7,388
  Other accrued expenses...................         4,664
                                             ------------
    Total liabilities......................        12,451
                                             ------------
Net assets at market value.................  $ 10,008,973
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $    666,479
  Paid-in capital in excess of par value...     7,609,086
  Accumulated net realized gain on
    investments (note 1)...................       (10,361)
  Net unrealized appreciation on
    investments (note 1)...................     1,743,769
                                             ------------
Net assets at market value.................  $ 10,008,973
                                             ============
Shares outstanding (note 4)................       666,479
Net asset value per share..................  $      15.02
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year ended December 31, 1998

Investment income:
  Interest..................................  $    52,822
  Dividends.................................      147,746
                                              -----------
    Total investment income.................      200,568
                                              -----------
Expenses:
  Management fees (note 3)..................       80,506
  Custodian fees (note 3)...................        4,968
  Directors' fees (note 3)..................          255
  Professional fees.........................        1,107
  Accounting and transfer agent fees........        6,572
  Other.....................................        1,772
                                              -----------
    Total expenses..........................       95,180
                                              -----------
    Net investment income...................  $   105,388
Realized and unrealized gain on investments:
  Net realized gain from investments........  $    83,624
  Net increase in unrealized appreciation on
    investments.............................      979,715
                                              -----------
    Net gain on investments.................    1,063,339
                                              -----------
    Net increase in net assets from
      operations............................  $ 1,168,727
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $   105,388    $     47,841
  Realized gain (loss) on investments.......................       83,624          (2,446)
  Unrealized gain on investments............................      979,715         764,054
                                                              ------------   ------------
      Net increase in assets from operations................    1,168,727         809,449
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends declared from net investment income.............     (105,730)        (47,665)
  Capital gains distributions...............................      (91,539)              0
                                                              ------------   ------------
      Total dividends and distributions.....................     (197,269)        (47,665)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    6,696,273       5,066,632
  Received from dividends reinvested........................      197,269          47,665
  Paid for shares redeemed..................................   (3,589,324)       (142,784)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions.........................................    3,304,218       4,971,513
                                                              ------------   ------------
         Increase in net assets.............................    4,275,676       5,733,297
                                                              ------------   ------------
Net Assets:
  Beginning of period.......................................    5,733,297               0
                                                              ------------   ------------
  End of period (a).........................................  $10,008,973    $  5,733,297
                                                              ============   ============
(a) Includes undistributed net investment income of.........  $      (166)   $          0
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                                  1998           1997
                                                              ------------   ------------
Per share data:
Net asset value, beginning of period........................  $     12.68    $      10.00
Income from investment operations:
  Net investment income.....................................         0.15            0.16
  Net realized and unrealized gain on investments...........         2.48            2.66
                                                              ------------   ------------
    Total income from investment operations.................         2.63            2.82
                                                              ------------   ------------
Less distributions:
  Dividends declared........................................        (0.15)          (0.14)
  Distributions from net realized capital gains.............        (0.14)           0.00
                                                              ------------   ------------
    Total distributions.....................................        (0.29)          (0.14)
                                                              ------------   ------------
Net asset value, end of period..............................  $     15.02    $      12.68
                                                              ============   ============
Total return................................................        20.72%          28.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.08%           1.18%
  Ratio of net investment income to average net assets......         1.19%           1.35%
Portfolio turnover rate.....................................           54%              7%
Net assets at end of period (millions)......................  $      10.0    $        5.7

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:
Since inception (5/1/98)                     2.34%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

1998 was an extremely difficult year for active value managers. The S&P 500's 28.7% return was dominated by a handful of ultra-large growth oriented Technology, Pharmaceutical, and Telephone companies. The return for the average stock in the S&P 500, as measured by the equal-weighted S&P 500, was only 12.8%. This nearly 16% disparity between the average stock and the market itself is something the market has not experienced in the last 25 years. In this difficult environment the portfolio, from its inception on May 1, 1998, returned 2.34%. This return was in line with our value oriented benchmarks: The average Lipper Growth & Income fund returned 2.59% and the S&P Value Index returned 1.41%. We are obviously not pleased with our relative performance versus the S&P 500, but given our investment style and market conditions, the returns are not unreasonable. It is worth noting that historically, after periods of extremely narrow market leadership dominated by a handful of growth stocks, active value management can provide superior returns.

As we enter 1999, the markets are faced with numerous challenges. At a P/E ratio nearing 30 times, and price-to-book ration north of 8 times and a dividend yield of 1.3%, the S&P 500 is in uncharted valuation territory for this point in any business cycle. In this type of environment, we believe that our value disciplines -- identifying leading companies which are temporarily out of favor and appear inexpensive relative to their history relative to the market as well as to their expected growth -- will provide a more reasonable ride as rationality works its way back into the market.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                       % of Net Assets
 1.  Kimberly-Clark Corp                      2.8
 2.  UST Inc                                  2.1
 3.  GTE Corp                                 2.1
 4.  Corn Products International              2.0
 5.  Conseco Inc                              1.9
 6.  Electronic Data Systems Corp             1.9
 7.  Philip Morris Cos Inc                    1.9
 8.  Ashland Inc                              1.8
 9.  Sun Microsystems                         1.8
10.  Pharmacia & Upjohn Inc                   1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Consumer Products                          10.2
Oil, Energy, and Natural Gas                9.1
Utilities                                   8.8
Computer & Related                          7.5
Retail                                      6.8

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES          U.S. COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (1.7%)
     1,500   Boeing Company....................  $     48,938
                                                 ------------
             AUTOMOTIVE & RELATED (3.9%)
       500   General Motors Corp. .............        35,781
       800   Cooper Tire & Rubber..............        16,350
       400   Johnson Controls Inc. ............        23,600
     1,100   Tenneco Inc. .....................        37,469
                                                 ------------
                                                      113,200
                                                 ------------
             BANKING (1.6%)
       400   Republic New York Corp. ..........        18,225
       700   Washington Mutual Inc. ...........        26,731
                                                 ------------
                                                       44,956
                                                 ------------
             BUSINESS SERVICES (2.7%)
     1,500   First Data Corp. .................        47,531
     1,000   King World Prod Inc. .............        29,438
                                                 ------------
                                                       76,969
                                                 ------------
             CHEMICALS (0.6%)
       200   Dow Chemical Co. .................        18,188
                                                 ------------
             COMMUNICATIONS (3.0%)
       400   AT & T Corp. .....................        30,100
       500   Motorola Inc. ....................        30,531
       500   SBC Communications Inc. ..........        26,813
                                                 ------------
                                                       87,444
                                                 ------------
             COMPUTER & RELATED (7.5%)
     1,100   Electronic Data Systems Corp. ....        55,275
       200   IBM CO............................        36,950
     1,000  *Seagate Technology Inc. ..........        30,250
     1,200  *Storage Technology Corp. .........        42,675
       600  *Sun Microsystems Inc. ............        51,375
                                                 ------------
                                                      216,525
                                                 ------------
             CONSUMER PRODUCTS (10.2%)
       400   Eastman Kodak Co. ................        28,800
     1,200   Kimberly-Clark Corp. .............        65,400
     1,100   Liz Claiborne Inc. ...............        34,719
     1,000   Phillip Morris Co. Inc. ..........        53,500
     1,600   RJR Nabisco Corp. ................        47,500
     1,800   UST Inc. .........................        62,775
                                                 ------------
                                                      292,694
                                                 ------------
             CONTAINERS (1.1%)
     1,000   Crown Cork & Seal Co. Inc. .......        30,813
                                                 ------------
             DRUGS (3.8%)
       600   Abbott Laboratories...............        29,400
       200   Merck & Co. Inc. .................        29,537
       900   Pharmacia & Upjohn Inc. ..........        50,963
                                                 ------------
                                                      109,900
                                                 ------------
             ENTERTAINMENT & LEISURE (2.7%)
       800   Brunswick Corp. ..................        19,800
       500  *Viacom Inc. CL A..................        36,781
       300  *Viacom Inc. CL B..................        22,200
                                                 ------------
                                                       78,781
                                                 ------------

                                                    MARKET
  SHARES          U.S. COMMON STOCK                 VALUE
-------------------------------------------------------------
             ELECTRICAL EQUIPMENT (2.2%)
       711   AMP Inc. .........................  $     37,016
       800   Houston Industries Inc. ..........        25,700
                                                 ------------
                                                       62,716
                                                 ------------
             FINANCIAL SERVICES (3.0%)
       700   Bear Stearns Co. Inc. ............        26,163
     1,300   CIT Group Inc. CL A...............        41,356
       300   MBIA Inc. ........................        19,669
                                                 ------------
                                                       87,188
                                                 ------------
             FOOD & RELATED (5.3%)
       700   Anheuser Busch Co. Inc. ..........        45,937
     2,810   Archer-Daniels Midland Co. .......        48,297
     1,900   Corn Products Intl. Inc. .........        57,713
                                                 ------------
                                                      151,947
                                                 ------------
             INDUSTRIAL SERVICES (2.9%)
       700   Browning-Ferris Ind. Inc. ........        19,906
       900   Nucor Corp. ......................        38,925
       552   Waste Management Inc. ............        25,737
                                                 ------------
                                                       84,568
                                                 ------------
             INSURANCE SERVICES (6.3%)
       500   Allstate Corp. ...................        19,312
       600   CIGNA Corp. ......................        46,387
     1,824   Conseco Inc. .....................        55,746
       300   Lincoln National Corp. ...........        24,544
       600   Marsh & McLennan Co. Inc. ........        35,063
                                                 ------------
                                                      181,052
                                                 ------------
             MACHINERY (1.7%)
       800   Deere & Co. ......................        26,500
       500   Ingersoll-Rand Co. ...............        23,469
                                                 ------------
                                                       49,969
                                                 ------------
             MEDICAL & RELATED (3.0%)
       200   Bristol-Myers Squibb Co. .........        26,763
     2,000   Oxford Health Plans Inc. .........        29,750
       700   United Healthcare Corp. ..........        30,143
                                                 ------------
                                                       86,656
                                                 ------------
             METALS & MINING (0.8%)
     1,200   Barrick Gold Corp. ...............        23,400
                                                 ------------
             OIL, ENERGY & NATURAL GAS (8.6%)
     1,100   Ashland Inc. .....................        53,212
     1,000   Diamond Offshore Drilling.........        23,688
       300   Exxon Corp. ......................        21,937
       300   Mobil Corp. ......................        26,137
     1,000   Occidental Petroleum Corp. .......        16,875
       900   Schlumberger Ltd. ................        41,513
       700   Sunoco Inc. ......................        25,244
       300   Texaco Inc. ......................        15,863
       800   USX-Marathon Group................        24,100
                                                 ------------
                                                      248,569
                                                 ------------
             REAL ESTATE & LEASING (0.6%)
       600   Boston Properties Inc. ...........        18,300
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
  SHARES          U.S. COMMON STOCK                 VALUE
-------------------------------------------------------------
             RESTAURANTS (1.1%)
       600  *Tricon Global Restaurants
              Inc. ............................  $     30,075
             RETAIL (6.8%)
       900   American Stores Co. ..............        33,244
       900   Dillards Inc. CL A................        25,537
     1,800  *K Mart Corp. .....................        27,562
     1,100   Sherwin-Williams Co. .............        32,313
     2,600  *Toys "R" Us Inc. .................        43,875
       400   Wal-Mart Stores Inc. .............        32,575
                                                 ------------
                                                      195,106
                                                 ------------
             TRANSPORTATION & EQUIPMENT (1.8%)
       700   CNF Transportation Inc............        26,294
     1,000   Ryder Systems Inc. ...............        26,000
                                                 ------------
                                                       52,294
                                                 ------------
             UTILITIES (8.8%)
       600   Coastal Corp. ....................        20,962
       600   Consolidated Natural Gas Co. .....        32,400
     1,200   Entergy Corp. ....................        37,350
       900   GTE Corp. ........................        60,694
     1,000   PG&E Corp. .......................        31,500
     1,000   Peco Energy Co. ..................        41,623
       700   Public Service Enterprises
              Group............................        28,000
                                                 ------------
                                                      252,529
                                                 ------------
             TOTAL U.S. COMMON STOCK (91.7%)
               (COST $2,519,373)...............  $  2,642,777
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             CANADA (0.7%)
             TRANSPORTATION & EQUIPMENT
       400   Canadian National Railway.........  $     20,750
                                                 ------------
             NETHERLANDS (1.5%)
             ELECTRICAL EQUIPMENT (1.0%)
       400   Philips Electronics...............        27,075
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.5%)
       300   Royal Dutch Petroleum Co. ADR.....        14,363
                                                 ------------
             TOTAL NETHERLANDS.................        41,438
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             SWEDEN (1.1%)
             ELECTRICAL EQUIPMENT
     3,000   ABB AB Sponsored ADR..............  $     33,000
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (3.3%)
              (COST $109,634)..................  $     95,188
                                                 ------------
             TOTAL COMMON STOCK (95.0%)
              (COST $2,629,007)................  $  2,737,965
                                                 ------------

                                                    MARKET
  SHARES          FOREIGN PREFERRED STOCK           VALUE
-------------------------------------------------------------
             AUSTRALIA (1.4%)
             MEDIA & PUBLISHING
     1,600   News Corp. Ltd. ADR...............  $     39,500
                                                 ------------
             TOTAL FOREIGN PREFERRED STOCK
              (1.4%) (COST $38,357)............  $     39,500
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (5.2%)
$  149,000   Star Bank 3.50% due 01/04/99
             repurchase price $149,058
             collateralized by GNMA
             certificates pool # 8375 due
             02/20/24 (cost $149,000)..........  $    149,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (5.2%)
             (COST $149,000)...................  $    149,000
                                                 ------------
             TOTAL HOLDINGS (101.6%)
             (COST $2,816,364) (a).............  $  2,926,465
                                                 ------------
             CASH & RECEIVABLES,
             NET OF LIABILITIES (-1.6%)........       (47,352)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $  2,879,113
                                                 ============

---------------

 *  Non-income producing

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $2,816,364)...............  $2,926,465
  Cash in bank...............................         397
  Receivable for fund shares sold............       3,128
  Dividends and accrued interest
    receivable...............................       4,895
  Other......................................       7,279
                                               ----------
    Total assets.............................   2,942,164
                                               ----------
Liabilities:
  Payable for securities purchased...........      56,023
  Payable for investment management services
    (note 3).................................       4,031
  Other accrued expenses.....................       2,997
                                               ----------
    Total liabilities........................      63,051
                                               ----------
Net assets at market value...................  $2,879,113
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  281,663
  Paid-in capital in excess of par value.....   2,505,620
  Accumulated net realized loss on
    investments (note 1).....................     (18,271)
  Net unrealized appreciation on investments
    (note 1).................................     110,101
                                               ----------
Net assets at market value...................  $2,879,113
                                               ==========
Shares outstanding (note 4)..................     281,663
Net asset value per share....................  $    10.22
                                               ==========

 STATEMENT OF OPERATIONS

                                                May 1, 1998 to December 31, 1998

Investment income:
  Interest.....................................  $  2,940
  Dividends....................................    29,240
                                                 --------
    Total investment income....................    32,180
                                                 --------
Expenses:
  Management fees (note 3).....................    13,619
  Custodian fees (note 3)......................     3,210
  Directors' fees (note 3).....................       132
  Professional fees............................       420
  Accounting and transfer agent fees...........    16,754
  Other........................................       702
                                                 --------
    Total expenses.............................    34,837
                                                 --------
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................    (6,571)
                                                 --------
      Net expenses.............................    28,266
                                                 --------
  Net investment income........................  $  3,914
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments...........  $(18,271)
  Net increase in unrealized appreciation on
    investments................................   110,101
                                                 --------
    Net gain on investments....................    91,830
                                                 --------
    Net increase in net assets from
      operations...............................  $ 95,744
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 1998
                                                               TO DECEMBER 31, 1998
                                                               --------------------
From operations:
  Net investment income.....................................        $    3,914
  Realized loss on investments..............................           (18,271)
  Unrealized gain on investments............................           110,101
                                                                    ----------
      Net increase in net assets from operations............            95,744
                                                                    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................            (4,115)
                                                                    ----------
From capital share transactions (note 4):
  Received from shares sold.................................         2,842,759
  Received from dividends reinvested........................             4,115
  Paid for shares redeemed..................................           (59,390)
                                                                    ----------
      Increase in net assets derived from capital share
       transactions.........................................         2,787,484
                                                                    ----------
         Increase in net assets.............................         2,879,113
                                                                    ----------
Net Assets:
  Beginning of period.......................................                 0
                                                                    ----------
  End of period.............................................        $2,879,113
                                                                    ==========

 FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                                FROM MAY 1, 1998
                                                              TO DECEMBER 31, 1998
                                                              --------------------
Per share data:
Net asset value, beginning of period........................         $10.00
Income from investment operations:
  Net realized and unrealized gain on investments...........           0.23
    Total income from investment operations.................           0.23
                                                                     ------
Less distributions:
  Dividends declared........................................          (0.01)
                                                                     ------
Net asset value, end of period..............................         $10.22
                                                                     ======
Total return (b)............................................           2.34%
Ratios and supplemental data (a & c):
  Ratios net of fees reimbursed by advisor:
    Expenses................................................           1.84%
    Net investment income...................................           0.25%
  Ratios assuming no fees reimbursed by advisor:
    Expenses................................................           2.26%
    Net investment income...................................           0.17%
Portfolio turnover rate.....................................             32%
Net assets at end of period (millions)......................         $  2.9

---------------

(a) Annualized

(b) Calculated since inception, May 1, 1998. Not annualized.

(c) The advisor has elected to reimburse certain operating expenses of the Blue Chip portfolio.

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:
Since inception (5/1/98)                     5.92%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The S&P 500 has just completed its fourth consecutive year of 20%+ gains. After falling nearly 20% from its July 17 market peak, the S&P began a dramatic recovery in early October, to finish the year with a total return of 28.58%. While this is an extremely impressive showing, it was accompanied by volatility which had been absent for a number of years. Additionally, the advance was concentrated in a handful of companies. Specifically, 20 stocks accounted for 59% of the market's rise, while 100 stocks accounted for 85% of its gain. Unfortunately, the median gain for a stock in the S&P 500 was only 2% with over 70% of the stocks lagging the index return. Since inception on May 1, 1998 through December 31, 1998, the Blue Chip portfolio's total return of 5.92% was ahead of the 2.00% return of the average equity income fund.

The economic outlook for 1999 appears weak, particularly on a global basis. Only limited signs point to a bottoming of Asians economies, while Latin American economies continue to decelerate. The U.S. economic picture is mixed. Industrial production is weakening even as consumer spending and confidence remains strong, aided by declines in energy prices and interest rates. In fact, inflation is close to zero and deflation has become a real fear.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                      % of Net Assets
 1.  Bristol-Myers Squibb Co                2.4
 2.  General Mills Inc                      2.1
 3.  Electronic Data Systems                2.0
 4.  Baxter International Inc               2.0
 5.  American Home Products Corp            2.0
 6.  Merck & Co Inc                         2.0
 7.  GTE Corp                               1.8
 8.  Home Depot Inc Sub Notes 3.25%
     10/01/01                               1.8
 9.  Texas Utilities Co PRIDES
     $4.625                                 1.8
10.  Abbot Laboratories                     1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Computer & Related                         13.8
Utilities                                   9.6
Banking                                     6.8
Drugs                                       6.7
Medical & Related                           5.9

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES                 COMMON STOCK                 VALUE
------------------------------------------------------------
          AEROSPACE (1.8%)
    400   General Dynamics Corp. ...............  $   23,450
    200   Lockheed Martin Corp. ................      16,950
                                                  ----------
                                                      40,400
                                                  ----------
          AUTOMOTIVE & RELATED (2.1%)
    800   Cooper Tire and Rubber Co.............      16,350
    400   Ford Motor Co.........................      23,475
    100   Magna International Inc...............       6,200
                                                  ----------
                                                      46,025
                                                  ----------
          BANKING (6.8%)
    700   Bank One Corp.........................      35,744
    400   Bankamerica Corp......................      24,050
    400   Chase Manhattan Corp..................      27,225
    600   First Union Corp......................      36,487
    400   Mellon Bank Corp......................      27,500
                                                  ----------
                                                     151,006
                                                  ----------
          BUSINESS SERVICES (0.5%)
    100   Xerox Corp............................      11,800
                                                  ----------
          CHEMICALS (0.7%)
    300   Duponte (EI) De Nemours & Co. ........      15,919
                                                  ----------
          COMMUNICATIONS (7.0%)
    400   Ameritech Corp........................      25,350
    600   GTE Corp..............................      40,463
    497   MCI Worldcomm Inc.....................      35,660
    400   Motorola Inc..........................      24,425
    300   Sprint Corp...........................      25,237
    150   Sprint Corp. (PCS Group)..............       3,469
                                                  ----------
                                                     154,604
                                                  ----------
          COMPUTER & RELATED (7.8%)
    100   Cisco Systems Inc.....................       9,281
    900   Electronic Data Systems...............      45,225
    300   Hewlett Packard Co....................      20,494
    200   IBM CO................................      36,950
    700   Storage Technology....................      24,894
    200   Sun Microsystems Inc..................      17,125
  1,300   Western Digital Corp..................      19,581
                                                  ----------
                                                     173,550
                                                  ----------
          CONSUMER PRODUCTS (5.5%)
    300   Johnson & Johnson.....................      25,163
    400   Kimberly Clark Corp...................      21,800
    600   Phillip Morris Co. Inc................      32,100
    600   Pepsico Inc...........................      24,563
    400   RJR Nabisco...........................      11,875
    200   UST Inc...............................       6,975
                                                  ----------
                                                     122,476
                                                  ----------
          DRUGS (6.7%)
    800   Abbott Laboratories...................      39,200
    800   American Home Products Corp. .........      45,050
    300   Merck & Co. Inc.......................      44,306
    300   Tellabs Inc...........................      20,569
                                                  ----------
                                                     149,125
                                                  ----------

                                                    MARKET
SHARES                 COMMON STOCK                 VALUE
------------------------------------------------------------
          CONTAINERS (1.4%)
  1,000   Crown Cork & Seal.....................  $   30,812
                                                  ----------
          ELECTRICAL EQUIPMENT (0.5%)
    100   Intel Corp............................      11,856
                                                  ----------
          FINANCIAL SERVICES (3.3%)
    200   Associated First Capital Corp. CL A...       8,475
    500   Citigroup Inc. .......................      24,750
    400   H&R Block Inc. .......................      18,000
    300   Morgan Stanley, Dean Witter...........      21,300
                                                  ----------
                                                      72,525
                                                  ----------
          FOOD & RELATED (3.4%)
    600   General Mills Inc. ...................      46,650
    500   HJ Heinz Co. .........................      28,313
                                                  ----------
                                                      74,963
                                                  ----------
          FOREIGN (1.2%)
    300   British Petro ADR.....................      26,888
                                                  ----------
          INDUSTRIAL SERVICES (3.9%)
    600   Browning Ferris Ind. .................      17,062
    700   Halliburton Co. ......................      20,738
    300   Textron Inc. .........................      22,781
  1,900   Usec Inc. ............................      26,363
                                                  ----------
                                                      86,944
                                                  ----------
          INSURANCE SERVICES (1.7%)
    200   Chubb Corp. ..........................      12,975
    100   Lincoln National......................       8,181
    300   Marsh & McLennan Co. Inc. ............      17,531
                                                  ----------
                                                      38,687
                                                  ----------
          MEDIA & PUBLISHING (1.1%)
  1,680   Hollinger Intl. Publishing Inc. ......      23,415
                                                  ----------
          MEDICAL & RELATED (4.4%)
    700   Baxter International Inc. ............      45,019
    400   Bristol-Myers Squibb..................      53,525
                                                  ----------
                                                      98,544
                                                  ----------
          METALS & MINING (0.9%)
  1,000   Barrick Gold Corp. ...................      19,500
                                                  ----------
          OIL, ENERGY & NATURAL GAS (4.3%)
    400   Burlington Resources Inc. ............      14,325
    400   Exxon Corp. ..........................      29,250
    400   Mobil Corp. ..........................      34,850
    700   Ultramar Diamond Shamrock.............      16,975
                                                  ----------
                                                      95,400
                                                  ----------
          RETAIL (2.3%)
  1,300   Food Lion Inc. CL A...................      13,813
    900   Food Lion Inc. CL B...................       9,056
    300   Intimate Brands Inc. .................       8,962
    400   JC Penney Inc. .......................      18,750
                                                  ----------
                                                      50,581
                                                  ----------
          RESTAURANTS (0.2%)
    200   Wendy's Intl. Inc. ...................       4,362
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES                 COMMON STOCK                 VALUE
------------------------------------------------------------
          TRANSPORTATION & EQUIPMENT (1.2%)
    700   CNF Transportation Inc. ..............  $   26,294
                                                  ----------
          UTILITIES (7.2%)
    400   CMS Energy Corp.......................      19,375
    300   Elpaso Natural Gas....................      10,444
    600   Enron Corp............................      34,238
    300   General Electric Co...................      30,619
  1,000   Pacificorp............................      21,062
    600   Sonat Inc.............................      16,237
    400   Teco Energy Inc.......................      11,275
    500   Williams Co. Inc......................      15,593
                                                  ----------
                                                     158,843
                                                  ----------
          TOTAL COMMON STOCK (75.9%)
           (COST $1,588,682)....................  $1,684,519
                                                  ----------

                       REAL ESTATE                  MARKET
SHARES              INVESTMENT TRUSTS               VALUE
------------------------------------------------------------
    300   Colonial Properties Trust.............  $    7,988
    300   Duke Realty Investments Inc. .........       6,975
    300   Equity Residential Properties Trust...      12,131
    300   Liberty Property Trust................       7,387
    300   New Plan Excel Realty Trust...........       6,656
    300   Post Properties Inc. .................      11,531
                                                  ----------
          TOTAL REAL ESTATE INVESTMENT TRUSTS
           (2.4%) (COST $57,707)................  $   52,668
                                                  ----------

                                                    MARKET
SHARES               PREFERRED STOCKS               VALUE
------------------------------------------------------------
          COMPUTER & RELATED (1.8%)
    400   Microsoft Corp. $2.196 Conv. .........  $   39,100
                                                  ----------
          CONSUMER PRODUCTS (1.2%)
    500   Ralston Purina Co. 7% Conv............      26,125
                                                  ----------
          FINANCIAL SERVICES (2.9%)
    900   Conseco Inc. 7% Series F Co. .........      34,706
    200   Jefferson Pilot 7.25% Conv............      20,900
    400   Merril Lynch & Co. 6.25% Co. .........       9,500
                                                  ----------
                                                      65,106
                                                  ----------
          FOOD & RELATED (0.8%)
    400   Suiza Foods Corp. 5.5% Conv. .........      17,350
                                                  ----------
          INSURANCE SERVICES (0.6%)
    600   Lincoln Natl. Corp. $1.938 Conv. .....      14,138
                                                  ----------
          MACHINERY (1.2%)
  1,100   Ingersoll Rand Co. 6.75% Co. .........      26,125
                                                  ----------
          MEDICAL & RELATED (1.5%)
    300   McKesson Corp. 5% Conv. ..............      32,137
                                                  ----------

                                                    MARKET
SHARES               PREFERRED STOCKS               VALUE
------------------------------------------------------------
          RESTAURANTS (0.7%)
    300   Wendys Intl. Ser A $2.50 Conv. .......  $   15,600
                                                  ----------
          UTILITIES (2.4%)
    700   Texas Utilities $4.625 Conv. .........      39,463
    100   Williams Co. $3.50 Conv. .............      14,475
                                                  ----------
                                                      53,938
                                                  ----------
          TOTAL PREFERRED STOCKS (13.1%)
           (COST $310,344)......................  $  289,619
                                                  ----------

 FACE                                               MARKET
AMOUNT            CONVERTIBLE DEBENTURES            VALUE
------------------------------------------------------------
          AUTOMOTIVE & RELATED (0.8%)
$15,000   Magna Intl. Inc. 5.000%
           due 10/15/02.........................  $   17,306
                                                  ----------
          COMPUTER & RELATED (4.2%)
  5,000   America Online 4.000%
           due 11/15/02.........................      28,013
 20,000   Apple Computer Inc. 6.000%
           due 06/01/01.........................      28,825
 10,000   EMC Corp. 3.250%
           due 03/15/02.........................      37,425
                                                  ----------
                                                      94,263
                                                  ----------
          RETAIL (1.8%)
 15,000   Home Depot Inc. 3.250%
           due 10/01/01.........................      39,600
                                                  ----------
          TOTAL CONVERTIBLE DEBENTURES (6.8%)
           (COST $103,221)......................  $  151,169
                                                  ----------

 FACE                                               MARKET
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL (1.4%)
$31,000   Star Bank 3.50% due 01/04/99
           repurchase price $31,012
           collateralized by GNMA certificates
           pool #8375 due 02/20/24 (cost
           $31,000).............................  $   31,000
                                                  ----------
          TOTAL REPURCHASE AGREEMENTS (1.4%)
           (COST $31,000).......................  $   31,000
                                                  ----------
          TOTAL HOLDINGS (99.6%)
           (COST $2,090,954) (a)................  $2,208,975
                                                  ----------
          CASH & RECEIVABLES,
           NET OF LIABILITIES (0.4%)............      10,839
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $2,219,814
                                                  ==========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $2,090,954)...............  $2,208,975
  Cash in bank...............................         176
  Receivable for securities sold.............       6,476
  Receivable for fund shares sold............         864
  Dividends and accrued interest
    receivable...............................       4,016
  Other......................................       8,405
                                               ----------
    Total assets.............................   2,228,912
                                               ----------
Liabilities:
  Payable for securities purchased...........       3,886
  Payable for investment management services
    (note 3).................................       2,654
  Other accrued expenses.....................       2,558
                                               ----------
    Total liabilities........................       9,098
                                               ----------
Net assets at market value...................  $2,219,814
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  210,819
  Paid-in capital in excess of par value.....   1,896,688
  Accumulated net realized loss on
    investments (note 1).....................      (5,714)
  Net unrealized appreciation on investments
    (note 1).................................     118,021
                                               ----------
Net assets at market value...................  $2,219,814
                                               ==========
Shares outstanding (note 4)..................     210,819
Net asset value per share....................  $    10.53
                                               ==========

 STATEMENT OF OPERATIONS

                                                May 1, 1998 to December 31, 1998

Investment income:
  Interest....................................  $  3,686
  Dividends...................................    33,414
                                                --------
    Total investment income...................    37,100
                                                --------
Expenses:
  Management fees (note 3)....................     9,909
  Custodian fees (note 3).....................     3,210
  Directors' fees (note 3)....................       132
  Professional fees...........................       420
  Accounting and transfer agent fees..........    17,453
  Other.......................................       703
                                                --------
    Total expenses............................    31,827
                                                --------
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (8,405)
                                                --------
      Net expenses............................    23,422
                                                --------
    Net investment income.....................  $ 13,678
                                                --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $ (5,714)
  Net increase in unrealized appreciation on
    investments...............................   118,021
                                                --------
      Net gain on investments.................   112,307
                                                --------
      Net increase in net assets from
         operations...........................  $125,985
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 1998
                                                               TO DECEMBER 31, 1998
                                                               --------------------
From operations:
  Net investment income.....................................        $   13,678
  Realized loss on investments..............................            (5,714)
  Unrealized gain on investments............................           118,021
                                                                    ----------
      Net increase in net assets from operations............           125,985
                                                                    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................           (13,781)
                                                                    ----------
From capital share transactions (note 4):
  Received from shares sold.................................         2,160,574
  Received from dividends reinvested........................            13,781
  Paid for shares redeemed..................................           (66,745)
      Increase in net assets derived from capital share
       transactions.........................................         2,107,610
                                                                    ----------
         Increase in net assets.............................         2,219,814
                                                                    ----------
Net Assets:
  Beginning of period.......................................                 0
                                                                    ----------
  End of period.............................................        $2,219,814
                                                                    ==========

 FINANCIAL HIGHLIGHTS

                                                                  FOR THE PERIOD
                                                                 FROM MAY 1, 1998
                                                               TO DECEMBER 31, 1998
                                                               --------------------
Per share data:
Net asset value, beginning of period........................          $10.00
Income from investment operations:
  Net investment income.....................................            0.07
  Net realized and unrealized gain on investments...........            0.53
                                                                      ------
    Total income from investment operations.................            0.60
                                                                      ------
Less distributions:
  Dividends declared........................................           (0.07)
                                                                      ------
Net asset value, end of period..............................          $10.53
                                                                      ======
Total return (b)............................................            5.92%
Ratios and supplemental data (a)(c):
  Ratios net of fees reimbursed by advisor:
    Expenses................................................            1.77%
    Net investment income...................................            1.04%
  Ratios assuming no fees reimbursed by advisor:
    Expenses................................................            2.41%
    Net investment income...................................            0.40%
Portfolio turnover rate.....................................              38%
Net assets at end of period (millions)......................          $  2.2

---------------

(a) Annualized

(b) Calculated since inception, May 1, 1998. Not annualized.

(c) The advisor has elected to reimburse certain operating expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

HIGH INCOME PORTFOLIO

OHIO NATIONAL FUND, INC.

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURNS:

Since inception (5/1/98)                    (0.20%)

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The 12 months ending December 31, 1998 was marked by volatility and generally disappointing returns from a high yield bond perspective. There were several reasons for the volatility and disappointing returns including problems in the international arena, a mid summer stock market swoon, hedge fund problems, falling commodity prices, and a growing consensus in the latter part of 1998 pointing to a slowing of the domestic economy in 1999. These factors caused high yield bonds to underperform high quality bonds. For example, the Lehman Brothers High Yield Bond Index returned 1.87% substantially underperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned 8.70%

As we look out into 1999, many contradicting factors are present. On the negative side, concerns continue regarding our international trading partners such as Japan and Latin America on the domestic economy, falling commodity prices, and the uncertainty of Y2K and the volatility of the stock market. On the plus side, the consensus economic forecast sees the domestic economy continuing its remarkable growth for another year although at a slower pace, inflation is almost non-existent, and most importantly, the yield spread between high yield bonds and Treasury securities remains very wide especially in light of the amazing resilience of the domestic economy. Overall, wide spreads and positive economic growth should make 1999 a good year for high yield securities

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                      % of Net Assets
 1.  Tenet Health Corp Sr Sub Ser
     144A 8.125% 12/01/08                    2.5
 2.  Premier Parks Inc Cpn 0% till
     04/01/03 then 10% 04/01/08              2.1
 3.  Allied Waste N.A., Inc. Sr.
     Note 7.625% 01/01/06                    1.9
 4.  Sonclair Broadcast Group 8.75%
     12/15/07                                1.9
 5.  NTL, Inc Sr Defd 0% til
     04/01/03 then 9.75% 04/1/08             1.9
 6.  Chancellor Media Corp 8.125%
     12/15/07                                1.9
 7.  Level 3 Communication, Inc Sr.
     Note 9.175% 05/01/08                    1.9
 8.  Polymer Group Inc Ser 144A
     8.75% 03/01/08                          1.9
 9.  Intermedia Communication, Sr
     Note 8.60% 06/01/08                     1.8
10.  CSC Holdings, Inc. Sr. Sub
     9.25% 11/01/05                          1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Telecommunications & Cellular              18.2
Cable Television                           11.0
Broadcast Radio & TV                        9.1
Consumer Products                           7.1
Food & Related                              6.8

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           ADVERTISING (1.8%)
$ 50,000   Lamar Advertising Co.
            8.625% 09/15/07.....................  $    52,750
 125,000   Outdoor Systems Inc.
            8.875% 06/15/07.....................      134,375
                                                  -----------
                                                      187,125
                                                  -----------
           AUTOMOTIVE & RELATED (1.0%)
 100,000   Collins & Aikman Products
            11.500% 04/15/06 (144A).............      104,000
                                                  -----------
           BANKING (0.5%)
  50,000   GS Escrow Corp.
            7.125% 08/01/05.....................       49,566
                                                  -----------
           BROADCAST RADIO/TV (7.3%)
 100,000   ACME Television
            10.875% 09/30/04....................       80,250
 100,000   Big City Radio Inc.
            due 03/15/05 0% till 3/15/01 then
            11.250% (144A)......................       66,500
 200,000   Chancellor Media Corp.
            8.125% 12/15/07.....................      199,500
  50,000   Chancellor Media Corp.
            9.000% 10/01/08 (144A)..............       52,750
  50,000   Cummulus Media Inc.
            10.375% 07/01/08....................       53,250
 150,000   Fox/Liberty Networks LLC
            due 08/15/07 0% till 08/01/02 then
            9.750%..............................      104,250
 200,000   Sinclair Broadcast Group
            8.750% 12/15/07.....................      203,500
                                                  -----------
                                                      760,000
                                                  -----------
           BUSINESS SERVICES (4.1%)
  75,000   Dialog Corp. PLC 11.000% 11/15/07....       75,000
 100,000   Fisher Scientific Intl
            9.000% 02/01/08.....................      100,000
 100,000   Sitel Corp. NT
            9.250% 03/15/06 (144A)..............       90,500
 100,000   United Stationers Supplies
            8.375% 04/15/08.....................      100,250
 100,000   US Office Products Co.
            9.750% 06/15/08 (144A)..............       65,500
                                                  -----------
                                                      431,250
                                                  -----------
           CABLE TV (9.2%)
 125,000   Diamond Cable Comm. PLC
            due 02/15/07 0% till 02/15/02 then
            10.750%.............................       90,625
 100,000   Echostar Satellite Broadcasting Corp.
            due 03/15/04 0% till 03/15/00 then
            13.125%.............................      100,250
 100,000   Lenfest Communication
            8.375% 11/01/05.....................      108,750
 325,000   NTL Inc. due 04/01/08
            0% till 04/01/03 then 9.750%
            (144A)..............................      201,906
 100,000   Pegasus Communications Ser.
            B 9.625% 10/15/05...................      100,500
 125,000   Rogers Cablesystems Ltd.
            10.000% 03-15-05....................      140,625

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CABLE TV, CONTINUED
$175,000   Telewest Communications PLC
            due 10/01/07 0% till 10-01-00 then
            11.000%.............................  $   147,000
 125,000   United Intl. Holdings Series B
            due 02/15/08 0% till 02/15/03 then
            10.750%.............................       68,125
                                                  -----------
                                                      957,781
                                                  -----------
           CHEMICALS (3.4%)
 150,000   ISP Holdings Inc.
            9.000% 10/15/03.....................      159,375
 200,000   Polymer Group Inc.
            8.750% 03/01/08.....................      197,500
                                                  -----------
                                                      356,875
                                                  -----------
           COMMUNICATIONS (20.1%)
  50,000   American Cellular Corp.
            10.500% 05/15/08 (144A).............       49,750
  50,000   Arch Communications Group
            12.750% 07/01/07....................       50,250
 150,000   Call-Net Enterprises Inc.
            due 08/15/07 0% till 8/15/02 then
            9.270%..............................       96,750
  50,000   Centennial Cellular Corp.
            10.750% 12/15/08....................       50,500
  50,000   Hermes Europe Railtel B.V.
            11.50% 08/15/07.....................       53,250
  50,000   Hermes Europe Railtel B.V.
            10.375% 01/15/09....................       51,000
 150,000   ICG Services Inc.
            due 05/01/08 0% till 05/03/03 then
            9.875%..............................       77,884
 200,000   Intermedia Communications
            8.600% 06/01/08.....................      191,000
 100,000   IXC Communications Inc.
            9.000% 04/15/08.....................      100,625
 200,000   Level 3 Communication Inc.
            9.125% 05/01/08.....................      199,500
 225,000   Mcleod USA Inc.
            due 03/01/07 0% till 03/01/02 then
            10.500%.............................      171,000
 200,000   Metronet Communications
            due 06/15/08 0% till 06/15/03 then
            9.950%..............................      123,500
 300,000   Nextel Communications
            due 02/15/08 0% till 02/15/03 then
            9.950% (144A).......................      181,500
 150,000   Nextlink Communications
            due 04/15/08 0% 04/15/03 then
            9.450%..............................       87,000
 100,000   Paging Network 10.125%
            08/01/07............................       98,000
 100,000   Psinet Inc.
            10.000% 02/15/05 (144A).............       99,500
 175,000   Qwest Communications Intl
            due 10/15/07 0% 10/15/02 then
            9.470%..............................      137,375
 100,000   Telecomm Techniques
            9.750% 05/15/08 (144A)..............       97,500
 150,000   Telesystem Intl. Wireless Ser. B
            due 06/30/07 0% till 06/30/02 then
            13.250%.............................       64,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           COMMUNICATIONS, CONTINUED
$ 75,000   Teligent Inc.
            11.500% 12/01/07....................  $    69,375
 100,000   Triton Pcs. Inc.
            due 05/01/08 0% till 05/01/03 then
            11.000% (144A)......................       47,250
                                                  -----------
                                                    2,097,009
                                                  -----------
           CONSUMER PRODUCTS (7.1%)
  75,000   Albecca Inc.
            10.750% 08/15/08 (144A).............       75,563
 100,000   Amscan Holdings Inc.
            9.875% 12/15/07.....................       93,750
 100,000   Chattem Inc. Series B
            8.875% 04/01/08.....................      103,000
 100,000   NBTY Inc.
            8.625% 09/15/07.....................       98,000
 100,000   Playtex Family Products Corp.
            9.000% 12/15/03.....................      105,000
 200,000   Revlon Consumer Products Corp.
            8.625% 02/01/08 (144A)..............      185,000
 125,000   Sealy Mattress Co. Series B
            due 12/05/07 0% till 12/15/02 then
            10.875%.............................       75,625
                                                  -----------
                                                      735,938
                                                  -----------
           CONTAINERS (2.0%)
 100,000   Ball Corp.
            8.250% 08/01/08 (144A)..............      105,125
 100,000   Tenki-Plex Inc.
            9.250% 03/01/08 (144A)..............      105,000
                                                  -----------
                                                      210,125
                                                  -----------
           ENTERTAINMENT & LEISURE (6.0%)
 100,000   Amf Bowling WW Inc.
            due 03/15/06 0% till 03/15/01 then
            12.250%.............................       57,750
 175,000   CSC Holdings Inc.
            9.250% 11/01/05.....................      187,250
  50,000   Loews Cineplex Entertainment
            8.875% 08/01/08 (144A)..............       51,875
 325,000   Premeir Parks Inc.
            due 04/01/08 0% till 04/01/03 then
            10.000%.............................      221,813
 100,000   Regal Cinemas Inc.
            9.500% 06/01/08 (144A)..............      103,500
                                                  -----------
                                                      622,188
                                                  -----------
           FOOD & RELATED (6.8%)

  50,000   Agrilink Foods Inc.
            11.875% 11/01/08....................       51,000
 150,000   Ameriserve Food Distribution Inc.
            10.125% 07/15/07....................      131,250
 100,000   Aurora Foods Inc.
            9.875% 02/15/07.....................      109,500
  75,000   Digiorgio Corp. Series B
            10.000% 06/15/07....................       70,125
  50,000   Dominos Inc.
            10.375% 01/15/09....................       50,000
 100,000   Eagle Family Foods
            8.750% 01/15/08.....................       94,750

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           FOOD & RELATED, CONTINUED
$100,000   International Home Foods
            10.375% 11/01/06....................  $   108,750
 100,000   Stater Brothers Holdings
            9.000% 07/01/04 (144A)..............       98,000
                                                  -----------
                                                      713,375
                                                  -----------
           HOTEL/LODGING (1.2%)

 125,000   HMH Properties Inc. Series B
            .875% 08/01/08......................      121,875
                                                  -----------
           INDUSTRIAL SERVICES (6.5%)
 200,000   Allied Waste N.A
            7.625% 01/01/06.....................      203,000
 100,000   Amphenol Corp.
            9.875% 05/15/07.....................      104,000
  75,000   Grove Worldwide LLC
            9.250% 05/01/08.....................       68,625
  50,000   Huntsman Corp.
            9.500% 07/01/07.....................       50,000
 100,000   ISG Resources Inc.
            10.000% 04/15/08....................       99,500
  50,000   Metromedia Fiber Network
            10.000% 11/15/08....................       51,625
 100,000   Wesco Distributions Inc.
            9.125% 06/01/08.....................      100,500
                                                  -----------
                                                      677,250
                                                  -----------
           MACHINERY (1.2%)

  75,000   National Equipment Services
            10.000% 11/30/04....................       74,625
  50,000   Untied Rentals Inc.
            9.250% 01/15/09.....................       49,955
                                                  -----------
                                                      124,580
                                                  -----------
           MEDIA & PUBLISHING (1.9%)

 100,000   Hollinger Intl. Publishing
            9.250% 02/01/06.....................      105,500
 100,000   Ziff Davis Inc.
            8.500% 05/01/08.....................       97,000
                                                  -----------
                                                      202,500
                                                  -----------
           MEDICAL & RELATED (4.2%)

 100,000   Conmed Corp.
            9.000% 03/15/08.....................      100,750
 100,000   Hudson Respiratory Care Inc.
            9.125% 04/15/08 (144A)..............       81,500
 250,000   Tenet Health Corp.
            8.125% 12/01/08 (144A)..............      259,375
                                                  -----------
                                                      441,625
                                                  -----------
           METAL & MINING (0.7%)
  75,000   AEI Resources Inc.
            11.500% 12/15/06....................       74,625
                                                  -----------
           OIL, ENERGY & NATURAL GAS (5.0%)
 100,000   Chiles Offshore LLC
            10.000% 05/01/08 (144A).............       80,500
 100,000   Dailey International
            9.500% 02/15/08 (144A)..............       47,000

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS, CONTINUED
$200,000   KCS Energy
            8.875% 01/15/08.....................  $   115,000
 100,000   Nuevo Energy Co.
            8.875% 06/01/08.....................       97,500
 100,000   Pride Petroleum Services
            9.375% 05/01/07.....................       93,500
 150,000   Universal Compression Inc.
            due 02/15/08 0% till 02/15/03 then
            9.875%..............................       86,250
                                                  -----------
                                                      519,750
                                                  -----------
           TEXTILES & RELATED (1.7%)
  75,000   Glenoit Corp.
            11.000% 04/15/07....................       70,125
 100,000   Pillowtex Corp.
            10.000% 11/15/06....................      107,500
                                                  -----------
                                                      177,625
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.1%)
 125,000   Stena Line AB
            10.625% 06/01/08....................      113,125
                                                  -----------
           UTILITIES (0.4%)
  50,000   Niagara Mohawk Power
            due 07/01/10 0% till 07/01/03 then
            8.500%..............................       38,882
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (93.2%)
            (COST $10,130,010)..................  $ 9,717,069
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           COMMUNICATIONS (0.5%)
      50   Benedek Communications
            11.500% 05/18/08 (144A).............  $    50,250
                                                  -----------
           MEDIA & PUBLISHING (1.2%)
   1,300   Primedia Inc. Series H
            8.625% 04/01/10.....................      125,450
                                                  -----------
           TOTAL PREFERRED STOCKS (1.7%)
            (COST $179,025).....................  $   175,700
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (4.2%)
$443,000   Star Bank 3.50%
            due 01/04/99 repurchase price
            $443,170 collateralized by GNMA
            certificates, pool #8375 due
            02/20/24 (cost $443,000)............  $   443,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (4.2%)
            (COST $443,000).....................  $   443,000
                                                  -----------
           TOTAL HOLDINGS (99.1%) (COST
            $10,752,035)(A).....................  $10,335,769
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.9%)..................       94,978
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,430,747
                                                  ===========

---------------

   (a) Also represents cost for Federal Income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,299,344 or 22.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $10,752,035).............  $10,335,769
  Cash in bank..............................          712
  Receivable for fund shares sold...........          196
  Dividends and accrued interest............      154,699
  Other.....................................           79
                                              -----------
    Total assets............................   10,491,455
                                              -----------
Liabilities:
  Payable for securities purchased..........       50,000
  Payable for investment management services
    (note 3)................................        6,607
  Other accrued expenses....................        4,101
                                              -----------
    Total liabilities.......................       60,708
                                              -----------
Net assets at market value..................  $10,430,747
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,088,236
  Paid-in capital in excess of par value....    9,758,777
  Net unrealized depreciation on investments
    (note 1)................................     (416,266)
                                              -----------
Net assets at market value..................  $10,430,747
                                              ===========
Shares outstanding (note 4).................    1,088,236
Net asset value per share...................  $      9.59
                                              ===========

 STATEMENT OF OPERATIONS

                                                May 1, 1998 to December 31, 1998

Investment income:
  Interest...................................  $  458,677
  Dividends..................................       6,913
                                               ----------
    Total investment income..................     465,590
                                               ----------
Expenses:
  Management fees (note 3)...................      50,117
  Custodian fees (note 3)....................       3,210
  Directors' fees (note 3)...................         227
  Professional fees..........................         984
  Accounting and transfer agent fees.........      23,981
  Other......................................       1,422
                                               ----------
    Total expenses...........................      79,941
                                               ----------
    Net investment income....................  $  385,649
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........  $   18,061
  Net increase in unrealized depreciation on
    investments..............................    (416,266)
                                               ----------
      Net loss on investments................    (398,205)
                                               ----------
      Net decrease in net assets from
         operations..........................  $  (12,556)
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE PERIOD
                                                                FROM MAY 1, 1998
                                                              TO DECEMBER 31, 1998
                                                              --------------------
From operations:
  Net investment income.....................................      $   385,649
  Realized gain on investments..............................           18,061
  Unrealized loss on investments............................         (416,266)
                                                                  -----------
      Net decrease in net assets from operations............          (12,556)
                                                                  -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (386,035)
  Capital gains distributions...............................          (18,061)
                                                                  -----------
      Total dividends and distributions.....................         (404,096)
                                                                  -----------
From capital share transactions (note 4):
  Received from shares sold.................................       10,451,643
  Received from dividends reinvested........................          404,096
  Paid for shares redeemed..................................           (8,340)
                                                                  -----------
      Increase in net assets derived from capital share
       transactions.........................................       10,847,399
                                                                  -----------
         Increase in net assets.............................       10,430,747
Net Assets:
  Beginning of period.......................................                0
                                                                  -----------
  End of period.............................................      $10,430,747
                                                                  ===========

 FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                                FROM MAY 1, 1998
                                                              TO DECEMBER 31, 1998
                                                              --------------------
Per share data:
Net asset value, beginning of period........................         $10.00
Loss from investment operations:
  Net investment income.....................................           0.38
  Net realized and unrealized loss on investments...........          (0.40)
    Total loss from investment operations...................          (0.02)
                                                                     ------
Less distributions:
  Dividends declared........................................          (0.37)
  Distributions from net realized capital gains.............          (0.02)
    Total distributions.....................................          (0.39)
                                                                     ------
Net asset value, end of period..............................         $ 9.59
Total return (b)............................................          (0.20%)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           1.20%
  Ratio of net investment income to average net assets......           5.79%
Portfolio turnover rate.....................................             11%
Net assets at end of period (millions)......................         $ 10.4

---------------

(a) Annualized

(b) Calculated since inception, May 1, 1998. Not annualized.

   The accompanying notes are an integral part of these financial statements.

SMALL CAP GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Small Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 1998

TOTAL RETURN:
Since inception (5/1/98)                     4.62%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The small-cap sector was volatile, depressing, inspiring, and when all was done, reasonably flat in performance for the year. Fortunately, we managed to provide significantly better returns.

The portfolio rose 36.33% in the fourth quarter 1998. This compares to the benchmark Russell 2000 Growth that rallied up 23.64% in the fourth quarter to close the year with a modest 1.23% return. On the strength of a strong fourth quarter, we produced a since inception return of 4.62% versus a decline of 10.07% in the benchmark Russell 2000 Growth.

The small-cap market provided investors a great challenge last year. Our diligent research effort paid off significantly, enabling us to understand, analyze, and finally purchase a broad number of truly exciting emerging growth companies and navigate the volatility that characterized the year. We go into 1999 cautiously optimistic about the small-cap investment environment.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 1998

                                      % of Net Assets
 1.  Lamar Advertising Co                   3.3
 2.  TSI International Software Ltd         3.2
 3.  Gemstar Intl Group LTD                 3.0
 4.  Network Solutions                      2.9
 5.  Ecsoft Group PLC                       2.3
 6.  American Eagle Outfitters Inc          2.0
 7.  Xoom.com Inc                           2.0
 8.  Beyond.com Corp                        1.9
 9.  Knight/Trimark Group Inc-A             1.8
10.  Macromedia Inc                         1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 1998

                                     % of Net Assets
Computer & Related                         17.0
Financial Services                          7.6
Retail                                      7.0
Electrical Equipment                        6.2
Communications                              5.7

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          ADVERTISING (5.7%)
    400   *Doulbeclick Inc......................  $   18,225
  2,000   *Lamar Advertising Co.................      74,500
    900   *TMP Worldwide Inc....................      37,800
                                                  ----------
                                                     130,525
                                                  ----------
          BROADCAST RADIO & TV (3.8%)
    200   *CD Radio Inc.........................       6,850
    400   *Emmis Broadcasting Corp. CL A........      17,350
  1,000   *Infinity Broadcasting Corp. A........      27,375
    300   *Jacor Communications Inc. CL A.......      19,312
    400   *Univision Communications Inc.........      14,475
                                                  ----------
                                                      85,362
                                                  ----------
          BUSINESS SERVICES (3.8%)
    500   *Compass Int. Services Corp...........       5,312
  1,600   *DM Management Co.....................      30,400
    200   *International Telecom Data...........       2,950
    200   *Professional Detailing...............       5,650
    600   *Ritchie Bros. Auctionees Inc.........      16,162
    800   *Steiner Leisure Ltd..................      25,600
                                                  ----------
                                                      86,074
          COMMUNICATIONS (5.9%)
  2,300   *Allegiance Telecom Inc...............      27,888
  1,100   *Com Twenty-One Inc...................      23,100
    500   *DSET Corp............................       5,187
    700   *Echostar Communication A.............      33,862
  2,900   *Electric Lightwave Inc. CL A.........      23,744
    900   *ICG Communications Inc...............      19,350
                                                  ----------
                                                     133,131
                                                  ----------
          COMPUTER SERVICES (7.1%)
    500   *Brightstar Inform. Tech. Group
           Inc..................................       3,937
    600   *Cognizant Tech Solution Corp.........      18,225
    600   *Mastech Corp.........................      17,175
  1,200   *SPR Inc..............................      20,700
    500   *Verisign Inc.........................      29,563
  1,500   *TSI Intl. Software Corp..............      71,813
                                                  ----------
                                                     161,413
                                                  ----------
          COMPUTER SOFTWARE (7.6%)
    500   *Electronic Processing Inc............       5,000
    200   *Keane Inc............................       7,987
    200   *IMR Global Corp......................       5,887
    700   *Inso Corp............................      17,500
  1,200   *Macromedia Inc.......................      40,425
    800   *Mapics Inc...........................      13,200
    600   *New Era of Networks Inc..............      26,400
  1,900   *Pervasive Software Inc...............      36,575
    133   Timberline Software Corp..............       1,829
    400   *Wind River Systems...................      18,800
                                                  ----------
                                                     173,603
                                                  ----------
          CONSUMER PRODUCTS (1.0%)
    100   *American Bank Note Holograph.........       1,750
    600   *Tropical Sportswear Intl.............      21,525
                                                  ----------
                                                      23,275
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          DRUGS (0.9%)
    800   *Geltex Pharmaceuticals Inc...........  $   18,100
    100   *King Pharmaceuticals Inc.............       2,612
                                                  ----------
                                                      20,712
                                                  ----------
          EDUCATION/SCHOOLS (2.0%)
    200   *Bright Horizons Family Solutions.....       5,400
  1,000   *Education Management Corp............      23,625
    500   *ITT Educational Services Inc.........      17,000
                                                  ----------
                                                      46,025
                                                  ----------
          ELECTRICAL EQUIPMENT (6.2%)
    400   *Applied Micro Circuits...............      13,588
  1,200   *Artisan Components Inc...............       6,375
    100   *Carrier Access Corp..................       3,444
    700   *E-Tek Dynamics Inc...................      18,725
    300   *Jabil Circuit Inc....................      22,387
    400   *RF Micro Devices Inc.................      18,550
    300   *Sanmina Corp.........................      18,750
  1,000   *Transwitch Corp......................      38,938
                                                  ----------
                                                     140,757
                                                  ----------
          INSURANCE SERVICES (2.0%)
  1,400   *Xoom.com Inc.........................      46,200
                                                  ----------
          FINANCIAL SERVICES (7.6%)
  1,100   *Ameritrade Holding Corp. CL A........      34,650
    700   Arm Financial Group Inc. CL A.........      15,531
  1,100   *Financial Federal Corp...............      27,225
  1,700   *Knight/Trimark Group.................      40,694
    700   *NCO Group Inc........................      31,500
    100   *Telebanc Financial Corp..............       3,400
    800   Waddell & Reed........................      18,950
                                                  ----------
                                                     171,950
                                                  ----------
          HOUSING, FURNITURE & RELATED (2.2%)
    600   *Knoll Inc............................      17,775
  1,200   *Select Comfort Corp..................      31,725
                                                  ----------
                                                      49,500
                                                  ----------
          HOTEL/LODGING (1.7%)
  1,000   Four Seasons Hotels Inc...............      29,250
    500   Intrawest Resorts.....................       8,438
                                                  ----------
                                                      37,688
                                                  ----------
          HUMAN SERVICES (2.2%)
    600   *Data Processing Resources Corp.......      17,550
    900   *Labor Ready Inc......................      17,719
    200   *On Assignment Inc....................       6,900
    400   *Vincam Group Inc.....................       7,025
                                                  ----------
                                                      49,194
                                                  ----------
          INTERNET SOFTWARE & SERVICES (10.2%)
  1,300   *24/7 Media Inc.......................      36,400
    900   *Abovenet Communications..............      18,900
    300   *CMG Information Services Inc.........      31,950
    300   *Earthlink Network Inc................      17,100
    600   *Lycos Inc............................      33,338
    100   *Mindspring Enterprises Inc...........       6,106

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          INTERNET SOFTWARE & SERVICES, CONTINUED
    500  *Network Solutions.....................  $   65,438
  1,100  *Psinet Inc............................      22,962
                                                  ----------
                                                     232,194
                                                  ----------
          INDUSTRIAL SERVICES (0.8%)
    100  *Rental Service Corp...................       1,569
    700  *U.S. Liquids Inc......................      15,750
                                                  ----------
                                                      17,319
                                                  ----------
          MEDIA & PUBLISHING (3.9%)
    500  *Macrovision Corp......................      21,125
  1,200  *Gemstar Intl. Group Ltd...............      68,700
                                                  ----------
                                                      89,825
                                                  ----------
          MEDICAL & RELATED (4.3%)
    800  *Cytyc Corp............................      20,600
    600  *Incyte Pharmaceuticals................      22,425
  1,100  *Ocular Sciences Inc...................      29,425
    300  *Province Healthcare Co................      10,763
    700  *Sabratek Corp.........................      11,463
    100  *Xomed Surgical Products Inc...........       3,200
                                                  ----------
                                                      97,876
                                                  ----------
          NETWORK PRODUCTS (5.1%)
    400  *Concur Technologies Inc...............      12,200
    700  *Concord Communications................      39,725
    200  *International Network Services........      13,300
    500  *ISS Group Inc.........................      27,500
    600  *Visual Networks Inc...................      22,500
                                                  ----------
                                                     115,225
                                                  ----------
          PRINTING & PUBLISHING (0.6%)
    200  *Consolidation Graphics Inc............      13,513
                                                  ----------
          REAL ESTATE AND LEASING (0.5%)
    600  *CB Richard Ellis Services.............      10,875
                                                  ----------
          RESTAURANTS (0.1%)
    100  *P.J. America Inc......................       1,812
                                                  ----------
          RETAIL (7.0%)
    500  *Abercrombie & Fitch Co. CL A..........      35,375
    700  *American Eagle Outfitters Inc.........      46,638
  2,100  *Beyond.Com Corp.......................      43,575
  1,100  *Comp USA Inc..........................      14,369
    500  *Onsale Inc............................      20,031
                                                  ----------
                                                     159,988
                                                  ----------
          TRAVEL SERVICES (0.5%)
    400  *Global Vacation Group Inc.............       3,450
    500  *Resortquest International.............       7,312
                                                  ----------
                                                      10,762
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          TRANSPORTATION (0.8%)
    600   Skywest Inc...........................  $   19,613
                                                  ----------
          VITAMINS/NUTRITION PRODUCTS (0.5%)
    100  *Twinlab Corp..........................       1,312
  1,000  *Usana Inc.............................      10,125
                                                  ----------
                                                      11,437
                                                  ----------
          TOTAL U.S. COMMON STOCK
           (94.0%) (COST $1,585,404)............  $2,135,848
                                                  ----------

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          UNITED KINGDOM (2.6%)
          COMPUTER SERVICES (2.3%)
  1,500  *Ecsoft Group PLC......................  $   52,875
                                                  ----------
          HUMAN SERVICES (0.3%)
    300   Select Appointments Hldg PLC ADR......       6,450
                                                  ----------
          TOTAL UNITED KINGDOM..................      59,325
                                                  ----------
          TOTAL FOREIGN COMMON STOCK
           (2.6%) (COST $53,142)................  $   59,325
                                                  ----------
          TOTAL COMMON STOCK
           (96.7%) (COST $1,638,546)............  $2,195,173
                                                  ----------

 FACE                                               MARKET
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL (3.2%)
$74,000   Star Bank 3.50% due 01/04/99
          repurchase price $74,029
           collateralized by GNMA certificate
           pool #8375 due 02/20/24 (cost
           $74,000).............................  $   74,000
                                                  ----------
          TOTAL REPURCHASE AGREEMENTS
           (3.2%) (COST $74,000)................  $   74,000
                                                  ----------
          TOTAL HOLDINGS (99.9%)
           (COST $1,712,546) (a)................  $2,269,173
                                                  ----------
          CASH & RECEIVABLES, NET OF
           LIABILITIES (0.1%)...................       1,900
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $2,271,073
                                                  ==========

---------------

 *  Non-income producing securities

(a) Also represents cost for Federal Income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 1998

Assets:
  Investments in securities at market value
    (note 1) (cost $1,712,546)..............  $ 2,269,173
  Cash in bank..............................          725
  Dividends and accrued interest
    receivable..............................           55
  Other.....................................        9,583
                                              -----------
    Total assets............................    2,279,536
                                              -----------
Liabilities:
  Payable for securities purchased..........        2,625
  Payable for investment management services
    (note 3)................................        2,836
  Other accrued expenses....................        3,002
                                              -----------
    Total liabilities.......................        8,463
                                              -----------
Net assets at market value..................  $ 2,271,073
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   217,009
  Paid-in capital in excess of par value....    1,912,360
  Accumulated net realized loss on
    investments (note 1)....................     (414,923)
  Net unrealized appreciation on investments
    (note 1)................................      556,627
                                              -----------
Net assets at market value..................  $ 2,271,073
                                              ===========
Shares outstanding (note 4).................      217,009
Net asset value per share...................  $     10.47
                                              ===========

 STATEMENT OF OPERATIONS

                                                May 1, 1998 to December 31, 1998

Investment income:
  Interest...................................  $    5,361
  Dividends..................................         534
                                               ----------
    Total investment income..................       5,895
                                               ----------
Expenses:
  Management fees (note 3)...................      10,726
  Custodian fees (note 3)....................       3,210
  Directors' fees (note 3)...................         132
  Professional fees..........................         420
  Accounting and transfer agent fees.........      17,454
  Other......................................         702
                                               ----------
    Total expenses...........................      32,644
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (9,157)
                                               ----------
    Net expenses.............................      23,487
                                               ----------
    Net investment loss......................  $  (17,592)
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments.........  $ (414,923)
  Net increase in unrealized appreciation on
    on investments...........................     556,627
                                               ----------
      Net gain on investments................     141,704
                                               ----------
      Net increase in net assets from
         operations..........................  $  124,112
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD
                                                               FROM MAY 1, 1998
                                                                TO DECEMBER 31,
                                                                     1998
                                                               -----------------
From operations:
  Net investment loss.......................................      $  (17,592)
  Realized loss on investments..............................        (414,923)
  Unrealized gain on investments............................         556,627
                                                                  ----------
      Net increase in net assets from operations............         124,112
                                                                  ----------
From capital share transactions (note 4):
  Received from shares sold.................................       2,148,414
  Paid for shares redeemed..................................          (1,453)
                                                                  ----------
      Increase in net assets derived from capital share
       transactions.........................................       2,146,961
                                                                  ----------
         Increase in net assets.............................       2,271,073
                                                                  ----------
Net Assets:
  Beginning of period.......................................               0
                                                                  ----------
  End of period.............................................      $2,271,073
                                                                  ==========

 FINANCIAL HIGHLIGHTS

                                                                FOR THE PERIOD
                                                               FROM MAY 1, 1998
                                                                TO DECEMBER 31,
                                                                     1998
                                                               -----------------
Per share data:
Net asset value, beginning of period........................        $10.00
Income from investment operations:
  Net investment loss.......................................         (0.09)
  Net realized and unrealized gain on investments...........          0.56
                                                                    ------
    Total income from investment operations.................          0.47
                                                                    ------
Net asset value, end of period..............................        $10.47
                                                                    ======
Total return (b)............................................          4.62%
Ratios and supplemental data (a)(c):
  Ratios net of fees reimbursed by advisor:
    Expenses................................................          1.96%
    Net investment income...................................         (1.47)%
  Ratios assuming no fees reimbursed by advisor:
    Expenses................................................          2.72%
    Net investment income...................................         (2.23)%
Portfolio turnover rate.....................................           121%
Net assets at end of period (millions)......................        $  2.3

---------------

(a) Annualized

(b) Calculated since inception, May 1, 1998. Not annualized.

(c) The advisor has elected to reimburse certain operating expenses of the Small Cap Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

    Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of twenty separate investment portfolios that seek the following investment objectives:

    o Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

    o Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

    o Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

    o Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

    o International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

    o Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

    o Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

    o Global Contrarian Portfolio -- long-term growth of capital by investing in foreign and domestic securities believed to be undervalued or presently out of favor.

    o Aggressive Growth Portfolio -- capital growth.

    o Core Growth Portfolio -- long-term capital appreciation.

    o Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

    o S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

    o Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

    o Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

    o Stellar Portfolio -- maximum total return by investing in domestic and foreign securities (equity and fixed income), real estate, precious metal securities, and money market securities.

    o Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

    The following portfolios commenced operations on May 1, 1998:

    o Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

    o Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    o High Income Bond Portfolio -- seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

    o Small Cap Growth -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

    The following is a summary of significant accounting policies:

    Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

    For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

    Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, Global Contrarian, Aggressive Growth, Stellar, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

    In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

    Each portfolio other than the Money Market Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

    The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or US Treasuries. The Aggressive Growth Portfolio currently holds investments in Russell 2000 Index Futures Contracts and S&P 500 Index Future Contracts. The futures contracts in the S&P 500 Index Portfolio and the Aggressive Growth Portfolio at December 31, 1998 are as follows:

                                                        EXPIRATION    UNDERLYING FACE    UNREALIZED        CASH DEPOSITED
       PORTFOLIO                PURCHASED                  DATE       AMOUNT AT VALUE       GAIN        AS MARGIN REQUIREMENT
       ---------                ---------               ----------    ---------------    -----------    ---------------------
   S&P 500              138 S&P 500 Index Contracts     March '99      $ 41,071,750      $ 2,090,500         $ 1,863,000
   Aggressive Growth    3 Russell 2000 Index Contracts  March '99           621,700           15,800              27,200
   Aggressive Growth    6 S&P 500 Index Contracts       March '99         1,851,275           16,975              80,800

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, Global Contrarian, Aggressive Growth, Stellar, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, Global Contrarian, Aggressive Growth, Stellar, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the Small Cap, Aggressive Growth, Core Growth and Small Cap Growth Portfolios: accumulated net investment loss has been decreased by $187,071, $21,640, $62,638 and $17,952, respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $187,071, $21,640, $62,638 and $17,952 respectively. This reclassification has no effect on net assets or net asset value per share.

   For Federal income tax purposes, the Bond, Omni, Small Cap, Core Growth, Growth and Income, Social Awareness, Strategic Income, Blue Chip, Equity Income and Small Cap Growth Portfolios had capital loss carryovers of $274,501, $681,856, $4,198,422, $1,632,809, $3,005,094, $622,020, $97,030,
   $18,271, $5,714 and $414,923 respectively, at December 31, 1998. If not offset by capital gains, $41,235 will expire in 2003 in the Bond Portfolio, $2,893 and $447,567 will expire in 2005 in the Bond and Core Growth Portfolios, respectively and $230,373, $681,856, $4,198,422, $1,185,242,
   $3,005,094, $622,022, $97,030, $18,271, $5,714 and $414,923 will expire in
   2006 in the Bond, Omni, Small Cap, Core Growth, Growth and Income, Social Awareness, Strategic Income, Blue Chip, Equity Income and Small Cap Growth Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The gross unrealized appreciation and depreciation on investments in each portfolio as of December 31, 1998 were as follows:

                                                                                                               CAPITAL
                                               EQUITY          BOND            OMNI        INTERNATIONAL    APPRECIATION
                                            ------------    -----------    ------------    -------------    -------------
Gross unrealized:
  Appreciation............................  $127,628,808    $ 1,004,138    $ 63,012,142    $ 16,944,183     $   6,887,251
  Depreciation............................   (14,989,841)      (390,280)    (10,021,510)    (25,740,274)       (3,778,113)
Net unrealized:
  Appreciation (Depreciation).............   112,638,967        613,858      52,990,632      (8,796,091)        3,109,138

                                               SMALL          GLOBAL        AGGRESSIVE         CORE           GROWTH &
                                                CAP         CONTRARIAN        GROWTH          GROWTH           INCOME
                                            ------------    -----------    ------------    -------------    -------------
Gross unrealized:
  Appreciation............................  $ 21,939,495    $ 1,274,336    $  2,940,298    $  2,824,800     $   9,485,474
  Depreciation............................    (1,809,202)    (2,265,134)     (1,700,872)       (186,758)       (3,237,614)
Net unrealized:
  Appreciation............................    20,130,293       (990,798)      1,239,426       2,638,042         6,247,860

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              SOCIAL        STRATEGIC                         RELATIVE
                                              S&P 500        AWARENESS        INCOME          STELLAR           VALUE
                                            ------------    -----------    ------------    -------------    -------------
Gross unrealized:
  Appreciation............................  $  8,688,208    $   476,450    $     63,288    $    296,100     $   1,872,191
  Depreciation............................      (870,560)    (1,868,896)       (261,139)       (192,375)         (128,422)
Net unrealized:
  Appreciation (Depreciation).............     7,817,648     (1,392,446)       (197,851)        103,725         1,743,769

                                                              EQUITY       HIGH INCOME       SMALL CAP
                                             BLUE CHIP        INCOME           BOND           GROWTH
                                            ------------    -----------    ------------    -------------
Gross unrealized:
  Appreciation............................  $    289,890    $   246,997    $    135,268    $    632,194
  Depreciation............................      (179,789)      (128,976)       (551,534)        (75,567)
Net unrealized:
  Appreciation (Depreciation).............       110,101        118,021        (416,266)        556,627

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 1998 were as follows:

                                                                                                                CAPITAL
                                               EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                            ------------    ------------    ------------    -------------    -------------
Stocks & Bonds:
  Purchases...............................  $ 68,906,018    $ 11,874,909    $ 53,692,318    $ 29,867,283     $  39,591,352
  Sales...................................    68,240,377       2,777,343      32,345,296      27,036,107        26,909,965
U.S. Government Obligations:
  Purchases...............................            --              --              --              --         1,822,469
  Sales...................................            --              --              --              --           125,000

                                               SMALL           GLOBAL        AGGRESSIVE         CORE           GROWTH &
                                                CAP          CONTRARIAN        GROWTH          GROWTH           INCOME
                                            ------------    ------------    ------------    -------------    -------------
Stocks & Bonds:
  Purchases...............................  $ 71,027,299    $ 10,541,770    $ 46,159,901    $ 13,551,395     $ 131,057,532
  Sales...................................    54,940,257       8,513,040      42,007,664      12,345,416        99,509,813
U.S. Government Obligations:
  Purchases...............................            --              --         222,284              --                --
  Sales...................................            --              --         285,000              --                --

                                                              SOCIAL        STRATEGIC                         RELATIVE
                                              S&P 500        AWARENESS        INCOME          STELLAR           VALUE
                                            ------------    -----------    ------------    -------------    -------------
Stocks & Bonds:
  Purchases...............................  $ 63,131,513    $ 8,635,349    $  4,542,831    $  2,245,625     $   7,029,754
  Sales...................................    31,602,547      4,471,383       3,378,459       1,770,962         4,220,889
U.S. Government Obligations:
  Purchases...............................            --             --         485,788         518,326                --
  Sales...................................            --             --         376,351         309,376                --

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                            HIGH INCOME       EQUITY         SMALL CAP
                                             BLUE CHIP         BOND           INCOME          GROWTH
                                            ------------    -----------    ------------    -------------
Stocks & Bonds:
  Purchases...............................  $  3,409,614    $ 2,776,741    $ 11,285,174    $  4,075,959
  Sales...................................       723,978        731,928       1,016,067       2,022,491
U.S. Government Obligations:
  Purchases...............................            --             --              --              --
  Sales...................................            --             --              --              --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

    The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Global Contrarian, Relative Value, Small Cap Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million;
    (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million;
    (h) for the Stellar Portfolio, 1.00% of that Portfolio's net assets; and (I) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio.

    Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, Global Contrarian, Aggressive Growth, Core Growth, Growth & Income, Small Cap Growth, Strategic Income, Stellar, Relative Value, High Income Bond, Equity Income, and Blue Chip Portfolios, subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Societe Generale Asset Management Corp. ("SGAM"), T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Star Bank, N.A. ("Star"), and Federated Investment Counseling ("FIC") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) SGAM receives from ONI fees at the annual rate of 0.65% of the International and Global Contrarian Portfolios' average daily net assets during the quarter for which the fee is paid, (b) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio, (c) FAM receives from ONI a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (d) SCM receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio;
    (e) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (f) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (g) Star receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.75% of the $50 million and 0.70% of average daily net assets in excess of $50 million of the Stellar Portfolio and (iii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; and (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily 127

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios and (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio.

   Effective January 1, 1999 FIC replaced SGAM as the sub-advisor for the International and Global Contrarian Portfolios. As compensation for their services FIC will receive from ONI fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of the International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE

   Transactions Capital share transactions for the years ended December 31, 1998 and 1997 were as follows:

                                                    EQUITY                 MONEY MARKET                  BOND
                                            ----------------------    ----------------------    ----------------------
                                              1998         1997         1998         1997         1998         1997
                                            ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales............    675,941    1,099,809    6,102,024    4,006,494      986,062      644,662
Capital shares issued on reinvested
  dividends...............................    254,451      574,786      164,506      124,176      150,778      161,245
Capital shares redeemed...................    883,690      752,158    4,740,526    3,767,642      486,752      723,200

                                                     OMNI                 INTERNATIONAL          CAPITAL APPRECIATION
                                            ----------------------    ----------------------    ----------------------
                                              1998         1997         1998         1997         1998         1997
                                            ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales............  1,413,338    1,691,998      848,791    2,422,039    1,366,055    1,350,471
Capital shares issued on reinvested
  dividends...............................    264,859      715,507      855,911    1,742,189      580,235      359,011
Capital shares redeemed...................    872,309      709,824    2,444,300    1,377,360      443,155      249,388

                                                  SMALL CAP             GLOBAL CONTRARIAN         AGGRESSIVE GROWTH
                                            ----------------------    ----------------------    ----------------------
                                              1998         1997         1998         1997         1998         1997
                                            ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales............    918,465    1,170,240      346,731      579,754      667,591      767,314
Capital shares issued on reinvested
  dividends...............................         47      131,550      211,017      132,202      159,625       23,559
Capital shares redeemed...................    381,989      320,642      252,173      143,586      249,214      193,560

                                                 CORE GROWTH             GROWTH & INCOME               S&P 500
                                            ----------------------    ----------------------    ----------------------
                                              1998         1997         1998         1997         1998         1997
                                            ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales............    447,717    1,272,254    2,697,893    1,436,044    4,704,361    1,782,577
Capital shares issued on reinvested
  dividends...............................          0          419       31,748       75,471      394,979      187,990
Capital shares redeemed...................    315,206      287,167      416,202       56,151      366,640       88,101

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               SOCIAL AWARENESS          STRATEGIC INCOME              STELLAR
                                            ----------------------    ----------------------    ----------------------
                                              1998         1997         1998         1997         1998         1997
                                            ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales............    491,246      399,740      116,213      309,296       98,689      262,250
Capital shares issued on reinvested
  dividends...............................      3,763       37,565       27,950       16,810       12,199        6,971
Capital shares redeemed...................    170,620       12,616       33,901        6,191       32,973        5,693

                                                                                    EQUITY        HIGH
                                                RELATIVE VALUE        BLUE CHIP     INCOME       INCOME      S. CAP G.
                                            ----------------------    ---------    ---------    ---------    ---------
                                              1998         1997         1998         1998         1998         1998
                                            ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales............    486,057      460,646      287,536      216,229    1,046,722      217,195
Capital shares issued on reinvested
  dividends...............................     13,803        3,973          403        1,309       42,369            0
Capital shares redeemed...................    285,649       12.351        6,276        6,719          855          186

    The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

    As of December 31, 1998, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                              INTERNATIONAL PORTFOLIO

                  CURRENCY TO BE DELIVERED                        CURRENCY TO BE RECEIVED                         UNREALIZED
    SETTLE    ---------------------------------   U.S. $ VAL.   ---------------------------   U.S. $ VAL.   -----------------------
    DATES        AMOUNT             TYPE          AT 12/31/98     AMOUNT          TYPE        AT 12/31/98     GAIN         LOSS
    ------    -------------   -----------------   -----------   ----------   --------------   -----------   --------   ------------
   07/15/99       4,422,000   Australian Dollar    2,699,631     2,769,587   U.S. Dollar       2,769,587    $ 69,956             --
   04/07/99       7,031,000   Swiss Franc          5,164,157     5,099,760   U.S. Dollar       5,099,760          --   $    (64,397)
   04/14/99      11,825,000   Deutsche Mark        7,138,761     7,092,714   U.S. Dollar       7,092,714          --        (46,047)
   11/14/99         885,445   U.S. Dollar            885,445     1,472,000   Deutsche Mark       888,647       3,202             --
   07/08/99         804,000   Deutsche Mark          486,727       490,274   U.S. Dollar         490,274       3,547             --
   04/21/99       3,019,000   French Franc           543,059       551,265   U.S. Dollar         551,265       8,206             --
   04/21/99         276,742   U.S. Dollar            276,742     1,529,000   French Franc        275,037          --         (1,705)
   07/01/99      28,932,000   French Franc         5,215,087     5,243,204   U.S. Dollar       5,243,204      28,117             --
   05/05/99         332,000   British Pound          552,066       560,748   U.S. Dollar         560,748       8,682             --
   05/05/99         253,198   U.S. Dollar            254,197       151,000   British Pound       251,090          --         (3,107)
   04/28/99   1,044,480,000   Japanese Yen         9,342,815     8,248,491   U.S. Dollar       8,248,491          --     (1,094,324)
   07/29/99   1,215,749,000   Japanese Yen        11,002,751    10,702,016   U.S. Dollar      10,702,016          --       (300,735)
   05/14/99       5,361,000   New Zld Dollar       2,819,350     2,750,537   U.S. Dollar       2,750,537          --        (68,813)
   05/15/99          12,871   U.S. Dollar             12,872        24,000   New Zld Dollar       12,622          --           (250)
   10/05/01       3,650,000   New Zld Dollar       1,958,225     1,750,175   U.S. Dollar       1,750,175          --       (208,050)
                                                  ----------                                  ----------    --------   ------------
                                                  48,351,885                                  46,686,167    $121,710   $ (1,787,428)
                                                  ==========                                  ==========    ========   ============

                            GLOBAL CONTRARIAN PORTFOLIO

                  CURRENCY TO BE DELIVERED                        CURRENCY TO BE RECEIVED                         UNREALIZED
    SETTLE    ---------------------------------   U.S. $ VAL.   ---------------------------   U.S. $ VAL.   -----------------------
    DATES        AMOUNT             TYPE          AT 12/31/98     AMOUNT          TYPE        AT 12/31/98     GAIN         LOSS
    ------    -------------   -----------------   -----------   ----------   --------------   -----------   --------   ------------
   04/28/99      39,902,000   Japanese Yen           356,921       344,714   U.S. Dollar         344,714          --   $    (12,207)
   07/29/99      11,356,000   Japanese Yen           102,774        99,965   U.S. Dollar          99,965          --         (2,809)
   11/13/00      18,480,000   Japanese Yen           176,715       173,147   U.S. Dollar         173,147          --         (3,568)
   04/07/99         125,000   Dutch Guilder           66,816        64,868   U.S. Dollar          64,868          --         (1,948)
   04/07/99          66,260   U.S. Dollar             66,260        64,868   Dutch Guilder        66,816    $    556             --
                                                  ----------                                  ----------    --------   ------------
                                                     769,486                                     749,510    $    556   $    (20,532)
                                                  ==========                                  ==========    ========   ============

OHIO NATIONAL FUND, INC.                                       December 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

    There was a special meeting of the shareholders of the Small Cap portfolio on February 17, 1998. The Small Cap portfolio shareholders approved a new Sub-Advisory Agreement between Founders Asset Management LLC and Ohio National Investments, Inc. by a vote of 2,552,459 in favor, 29,932 opposed, and 296,552 abstaining.

   The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. -- Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, Global Contrarian Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Strategic Income Portfolio, Stellar Portfolio, Relative Value Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Small Cap Growth Portfolio (collectively, the Funds), including the schedules of investments, as of December 31, 1998 and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated in the financial statements and financial highlights herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodians and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

                                                                        KPMG LLP
Cincinnati, Ohio
February 5, 1999

                            OHIO NATIONAL FUND, INC.

                                    Form N-1A


                                     PART C.


                                OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS

The following audited financial statements are included in Part B of this registration statement:

              Statements of Assets and Liabilities as of December 31, 1998

              Statements of Operations for the Year or Periods Ended December 31, 1998

              Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997

              Schedule of Investments at December 31, 1998 -- Equity Portfolio

              Schedule of Investments at December 31, 1998 -- Money Market Portfolio

              Schedule of Investments at December 31, 1998 -- Bond Portfolio

              Schedule of Investments at December 31, 1998 -- Omni Portfolio

              Schedule of Investments at December 31, 1998 -- International Portfolio

              Schedule of Investments at December 31, 1998 -- Capital Appreciation Portfolio

              Schedule of Investments at December 31, 1998 -- Small Cap
              Portfolio

              Schedule of Investments at December 31, 1998 -- Global Contrarian Portfolio

              Schedule of Investments at December 31, 1998 -- Aggressive Growth Portfolio

              Schedule of Investments at December 31, 1998 -- Core Growth Portfolio

              Schedule of Investments at December 31, 1998 -- Growth & Income Portfolio

              Schedule of Investments at December 31, 1998 -- S&P 500 Index Portfolio

              Schedule of Investments at December 31, 1998 -- Social Awareness Portfolio

              Schedule of Investments at December 31, 1998 -- Strategic Income Portfolio

              Schedule of Investments at December 31, 1998 -- Stellar Portfolio

              Schedule of Investments at December 31, 1998 -- Relative Value Portfolio

              Schedule of Investments at December 31, 1998 -- High Income Bond Portfolio

              Schedule of Investments at December 31, 1998 -- Equity Income Portfolio

              Schedule of Investments at December 31, 1998 -- Blue Chip
              Portfolio

              Schedule of Investments at December 31, 1998 -- Small Cap Growth Portfolio

              Notes to Financial Statements for December 31, 1998

              Independent Auditors' Report of KPMG LLP dated February 5, 1999

The following audited financial information is included in Part A of this registration statement:

              Financial Highlights (Ten years ended December 31, 1998)

Written Consents of the Following Persons:

              KPMG LLP

              Ronald L. Benedict, Esq. as Legal Counsel to the Registrant

              Jones & Blouch L.L.P. as Legal Counsel to the Registrant



Exhibits:



(n) Financial Data Schedules as of December 31, 1998 for each of the Registrant's portfolios

All other relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

              (a) Articles of Incorporation of the Registrant (amended as of November 2, 1982) were filed as Exhibit (1) of the Registrant's Form N-1, Post-effective Amendment No. 6, on August 3, 1982.

              (a)(1) Articles Supplementary of the Registrant, effective December 30, 1992, were filed as Exhibit (1)(a) of the Registrant's Form N-1A, Post-effective amendment No. 21, on February 26, 1993.

              (a)(2) Articles Supplementary of the Registrant, effective March 1, 1994, were filed as Exhibit (1)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 24, on March 2, 1994.

              (a)(3) Articles Supplementary of the Registrant, effective December 15, 1994 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.


              (a)(4) Articles Supplementary of the Registrant, effective September 16, 1996 were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (a)(5) Articles Supplementary of the Registrant, effective March 17, 1998, were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 36, on April 24, 1998.

              (b) By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 17, on March 27, 1989.

              (c)(1) Specimen of certificated securities of the Registrant's International Portfolio was filed as Exhibit (4) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (c)(2) Specimen of certificated securities of the Registrant's Capital Appreciation Portfolio was filed as Exhibit
                        (4)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(3) Specimen of certificated securities of the Registrant's Small Cap Portfolio was filed as Exhibit (4)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(4) Specimens of certificated securities of the Registrant's Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (c)(5) Specimens of certificated securities of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant's Form N-1A, Post-effective Amendment no.
                        32, on October 21, 1996.

              (d) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and Schedule A, thereto effective May 1, 1998, was filed as Exhibit (5)(a)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998.

              (d)(1) Sub-Advisory Agreement (for the Capital Appreciation Portfolio) between Ohio National Investments, Inc. and
                        T. Rowe Price Associates, Inc. dated May 1, 1996, was filed as Exhibit 5(c) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and an Amendment, thereto effective January 1, 1998, was filed as Exhibit (5)(c)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998.


              (d)(2) Sub-Advisory Agreement dated April 1, 1998 (for the Small Cap Portfolio) between Ohio National Investments, Inc. and Founders Asset Management LLC was filed as Exhibit (5)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998 with an amendment filed as Exhibit (d)(2)(i) under Post-effective Amendment no. 37 on February 25, 1999.


              (d)(3) Sub-Advisory Agreement (for the Aggressive Growth Portfolio) between Ohio National Investments, Inc. and Strong Capital Management, Inc., dated May 1, 1996, was filed as Exhibit (5)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996 with an amendment filed as Exhibit (d)(3)(i) under Post-effective Amendment no. 37 on February 25, 1999.

              (d)(4) Sub-Advisory Agreement (for the Core Growth Portfolio) between Ohio National Investments, Inc. and Pilgrim Baxter & Associates, Ltd., dated January 3, 1997 was filed as Exhibit no. (5)(f) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on
                        October 21, 1996 with an amendment filed as Exhibit
                        (d)(4)(i) under Post-effective Amendment no. 37 on February 25, 1999.


              (d)(5) Sub-Advisory Agreement (for the Strategic Income and Relative Value Portfolios) between Ohio National Investments, Inc. and Star Bank, N.A., dated January 3, 1997 was filed as Exhibit no. (5)(h) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.


              (d)(6) Sub-Advisory Agreement dated May 1, 1998 (for the High Income Bond, Equity Income and Blue Chip Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (5)(j) of the Registrant's Form N-1A Post-effective Amendment no. 35 on February 13, 1998.


              (d)(7) Subadvisory Agreement (for the International and International Small Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. was filed as Exhibit (d)(7) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (d)(8) Subadvisory Agreement (for the Growth & Income and Small Cap Growth Portfolios) between Ohio National Investments, Inc. and Robertson Stephens Investment Management, L.P. was filed as Exhibit no. (d)(8) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (d)(9) Subadvisory Agreement (for the Firstar Growth & Income Portfolio) between Ohio National Investments, Inc. and Firstar Investment Research & Management Company, LLC was filed as Exhibit (d)(9) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.


              (g) Custody Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (8) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (g)(1) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit
                        (8)(a)(i) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (h)(1) Fund Accounting Services Agreement between the Registrant and American Data Services, Inc. was filed as Exhibit (9) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(2) Transfer Agency and Service Agreement between the Registrant and American Data Services, Inc. was filed as Exhibit (9)(a) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(3) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.

              (h)(4) Master Repurchase Agreement between the Registrant and Star Bank, N.A. was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.


              (h)(5) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.


              (h)(6) Joint Insured Agreement among the Registrant, ONE Fund, Inc., Dow Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (i)(1) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's International Portfolio was filed as Exhibit (10) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (i)(2) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios was filed as Exhibit (10)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (i)(3) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit no. (10)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (i)(4) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (10)(c) of the Registrant's Form N-1A, Post-Effective Amendment no. 36 on April 24, 1998.

              (j)(1) Investment letter for the initial subscription of capital stock of the Registrant's International Portfolio was filed as Exhibit (13) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993.

              (j)(2) Investment letters for the initial subscriptions of capital stock of the Registrant's Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (j)(3) Investment letter for the initial subscription of stock of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios was filed as Exhibit
                        (13)(b) of the Registrant's Form N-1A Post-effective Amendment no. 33, on April 25, 1997.



              (j)(4) Investment letter for the initial subscription of stock of the Registrant's Small Cap Growth, High Income Bond, Equity Income and Blue Chip Portfolios was filed as Exhibit (13)(c) of the Registrant's Form N-1A Post-Effective Amendment no. 36 on April 24, 1998.


PERSONS UNDER COMMON CONTROL WITH REGISTRANT
The Registrant is an affiliate of The Ohio National Life Insurance Company ("ONLI"). The diagram on page 4A shows all persons under common control with the Registrant. ONLI is a mutual life insurer and it owns 100% of the voting securities of each of its subsidiaries. As of February 1, 1998, it also owned 91.7% of the voting securities of the Registrant, which are held of record in the separate accounts of ONLI. The remaining 8.3% of the Registrant's voting securities were owned by Ohio National Life Assurance Corporation ("ONLAC") and held of record in ONLAC's separate account. ONLI owns 100% of the voting securities of Ohio National Investments, Inc. (the "Adviser"). ONLI also owned 42.0% of the voting shares of ONE Fund, Inc. ("ONE Fund") as of that date.

NUMBER OF HOLDERS OF SECURITIES


As of April 10, 1999, the securities of the Registrant were held as follows:



        Title of Class                          Number of Record Holders
        --------------                          ------------------------
        Equity                                              5
        Money Market                                        5
        Bond                                                5
        Omni                                                5
        International                                       5
        Capital Appreciation                                5
        Small Cap                                           5
        Global Contrarian                                   5
        Aggressive Growth                                   5
        Core Growth                                         5
        Growth & Income                                     5
        S&P 500 Index                                       5
        Social Awareness                                    5
        Strategic Income                                    1
        Stellar                                             1
        Relative Value                                      1

        Small Cap Growth                                    1

        High Income Bond                                    1
        Equity Income                                       1
        Blue Chip                                           1

INDEMNIFICATION

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.


              BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Ohio National Investments, Inc. (the "Adviser") is engaged in providing investment management services to the Registrant and to ONE Fund. The Adviser is also authorized to provide such services to others. The Adviser has not engaged in any other business of a substantial nature during the past two fiscal years. The names of each director and officer of the Adviser and the business of a substantial nature of each during the past two fiscal years are as follows:

                                       Position with                    Business of a Substantial
Name                                     the Adviser                    Nature During Past Two Years
----                                     -----------                    ----------------------------
Joseph P. Brom                         Director and                     Senior Vice President and Chief
                                       President                        Investment Officer of ONLI; Vice President of
                                                                        Registrant; Senior Vice President of ONLAC; Vice
                                                                        President of ONE Fund; Until 1997 was Director and
                                                                        President of ONIMCO

Michael A. Boedeker                    Director and                     Vice President, Fixed Income Securities
                                       Vice President                   of ONLI; Vice President of ONLAC; Vice President of
                                                                        Registrant; Vice President of ONE Fund; Until 1997
                                                                        was Director and Vice President of ONIMCO

Stephen T. Williams                    Director and                     Vice President, Equity Investments of ONLI; Vice
                                       Vice President                   President of Registrant; Vice President of ONE
                                                                        Fund; Until 1997 was Director and Vice President of ONIMCO

Michael D. Stohler                     Director and                     Vice President, Mortgages & Real Estate ONLI;
                                       Vice President                   Director and President Enterprise Park, Inc.
Keith O. Hanson                        Vice President                   Investment Officer and Portfolio Manager of ONLI.

R. Douglas Hundley                     Vice President                   Investment Officer and Portfolio Manager of ONLI.

Jed R. Martin                          Vice President                   Investment Officer and portfolio Manager of ONLI.

                                       Position with                    Business of a Substantial
Name                                     the Adviser                    Nature During Past Two Years
----                                     -----------                    ----------------------------
Ronald L. Benedict                     Secretary                        Corporate Vice President, Counsel and Secretary of ONLI;
                                                                        Director and Secretary of Registrant; Director and Secretary
                                                                        of ONE Fund; Secretary of ONLAC; Secretary of ONE, Inc.;
                                                                        Until 1997 was Secretary of ONIMCO and ONESCO

Dennis R. Taney                        Treasurer                        Mutual Fund Financial Operations Director of ONLI;
                                                                        Treasurer of Registrant; Treasurer of ONE Fund;
                                                                        Until 1997 was Treasurer of ONIMCO


BUSINESS AND OTHER CONNECTIONS OF TRPA

T. Rowe Price Associates, Inc. ("TRPA") provides investment management services to the Capital Appreciation Portfolio of the Registrant. TRPA's primary business is the management of assets for individual and institutional investors, particularly the T. Rowe Price group of mutual funds. The officers and directors of TRPA and their business of a substantial nature during the past two fiscal years are as follows:

                                       Position                         Business of a Substantial
Name                                   with TRPA                        Nature during Past Two Years
----                                   ---------                        ----------------------------
George J. Collins                      Director                         Director of Rowe Price-
                                                                        Fleming International, Inc.
                                                                        ("Price-Fleming"); Director of
                                                                        T. Rowe Price Retirement Plan
                                                                        Services, Inc. ("RPS");
                                                                        Director of T. Rowe Price
                                                                        Trust Company ("Trust Co.");
                                                                        Chairman of the Board of T.
                                                                        Rowe Price mutual funds
                                                                        ("Price Funds")

James S. Riepe                         Vice Chairman, Director          Chairman of the Board of T.
                                       and Managing Director            Rowe Price Services, Inc.
                                                                        ("Price Services"); Chairman
                                                                        of the Board of RPS; Chairman
                                                                        of the Board of Trust Co.;
                                                                        President and Director of
                                                                        T. Rowe Price Investment
                                                                        Services, Inc. ("Investment
                                                                        Services"); Vice President and
                                                                        Trustee of Price Funds

Henry H. Hopkins                       Director and                     Vice President and Director of
                                       Managing Director                Investment Services; Vice
                                                                        President and Director of
                                                                        Price Services; Vice President
                                                                        and Director of Trust Co.;
                                                                        Vice President of Price-
                                                                        Fleming; Vice President of
                                                                        RPS; Director of ICI Mutual
                                                                        Insurance Company; Vice
                                                                        President of Price Funds

James W. Halbkat, Jr.                  Director                         President of U.S. Monitor
                                                                        Corp.

John W. Rosenblum                      Director                         Taylor Murphy Professor of Darden Graduate
                                                                        School of Business Administration,
                                                                        University of Virginia; Director of Chesapeake
                                                                        Corporation; Director of Cadmus
                                                                        Communications Corp.; Director of Comdial
                                                                        Corp.; Director of Cone Mills Corp.

Robert L. Strickland                   Director                         Chairman of Lowe's Companies, Inc.


Philip C. Walsh                        Director                         Consultant to and Director of Cyprus
                                                                        Minerals Corp.; Director of Piedmont Mining
                                                                        Co., Inc.

George A. Roche                        Chairman of the                  Vice President and Director of Price-Fleming
                                       Board, President and
                                       Director

                                       Position                         Business of a Substantial
Name                                   with TRPA                        Nature during Past Two Years
----                                   ---------                        ----------------------------
M. David Testa                         Vice Chairman of the Board,
                                       Chief Investment Officer,
                                       Director and Managing
                                       Director

Charles P. Smith                       Managing Director                Vice President of Price-Fleming

Peter Van Dyke                         Managing Director                Vice President of Price-Fleming

Richard L. Menschel                    Director                         Limited Partner of Goldman Sachs
                                                                        Group L.P.

Anne Marie Whittemore                  Director                         Partner of McGuire, Woods, Battle &
                                                                        Booth; Director of Owens & Minor,
                                                                        Inc.; Director of USF&G Corp.; Director
                                                                        of Albemarle Corp.; Director of James
                                                                        River Corp.

James A.C. Kennedy III                 Director and                     President and Director of T. Rowe
                                       Managing Director                Price Strategic Partners Inc.;
                                                                        Vice President and Director of T. Rowe
                                                                        Price Threshold Fund Associates, Inc.

John H. LaPort, Jr.                    Director and
                                       Managing Director

William T. Reynolds                    Director and                     Chairman of T. Rowe Price
                                       Managing Director                Stable Asset Management, and
                                                                        Director of TRP Finance, Inc.

Brian C. Rogers                        Director and                     Vice President of Trust Co.
                                       Managing Director

Wholly-owned subsidiaries of TRPA include the following:

              Investment Services, a Maryland corporation, is the principal underwriter and distributor of the Price Funds;

              Price Services, a Maryland corporation, provides transfer agent, dividend disbursing and shareholder services to the Price Funds;

              RPS, a Maryland corporation, provides administrative, recordkeeping and subaccounting services to administrators of employee benefit plans;

              Trust Co., a Maryland limited purpose trust company, provides fiduciary and custodial services to employee benefit plans and common trust funds;

              T. Rowe Price Real Estate Group, Inc., a Maryland corporation, provides real estate services and is the investment manager of several real estate investment trusts, funds and limited partnerships;

              T. Rowe Price Stable Asset Management, Inc., a Maryland corporation, is an investment adviser specializing in management of portfolios seeking stable and consistent returns;

              T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is the general partner of T. Rowe Price Recovery Fund, LP, a Delaware limited partnership that invests in financially distressed companies;

              T. Rowe Price (Canada), Inc., a Maryland corporation, is an investment adviser which may register as such under the Securities Act of Ontario.

              Tower Venture, Inc., a Maryland corporation, serves as a general partner of 100 East Pratt Street, LP, a Maryland limited partnership (whose limited partners include TRPA) formed to improve TRPA's headquarters property;

              TRP Suburban, Inc., a Maryland corporation, is involved in the construction of an office building to house certain administrative functions of TRPA in Owings Mills, MD;

              TRP Finance, Inc. and TRP Finance MRT, Inc., are Delaware corporations managing passive corporate investments and other intangible assets.

TRP Distribution, Inc., a Maryland corporation, is a wholly-owned subsidiary of Investment Services and engages in the sale of investment products prepared by Investment Services.

Price-Fleming, a Maryland corporation, is a joint venture 50% owned by TRP Finance, Inc., and provides investment counsel service with respect to foreign securities for U.S. institutional investors.

BUSINESS AND OTHER CONNECTIONS OF FAM

Founders Asset Management LLC ("FAM"), a 90%-owned subsidiary of Mellon Bank, provides investment management services to the Small Cap Portfolio of the Registrant. FAM's primary business is the management of the Founders group of mutual funds. It also serves as investment adviser to other mutual funds and private accounts. The officers and directors of FAM and their business of a substantial nature during the past two fiscal years are as follows:


                                   Position                                Business of a Substantial
Name                               with FAM                                Nature During Past Two Years
----                               --------                                ----------------------------
Jonathan F. Zeschin                President and Chief                     N/A
                                   Executive Officer; Member,
                                   Board of Managers



                                   Position                                Business of a Substantial
Name                               with FAM                                Nature During Past Two Years
----                               --------                                ----------------------------
Kenneth R. Christoffersen          Vice President, General                 N/A
                                   Counsel and Secretary


Gregory P. Contillo                Senior Vice President;                  N/A
                                   Member, Board of Managers


Frank Gaffney                      Vice President                          N/A


Roberto Galindo, Jr.               Assistant Vice President                N/A


Laurine Garrity                    Vice President                          N/A


Michael W. Gerding                 Vice President; Member,                 Portfolio manager for Founders
                                   Board of Managers                       Passport and Worldwide Growth Funds


Edward F. Keely                    Vice President                          Portfolio manager for Founders Growth
                                                                           Fund.


Brian F. Kelly                     Vice President                          Portfolio manager for Founders Blue Chip and
                                                                           Balanced Funds.


Paul LaRocco                       Vice President                          Portfolio manager for Founders Special Fund
                                                                           since March 1998; previously, Vice President
                                                                           and portfolio manager of Oppenheimer Funds, Inc.


James P. Rankin                    Vice President                          N/A


David L. Ray                       Vice President, Treasurer               N/A
                                   and Assistant Secretary


Linda M. Ripley                    Vice President                          N/A


Steven Shapiro                     Vice President                          N/A


Christopher M. Condron             Chairman, Board of Managers             Vice Chairman, Mellon Bank Corp.; Vice
                                                                           Chairman, Boston Co.; Deputy Director, Mellon
                                                                           Trust; Chief Executive Officer, Boston Co.
                                                                           Asset Management, Inc.; Chief Executive
                                                                           Officer, Dreyfus Corp.; President, Boston Safe
                                                                           Deposit and Trust Co.; President, Dreyfus
                                                                           Corp.; Chief Operating Officer, Mellon Bank
                                                                           Corp.; Chief Operating Officer, Dreyfus Corp.;
                                                                           Director, Dreyfus Corp.


Stephen E. Canter                  Member, Board of                        Director, Dreyfus Corp.; Corp.;
                                   Managers                                Director, Dreyfus Trust Co.; Formerly, Chairman
                                                                           and Chief Executive Officer, Kleinwort
                                                                           Benson Investment Management Americas,
                                                                           Inc.; Vice Chairman and Chief Investment
                                                                           Officer, Dreyfus Co.


Lawrence S. Kash                    Member, Board of                       Chairman, President and Chief Executive
                                    Managers                               Officer, Boston Co. Advisors, Inc.;
                                                                           Executive Vice President and Director,
                                                                           Dreyfus Service Organization, Inc.;
                                                                           Director, Dreyfus America Fund; Director,
                                                                           The Dreyfus Consumer Credit Corp.;
                                                                           Director, Dreyfus Trust Co.; Director,
                                                                           Dreyfus Service Corp.; President, Boston
                                                                           Co.; President, Laurel Capital Advisors;
                                                                           President, Boston Group Holdings, Inc.;
                                                                           Executive Vice President, Mellon Bank,
                                                                           N.A.; Executive Vice President, Boston
                                                                           Safe Deposit and Trust Co.; Vice Chairman-
                                                                           Distribution, Dreyfus Corp.

W. Keith Smith                      Member, Board of Managers              Senior Vice Chairman, Mellon Bank Corp.;
                                                                           Senior Vice Chairman, Mellon Bank, NA;
                                                                           Chairman, Dreyfus Corp.; Chairman, Boston
                                                                           Co.

BUSINESS AND OTHER CONNECTIONS OF SCM

Strong Capital Management, Inc. ("SCM") provides investment management services to the Aggressive Growth Portfolio of the Registrant. SCM's primary business is the management of the Strong group of mutual funds ("Strong Funds"). It also serves as investment adviser to individual and institutional accounts. The officers and directors of SCM and their business of a substantial nature during the past two fiscal years are as follows:

                                    Position                                    Business of a Substantial
Name                                with SCM                                    Nature During Past Two Years
----                                --------                                    ----------------------------
Richard S. Strong                   Director; Chairman;                         Chairman and Director of Strong Funds
                                    Chief Investment Officer;                   Distributors, Inc.; Chairman and Director
                                    Portfolio Manager                           of Strong Holdings, Inc.; Chairman and
                                                                                Director of Fussville Development LLC;
                                                                                Chairman and Director of Fussville Real
                                                                                Estate Holding LLC; President, Treasurer
                                                                                and Director of Heritage Reserve Holding
                                                                                LLC; Chairman and Director of Heritage
                                                                                Reserve Development Corporation; Chairman
                                                                                and Director of Sherwood Development LLC,
                                                                                Chairman and Director of Strong Service
                                                                                Corporation.

Richard T. Weiss                    Director;                                   Director of Strong Funds Distributors,
                                    Portfolio Manager                           Inc.; Director of Strong Holdings, Inc.;
                                                                                Director of Heritage Reserve Development
                                                                                Corporation; Director of Strong Service
                                                                                Corporation.


Thomas P. Lemke                     Senior Vice President;                      Chief Operating Officer, Vice President
                                    Chief Operating Officer;                    and Chief Compliance Officer of Strong
                                    Secretary; General Counsel;                 Funds Distributors, Inc.; Vice President
                                    Chief Compliance Officer                    of Strong Holdings, Inc.; Vice President
                                                                                of Fussville Development LLC; Vice
                                                                                President of Fussville Real Estate Holding
                                                                                LLC; Vice President of Heritage Reserve
                                                                                Development Corporation; Vice President of
                                                                                Sherwood Development LLC; and Vice
                                                                                President of Strong Service Corporation.

Stephen J. Shenkenberg              Vice President;                             Vice President, Deputy Chief Compliance
                                    Assistant Secretary;                        Officer and Secretary of Strong Funds
                                    Acting General Counsel;                     Distributors, Inc.; Secretary of Strong
                                    Deputy Chief Compliance                     Holdings, Inc.; Secretary of Fussville
                                    Officer                                     Development LLC; Secretary of Fussville
                                                                                Real Estate Holding LLC; Vice President
                                                                                and Assistant Secretary of Heritage
                                                                                Reserve Holding LLC; Secretary of Heritage
                                                                                Reserve Development Corporation; Secretary
                                                                                of Sherwood Development LLC; and Secretary
                                                                                of Strong Service Corporation.

                                    Position                                    Business of a Substantial
Name                                with SCM                                    Nature During Past Two Years
----                                --------                                    ----------------------------
Joseph R. DeMartine                 Senior Vice President;                      Vice President of Strong
                                    Chief Marketing Officer;                    Funds Distributors, Inc.
                                    Managing Director -
                                    Strong Retail Services

Michael E. Fisher                   Senior Vice President;                      N/A
                                    Managing Director -
                                    Institutional Business Group

Kenneth M. Landis                   Senior Vice President;                      Until December 1996, was
                                    Chief Information Officer                   Partner at Coopers &
                                                                                Lybrand, Boston, MA.

John A. Flanagan                    Senior Vice President                       Until May 1997, was Partner
                                                                                at Coopers & Lybrand, LLP,
                                                                                New York, NY.

Jeffrey L. Kubik                    Senior Vice President                       Until June 1997, was
                                                                                Director of Human Resources
                                                                                at Allen-Bradley, Milwaukee,
                                                                                WI.

Thomas M. Zoeller                   Senior Vice President;                      Treasurer and Chief Financial Officer of
                                    Chief Financial Officer;                    Strong Funds Distributors, Inc.; Treasurer
                                    Treasurer; Controller                       of Strong Holdings, Inc.; Treasurer of
                                                                                Fussville Development LLC; Treasurer of
                                                                                Fussville Real Estate Holding LLC;
                                                                                Treasurer of Heritage Reserve Development
                                                                                Corporation; Treasurer of Sherwood
                                                                                Development LLC; and Treasurer of Strong
                                                                                Service Corporation.

Strong Holdings, Inc., a Wisconsin corporation, is a subsidiary of SCM, Strong Funds Distributors, Inc., a Wisconsin corporation, is a subsidiary of Strong Holdings, Inc. Heritage Reserve Development Corporation, a Wisconsin corporation, is a subsidiary of Strong Holdings, Inc. Heritage Reserve Holding LLC, a Wisconsin limited liability company, is a subsidiary of SCM. Fussville Real Estate Holdings LLC, Fussville Development LLC and Sherwood Development LLC, Wisconsin limited liability companies, are subsidiaries of Heritage Reserve Holdings LLC. Strong Service Corporation is a subsidiary of Strong Holdings, Inc.



BUSINESS AND OTHER CONNECTIONS OF PBA

Pilgrim Baxter & Associates, Ltd. ("PBA") provides investment management services to the Core Growth Portfolios of the Registrant and of ONE Fund. PBA also serves as investment adviser to the PBHG Funds, Inc., investment companies registered under the 1940 Act. PBA also provides investment advisory services to pension and profit-sharing plans, charitable institutions, corporations and other investment companies. PBA is wholly owned by United Asset Management Corp. The officers and directors of PBA and their business of a substantial nature during the past two fiscal years are as follows:


                                       Position                         Business of a Substantial
Name                                   with PBA                         Nature During Past Two Years
----                                   --------                         ----------------------------
Harold J. Baxter                       Director, Chairman               Director and Chairman of PBHG
                                       and Chief Executive              Funds, Inc.
                                       Officer

Paul J. Hondros                        President and Chief              Until September, 1997 was
                                       Operating Officer                President and Chief Executive
                                                                        Officer of Fidelity Investment
                                                                        Retail Group

Gary L. Pilgrim                        Director and Chief               President of PBHG Funds, Inc.
                                       Investment Officer

Eric C. Schneider                      Chief Financial Officer
                                       and Treasurer

Amy S. Yuter                           Chief Compliance Officer         N/A

John M. Zerr                           General Counsel and              Formerly Vice President of
                                       Secretary                        Delaware Management Group

BUSINESS AND OTHER CONNECTIONS OF RSIM

Robertson Stephens Investment Management, L.P. ("RSIM"), a wholly-owned subsidiary of BankAmerica Corporation, provides investment management services to the Growth & Income Portfolio of the Registrant. RSIM, a California limited partnership, also serves as investment adviser to the Robertson Stephens group of mutual funds as well as private and institutional asset pools. The principal officers of RSIM and their business of a substantial nature during the past two fiscal years are as follows:


                                    Position                           Business of a Substantial
Name                                with RSIM                          Nature During Past Two Years
----                                ---------                          ----------------------------
G. Randy Hecht                      President                          Chief Operating Officer
                                                                       and Executive Vice President
                                                                       of Robertson Stephens Funds


Andrew P. Pilara, Jr.               Chief Investment                   Portfolio Manager of Robertson
                                    Officer                            Stephens Partners, Global Value
                                                                       and Global Natural Resources
                                                                       Funds


John L. Wallace                     Portfolio Manager                  N/A


James L. Callinan                   Portfolio Manager                  N/A

BUSINESS AND OTHER CONNECTIONS OF FIRSTAR

Firstar Bank, N.A. ("Firstar") provides investment management services to the Strategic Income Stellar and Relative Value Portfolios of the Registrant. Star is a national bank and trust organization which has a substantial business in managing commingled funds including registered investment companies. Star also serves as the custodian of the Registrant's assets other than those in the Registrant's International and International Small Company Portfolios. The directors and principal officers of Firstar and their business of a substantial nature during the last two fiscal years are as follows:

                                       Position                         Business of a Substantial
Name                                   with Firstar                     Nature During Past Two Years
----                                   ------------                     ----------------------------
Jerry A. Grundhofer                    Chairman, President,             Chairman, President, Chief
                                       Chief Executive Officer          Executive Officer and Director of
                                       and Director                     Star Banc Corp.

James R. Bridgeland, Jr.               Director                         Partner of Taft, Stettinius &
                                                                        Hollister

Laurance L. Browning, Jr.              Director                         Formerly Vice Chairman, Emerson
                                                                        Electric Co.

Victoria B. Buyniski                   Director                         President & Chief Executive
                                                                        Officer, United Medical Resouces, Inc.

                                       Position                         Business of a Substantial
Name                                   with Star                        Nature During Past Two Years
----                                   ---------                        ----------------------------
Samuel M. Cassidy                      Director                         Formerly President & Chief
                                                                        Executive Office of Star

V. Anderson Coombe                     Director                         Chairman of Wm. Powell Co.

John C. Dannemiller                    Director                         Chairman & Chief Executive
                                                                        Officer of Bearings, Inc.

J.P. Hayden, Jr.                       Director                         Chairman & Chief Executive
                                                                        Officer of The Midland Co.

Roger L. Howe                          Director                         Chairman of U.S. Precision Lens, Inc.

Thomas J. Klinedinst, Jr.              Director                         Chairman, President, Chief Executive
                                                                        Officer & Chief Operating Officer of
                                                                        Thomas E. Wood, Inc.

Charles S. Mechem, Jr.                 Director                         Chairman, Cincinnati Bell

Daniel J. Meyer                        Director                         Chairman & Chief Executive
                                                                        Officer of Cincinnati Milacron, Inc.

David B. O'Maley                       Director                         Chairman, President & Chief
                                                                        Executive Officer of ONLI

O'dell M. Owens                        Director                         Senior VP, Franciscan Hospital System

Thomas E. Petry                        Director                         Chairman & Chief Executive Officer
                                                                        of Eagle-Picher Industries, Inc.

Oliver W. Waddell                      Director                         Formerly Chairman of Star Banc
                                                                        Corp. and Vice Chairman of Star

Daniel B. Benhase                      Executive Vice President         N/A

Joseph A. Campanella                   Executive Vice President         N/A

Richard K. Davis                       Executive Vice President         N/A

S. Kay Geiger                          Executive Vice President         N/A

Timothy J. Fogarty                     Executive Vice President         N/A

Jerome C. Kohlhepp                     Executive Vice President         N/A

Thomas J. Lakin                        Executive Vice President         N/A

David M. Moffett                       Executive Vice President         N/A
                                       & Chief Financial Officer

David R. Noe                           Executive Vice President         N/A

Andrew E. Randall                      Executive Vice President         N/A

Wayne J. Shircliff                     Executive Vice President         N/A

Stephen E. Smith                       Executive Vice President         N/A

BUSINESS AND OTHER CONNECTIONS OF FIC AND FGIM

Federated Investment Counseling, Federated Global Investment Management Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. The Trustees of the Sub-Adviser, their position with the Sub-Adviser, and in parentheses, their principal occupations are as follows: John F. Donahue, Trustee (Trustee, Chairman and Chief Executive Officer, Federated Investors; Director and Chairman, Federated Research Corp.; Trustee and Chairman, Federated Advisers, Federated Management, Federated Research, and Federated Global Research Corp.; Director, Federated Investors, Inc. and Federated Investors Building Corp.; Trustee, Federated Investment Counseling and Federated Investors Management Company; Chairman, Passport Research, Ltd.); J. Christopher Donahue, Trustee, (Trustee, President, chief Executive Officer and Chief Operating Officer, Federated Advisers, Federated Global Research corp., Federated Management and Federated Research; Director, President, Chief Executive Officer and Chief Operating Officer, Federated Research Corp.; Trustee, President and Chief Operating Officer, Federated Investors; Director, chairman and Chief Executive Officer, Federated Investors, Inc.; President, Passport Research Ltd.; Trustee, Federated Investment Counseling, Federated Investors Management Company, Federated Shareholder Services Company, Federated Administrative Services, Federated International Management, Ltd., Federated Shareholder Services, Retirement Plan Service Company of America, Advanced Information Systems, Federated Services Company and Federated Bank and Trust; Director, Federated Administrative Services, Inc., Federated Financial Services, Inc. Federated Investors Building Corp., FFSI Insurance Agency, Inc. and FS Holdings, Inc.); John W. McGonigle, Trustee, (Director and president, Federated Financial Services, Inc., FII Holdings, Inc., FFSI Insurance Agency, Inc.; Directors, President and Chief Executive Officer, Federated Investors Building Corp.; Director, President, Chief Operating Officer and Secretary, Federated Investors, Inc.; Trustee, Chairman, President and Chief Executive Officer, Federated Shareholder Services; Director, Executive Vice President and Secretary, Federated Investors, Inc. Trustee, Executive Vice President and Secretary, Federated Investors; Trustee and President, Federated Investors Management Company, Trustee, Federated Advisers, Federated Global Research Corp., Federated Management, Federated Research, Federated International Management, Ltd., Federated Investment Counseling; Director, Federated Research Corp.); Mark D. Olson, Trustee (Trustee, Federated Advisers, Federated Management, Federated Research, Federated Administrative Services, Federated Investment Counseling, Advanced Information Systems, Federated Investors, Federated Shareholder Services, Federated Shareholder Services Company, Retirement Plan Service Company of America; Partner, Wilson, Halbrook & Baynard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

The remaining Officers of FIC are:

John B. Fisher                President

Executive Vice Presidents:    William D. Dawson, III
                              Henry A. Frantzen
                              J. Thomas Madden

Senior Vice Presidents:       Drew J. Collins
                              Johnathan C. Conley
                              Deborah A. Cunningham
                              Mark E. Durbiano
                              J. Alan Minteer
                              Susan M. Nason
                              Mary Jo Ochson
                              Robert J. Ostrowski
                              Charles A. Ritter

Vice Presidents:              J. Scott Albrecht
                              Joseph M. Balestrino
                              Randall S. Bauer
                              David A. Briggs
                              Kenneth J. Cody
                              Alexandre de Bethmann
                              Michael P. Donnelly
                              Linda A. Duessel
                              Donald T. Ellenberger
                              Kathleen M. Foody-Malus
                              Thomas M. Franks
                              Edward C. Gonzales
                              James E. Grefenstette
                              Susan R. Hill
                              Stephen A. Keen
                              Robert K. Kinsey
                              Robert M. Kowit
                              Jeff A. Kozemchak
                              Steven Lehman
                              Marian R. Marinack
                              Sandra L. McInerney
                              Scott B. Schermerhorn
                              Frank Semack
                              Aash M. Shah
                              Christopher Smith
                              William F. Stotz
                              Tracy P. Stouffer
                              Edward J. Tiedge
                              Paige M. Wilhelm
                              Jolanta M. Wysocka

Assistant Vice Presidents:    Todd A. Abraham
                              Stefanie L. Bachhuber
                              Arthur J. Barry
                              Micheal W. Casey
                              Robert E. Cauley
                              Salvatore A. Esposito
                              Donna M. Fabiano
                              John T. Gentry
                              William R. Jamison
                              Constantine Kartsonsas
                              Joseph M. Natoli
                              Keith J. Sabol
                              Michael W. Sirianni
                              Gregg S. Tenser

Secretary:                    Stephen A. Keen

Treasurer:                    Thomas R. Donahue

Assistant Secretaries:        Thomas R. Donahue
                              Christine I. McGonigle

Assistant Treasurer:          Richard B. Fisher

The business address of each of the Officers of the investment adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the funds listed in Part B of this Registration Statement.

PRINCIPAL UNDERWRITERS

Not Applicable


LOCATION OF ACCOUNTS AND RECORDS

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)           Journals and other records of original entry:

                 For those portfolios other than the International and International Small Company Portfolios:

                 Firstar
                 425 Walnut Street
                 Cincinnati, Ohio  45202

              and

                 American Data Services, Inc. ("ADS")
                 150 Motor Parkway, Suite 109
                 Hauppauge, NY  11788

                 For the International and International Small Company
                 Portfolios:


                 Investors Fiduciary Trust Co. ("IFTC")
                 801 Pennsylvania Street
                 Kansas City, Missouri  64105

(b)           General and auxiliary ledgers:

                 ADS and IFTC

(c)           Securities records for portfolio securities:

                 ADS and IFTC

(d)           Corporate charter (Articles of Incorporation), By-Laws and Minute
              Books:

                 Ronald L. Benedict, Secretary
                 Ohio National Fund, Inc.
                 One Financial Way
                 Montgomery, Ohio  45242

(e)           Records of brokerage orders:

                 The Adviser

(f)           Records of other portfolio transactions:

                 The Adviser

(g)           Records of options:

                 The Adviser

(h)           Records of trial balances:

                 ADS and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

                 The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

                 The Adviser

(k)           Files of advisory materials

                 The Adviser


MANAGEMENT SERVICES

Not Applicable


UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Ohio National Fund, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 26th day of April, 1999.


                                       OHIO NATIONAL FUND, INC.


                                       By   /s/John J. Palmer
                                         ------------------------------
                                         John J. Palmer, President


Attest   /s/Ronald L. Benedict
       --------------------------------
          Ronald L. Benedict, Secretary


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                              Title                                        Date
---------                              -----                                        ----
/s/John J. Palmer
-------------------------               President and Director                  April 26, 1999
John J. Palmer                         (Principal Executive Officer)


/s/Dennis R. Taney
-------------------------              Treasurer (Principal Financial           April 26, 1999
Dennis R. Taney                        and Accounting Officer)


/s/Ronald L. Benedict
-------------------------              Director                                 April 26, 1999
Ronald L. Benedict


/s/George E. Castrucci
-------------------------              Director                                 April 26, 1999
George E. Castrucci


/s/Ross Love
-------------------------              Director                                 April 26, 1999
Ross Love


/s/George M. Vredeveld
-------------------------              Director                                 April 26, 1999
George M. Vredeveld

                         INDEX OF CONSENTS AND EXHIBITS

                                                                                          Page Number in
Exhibit                                                                                Sequential Numbering
Number               Description                                                       System Where Located
------               -----------                                                       --------------------
                     Consent of Ronald L. Benedict, Esq.

                     Consent of Jones & Blouch L.L.P.

                     Consent of KPMG LLP


(n) Financial Data Schedules as of December 31, 1998 for each of the Registrant's portfolios

                                    CONSENTS

                                  [Letterhead]


                                                               April 26, 1999



The Board of Directors
Ohio National Fund, Inc.
237 William Howard Taft Road
Cincinnati, Ohio  452l9


Re: Ohio National Fund, Inc. Registration Statement
        File Nos. 2-67464  and 811-3015


Gentlemen:


The undersigned hereby consents to the use of my name under the caption of "Legal Counsel" in the registration statement on Form N-lA of the above captioned registrant.


As required by paragraph (b)(4) of Rule 485 under the Securities Act of 1933, the registrant has certified that this post-effective Amendment no. 38 to its Form N-1A meets all the requirements for effectiveness pursuant to paragraph
(b) of that Rule. Having reviewed this amendment, the undersigned legal counsel to the registrant hereby confirms that the amendment does not contain any material that would render it ineligible to become effective pursuant to paragraph (b).



                                                  Sincerely,


                                                  /s/ Ronald L. Benedict
                                                  ----------------------
                                                  Ronald L. Benedict
                                                  Secretary and Legal Counsel

RLB/nh

                             Jones & Blouch  L.L.P.
                                 Suite 405-West
                        1025 Thomas Jefferson St., N.W.
                              Washington, DC 20007
                                 (202) 223-3500


                                 April 26, 1999


Board of Directors
Ohio National Fund, Inc.
One Financial Way
Cincinnati, OH 45242

    Re:   Ohio National Fund, Inc.
          Registration Statement on Form N-1A
          File No. 2-67464
          -----------------------------------

Dear Sirs:


        We hereby consent to the reference to this firm under the caption "Legal Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 38 under the Securities Act of 1933 to the Registration Statement for Ohio National Fund, Inc. (File No. 2-67464).



                                        Very truly yours,

                                        /s/ JONES & BLOUCH L.L.P.
                                            --------------------
                                            Jones & Blouch L.L.P.

                         Independent Auditors' Consent


The Board of Directors
Ohio National Fund, Inc.:


We consent to the inclusion of our report dated February 5, 1999, included herein and to the reference to our firm under the headings "Financial Highlights" in the prospectus and "Experts" in the Statement of Additional Information.


                                        KPMG LLP



Cincinnati, Ohio
April 26, 1999